UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary proxy statement.

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Definitive proxy statement.

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Definitive additional materials.

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Soliciting material pursuant to §240.14a-12.

ANI Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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(3)
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April 29, 2021
Dear Fellow Stockholders:
My tenure at ANI began in September 2020 in the midst of the global pandemic, which has profoundly affected our personal lives, as well as our businesses. The biopharmaceutical industry simultaneously has been at the center of efforts to treat and prevent the COVID-19 virus and also has been quite vulnerable to its overall impact. Through these challenges, we have been grateful for the strong commitment shown by the ANI family in conjunction with our customers, suppliers, and manufacturing partners to ensure business continuity and an uninterrupted supply of medicines to our patients.
I joined ANI because I saw a tremendous opportunity. ANI was at an important inflection point, and I believed that my broad experience in biopharmaceuticals was well-suited to lead the Company and help achieve our aspirations. My background spans branded products, generics and CDMO business lines, with responsibility for multi-year strategic planning, accelerating growth through M&A and business development, portfolio development and commercialization, overall P&L and balance sheet optimization, and engagement with the U.S. Food and Drug Administration (“FDA”) on complex product launches.
Initially, working with the management team, I spent time understanding where our Company was strong, where improvements need to be made, the evolving biopharma market dynamics and resulting market opportunities for ANI. Our Company’s core strengths include our U.S.-focused diversified mix of Brands, Generics and CDMO business lines; our programmatic deal-making and value capture capability; our excellent GMP track record; our strong balance sheet and financial discipline; and finally, our consistency in performance, delivering compound annual growth rate of 30% in revenues and 26% in gross profits from 2014 to 2020. 1
Based on our strengths and the market opportunities, we developed a long-term strategy centered on four key pillars to achieve sustainable growth and create value for shareholders:
1.
Build a successful Cortrophin franchise;

2.
Strengthen the Generics business by enhancing development capabilities and increasing focus on niche opportunities;

3.
Maximize the value from established brands through programmatic business development and innovative access and go-to-market strategies; and

4.
Expand CDMO business leveraging unique North American-based manufacturing capabilities.

We have already taken important steps in line with our growth strategy. Regarding Cortrophin, we are on track to submit a more robust supplemental new drug application in 2Q 2021 – one that gives us the highest degree of confidence that it will be accepted and ultimately approved by the FDA. To strengthen our commercialization efforts, we recently brought on Chris Mutz as Chief Commercial Officer and Head of Rare Diseases to lead the Cortrophin commercial franchise, including our launch strategy and commercial plan.
In March 2021, in line with the second pillar of our growth strategy, we entered into an agreement to acquire Novitium Pharma, a transaction designed to create a sustainable generics growth engine with over 25 anticipated product launches in 2021 and 2022, including products with Competitive Generic Therapy designation. Novitium is a best-in-class Research & Development engine with 21 abbreviated new drug applications (“ANDAs”) on file with the FDA and more than 30 additional products under development.

1
2020 calculation includes pro formas for the pending acquisition of Novitium and the recent assets acquisition from Sandoz.

Importantly, they are also currently advancing three 505(b)(2) candidates in oncology and hypertension. These products will enable us to build on ANI’s increasing focus on niche opportunities. We are seeking your support for the share issuances associated with the Novitium acquisition as further described in the accompanying proxy statement.
In April 2021, we announced that the Company acquired the new drug applications for OXISTAT® Lotion, VEREGEN® Ointment, and Pandel® Cream, and the ANDA for ApexiCon® E Cream from Sandoz Inc. This acquisition is in line with our strategy to expand our established brands business through accretive deals while leveraging our innovative brand commercialization infrastructure and our North American manufacturing capabilities.
To achieve our aspirations, we are building an empowered team with new world-class talent complementing the strong experience and expertise of our tenured colleagues. In addition, we have diversified and further strengthened our highly experienced Board of Directors and continue to enhance and evolve our corporate governance practices.
I want to take this opportunity to thank again the entire ANI family for their significant dedication to the Company, ensuring operations continue despite the global pandemic. I also want to thank our Chairman, Patrick Walsh, for his service as interim CEO in 2020, and the rest of the Board for selecting and supporting me to lead the Company going forward.
As we look ahead, we see enormous capacity for growth, both organically and inorganically building on the core strengths of the business. Together with our Board members, we are laser focused on driving shareholder returns, broadening our relationships with the investment community and ensuring that patients and prescribers have access to our therapeutics.
Thank you for your ongoing support and stay safe.
Sincerely,
Nikhil Lalwani
President and Chief Executive Officer

Forward-Looking Statements
In this communication we have made certain forward-looking statements within the meaning of the federal securities laws. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Such statements include, but are not limited to, statements about the Company’s corporate strategy, the pending acquisition of Novitium and anticipated results of such acquisition, future operations, products, financial position, operating results and prospects, including plans for growth, the Company’s pipeline or potential markets therefor, plans for existing ANDAs, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. The following factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), which includes this proxy statement, could cause actual results to differ materially from those described in these forward-looking statements: (a) the risk that the pending acquisition of Novitium may not be completed in a timely manner or at all, (b) the risk that the Company may face with respect to importing raw materials; (c) the use of single source suppliers and the time it may take to validate and qualify another supplier, if necessary; (d) increased competition and strategies employed by competitors; (e) the ability to realize benefits anticipated from acquisitions, including the pending acquisition of Novitium and the recent assets acquisition from Sandoz; (f) costs and regulatory requirements relating to contract manufacturing arrangements; (g) delays or failure in obtaining product approvals from the U.S. Food and Drug Administration; (h) general business and economic conditions, including the ongoing impact of the COVID-19 pandemic; (i) market trends for our products; (j) regulatory environment and changes; and (k) regulatory and other approvals relating to product development and manufacturing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K and other documents we filed from time to time with the SEC, including this proxy statement. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations.

Notice of 2021 Virtual Annual Meeting of Stockholders
To be held on June 2, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 Virtual Annual Meeting (the “Virtual Annual Meeting”) of stockholders (“Stockholders”) of ANI Pharmaceuticals, Inc. (the “Company”) to be held at 10:00 a.m., Eastern Time, on Wednesday, June 2, 2021. Due to the continuing travel and community gathering impacts of the novel coronavirus outbreak (COVID-19), the Company will use an online-only format for the 2021 annual meeting. Stockholders will be able to listen, vote, and submit questions from their home or any remote location with internet connectivity at www.virtualshareholdermeeting.com/ANIP2021. The Virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to participate in this year’s virtual meeting can be found on page 1 of the proxy statement for the Virtual Annual Meeting. The purpose of the Virtual Annual Meeting is for Stockholders to consider and take action on the following matters:
1.
To elect Robert E. Brown, Jr., Thomas Haughey, Nikhil Lalwani, David B. Nash, M.D., M.B.A., Antonio R. Pera, Jeanne A. Thoma and Patrick D. Walsh to the Company’s Board of Directors to hold office until the next annual meeting;

2.
To approve the compensation of the Company’s named executive officers, on an advisory basis;

3.
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

4.
To approve, in connection with the Company’s pending acquisition of Novitium Pharma LLC (“Novitium”), the issuances of (a) 2,466,667 shares of common stock to certain members of Novitium and (b) 25,000 shares of Series A Convertible Preferred Stock to Ampersand 2020 Limited Partnership (“Ampersand”), as required by and in accordance with applicable Nasdaq listing rules, which proposal we refer to as the “Share Issuance Proposal;” and

5.
To transact other business that may properly come before the Virtual Annual Meeting or any adjournments or postponements of the Virtual Annual Meeting.

With respect to the Share Issuance Proposal, it is important to understand that we are not required to seek, nor are we seeking, stockholder approval of the pending acquisition of Novitium. Rather, we are only seeking approval to issue 2,466,667 shares of common stock and 25,000 shares of Series A Convertible Preferred Stock in connection with our pending acquisition of Novitium. Because we are seeking your approval to issue shares of common stock in connection with the pending acquisition of Novitium, we have included in the proxy statement certain material information regarding Novitium and the acquisition.
Only holders of the Company’s common stock and class C special stock of record as of April 26, 2021 are entitled to notice of and to vote at the Virtual Annual Meeting.
Your vote is very important. Regardless of whether you plan to attend the Virtual Annual Meeting, please promptly vote your shares. You may vote your shares over the Internet or via a toll-free telephone number. You may submit your proxy for the Virtual Annual Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Virtual Annual Meeting and Voting Rights on page 3 of the proxy statement.
By Order of the Board of Directors,
Stephen P. Carey
Corporate Secretary, Senior Vice President, Finance and Chief Financial Officer
April 29, 2021
Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting to be Held on June 2, 2021: The Company’s proxy statement and Annual Report are available electronically at www.proxyvote.com.

Page
INDEX TO FINANCIAL STATEMENTS	F-1
ANNEX A – MERGER AGREEMENT	A-1
ANNEX B – INVESTMENT AGREEMENT	B-1
ANNEX C – OPINION OF HOULIHAN LOKEY CAPITAL, INC.	C-1
APPENDIX A – ADJUSTED EDBITDA RECONCILIATION
APPENDIX B – ADJUSTED NON-GAAP NET INCOME AND ADJUSTED NON-GAAP DILUTED EARNINGS PER SHARE

ANI PHARMACEUTICALS, INC.
210 Main Street West
Baudette, Minnesota 56623

PROXY STATEMENT

Virtual Annual Meeting of Stockholders to be held
10:00 a.m. Eastern Time on June 2, 2021
INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING AND VOTING
General Background
The Board of Directors (the “Board”) of ANI Pharmaceuticals, Inc. (the “Company” or “ANI”) is providing these proxy materials to the holders of the Company’s common stock and class C special stock (together the Company’s “Stockholders”) in connection with the solicitation of proxies by the Company on behalf of the Board for the Company’s 2021 Virtual Annual Meeting of Stockholders (the “Virtual Annual Meeting”), which will take place at 10:00 a.m. Eastern Time on Wednesday, June 2, 2021 and at any adjournment thereof. Due to the continuing travel and community gathering impacts of the novel coronavirus outbreak (COVID-19), the Company will use an online-only format for the 2021 annual meeting. Stockholders will be able to attend the Virtual Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ANIP2021and entering your 16-digit control number included on your enclosed proxy card or on the instructions that accompanied your proxy materials. The Virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
Our 2020 Annual Report to Stockholders for the fiscal year ended December 31, 2020 is being mailed to stockholders with the mailing of these proxy materials on or about May 3, 2021.
Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders To Be Held on June 2, 2021:
The Notice of the Virtual Annual Meeting, this proxy statement and our 2020 Annual Report on Form 10-K are available at https://www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon request to ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, Minnesota 56623, Attention: Secretary or by calling (218) 643-3500.
Unless otherwise required by the context, references in this proxy statement to the “Company” or “ANI” refer to ANI Pharmaceuticals, Inc., a Delaware corporation formed in April 2001, formerly known as BioSante Pharmaceuticals, Inc. The Company’s principal executive offices are located at 210 Main Street West, Baudette, Minnesota 56623, its telephone number is (218) 634-3500, and its website address is www.anipharmaceuticals.com.

Instructions for the Virtual Annual Meeting
Our 2021 annual meeting will be a virtual online-only meeting conducted exclusively via live webcast.
To participate in the Virtual Annual Meeting, visit www.virtualshareholdermeeting.com/ANIP2021 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 2, 2021. The meeting will begin promptly at 10:00 a.m. Eastern Time on June 2, 2021.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able to submit questions during the meeting through the virtual meeting portal by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ANIP2021, and typing their question into the applicable field provided in the web portal. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. In order to promote fairness and efficient use of time, we will respond to up to two questions from a single stockholder.
The Virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page at www.virtualshareholdermeeting.com/ANIP2021.

INFORMATION ABOUT THIS PROXY STATEMENT
This proxy statement is being provided to stockholders of ANI Pharmaceuticals, Inc. in connection with the proposals to be voted on at the Virtual Annual Meeting as set forth in the Notice of 2021 Virtual Annual Meeting of Stockholders. Proposal 4 seeks approval by stockholders of the Company of the issuances of (a) 2,466,667 shares of common stock to certain members of Novitium Pharma LLC (“Novitium”) and (b) 25,000 shares of Series A Convertible Preferred Stock to Ampersand 2020 Limited Partnership (“Ampersand”), as required by and in accordance with applicable Nasdaq listing rules (the “Share Issuance Proposal”), in connection with the pending acquisition of Novitium by the Company pursuant to the Agreement and Plan of Merger, dated as of March 8, 2021 (the “Merger Agreement”) by and among the Company, Novitium and the other parties thereto. The Merger Agreement and the pending acquisition are described in further detail in Part I — “Information About the Novitium Acquisition.”
It is important to understand that we are not required to seek, nor are we seeking, stockholder approval of the pending acquisition of Novitium. Rather, we are only seeking approval of the Share Issuance Proposal, which will allow us to issue (a) 2,466,667 shares of common stock to certain members of Novitium and (b) 25,000 shares of Series A Convertible Preferred Stock to Ampersand, as required by and in accordance with the Nasdaq Listing Rules, as more fully described in Part II — “Proposal 4 — Share Issuance Proposal.”
This proxy statement is organized into two parts:
Part I Information About the Novitium Acquisition	Provides summary and detailed information about the pending acquisition of Novitium, including the Merger Agreement.
Part II Information About the Virtual Annual Meeting and Proposals	Provides information about the Virtual Annual Meeting, the matters that ANI stockholders will vote on at the Virtual Annual Meeting, including the election of directors, an advisory vote on compensation of ANI’s named executive officers, the ratification of ANI’s independent auditor, and the Share Issuance Proposal. Part II also discusses how ANI stockholders may vote or grant a proxy and the vote required to adopt each proposal to be presented, as well as other matters relating to the Virtual Annual Meeting.
Questions and Answers About the Virtual Annual Meeting and Voting Rights
Q:
How can I attend the Virtual Annual Meeting?

A:
The Virtual Annual Meeting will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were the owner of the Company’s common stock or class C special stock as of the close of business on April 26, 2021 or if you hold a valid proxy from such person.

You will be able to attend the Virtual Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ANIP2021. You also will be able to vote your shares electronically at the Virtual Annual Meeting. However, we encourage all Stockholders to vote in advance of the Virtual Annual Meeting.
To participate in the Virtual Annual Meeting, you will need the 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials.
The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
Q:
Why is the annual meeting held in a virtual, online-only format this year?

A:
We are holding our 2021 annual meeting in a virtual, online-only format this year due to the continuing travel and community gathering impacts of the novel coronavirus outbreak (COVID-19). We believe that the virtual meeting format will facilitate stockholder attendance and participation at the annual meeting by enabling stockholders to participate remotely from any location.

Q:
How can I vote my shares during the Virtual Annual Meeting?

A:
Stockholders may participate in the virtual annual meeting by visiting the following website: www.virtualshareholdermeeting.com/ANIP2021.

To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Even if you plan to participate in the Virtual Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Virtual Annual Meeting.
Q:
If I am a holder of record of the Company’s common stock or class C special stock, how do I vote in advance of the Virtual Annual Meeting?

A:
You may vote by proxy over the Internet by visiting the website established for that purpose at www.proxyvote.com or via a toll-free telephone number. Once you access that website, in order to vote your shares, you will be required to provide the login control number contained on your proxy card. After providing this information, you will be prompted to complete an electronic proxy card. Your votes will be indicated on your computer screen and you will be prompted to submit or revise your electronic proxy card as desired. If you received a paper copy of a proxy or voting instruction card by mail, you may also submit your proxy or voting instruction card by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided.

Q:
If I am a beneficial owner of shares held in street name, how do I vote in advance of the Virtual Annual Meeting?

A:
You should receive from your broker, bank or other nominee a voting instruction form that outlines the methods by which you can vote your shares. A number of brokers and banks have arranged for beneficial owners to vote their shares via the Internet or telephone and will provide voting instructions on the voting instruction form. If your broker or bank uses Broadridge Financial Solutions, you may vote your shares via the Internet at www.proxyvote.com or by phone by calling the telephone number shown on the voting instruction form received from your broker or bank.

Q:
Why am I receiving these materials?

A:
The Board has delivered paper copies of these materials to you by mail in connection with the Virtual Annual Meeting, which will take place at 10:00 a.m. Eastern Time on Wednesday, June 2, 2021. As a Stockholder, you are invited to attend the Virtual Annual Meeting and to vote on the items of business described in this proxy statement. This proxy statement includes information that the Company is required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Q:
Who is entitled to attend and vote at the Virtual Annual Meeting?

A:
Only holders of record of the Company’s common stock and class C special stock at the close of business on April 26, 2021 are entitled to notice of and to vote at the Virtual Annual Meeting. As of April 26, 2021, there were 12,729,072 shares of the Company’s common stock issued and outstanding and entitled to vote and 10,864 shares of the Company’s class C special stock issued and outstanding and entitled to vote. There is no cumulative voting with respect to the election of directors. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Virtual Annual Meeting.

Q:
What is the difference between holding shares as a Stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the “Stockholder of record.”

If your shares are held in a stock brokerage account or by a bank or other nominee holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee holder of record on how to vote your shares held in your account.
Q:
What can I do if I change my mind after I vote my shares?

A:
The Delaware General Corporation Law generally provides that, unless otherwise provided, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Virtual Annual Meeting. A Stockholder of the Company who has voted shares by returning a proxy card or by delivering a proxy via the Internet or by phone may revoke it at any time before it is exercised at the Virtual Annual Meeting by:

•
Delivering to any of the persons named as proxies on the proxy card, or addressed to and received by the Company’s Investor Relations Department, an instrument revoking the proxy, a proxy revocation or another duly executed proxy bearing a later date at 210 Main Street West, Baudette, MN 56623;

•
Casting a later vote via the Internet or telephone; or

•
Logging into the Virtual Annual Meeting at www.virtualshareholdermeeting.com/ANIP2021 during the Virtual Annual Meeting and voting.

Attendance at the Virtual Annual Meeting will not, by itself, revoke a proxy.
Q:
What are the voting requirements to approve each of the proposals that will be voted on at the Virtual Annual Meeting?

A. Proposal	Vote Required
Election of directors (Proposal 1).	The number of votes cast by the holders of shares of the Company’s common stock and class C special stock, present at the Virtual Annual Meeting in person (virtually) or by proxy and entitled to vote on the proposal and voting “for” a nominee’s election, must exceed the number of votes cast “against” the nominee’s election.
Approval of the compensation of the Company’s named executive officers, on an advisory basis (Proposal 2).	A majority of the shares of the Company’s common stock and class C special stock, voting together as a single class, present at the Virtual Annual Meeting in person (virtually) or by proxy and entitled to vote on the proposal, is required to vote “For” Proposal 2 in order to approve the compensation of named executive officers. This vote is advisory only and is not binding on the Company’s Board.
Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 (Proposal 3).	A majority of the shares of the Company’s common stock and class C special stock, voting together as a single class, present at the Virtual Annual Meeting in person (virtually) or by proxy, and entitled to vote on the proposal, is required to vote “For” Proposal 3 in order to ratify the appointment of EisnerAmper LLP. Ratification of EisnerAmper LLP’s appointment is not required by the Company’s bylaws or otherwise. If Stockholders fail to ratify the appointment, the Company’s Audit and Finance Committee will reconsider whether or not to retain that firm.
Approval of the issuances of (a) 2,466,667 shares of common stock to certain members of Novitium and (b) 25,000 shares of Series A	A majority of the shares of the Company’s common stock and class C special stock, voting together as a single class, present at the Virtual Annual Meeting in person (virtually) or by proxy and entitled to vote on

A. Proposal	Vote Required
Convertible Preferred Stock to Ampersand (Proposal 4).	the proposal, is required to vote “For” Proposal 4 in order to approve the issuances of the securities.

Q:
Why are we asking you to approve the Share Issuance Proposal?

A:
We are proposing the Share Issuance Proposal in order to comply with Nasdaq Listing Rules 5635(a) and (d), which require stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of common stock outstanding before the issuance of stock or securities in such transactions. In connection with the pending acquisition of Novitium, we expect to issue (i) 2,466,667 shares of common stock to certain members of Novitium and (ii) 25,000 shares of Series A Convertible Preferred Stock to Ampersand. Because we may issue 20% or more of our outstanding common stock when considering these issuances together, we are required to obtain stockholder approval of such issuances pursuant to Nasdaq Listing Rules 5635(a) and (d). For more information, please see the section entitled “Proposal 4 — The Share Issuance Proposal” in Part II of this proxy statement.

Q:
Do I have any appraisal or dissenters’ rights with respect to any matter to be acted upon at the Virtual Annual Meeting?

A:
No appraisal or dissenters’ rights are available to our stockholders under Delaware law, our charter or our bylaws in connection with any matter to be acted upon at the Virtual Annual Meeting.

Q:
What constitutes a quorum at the Virtual Annual Meeting?

A:
The presence at the Virtual Annual Meeting, either in person (virtually) or by proxy, of the holders of one-third of the outstanding shares of the Company’s common stock and class C special stock issued and outstanding and entitled to vote will constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

Q:
What is a broker non-vote?

A:
A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that nominee does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

If you do not give voting instructions to your broker, bank or other nominee prior to the deadline set by your broker, bank or other nominee, your broker, bank or other nominee may vote only on matters that the New York Stock Exchange determines to be “routine”, but will not be permitted to vote your shares with respect to “non-routine” items. Under NYSE rules (which banks and brokers may be subject to even though the Company’s common stock is listed on The Nasdaq Global Market), the ratification of the appointment of the Company’s independent auditors is the only routine matter to be addressed at the Virtual Annual Meeting. When a broker, bank or other nominee has not received instructions from the beneficial owners or persons entitled to vote and the nominee cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes do not count as votes “FOR” or “AGAINST” any proposal, as applicable, but will be counted in determining whether there is a quorum for the Virtual Annual Meeting. Accordingly, if Stockholders do not direct their brokers or other nominees how to vote on Proposals 1, 2 and 4, their brokers or other nominees may not exercise discretion and may not vote their shares on Proposals 1, 2 and 4.
Q:
What is the effect of an “ABSTAIN” vote in Proposals 1, 2, 3 and 4?

A:
Proxies marked “ABSTAIN” will be counted in determining the total number of shares “entitled to vote” and “votes cast” on each of the proposals being submitted to a vote of Stockholders. If you elect to abstain in the election of directors, the abstention will not have an impact on the election of directors. For all other proposals, abstentions will have the same effect as an “AGAINST” vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the election of the nominees for director named in this proxy statement, “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, “FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm, and “FOR” the approval of the Share Issuance Proposal.
Q:
Could other matters be decided at the Virtual Annual Meeting?

A:
As of the date of this proxy statement, the Company does not know of any matters to be raised at the Virtual Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Virtual Annual Meeting for consideration, the proxies designated by the Company will have the discretion to vote on those matters for you.

Q:
Who will count the vote?

A:
An officer of the Company or a designee will tabulate the votes of the Company’s common stock and class C special stock and act as inspector of the election.

Q:
Who is paying for this proxy solicitation?

A:
The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice of 2021 Virtual Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by the Company. The Company has hired Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Virtual Annual Meeting. The Company has agreed to pay Morrow a fee of $8,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Whom should I contact with questions?

A:
If you have additional questions, you should contact via mail or email:

ANI Pharmaceuticals, Inc.
210 Main Street West
Baudette, Minnesota 56623
Attn: Investor Relations
Email: IR@anipharmaceuticals.com
You may also contact our proxy solicitor at:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: ANIP.info@investor.morrowsodali.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement and the documents to which we refer you to in this proxy statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Such statements include, but are not limited to, the announcement and pendency of the acquisition of Novitium Pharma LLC (“Novitium”), statements about future operations, strategies and growth potential, including after the pending acquisition, the revenue potential (licensing, royalty and sales) of products we or Novitium sell, development timelines, our ability to integrate the Novitium business and any anticipated benefits of the pending acquisition, our ability to achieve any anticipated synergies from the pending acquisition, our ability to consummate the Novitium acquisition on any anticipated timeline or at all, expected timeframe for submission of new drug applications or supplemental new drug applications to the U.S. Food and Drug Administration (the “FDA”), pipeline or potential markets for our or Novitium’s products, expected pre-launch charges for Cortrophin, impact of accounting principles, outcome of pending litigation, litigation expenses, liquidity and capital resources, the impact of the novel coronavirus (“COVID-19”) global pandemic on our or Novitium’s business, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words, and the use of future dates. Such forward-looking statements are based on the reasonable beliefs of our management as well as assumptions made by and information currently available to our management. Readers should not put undue reliance on these forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified; therefore, our actual results may differ materially from those described in any forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in our periodic reports filed with the SEC, including those discussed in the “Risk Factors” section in Part I, Item 1A of our Annual Report on Form 10-K filed with the SEC on March 11, 2021, the risks identified in the section titled “Risk Factors” below, and the following factors:
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the ability of the parties to complete the announced acquisition of Novitium or any delay in the completion of the acquisition;

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risks that we may face with respect to importing raw materials;

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delays or failure in obtaining approvals by the FDA of the products we or Novitium sell;

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changes in policy or actions that may be taken by the FDA and other regulatory agencies, including drug recalls;

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the ability of our and Novitium’s manufacturing partners to meet product demands and timelines;

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our dependence on single source suppliers of ingredients due to the time and cost to validate a second source of supply;

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acceptance of our or Novitium’s products at levels that will allow us to achieve profitability;

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our and Novitium’s ability to develop, license or acquire, and commercialize new products;

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the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products;

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our ability to protect our intellectual property rights;

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the impact of legislative or regulatory reform on the pricing for pharmaceutical products;

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the impact of any litigation to which we are or may become a party;

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our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries;

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our ability to maintain the services of our key executives and other personnel; and

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general business and economic conditions and the effects and duration of outbreaks of public health emergencies, such as COVID-19.

PART I — INFORMATION ABOUT THE NOVITIUM ACQUISITION
SUMMARY
This summary highlights selected information from this proxy statement regarding the pending acquisition of Novitium (the “Acquisition”). It might not contain all of the information that is important to you. You are urged to read carefully the entire proxy statement and the other documents referred to in this proxy statement that are incorporated by reference into this proxy statement in order to fully understand the Merger Agreement, the acquisition of Novitium, and the Share Issuance Proposal.
It is important to understand that we are not required to seek, nor are we seeking, stockholder approval of the pending acquisition of Novitium. Rather, we are only seeking approval of the Share Issuance Proposal, which will allow us to issue (a) 2,466,667 shares of common stock to certain members of Novitium and (b) 25,000 shares of Series A Convertible Preferred Stock to Ampersand, as required by and in accordance with the Nasdaq Listing Rules, as more fully described in Part II — “Proposal 4 — Share Issuance Proposal.”
The Parties to the Acquisition
We are a Delaware corporation formed in April 2001. We are an integrated specialty pharmaceutical company focused on delivering value to our customers by developing, manufacturing, and marketing high quality branded and generic prescription pharmaceuticals. We focus on niche and high barrier to entry opportunities including controlled substances, oncology products (anti-cancer), hormones and steroids, and complex formulations. Our three pharmaceutical manufacturing facilities, of which two are located in Baudette, Minnesota and one is located in Oakville, Ontario, are together capable of producing oral solid dose products, as well as semi-solids, liquids and topicals, controlled substances, and potent products that must be manufactured in a fully-contained environment.
For more detailed information about us, see our Annual Report on Form 10-K for the year ended December 31, 2020, and other reports and filings we may make from time to time with the Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov.
Novitium, a Delaware limited liability company formed in 2016, is a U.S. based pharmaceutical company that specializes in development, manufacturing, and distribution of niche generic products. Novitium has built a growing commercial product portfolio spanning a diverse range of dosage forms and therapeutic categories, as well as a strong base of pharmaceutical customers for its contract development and manufacturing operation services. Novitium’s principal business address is 70 Lake Drive, East Windsor, NJ 08520, and its telephone number is (855) 204-1431.
See the section entitled “The Acquisition of Novitium” for additional information.
The Merger Agreement
On March 8, 2021 we entered into the Agreement and Plan of Merger (the “Merger Agreement”) with Nile Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), Novitium, Esjay LLC, a Delaware limited liability company (“Esjay”), Chali Properties, LLC, a New Jersey limited liability company (“Chali”), Chad Gassert, Muthusamy Shanmugam and Thorappadi Vijayaraj (collectively, the “Key Persons”, and Muthusamy Shanmugam and Thorappadi Vijayaraj, together with Esjay and Chali, the “Principal Members”) and Shareholder Representative Services LLC, a Colorado limited liability company, as the representative of the holders of interests in Novitium (“Novitium Members”).
Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Novitium, with Novitium surviving the merger as a wholly-owned subsidiary of the Company. The closing of the Acquisition (the “Closing”) will occur (a) within five business days after all of the conditions to the Closing set forth in the Merger Agreement are satisfied or waived or (b) at such other time, date and place as may be agreed by the Company and Novitium, subject to the prior completion of a minimum marketing period relating to the debt financing for the transaction. The date on which the Closing occurs is referred to as the “Closing Date”.
The Merger Consideration will consist of a combination of (i) an estimated cash amount of $89.5 million, subject to various adjustments and expected to be financed in part by the PIPE Investment

(as defined below) and in part by debt financing, (ii) an aggregate of 2,466,667 shares of our common stock (the “Restricted Shares”) and (iii) up to $46.5 million in contingent future earn-out payments.
In connection with the Acquisition, we intend to obtain a new $340.0 million Senior Secured Credit Facility with a consortium of lenders led by Truist Securities (the “Facility”), consisting of a $300.0 million term loan and a $40.0 million revolving credit facility, and a $25 million PIPE Investment by Ampersand. The new debt financing will be secured by substantially all the assets of ANI and its subsidiaries and used for the cash portion of the acquisition and to refinance ANI’s existing senior credit facilities.
See the section titled “The Merger Agreement” for additional information.
Opinion of Our Financial Advisor
On March 8, 2021, Houlihan Lokey Capital, Inc., which we refer to as Houlihan Lokey, orally rendered its opinion to the ANI Board (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated March 8, 2021) as to the fairness, from a financial point of view, to ANI of the merger consideration to be issued and paid by ANI in the acquisition of Novitium pursuant to the Merger Agreement.
Houlihan Lokey’s opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to ANI of the merger consideration to be issued and paid by ANI in the acquisition of Novitium pursuant to the Merger Agreement and did not address any other aspect or implication of the acquisition or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex C to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, any security holder or any other person as to how to act or vote or make any election with respect to any matter relating to the Acquisition or otherwise.
Stockholder Approval
We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(a) and (d). Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of common stock or other securities convertible into or exercisable for common stock, in connection with the acquisition of the stock or assets of another company, if such securities are not issued in a public offering and (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such securities. To satisfy our obligations under the Merger Agreement and the Investment Agreement (as defined below), respectively, we may issue an aggregate of 20% or more of our common stock or securities representing an aggregate of 20% or more of the voting power, in each case outstanding before such issuance, pursuant to the issuance of common stock in connection with the Merger Agreement and the issuance of Series A Convertible Preferred Stock, which is convertible into shares of common stock, in connection with the Investment Agreement.
Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.
See the section titled “Proposal 4 — The Share Issuance Proposal” in Part II of this proxy statement for additional information.

RISK FACTORS
Before you make your decision regarding how to vote on the Share Issuance Proposal set forth in this proxy statement, you should carefully consider each of the following risk factors and all of the other information contained in this proxy statement. The risk factors described below related primarily to the pending acquisition of Novitium and the integration of Novitium and its business. The risk factors described below are not the only risks that we will face following the Acquisition. Furthermore, additional risks and uncertainties not currently known to us may also materially and adversely affect our business operations and financial condition or the price of our common stock.
Risks Relating to the Acquisition
If we fail to obtain stockholder approval of the Share Issuance Proposal as required by the Nasdaq Listing Rules, we will be unable to consummate the acquisition of Novitium.
In order to consummate the acquisition of Novitium and the related PIPE Investment, and in connection therewith, we may need to issue more than 20% of the outstanding voting power and the total number of shares of our common stock outstanding before the acquisition and the PIPE Investment. Nasdaq Listing Rule 5635(a) requires stockholder approval when, in connection with an acquisition of stock or assets of another company, we issue a number of shares of our common stock that equals or exceeds 20% of the total number of shares of our common stock or voting power outstanding before the transaction. As of April 26, 2021, there were 12,729,072 shares of common stock and 10,864 shares of class C special stock outstanding. Based on the number of shares issued and outstanding as of such date, and assuming we do not issue any additional shares of common stock, we could issue up to 2,545,814 shares of our common stock without obtaining stockholder approval in connection with the acquisition of Novitium and the related PIPE Investment. If we fail to obtain the necessary stockholder approvals, we will be unable to consummate the acquisition and the PIPE Investment.
Cash expenditures associated with the acquisition of Novitium may create significant liquidity and cash flow risks for us.
We expect to incur significant transaction costs and some integration costs in connection with the acquisition of Novitium. While we have assumed that this level of expense will be incurred, there are many factors beyond our control that could affect the total amount or the timing of the acquisition and integration expenses. Moreover, many of the expenses that will be incurred are, by their nature, difficult to estimate accurately. To the extent these acquisition and integration expenses are higher than anticipated, we may experience liquidity or cash flow issues.
We will incur substantial debt in order to satisfy our obligations in connection with the acquisition of Novitium.
We will incur substantial debt in order to finance a portion of the purchase price of the Acquisition and expenses associated therewith. In order to service the debt, we will require a significant amount of cash. Our ability to make scheduled payments of principal and interest depends on our future performance, which is subject to economic, financial, competitive, and other factors beyond our control. Our business may not continue to generate cash flow from operations in the future sufficient to service our debt. If we are unable to generate such cash flow, we may be required to adopt one or more alternatives, such as selling assets, restructuring debt, or obtaining additional debt or equity financing on terms that may not be favorable to us or available to us at all. Our ability to refinance any such debt will depend on the capital markets and our financial condition at that time. We may not be able to engage in any of these activities or engage in these activities on desirable terms, which could result in a default under our current or future indebtedness. Any event of default or inability to otherwise satisfy our obligations could have a material adverse effect on our future operating results and financial condition.
If our stockholders approve the Share Issuance Proposal, our stockholders will experience dilution as a result of the issuance of shares of our common stock in connection with the acquisition of Novitium and the issuance of our Series A Convertible Preferred Stock in the PIPE Investment.
As of April 26, 2021, we had 12,729,072 shares of common stock outstanding. The amount of dilution our stockholders may experience is dependent on the number of shares of our common stock actually issued or issuable in connection with the acquisition of Novitium and the related PIPE Investment. If the Share Issuance Proposal is approved by our stockholders, the maximum number of shares of our common stock that may be issued or issuable in connection with the acquisition of Novitium and the PIPE Investment is 3,203,478 shares, consisting of (a) 2,466,667 shares to be issued to Novitium Members, and (b) up to 736,811 shares issuable to Ampersand on conversion of the Series A Convertible Preferred Stock to be issued to Ampersand in the PIPE Investment, depending on the price of our common stock over a specified period of time. If our stockholders approve the Share Issuance Proposal, and we issue all 3,203,478 shares authorized to be issued pursuant to the Share Issuance Proposal, the total number of shares of our issued and outstanding common stock will increase by approximately 25% and such newly issued shares will represent approximately 25% of our outstanding voting power prior to the transactions. Accordingly, if we issue all 3,203,478 shares authorized by the Share Issuance Proposal, the percentage ownership and voting power held by our existing stockholders will be reduced and our stockholders will experience significant dilution.
The market price of our common stock may decline as a result of the acquisition of Novitium and the related PIPE Investment or the issuance of shares of our common stock in connection with the acquisition of Novitium or the PIPE Investment.
We are unable to predict the potential effects of issuing shares of our common stock in connection with the acquisition of Novitium and the PIPE Investment on the trading activity and market price of our common stock. If the Share Issuance Proposal is approved by our stockholders, and we issue all 3,203,478 shares authorized to be issued pursuant to the Share Issuance Proposal, the number of shares of our common stock available for public trading would increase substantially once the shares approved to be issued under the Share Issuance Proposal become available for public trading. Sales of a substantial number of shares of our common stock in the public market, or the perception that such sales might occur, could have a material adverse effect on the price of our common stock.
Failure to complete the acquisition of Novitium could materially and adversely affect our results of operations and the market price of our common stock.
Our consummation of the acquisition of Novitium is subject to many contingences, including the approval of the Share Issuance Proposal by our stockholders. We cannot assure you that we will be able to successfully consummate the pending Acquisition as currently contemplated or at all. Risks related to the failure of the pending Acquisition to be consummated include, but are not limited to, the following:
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we would not realize any of the potential benefits of the transaction, which could have a negative effect on our stock price;

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we may remain liable for significant transaction costs, including the Expense Reimbursement if the Merger Agreement is terminated as a result of our inability to obtain approval of the Share Issuance Proposal prior to the Termination Date;

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we may experience negative reactions from customers, clients, business partners, lenders, and employees;

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the trading price of our common stock may decline to the extent that the current market price for our stock reflects a market assumption that the Acquisition will be completed; and

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the attention of our management may be diverted to the Acquisition rather than to our own operations and the pursuit of other opportunities that could have been beneficial to us.

The occurrence of any of these events individually or in combination could materially and adversely affect our results of operations and the market price of our common stock.
If the acquisition of Novitium is consummated, the combined company may not perform as we or the market expects, which could have an adverse effect on the price of our common stock.
Even if the Acquisition is consummated, the combined company may not perform as we or the market expects. Risks associated with the combined company following the Acquisition include:
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integrating businesses is a difficult, expensive, and time-consuming process, and the failure to integrate successfully our businesses with the business of Novitium in the expected time frame would adversely affect our financial condition and results of operation;

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the acquisition of Novitium will materially increase the size of our operations, and if we are not able to effectively manage our expanded operations, our common stock price may be adversely affected;

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it is possible that our key employees or key employees of Novitium might decide not to remain with us after the Acquisition is completed, and the loss of such personnel could have a material adverse effect on the financial condition, results of operations, and growth prospects of the combined company;

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the success of the combined company will also depend upon relationships with third parties and Novitium’s or our pre-existing customers, which relationships may be affected by customer preferences or public attitudes about the Acquisition. Any adverse changes in these relationships could adversely affect the combined company’s business, financial condition, and results of operations; and

•
if government agencies or regulatory bodies impose requirements, limitations, costs, divestitures or restrictions on the consummation of the Acquisition, the combined company’s ability to realize the anticipated benefits of the Acquisition may be impaired.

The obligations and liabilities of Novitium, some of which may be unanticipated or unknown, may be greater than we have anticipated, which may diminish the value of Novitium to us.
Novitium’s obligations and liabilities, some of which may not have been disclosed to us or may not be reflected or reserved for in Novitium’s historical financial statements, may be greater than we have anticipated. The obligations and liabilities of Novitium could have a material adverse effect on Novitium’s business or Novitium’s value to us or on our business, financial condition, or results of operations. We have only limited indemnification from the Novitium Members under the Merger Agreement with respect to obligations or liabilities of Novitium, whether known or unknown. In addition, even in cases where we are able to obtain indemnification, we may discover liabilities greater than the contractual limits or the financial resources of the indemnifying party. In the event that we are responsible for liabilities substantially in excess of any amounts recovered through rights to indemnification or alternative remedies that might be available to us, or any applicable insurance, we could suffer severe consequences that would substantially reduce our earnings and cash flows or otherwise materially and adversely affect our business, financial condition, or results of operations.
If the acquisition of Novitium is consummated, the global nature of Novitium’s operations (including those of its Indian subsidiary Novitium Labs Private Limited) will subject us to political and economic risks that could adversely affect our business, results of operations, or financial condition.
The risks inherent in global operations include:
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limitations on ownership or participation in local enterprises;

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price controls, exchange controls, and limitations on repatriation of earnings;

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transportation delays and interruptions;

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the application of additional legal, regulatory and taxation regimes to our operations;

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political, social, and economic instability and disruptions in applicable regions;

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acts of terrorism;

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government embargoes or foreign trade restrictions;

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imposition of duties and tariffs and other trade barriers;

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import and export controls;

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labor unrest and current and changing regulatory environments;

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fluctuations in foreign current exchange and interest rates;

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difficulties in staffing and managing multi-national operations; and

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limitations on our ability to enforce legal rights and remedies.

If we are unable to successfully manage these and other risks associated with managing the expansion of our business to the jurisdictions in which Novitium operates, including India, the risks could have a material adverse effect on our business, results of operations, or financial condition.
If the acquisition of Novitium is consummated, our expanded international operations would increase our exposure to potential liability under anti-corruption, trade protection, tax, and other laws and regulations.
The Foreign Corrupt Practices Act and other anti-corruption laws and regulations (“Anti-Corruption Laws”) prohibit corrupt payments by our employees, vendors, or agents. From time to time, we receive inquiries from authorities in the U.S. and elsewhere about our business activities outside of the U.S. and our compliance with Anti-Corruption Laws. While we devote substantial resources to our global compliance programs and have implemented policies, training, and internal controls designed to reduce the risk of corrupt payments, our employees, vendors or agents may violate our policies and if the pending acquisition of Novitium is consummated, our expanded international operations would significantly increase our exposure to potential liability. Our failure to comply with Anti-Corruption Laws could result in significant fines and penalties, criminal sanctions against us, our officers or our employees, prohibitions on the conduct of our business, and damage to our reputation. Operations outside of the U.S. may be affected by changes in trade production laws, policies, and measures, and other regulatory requirements affecting trade and investment.
If the acquisition of Novitium is consummated, we would also become subject to Indian and other foreign tax regulations. Such regulations may not be clear, not consistently applied and subject to sudden change, particularly with regard to international transfer pricing. Our earnings could be reduced by the uncertain and changing nature of such tax regulations.
Fluctuations in foreign currency exchange and interest rates could adversely affect our results of operations.
Our business is generally conducted in U.S. dollars. However, the costs of operating in India will be subject to the effects of currency exchange fluctuations of the Indian rupee against the U.S. dollar. When the U.S. dollar weakens against the Indian rupee, our operating costs in such currency will increase. This currency risk can be minimized by matching the timing of working capital borrowing needs against operating cost requirements in India. However, fluctuations in the value of the Indian rupee will create greater uncertainty in our revenues and could have a significant adverse effect on our operating results.

THE ACQUISITION OF NOVITIUM
At the Virtual Annual Meeting, you will be asked to consider and vote upon the Share Issuance Proposal. Set forth below in this section and in the section entitled “The Merger Agreement” beginning on page 20, is a discussion of the pending acquisition of Novitium, including a description of the terms and conditions of the Merger Agreement. Even though you are not entitled to vote on the Acquisition, and we are not seeking your vote on the Acquisition, you should review these sections carefully in connection with your consideration of the Share Issuance Proposal.
The Parties to the Acquisition
ANI Pharmaceuticals, Inc.
We are a Delaware corporation formed in April 2001. We are an integrated specialty pharmaceutical company focused on delivering value to our customers by developing, manufacturing, and marketing high quality branded and generic prescription pharmaceuticals. We focus on niche and high barrier to entry opportunities including controlled substances, oncology products (anti-cancer), hormones and steroids, and complex formulations. Our three pharmaceutical manufacturing facilities, of which two are located in Baudette, Minnesota and one is located in Oakville, Ontario, are together capable of producing oral solid dose products, as well as semi-solids, liquids and topicals, controlled substances, and potent products that must be manufactured in a fully-contained environment.
Through product launches, acquisitions of Abbreviated New Drug Applications (“ANDAs”), New Drug Applications (“NDAs”), product rights, and entry into agreements to obtain the distribution rights for various products, we have a commercial portfolio of 65 products as of December 31, 2020. In addition, in January 2016, we acquired the Cortrophin gel and Cortrophin-Zinc NDAs. We continue to focus on the re-commercialization of these products while increasing our portfolio of generic and mature brand products.
On August 6, 2018, our subsidiary, ANI Pharmaceuticals Canada Inc. (“ANI Canada”), acquired all the issued and outstanding equity interests of WellSpring Pharma Services Inc. (“WellSpring”), a Canadian company that performs contract development and manufacturing of pharmaceutical products. In conjunction with the transaction, we acquired WellSpring’s pharmaceutical manufacturing facility, laboratory, and offices, its current book of commercial business, as well as an organized workforce.
Our principal executive offices are located at 210 Main Street West, Baudette, Minnesota, 56623, our telephone number is (218) 634-3500, and our website address is www.anipharmaceuticals.com.
Novitium Pharma LLC
Novitium Pharma LLC (“Novitium”), a Delaware limited liability company formed in 2016, is a U.S. based pharmaceutical company that specializes in development, manufacturing, and distribution of niche generic products. Novitium has built a growing commercial product portfolio spanning a diverse range of dosage forms and therapeutic categories, as well as a strong base of pharmaceutical customers for its contract development and manufacturing services. Novitium’s principal business address is 70 Lake Drive, East Windsor, NJ 08520, and its telephone number is (855) 204-1431.
See also “Information About Novitium” beginning on page 47.

Background of the Acquisition
The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of ANI and Novitium. The following is a brief discussion of the background of these negotiations, the Merger Agreement and the Acquisition.
As part of ANI’s ongoing consideration and evaluation of its long-term prospects and strategies, ANI’s board and management regularly review strategic opportunities involving potential acquisition opportunities. ANI had contemplated several times in the past the idea of significantly expanding their research and development capability through an acquisition. ANI first had a discussion with Novitium in July 2017, when Rob Schrepfer, ANI’s then Senior Vice President of Business Development, reached out to Novitium’s CEO Chad Gassert regarding a potential drug development opportunity. Almost a year later in July 2018, Mr. Schrepfer visited Novitium’s facilities in East Windsor, New Jersey. On August 14, 2018. Arthur Przybyl, ANI’s CEO at the time, Stephen Carey, ANI’s CFO and Mr. Schrepfer visited Novitium’s East Winsor facilities and held initial, high-level conversations regarding the possibility of an acquisition.
In June 2019, SVB Leerink contacted Messrs. Przybyl and Schrepfer, informing them that Novitium had retained SVB Leerink as its exclusive financial advisor for a potential sale transaction, and asked if ANI would be interested in participating in the process. ANI expressed such interest, and executed a confidentiality agreement on June 20, 2019. At the time, ANI was also evaluating other potential acquisition targets. After the confidential agreement was executed, ANI began reviewing the data shared by Novitium and its advisors. On July 25, 2019 ANI submitted a non-binding letter of intent to SVB Leerink. In early August, ANI was given access to the Novitium data room and had several due-diligence discussions with the Novitium team in August. On August 20, 2019, Mr. Carey met with Chad Gassert, Novitium’s CEO, to discuss potential benefits of combining the two companies. In response to Novitium’s feedback, as communicated through SVB Leerink, regarding ANI’s first non-binding letter of intent, ANI submitted a revised non-binding letter of intent to Novitium on or about September 12, 2019. On October 14, 2019, SVB Leerink advised ANI that its revised proposal was not accepted and discussions between the two parties ceased regarding a potential acquisition.
In June 2020, Mr. Schrepfer and SVB Leerink discussed potential acquisition targets for ANI, including Novitium. Mr. Schrepfer indicated a valuation at which ANI would be interested in pursuing a transaction with Novitium. SVB Leerink shared this discussion with Novitium and, based on Novitium’s feedback, responded to Mr. Schrepfer on June 28 that Novitium was not interested in pursuing a transaction.
On September 8, 2020, Nikhil Lalwani joined ANI as its new CEO and immediately worked with his management team to understand where our Company was strong, where improvements need to be made, the evolving biopharma market dynamics and resulting market opportunities for ANI. The management team presented these findings and proposed certain new initiatives to ANI’s board of directors on October 27, 2020, which included the potential to pursue a material acquisition. The board approved the management team’s proposal that ANI start the process to identify and, if appropriate, approach potential acquisition targets and retain Bourne Partners as ANI’s primary M&A advisor to assist ANI in the process.
After the board meeting, ANI identified and evaluated a number of potential targets (including Novitium) and determined that, with respect to most of the potential targets, the financial, operating or research and development aspects of most of the targets were not compatible with ANI’s acquisition criteria. While ANI began conversations with a potential target that it believed could be a potential fit, the parties eventually decided to end the talk without getting into substantive discussion of deal terms. After further discussion, ANI decided to re-initiate contact with Novitium and asked Bourne Partners to gauge Novitium’s interest in a potential deal. The owners and management of Novitium expressed interest in pursuing a deal and in meeting with Mr. Lalwani and his management team. On November 16th, the ANI management team and Bourne Partners met the Novitium management team and SVB Leerink at Novitium’s facilities in East Windsor, NJ. After the meeting, ANI and Novitium agreed that they will continue exploring a potential deal.
On or about November 20, 2020, ANI engaged Hughes Hubbard & Reed LLP, which we refer to as Hughes Hubbard, to provide legal advice with respect to a potential transaction with Novitium and requested that Hughes Hubbard aid in the due diligence process and advise ANI on the potential transaction. On

November 23, 2020, ANI management updated its board on the visit with Novitium, reiterated the rationale for the transaction and received the board’s approval to engage advisors and initiate the initial stage of due diligence. While Novitium was responsive to ANI’s initial due diligence request, it asked that the parties focus on agreeing on key terms of the transaction, including total deal value, deal structure and mix of cash and stock consideration.
From late November 2020 to early January 2021, ANI and Novitium had several discussions on key deal terms and due diligence matters. ANI’s due-diligence efforts were led by cross-functional leaders from various internal and external teams. On January 5, 2021, ANI sent a non-binding letter of intent to Novitium with the key financial terms of the deal for a total consideration of up to $210 million, including cash of $60 million, stock worth $100 million, up to $25 million in earn-out payments if certain performance goals are achieved in the first 24 months after closing and up to $25 million in royalty payments on gross profits generated by a list of specified products. Novitium expressed interest in negotiating a detailed term sheet containing the primary terms of the definitive agreement and initiating due diligence.
On or about January 6, 2021, Novitium retained Orrick, Herrington & Sutcliffe LLP, which we refer to as Orrick, to provide legal advice with respect to a potential transaction with ANI. Novitium continued its review of ANI’s public filings and requested Orrick to advise on the potential transaction.
On January 13, 2021, ANI sent an initial draft term sheet to Novitium, and the next day management of ANI and Novitium met to discuss the draft term sheet. On January 18, Novitium responded to the draft of the term sheet and proposed a call on the next day. During this call, the main areas of discussion on the draft term sheet were the performance drivers and assumptions for the earn-out achievement; post-closing board representation; change of control payments; and the use of escrow funds and representation and warranty insurance.
After the parties’ discussion on the draft term sheet, ANI continued its due diligence investigation of Novitium. In addition, ANI and Novitium spent significant time discussing the issues on the term sheet and incorporating agreed changes into the term sheet. During this period, Mr. Lalwani met in person several times with Messrs. Samy Shanmugam and Chad Gassert to discuss various issues on the term sheet, including earn-outs, board representation and the purchase of Novitium’s facility.
While the term sheet was being negotiated, ANI explored and evaluated several options using various mixes of debt and equity for funding the transaction and the pros and cons of each option. ANI’s management also had several discussions with the board and obtained inputs from several banks. ANI’s management finalized, and received approval from the board for, the plan to fund the transaction, which contemplated the simultaneous execution of the Investment Agreement and the Merger Agreement.
ANI ultimately revised the deal structure to keep the upfront amount of consideration the same and changed the mix of cash and equity, increasing the cash amount from $60 million to $86 million and lowering the stock amount from $100 million to $74 million, with up to $46.5 million in contingent future earn-out payments. On February 23, Novitium shared a revised draft of the term sheet with ANI where Novitium accepted the new deal structure. On February 25, ANI and Novitium finalized the term sheet. In anticipation of finalizing the term sheet, ANI asked its counsel Hughes Hubbard to draft the Merger Agreement. Representatives of ANI and Novitium worked continuously in late February and early March to close open points on due diligence matters and finalize the Merger Agreement.
Prior to meeting to consider the proposed transaction, the members of ANI’s board of directors were made aware that Bourne Partners held an investment in Novitium, which investment was passive and not significant. Bourne Partners would not express an opinion as to the fairness of the valuation of the proposed transaction. ANI considered other financial advisors who were entirely independent to provide such an opinion, and ultimately selected and engaged Houlihan Lokey for such services.
The Board met on March 7, 2021 and again the next day to further consider the proposed transaction. At the invitation of the Board, members of ANI’s senior management and representatives of ANI’s legal and financial advisors also attended the meeting. Hughes Hubbard reviewed with the Board their fiduciary duties in the context of the proposed transaction. Hughes Hubbard then summarized the material terms of the proposed form of the Merger Agreement. At the request of the Board, Houlihan Lokey then reviewed and discussed its financial analyses with respect to Novitium, ANI and the proposed acquisition. Thereafter, at the request of the Board, Houlihan Lokey orally rendered its opinion to the Board (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated March 8, 2021), as to the fairness, from a financial point of view, to ANI of the merger consideration to be issued and paid by ANI in the acquisition of Novitium pursuant to the Merger Agreement. The Merger Agreement and the Investment Agreement were executed on the same day.
Our Reasons for the Acquisition
In approving the transaction, ANI’s board of directors considered the following positive factors, although not weighted or in any order of significance:
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The Acquisition can strengthen ANI’s generics business by enhancing ANI’s capability through a best-in-class research and development engine

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The Acquisition can increase scale of ANI’s Generics and CDMO businesses.

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The Acquisition can secure near-term EBITDA growth.

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The financial analysis reviewed by Houlihan Lokey with the Board as well as the oral opinion of Houlihan Lokey rendered to the Board on March 8, 2021 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated March 8, 2021), as to the fairness, from a financial point of view, to ANI of the merger consideration to be issued and paid by ANI in the acquisition of Novitium pursuant to the Merger Agreement.

ANI’s board of directors considered the following negative factors, although not weighted or in any order of significance:
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The risk of macroeconomic uncertainty and the effects it could have on Novitium’s revenues.

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Potential challenges in integrating the business of Novitium and the risk that the expected benefits of the Acquisition may not be realized to the extent anticipated or at all.

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The risk of incurring significant fees and expenses associated with completing the Acquisition and the substantial time and effort of management required to complete the Acquisition, including the risk that the Acquisition may not close on the timeline anticipated or at all.

Interests of Our Officers and Directors in the Acquisition
None of our officers or directors has any interest in the pending Acquisition other than Patrick D. Walsh, who is an Operating Partner at healthcare private-equity firm Ampersand Capital Partners, an affiliate of Ampersand 2020 Limited Partnership.
Interests of Novitium’s Officers and Directors in the Acquisition
Chad Gassert and Muthusamy Shanmugam, Novitium’s Chief Executive Officer and President, respectively, are also members of Novitium. In addition to receiving merger consideration, the parties intend that Messrs. Gassert and Shanmugam will be employed or engaged by us following the closing of the Acquisition under the terms and conditions of Employment Agreements entered into with us concurrently with the signing of the Merger Agreement, to take effect upon the consummation of the Acquisition.
The terms of the Employment Agreement for each of Messrs. Gassert and Shanmugam (each an “Executive”) are substantially the same, except with respect to the Executives’ duties. The Employment Agreement with each Executive provides for an indefinite term, an annual base salary of $420,000 and eligibility to participate in ANI’s discretionary annual bonus plan, with a target annual cash bonus opportunity equal to 50% of the Executive’s then current base salary for the relevant fiscal year, subject to his continued employment on the last day of such fiscal year. The Executive’s employment may be terminated at any time, (a) immediately by ANI upon his death, (b) upon 30 days advance written notice in the event of the Executive’s disability, (c) by ANI for “good cause” or by the Executive for “good reason” or (d) by either party at any other time upon 30 days’ advance written notice to the other party. If the Executive is terminated without “good cause” or if he resigns for “good reason,” he is generally eligible for severance of continued installments of his then-current base salary for twelve months following his termination and a lump sum cash payment equal to the Executive’s annual maximum incentive amount following the first anniversary of his termination date, subject to his timely execution and non-revocation of a general release of claims in favor of ANI and continued compliance with restrictive covenants. Under his Employment Agreement, each Executive agreed to restrictive covenants of confidentiality, non-competition and non-solicitation of customers and employees. Commencing with ANI’s 2022 fiscal year, each Executive shall receive annual long-term incentive awards under its Sixth Amended and Restated 2008 Stock Incentive Plan or any successor plan, in such forms and in such amounts as determined in the sole discretion of ANI’s Compensation Committee.
In addition, pursuant to the terms of the Merger Agreement, as of immediately prior to the consummation of the Acquisition, a subsidiary of Novitium will acquire all right, title and interest in and to Novitium’s facility located at 70 Lake Drive, East Windsor, NJ 08520, from SCV Real Estate LLC, a Delaware limited liability company of which Messrs. Gassert and Shanmugam are beneficial owners, for a purchase price of $3.5 million.
Regulatory Matters
The Acquisition is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended, the “HSR Act”), which prevents the parties from completing the Acquisition until required information and materials are furnished to the Antitrust Division of the Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”) and specified waiting period requirements have been satisfied. On March 22, 2021, we filed a Premerger Notification and Report Form pursuant to the HSR Act with the DOJ and FTC.
No Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to our stockholders under Delaware law, our charter, or our bylaws in connection with any matter to be acted upon at the Virtual Annual Meeting.
Federal Income Tax Consequences of the Acquisition
The Acquisition of Novitium is not expected to result in U.S. federal income tax consequences to our stockholders.
Accounting Treatment of the Acquisition
The Acquisition will be accounted for under the acquisition method of accounting in accordance with the Financial Accounting Standard Board (“FASB”), Accounting Standard Codification or ASC 805-10, Business Combinations. Management has made a preliminary allocation of the estimated purchase price to the tangible and intangible assets acquired and liabilities assumed based on various preliminary estimates and assumptions. Any excess of the purchase price over those fair values will be recorded as goodwill. These preliminary estimates and assumptions could change significantly during the purchase price measurement period (typically up to one year) as we finalize the valuations of the net tangible assets and intangible assets and the net working capital adjustment per the Merger Agreement. Any change could result in material variances between our future financial results and the amounts presented in the condensed combined financial statements included in this proxy statement, including variances in fair values recorded, as well as expenses associated with these items.

THE MERGER AGREEMENT
The following is a summary of the material provisions of (a) the Agreement and Plan of Merger (the “Merger Agreement”) entered into on March 8, 2021 by and among the Company, Nile Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), Novitium Pharma LLC, a Delaware limited liability company (“Novitium”), Esjay LLC, a Delaware limited liability company (“Esjay”), Chali Properties, LLC, a New Jersey limited liability company (“Chali”), Chad Gassert, Muthusamy Shanmugam and Thorappadi Vijayaraj (collectively, the “Key Persons”, and Muthusamy Shanmugam and Thorappadi Vijayaraj, together with Esjay and Chali, the “Principal Members”) and Shareholder Representative Services LLC, a Colorado limited liability company, as the representative of the holders of interests in Novitium (“Novitium Members”) and (b) the other Transaction Documents entered into in connection with the Merger Agreement. Capitalized terms used but not otherwise defined in this summary have the meanings given to them in the Merger Agreement.
It is important to understand that we are not required to seek, nor are we seeking, stockholder approval of the pending acquisition of Novitium. Rather, we are only seeking approval of the Share Issuance Proposal, which will allow us to issue (a) 2,466,667 shares of common stock to certain members of Novitium and (b) 25,000 shares of Series A Convertible Preferred Stock to Ampersand.
Merger Agreement
The following does not purport to describe all of the terms of the Merger Agreement and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated herein by reference.
Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Novitium, with Novitium surviving the Merger as a wholly-owned subsidiary of the Company. The closing of the Merger (the “Closing”) will occur (a) within five business days after all of the conditions to the Closing set forth in the Merger Agreement are satisfied or waived or (b) at such other time, date and place as may be agreed by the Company and Novitium, subject to the completion of a minimum period. The date on which the Closing occurs is referred to as the “Closing Date”.
The Merger Consideration will consist of a combination of (i) an estimated cash amount of $89.5 million, subject to various adjustments and expected to be financed in part by the PIPE Investment (as defined below) and in part by debt financing, (ii) an aggregate of 2,466,667 shares of our common stock (the “Restricted Shares”) and (iii) up to $46.5 million in contingent future earn-out payments.
Representations, Warranties and Covenants
The Merger Agreement contains representations, warranties and covenants customary for a transaction of this nature, including, relating to, among other things, the parties’ ability to enter into the Merger Agreement, their outstanding capitalization, regulatory matters and Novitium continuing to conduct its businesses in the ordinary course during the period between the execution of the Merger Agreement and the Closing. Novitium has also agreed to customary “no shop” obligations.
Concurrently with the execution and delivery of the Merger Agreement, the Company has obtained representation and warranty insurance, solely for the benefit of the Company, related to losses that may arise from breaches of Novitium’s or any Novitium Member’s representations and warranties contained in the Merger Agreement and certain other matters.
Conditions
The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver, at or prior to the Closing, of each of the following conditions:
Mutual Conditions
(a)   All required filings under the HSR Act have been made, and all applicable waiting periods, including any extensions thereof, have expired or been terminated.

(b)   No court of competent jurisdiction or other government authority has issued or threatened to issue an order (including an injunction, whether preliminary or permanent) or taken any other action enjoining, restraining or otherwise prohibiting the consummation of the Merger or any of the other transactions, and no action has been taken, and no statute, rule, regulation or order has been promulgated or enacted, by any government authority, which would prevent or make illegal the consummation of the Merger or any of the other transactions.
(c)   The issuances of the Restricted Shares and PIPE Shares (as defined below) shall have been approved by the holders of the Company’s common stock at a Company stockholders meeting.
(d)   Novitium and the Real Estate Seller have met the requirements under certain applicable law for the transfer of Novitium’s headquarters pursuant to a real estate transfer agreement and the consummation of the Merger.
Conditions to the obligations of the Company and Merger Sub
(a)   Each of the fundamental representations made by Novitium shall be true and correct in all respects (other than certain de minimis inaccuracies), in each case as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date).
(b)   Each of the other representations and warranties made by the Group Companies, Key Persons and Novitium Members shall be true and correct as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where all failures of such representations and warranties to be so true and correct (in each case, other than with respect to undisclosed liabilities, absence of certain changes, or the word “material” when used in the definition of any defined terms in the Merger Agreement containing the word “Material”, or the word “Material” when used in any defined terms in the Merger Agreement), without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects) or “Company Material Adverse Effect” qualification (including qualifications indicating accuracy with such exceptions as, individually or in the aggregate, do not have, and are not reasonably likely to have, a Company Material Adverse Effect)) do not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Each of the representations and warranties made by the Key Persons and Novitium Members or contained in the Support Agreement shall be true and correct in all respects (other than de minimis inaccuracies), in each case as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date).
(d)   Novitium shall have performed in all material respects each of the obligations and complied in all material respects with each of the covenants required by the Merger Agreement or any other Transaction Document to be performed or complied with by it on or prior to the Closing Date. Each Key Person and Novitium Member shall have performed in all material respects each of the obligations and complied in all material respects with each of the covenants required by the Merger Agreement or any other Transaction Document to be performed or complied with by it on or prior to the Closing Date.
(e)   No circumstance, state of facts or matters, change, event, occurrence, action or omission shall have occurred after the date of the Merger Agreement that, individually or in the aggregate, has had a Company Material Adverse Effect.
(f)   Novitium shall have delivered to Parent and Merger Sub a certificate signed on behalf of the Company by an executive officer of the Company, in his or her capacity as such, to the effect that certain conditions precedent with respect to representations and warranties regarding the Company, covenants and Company Material Adverse Effect have been satisfied. Each Principal Member shall have delivered to Parent and Merger Sub a certificate signed by a duly authorized signatory, in his or her capacity as such, of such Principal Member, in its capacity as such, to the effect that certain conditions precedent with respect to representations and warranties regarding the Key Persons and Novitium Members and covenants have been satisfied as to such Principal Member.

(g)   The Company and Merger Sub shall have received each of the certificates, instruments, contracts or other documents required to be delivered by Novitium or the Novitium Members under the Merger Agreement at or prior to the Closing.
(h)   All Employment Agreements with Key Persons remain in full force and effect and no Key Person has ceased to be employed by the Company (other than as a result of death or disability).
(i)   The transfer of Novitium’s headquarters by the Real Estate Seller to the Real Estate Buyer shall have been consummated in accordance with the terms and conditions of the real estate transfer agreement and Merger Agreement.
(k)   There shall be no Liens on any of the assets of Novitium or any of the Subsidiaries other than Permitted Liens or certain other Liens relating to Novitium’s headquarters.
(l)   There shall not, with respect to Novitium or its subsidiaries, have been an FDA audit that resulted in an OAI (Official Action Indicated).
Conditions to the obligations of Novitium and the Principal Members
(a)   Each of the Parent Fundamental Representations shall be true and correct in all respects (other than de minimis inaccuracies), in each case as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date).
(b)   Each of the other representations and warranties with respect to the Company and Merger Sub shall be true and correct in all respects, in each case as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where all failures of such representations and warranties to be so true and correct (in each case, other than with respect to absence of certain developments), without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects) or “Parent Material Adverse Effect” qualification (including qualifications indicating accuracy with such exceptions as, individually or in the aggregate, do not have, and are not reasonably likely to have, a Parent Material Adverse Effect)) do not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(c)   The Company and Merger Sub shall have performed in all material respects each of the obligations and complied in all material respects with each of the covenants required by the Merger Agreement or any other Transaction Document to be performed or complied with by them on or prior to the Closing Date.
(d)   The Company and Merger Sub shall have delivered to Novitium a certificate signed on behalf of the Company and Merger Sub by an executive officer of the Company and Merger Sub to the effect that certain conditions precedent with respect to required representations, warranties and covenants have been satisfied.
(e)   Novitium shall have received each of the certificates, instruments, contracts or other documents required to be delivered by the Company or Merger Sub under the Merger Agreement at or prior to the Closing.
(f)   There shall not, with respect to the Company or its subsidiaries, have been an FDA audit that resulted in an OAI (Official Action Indicated).
Termination
The Merger Agreement may be terminated at any time prior to the consummation of the Closing:
(a)   by mutual written consent of the Company and Novitium;
(b)   by the Company or Novitium, if the Closing shall not have taken place on or prior to 5:00 p.m., New York City time, on December 8, 2021 (as may be extended pursuant to the Merger Agreement), which date may be extended by (A) the Company or Novitium by up to an additional three months from the original Termination Date if, at the original Termination Date, the only conditions precedent that have not yet been satisfied are the conditions precedent with respect to the HSR Act and those conditions precedent that by their terms require the delivery of any documents or the taking of other action at the Closing or (B) the mutual agreement of the Company and Novitium; provided, however, that the right to terminate the Merger Agreement shall not be available to (x) the Company if the failure by the Company or Merger Sub to perform any covenant or obligation under the Merger Agreement or the inaccuracy or breach by the Company or Merger Sub of a representation or warranty contained in or made pursuant to the Merger Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date or (y) Novitium if the failure by any Key Person, Novitium Member who became party to the Support Agreement or Novitium to perform any covenant or obligation under the Merger Agreement or the inaccuracy or breach by any Key Person, Novitium Member who became party to the Support Agreement or Novitium of a representation or warranty contained in or made pursuant to the Merger Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;
(c)   by the Company, if any of the conditions precedent to the obligations of the Company and Merger Sub (including the conditions precedent to the obligations of all parties) shall become incapable of being satisfied; provided, that the Company shall have provided 15 business days’ notice thereof to the Novitium and the applicable condition precedent shall not have been satisfied within such period; and
(d)   by Novitium, if any of the conditions precedent to the obligations of Novitium and the Principal Members (including the conditions precedent to the obligations of all parties) shall become incapable of being satisfied; provided, that Novitium shall have provided 15 business days’ notice thereof to the Company and the applicable condition precedent shall not have been satisfied within such period.
Effect of Termination
In the event of the termination and abandonment of the Merger Agreement prior to the consummation of the Closing, the Merger Agreement shall become void and have no effect, with certain limited exceptions and, except as expressly provided in the Merger Agreement, each party shall pay all of its own expenses incurred in connection herewith, without any liability on the part of any party or its members, managers, partners, directors, officers or stockholders; provided, however, that no such termination shall in any way limit a claim by any party for material breach by another party of the terms of the Merger Agreement prior to or in connection with such termination; provided, however, that if the Merger Agreement is terminated due to failure to obtain Parent Stockholder Approval upon a vote taken thereon at the Virtual Annual Meeting, then the Company shall reimburse Novitium’s reasonable and documented out-of-pocket expenses incurred by Novitium up to a capped amount.
Issuance of Restricted Shares
The Principal Members, Key Persons and Novitium Members have agreed to certain lock-up, voting and standstill restrictions with respect to the Restricted Shares they will receive as partial consideration for the Merger. Additionally, the Principal Members will be granted certain Board representation rights in connection with their Restricted Stock holdings.
Lock-Up
Each Principal Member and Key Person has agreed not to transfer any Restricted Shares, provided, that the foregoing restriction shall cease to apply as to 25% each of such Principal Member’s Restricted Shares on the six, twelve, eighteen and twenty-four months anniversaries of the Closing Date. Each Novitium Member other than the Principal Members has agreed not to transfer any Restricted Shares, provided, that the foregoing restriction shall expire and cease to apply as to 50% of each of such Novitium Member’s Restricted Shares on the three month anniversary of the Closing Date and as to 50% on the six month anniversary of the Closing Date (the foregoing restrictions, collectively, the “Transfer Restrictions”).
Notwithstanding the foregoing, the Transfer Restrictions shall not apply to (i) Transfers effected as a result of the consummation of an Acquisition Transaction, (ii) Transfers made in connection with a Tender Offer, (iii) Transfers made with the consent of the Board or (iv) Transfers (A) to a Controlled Affiliate of such Principal Member or to a Key Person or a Controlled Affiliate thereof, (B) to a trust under which the distribution of Restricted Shares may be made only to such Principal Member, a Key Person and/or any Controlled Affiliate or Relative thereof or (C) by will or intestacy to such natural person’s estate, spouse, children, ancestors or any descendants of any ancestors; provided, that each such Transfer shall comply with applicable securities laws and each such transferee shall make appropriate securities laws representations and warranties and agree to become subject to the Transfer Restrictions and, in the case of a Transfer of Restricted Shares issued to a Key Person or Principal Member under the Transfer Restrictions, the standstill provisions and in the case of all such Transfers pursuant to an instrument of assignment and assumption reasonably satisfactory to Parent.
Voting
For such time as and to the extent that the Transfer Restrictions have not yet expired, the Novitium Members shall vote the Restricted Shares that remain subject to Transfer Restrictions, at any annual or special meeting of stockholders of the Company that occurs during such period, (a) in favor of all directors nominated by the Board for election (subject to certain rights of the Key Persons), (b) in favor of the ratification of the appointment of the Company’s registered public accounting firm for the relevant fiscal year, (c) in accordance with the Board’s recommendation with respect to Parent’s “say-on-pay” proposal and (d) in accordance with the Board’s recommendation with respect to any other Company proposal or stockholder proposal or nomination presented at such meeting (other than in connection with a Significant Event).
Standstill
The Key Persons and Principal Members shall not, and shall cause their respective Affiliates and their and their Affiliates’ Representatives not to, until the third anniversary of the Closing Date, directly or indirectly, without the prior written consent of the Company, except (i) for purposes of the Merger or (ii) with respect to clauses (a), (b) and (g) below, in connection with the service of an Eligible Person on the Board or of a Key Person as an officer of the Company and/or its Subsidiaries, act alone or in concert or conscious parallelism with others, or cooperate with others, to:
(a)   control or seek to control, or influence or seek to influence, the Company or any of its Subsidiaries, the Board or management of the Company or any of its Subsidiaries or the policies of the Company or any of its Subsidiaries;
(b)   make, or in any way participate or engage in, any solicitation of proxies to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of the Company or any of its Subsidiaries;
(c)   form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company or any of its Subsidiaries;
(d)   except in connection with the enforcement by way of court proceedings of his rights under the Merger Agreement, any agreement contemplated thereby and any other agreement between such Key Person or Principal Member, on the one hand, and the Company or a Subsidiary thereof, on the other hand, make any public statement that is critical of the Company or any of its Subsidiaries, the Board or management of the Company or any of its Subsidiaries or the policies of the Company or any of its Subsidiaries;
(e)   enter into or seek or propose to effect or facilitate any purchase or sale of securities (other than the Restricted Shares, subject to the Transfer Restrictions) or assets of the Company or any of its Subsidiaries, any warrant or option to purchase such securities or assets, any security convertible into any such securities, any derivative or hedging transaction involving securities of the Company or any of its Subsidiaries, or any other right to acquire such securities or assets (other than option grants or other equity grants approved by the Board of the Company and purchases of products or services in the ordinary course);
(f)   enter, agree to enter, propose, seek or offer to enter into or facilitate any merger, business combination, recapitalization, restructuring or other extraordinary transaction involving the Company or any of its Subsidiaries (other than the Merger);

(g)   call, request the calling of, or otherwise seek or assist in the calling of a special meeting of the Board or stockholders of the Company or any of its Subsidiaries;
(h)   disclose any intention, plan or arrangement prohibited by, or inconsistent with, any of the foregoing;
(i)   advise, assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other persons in connection with any of the foregoing; or
(j)   have any discussions or communications with, enter into any arrangements, understandings or agreements (whether written or oral) with, advise, finance, assist or encourage, act in concert or conscious parallelism with, or cooperate with, any other person in connection with any of the foregoing, or make any investment in, enter into any arrangement or understanding with, or form a “group” with or otherwise act in concert or conscious parallelism with, or cooperate with, any other person that engages, or offers or proposes to engage, in any of the foregoing.
Each Key Person and each Principal Member also shall not, and shall cause their respective Affiliates and their and their Affiliates’ Representatives not to, during the standstill period described above, directly or indirectly, without the prior written consent of the Company, (x) make any request directly or indirectly, to amend or waive any of their the standstill provisions obligations under the Merger Agreement, or (y) take any action that might require the Company to make a public announcement regarding the possibility of a business combination, merger or other similar transaction.
In addition, (i) upon the occurrence of a Significant Event, the standstill restrictions (other than in connection with a court proceeding under the Merger Agreement) will immediately terminate and be of no further force or effect; provided that, in the event that (A) the transaction relating to such Significant Event shall not have been consummated and (x) the definitive agreement relating thereto shall have expired or been terminated or (y) there is a public announcement of the withdrawal or abandonment of the intention to pursue such Significant Event by the Person pursuing such transaction and (B) prior to such time, the Key Persons or Principal Members shall not have taken any of the actions contemplated by the standstill provisions of the Merger Agreement, the standstill restrictions set forth in the Merger Agreement shall be reinstated and shall continue to apply in full force and effect; (ii) the Key Persons and Principal Members shall not be precluded from making any confidential offers or proposals to the Board in a manner reasonably believed not to require the Company to make a public announcement of such offer or proposal; and (iii) the Key Persons, Principal Members and their respective Affiliates shall not be precluded from owning or acquiring interests in mutual funds or similar entities that own capital stock of the Company.
Board Representation
For such time as the Principal Members continue to collectively own at least (i) 50% of the Restricted Shares issued to the Principal Members pursuant to the Merger, and (ii) 6.6% of the issued and outstanding shares of the Company’s common stock (the “Director Threshold”), the Principal Members shall have the right to nominate one Eligible Person as director to the Board. As promptly as practicable after such nomination, the Company shall increase the size of the Board by one seat and shall cause such newly created vacancy be filled with the Eligible Person nominated by the Principal Members. With respect to any subsequent general meeting of the Company’s stockholders, the Company shall take all necessary action to recommend to the Company’s stockholders the election of the nominated Eligible Person as a director, subject to the Director Threshold continuing to be met. If a Key Person becomes a Bad Leaver, such Key Person, if then serving on the Board, shall promptly resign from the Board upon the Board’s request; provided, that the right of the Principal Members to nominate an Eligible Person to the Board shall not otherwise be affected by a Key Person becoming a Bad Leaver. If such Eligible Person ceases to serve as a member of the Board during his or her term of office, the Principal Members shall have the right to nominate another Eligible Person to fill the resulting vacancy on the Board, subject to the Director Threshold continuing to be met, in which case Parent shall cause such resulting vacancy be filled with the Eligible Person nominated by the Principal Members. From such time as the Director Threshold is no longer met, the Principal Members shall, and shall cause their Affiliates to, upon Novitium’s request, be required to take such action as is necessary to promptly remove such Eligible Person from the Board, whereupon the size of the Board shall automatically be reduced accordingly.

Registration Rights Agreement
After the Closing, the Principal Members, Key Persons and Novitium Members will have customary registration rights with respect to the Restricted Shares under the terms of the Merger Agreement.
Proxy Statement
As promptly as practicable, and in any event within 30 business days following the date of the Merger Agreement, the Company and Novitium will prepare, and the Company will file with the SEC a proxy statement of the Company for the purpose of approving the issuance of the Restricted Shares and PIPE Shares, among other things.
Support Agreement
Concurrently with the execution and delivery of the Merger Agreement, all of the Key Persons, the Principal Members (who in the aggregate are the owners of approximately 77% of the outstanding interests in Novitium) and the representative of the Novitium Members have entered into the Support Agreement with the Company, pursuant to which the Key Persons and the Principal Members have, with respect to all of their interests in Novitium, consented to and agreed to further support the approval of the Merger, agreed to become a party to the Merger Agreement, agreed to release the Company, Merger Sub, Novitium and their respective affiliates from certain claims, and, in the case of the Key Persons, to guarantee, severally and not jointly, the obligations of the Principal Members.
Equity Commitment and Investment Agreement
Concurrently with the execution of the Merger Agreement, on March 8, 2021, the Company entered into an Equity Commitment and Investment Agreement (the “Investment Agreement”) with Ampersand 2020 Limited Partnership (the “PIPE Investor”), an affiliate of Ampersand Capital Partners, pursuant to which we agreed to issue and sell to the PIPE Investor, and the PIPE Investor agreed to purchase, 25,000 shares of our Series A Convertible Preferred Stock (the “PIPE Shares”), for a purchase price of $1,000 per share and an aggregate purchase price of $25 million, in a private placement (the “PIPE Investment”).
The PIPE Shares will accrue dividends at 6.50% per year on a cumulative basis, payable in cash or in-kind, and will also participate, on a pro-rata basis, in any dividends that may be declared with respect to our common stock. The PIPE Shares will be convertible into the our common stock at the Conversion Price (as defined below): (i) beginning two years after their issuance date, at the election of the Company (in which case the PIPE Investor must convert all of the PIPE Shares), if the volume-weighted average price of our common stock for any 20 trading days out of 30 consecutive trading days exceeds 170% of the Conversion Price, and (ii) at any time after their issuance, at the election of the PIPE Investor. The “Conversion Price” is equal to the volume-weighted average price of our common stock for the 20 consecutive trading days before the issuance of the PIPE Shares (subject to a 10% upper and lower collar applied to the volume-weighted average price of our common stock for the 20 consecutive trading days before entry into the Investment Agreement) multiplied by 125%, and subject to certain adjustments set forth in the Investment Agreement. In case of a liquidation event, the holder of the PIPE Shares will be entitled to receive, in preference to holders of our common stock, the greater of (i) the PIPE Shares’ purchase price plus any accrued and unpaid dividends thereon and (ii) the amount the holder of the PIPE Shares would have received in the liquidation event if it had converted its PIPE Shares into our common stock. The PIPE Shares will have voting rights, voting as one series with our common stock, on as-converted basis, and will have separate voting rights on any (i) amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate”) that adversely amends and relates solely to the terms of the PIPE Shares and (ii) issuance of additional Series A Convertible Preferred Stock. In case of a change of control of the Company, the PIPE Shares will be redeemed at the greater of (i) the PIPE Shares’ purchase price plus any accrued and unpaid dividends thereon and (ii) the change of control transaction consideration that the holder of the PIPE Shares would have received if it had converted into our common stock.
The issuance and closing of the sale of the PIPE Shares pursuant to the Investment Agreement is contingent upon, in addition to customary closing conditions, the substantially concurrent consummation of the Merger on terms that are not in the aggregate materially adverse to the Company. The purpose of the PIPE Investment is to partially fund the cash consideration portion of the Merger, with any residual proceeds to be used for working capital and other general corporate purposes.
Pursuant to the Investment Agreement, the Company has agreed to give the holder of the PIPE Shares customary registration rights and to grant the PIPE Investor the right to have a non-voting observer attend our Board meetings for so long as the PIPE Investor maintains a certain level of ownership of the PIPE Shares or shares of Parent Common Stock converted therefrom. The PIPE Investor agreed to customary lock-up and standstill provisions.

OPINION OF OUR FINANCIAL ADVISOR
On March 8, 2021, Houlihan Lokey orally rendered its opinion to the Board (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Board dated March 8, 2021), as to the fairness, from a financial point of view, to ANI of the merger consideration to be issued and paid by ANI in the acquisition of Novitium pursuant to the
Merger Agreement.
Houlihan Lokey’s opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to ANI of the merger consideration to be issued and paid by ANI in the acquisition of Novitium pursuant to the Merger Agreement and did not address any other aspect or implication of the acquisition or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex C to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, any security holder or any other person as to how to act or vote or make any election with respect to any matter relating to the acquisition or otherwise.
In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:
1.
reviewed a draft, dated March 7, 2021, of the Merger Agreement;

2.
reviewed certain publicly available business and financial information relating to ANI and Novitium that Houlihan Lokey deemed to be relevant;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of ANI made available to Houlihan Lokey by ANI, including financial projections prepared by the management of ANI relating to ANI (the “ANI Projections”);

4.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Novitium made available to Houlihan Lokey by Novitium and ANI, including financial projections prepared by the management of Novitium relating to Novitium (the “Novitium Projections”);

5.
spoke with certain members of the managements of ANI and Novitium and certain of their respective representatives and advisors regarding the respective businesses, operations, financial condition and prospects of ANI, Novitium, the acquisition and related matters;

6.
compared the financial and operating performance of ANI and Novitium with that of companies with publicly traded equity securities that Houlihan Lokey deemed to be relevant;

7.
considered the publicly available financial terms of certain transactions that Houlihan Lokey deemed to be relevant;

8.
reviewed the current and historical market prices for certain of ANI’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that Houlihan Lokey deemed to be relevant; and

9.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. ANI advised Houlihan Lokey, and at ANI’s direction Houlihan Lokey assumed, that the ANI Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of ANI as to the future financial results and condition of ANI and the other matters covered thereby. In addition, at ANI’s direction, Houlihan Lokey assumed that the Novitium Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Novitium as to the future financial results and condition of Novitium and the other matters covered thereby. At ANI’s direction, Houlihan Lokey assumed that the ANI Projections and the Novitium Projections provided a reasonable basis on which to evaluate ANI, Novitium and the acquisition, and Houlihan Lokey, at ANI’s direction, used and relied upon the ANI Projections and the Novitium Projections for purposes of its analyses and opinion. Houlihan Lokey expressed no view or opinion with respect to the ANI Projections, the Novitium Projections or the respective assumptions on which they were based. For purposes of its analyses and opinion, Houlihan Lokey assumed with ANI’s consent that the entire amount of the earn-out consideration would be paid, without reference to the timing or amounts of the payments comprising the earn-out consideration that may have been indicated by the Novitium Projections. Houlihan Lokey expressed no view or opinion with respect to the timing or amounts of such payments or the circumstances under which the earn-out consideration is payable pursuant to the Merger Agreement, including, without limitation, the timing or likelihood of achieving such circumstances. Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of Novitium or ANI since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading. Houlihan Lokey also relied upon, without independent verification, the assessments of the management of ANI as to the validity and marketability of, and risks associated with, the current and future products of ANI and Novitium (including, without limitation, development, testing and marketing of such products; the receipt of all necessary governmental and other regulatory approvals for the development, testing and marketing of such products; and the life of all relevant patents and other intellectual and other property rights associated with such products), and Houlihan Lokey assumed, at ANI’s direction, that there would be no developments with respect to any such matters that would adversely affect its analyses or opinion.
Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments referred to therein were true and correct, (b) each party to the Merger Agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Acquisition would be satisfied without waiver thereof, and (d) the Acquisition would be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the Acquisition would be consummated in a manner that complies in all respects with all applicable federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Acquisition would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of Novitium or ANI, or otherwise have an effect on the Acquisition, Novitium or ANI or any expected benefits of the Acquisition that would be material to its analyses or opinion. At ANI’s direction, Houlihan Lokey also relied upon and assumed, without independent verification, that any adjustments to the cash consideration pursuant to the Agreement or otherwise would not be material to its analyses or opinion. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of the Merger Agreement would not differ in any respect from the draft of the Merger Agreement identified above.
Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of ANI, Novitium or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which ANI or Novitium was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which ANI or Novitium was or may have been a party or was or may have been subject.
Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of its opinion. As ANI was aware, the credit, financial and stock markets had been experiencing unusual volatility and Houlihan Lokey expressed no opinion or view as to any potential effects of such volatility on the Acquisition, and Houlihan Lokey’s opinion did not purport to address potential developments in any such markets. Furthermore, as ANI was aware, there was significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on Houlihan Lokey’s analyses and opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion.
Houlihan Lokey was not requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Acquisition, the securities, assets, businesses or operations of ANI, Novitium or any other party, or any alternatives to the Acquisition, (b) negotiate the terms of the Acquisition, (c) advise the Board, ANI or any other party with respect to alternatives to the Acquisition, or (d) identify, introduce to the Board, ANI or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the Acquisition. Houlihan Lokey did not express any opinion as to what the value of the ANI common stock actually would be when issued in the Acquisition pursuant to the Merger Agreement or the price or range of prices at which the ANI common stock or interest in Novitium may be purchased or sold, or otherwise be transferable, at any time.
Houlihan Lokey’s opinion was furnished for the use of the Board in its capacity as such in connection with its evaluation of the Acquisition and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to be, and does not constitute, a recommendation to the Board, ANI, any security holder or any other party as to how to act or vote with respect to any matter relating to the Acquisition or otherwise, including, without limitation, whether any party should participate in the PIPE Investment.
Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, ANI, its security holders or any other party to proceed with or effect the Acquisition, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Acquisition or otherwise (other than the merger consideration to the extent expressly specified in the opinion), (iii) the fairness of any portion or aspect of the Acquisition to the holders of any class of securities, creditors or other constituencies of ANI, or to any other party, except if and only to the extent expressly set forth in the last sentence of its opinion, (iv) the relative merits of the Acquisition as compared to any alternative business strategies or transactions that might have been available for ANI or any other party, (v) the fairness of any portion or aspect of the Acquisition to any one class or group of ANI’s or any other party’s security holders or other constituents vis-à-vis any other class or group of ANI’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) the appropriate capital structure of ANI, whether ANI should be issuing debt or equity securities or a combination of both in the Acquisition, or the form, structure or any aspect or terms of any debt or equity financing for the Acquisition (including, without limitation, the PIPE Investment) or the likelihood of obtaining such financing, (vii) the allocation of the merger consideration among the cash consideration, the stock consideration and the earn-out consideration, (viii) whether or not ANI, Novitium, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Acquisition, (ix) the solvency, creditworthiness or fair value of ANI, Novitium or any other participant in the Acquisition, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (x) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Acquisition, any class of such persons or any other party, relative to the merger consideration or otherwise. Furthermore, Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the Board, on the assessments by the Board, ANI, Novitium and their respective advisors, as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to ANI, Novitium and the Acquisition or otherwise.
In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, transaction or business used in Houlihan Lokey’s analyses for comparative purposes is identical to ANI, Novitium or the proposed Acquisition and an evaluation of the results of those analyses is not entirely mathematical. The estimates contained in the ANI Projections and the Novitium Projections and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of ANI or Novitium. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.
Houlihan Lokey’s opinion was only one of many factors considered by the Board in evaluating the proposed Acquisition. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the merger consideration or of the views of the Board or management with respect to the Acquisition or the merger consideration. The type and amount of consideration payable in the Acquisition were determined through negotiation between ANI and Novitium, and the decision to enter into the Merger Agreement was solely that of the Board.
Financial Analyses
In preparing its opinion to the Board, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.
The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Board on March 8, 2021. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.
For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including:
•
Enterprise Value — generally, the value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company) plus the amount of its net debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests less the amount of cash and cash equivalents on its balance sheet).

•
Adjusted EBITDA — generally, the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization for a specified time period, adjusted for certain non-recurring items.

Unless the context indicates otherwise, enterprise values and equity values used in the selected companies analyses described below were calculated using the closing prices of the common stock of the selected companies listed below as of March 5, 2021, and transaction values for the selected transactions analyses described below were calculated on an enterprise value basis based on the value of the proposed consideration in the selected transactions. The estimates of the future financial performance of Novitium relied upon for the financial analyses described below were based on the Novitium Projections, the estimates of the future financial performance of ANI relied upon for the financial analyses described below were based on the ANI Projections, and estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies.
Implied Aggregate Value of the Consideration Including the Maximum Earn-Out Consideration.   For purposes of its financial analyses, with ANI’s consent, Houlihan Lokey calculated an implied aggregate value of the merger consideration to be issued and paid by ANI in the Acquisition of $208.8 million, taking into account (i) the cash consideration of $89.5 million, (ii) the stock consideration of 2,466,667 shares of ANI common stock and the closing price of ANI Common Stock of $29.50 per share as of March 5, 2021, and (iii) the maximum amount of the earn-out consideration payable pursuant to the Merger Agreement of $46.5 million.
Selected Companies Analysis — Novitium. Houlihan Lokey reviewed certain financial data for selected companies with publicly traded equity securities that Houlihan Lokey deemed relevant.
The financial data reviewed included:
•
Enterprise value as a multiple of estimated adjusted EBITDA for the next fiscal year, or “NFY (2021E)”; and

•
Enterprise value as a multiple of estimated adjusted EBITDA for the fiscal year following the next fiscal year, or “NFY + 1 (2022E).”

The selected companies and corresponding financial data included the following:
Enterprise Value to Adjusted EBITDA
Selected Company	NFY (2021E)	NFY+1 (2022E)
Amneal Pharmaceuticals, Inc.	6.6x	6.2x
Amphastar Pharmaceuticals, Inc.	9.4x	7.3x
ANI Pharmaceuticals, Inc.	6.2x	4.7x
Endo International plc	7.1x	7.3x
Lannett Company, Inc.	7.5x	9.7x
Teva Pharmaceutical Industries Limited	7.3x	7.1x
Viatris Inc.	6.4x	6.3x
Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected multiple ranges of 6.5x to 8.5x estimated NFY (2021E) adjusted EBITDA and 5.0x to 7.0x estimated

NFY+1 (2022E) adjusted EBITDA to corresponding financial data for Novitium. The selected companies analysis indicated implied enterprise value reference ranges for Novitium of $189.6 million to $247.9 million based on estimated NFY (2021E) EBITDA and $204.0 million to $285.6 million based on estimated NFY+1 (2022E) EBITDA, in each case as compared to the implied aggregate value of the merger consideration to be issued and paid by ANI in the Acquisition of $208.8 million.
Selected Companies Analysis — ANI. Houlihan Lokey reviewed certain financial data for selected companies with publicly traded equity securities that Houlihan Lokey deemed relevant.
The financial data reviewed included:
•
Enterprise value as a multiple of adjusted EBITDA for the last twelve months, or “LTM”; and

•
Enterprise value as a multiple of estimated NFY (2021E) adjusted EBITDA.

The selected companies and corresponding financial data included the following:
Enterprise Value to Adjusted EBITDA
Selected Company	LTM	NFY (2021E)
Amneal Pharmaceuticals, Inc.	8.3x	6.6x
Amphastar Pharmaceuticals, Inc.	15.3x	9.4x
Endo International plc	7.0x	7.1x
Lannett Company, Inc.	10.6x	7.5x
Teva Pharmaceutical Industries Limited	7.4x	7.3x
Viatris Inc.	12.5x	6.4x
Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected multiple ranges of 7.0x to 9.0x LTM adjusted EBITDA and 5.5x to 7.5x estimated NFY (2021E) adjusted EBITDA to corresponding financial data for ANI. The selected companies analysis indicated implied value reference ranges per share of ANI Common Stock of $22.72 to $33.13 based on LTM ended December 31, 2020 adjusted EBITDA and $21.87 to $34.78 based on estimated adjusted NFY (2021E) EBITDA, in each case as compared to the closing price of ANI Common Stock of $29.50 per share as of March 5, 2021 used to calculate the implied aggregate value of the Consideration to be issued and paid by ANI in the Acquisition.
Selected Transactions Analysis.   Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant.
The financial data reviewed included:
•
Transaction value as a multiple of LTM adjusted EBITDA; and

•
Transaction value as a multiple of estimated NFY adjusted EBITDA.

The selected transactions and corresponding financial data included the following:
Transaction Value /
Announced	Target	Acquiror	LTM Adj. EBITDA	NFY Adj. EBITDA
03/2021	Generic Rx Pharmaceuticals Business of Perrigo Company plc	Altaris Capital Partners, LLC	NA	NA
01/2021	ADVANZ PHARMA Corp. Limited	Nordic Capital	9.2x	NA
01/2021	Kashiv Specialty Pharmaceuticals, LLC	Amneal Pharmaceuticals, L.L.C.	NA	7.3x
12/2019	AvKARE Inc/Dixon-Shane, LLC	Amneal Pharmaceuticals, Inc.	5.4x	NA
07/2019	Upjohn Inc.	Mylan N.V. (nka:Viatris Inc.)	NA	6.2x
06/2018	Zentiva Group, a.s.	Advent International Corporation	12.3x	NA
07/2017	STADA Arzneimittel Aktiengesellschaft	Bain Capital Private Equity, LP	12.6x	11.5x
02/2016	Meda AB	Mylan N.V. (nka:Viatris Inc.)	12.9x	12.4x
09/2015	Kremers Urban Pharmaceuticals Inc.	Lannett Company, Inc.	9.2x	NA
05/2015	Par Pharmaceutical Holdings, Inc.	Endo International plc	21.3x	NA

“NA” refers to data not available.
Novitium.   Taking into account the results of the selected transactions analysis, Houlihan Lokey applied a selected multiple range of 7.0x to 9.0x estimated NFY adjusted EBITDA to Novitium’s estimated NFY (2021E) EBITDA. The selected transactions analysis indicated an implied enterprise value reference range for Novitium of $204.2 million to $262.5 million, as compared to the implied aggregate value of the Consideration to be issued and paid by ANI in the Acquisition of $208.8 million.
ANI.   Taking into account the results of the selected transactions analysis, Houlihan Lokey applied a selected multiple range of 7.5x to 9.5x LTM adjusted EBITDA to ANI’s adjusted EBITDA for the LTM ended December 31, 2020. The selected transactions analysis indicated an implied value reference range per share of ANI Common Stock of $25.35 to $35.69, as compared to the closing price of ANI Common Stock of $29.50 per share as of March 5, 2021 used to calculate the implied aggregate value of the merger consideration to be issued and paid by ANI in the Acquisition.
Discounted Cash Flow Analysis — Novitium.   Houlihan Lokey performed a discounted cash flow analysis of Novitium based on the Novitium Projections. Houlihan Lokey applied a range of terminal value multiples of 3.0x to 5.0x to Novitium’s estimated EBITDA for the fiscal year ending December 31, 2026 and discount rates ranging from 10.0% to 11.0%. The discounted cash flow analysis indicated an implied enterprise value reference range for Novitium of $285.1 million to $391.0 million, as compared to the implied aggregate value of the Consideration to be issued and paid by ANI in the Acquisition of $208.8 million.
Discounted Cash Flow Analysis — ANI.   Houlihan Lokey performed a discounted cash flow analysis of ANI based on the ANI Projections. Houlihan Lokey applied a range of terminal value multiples of 4.5x to 6.5x to ANI’s estimated EBITDA for the fiscal year ending December 31, 2025 and discount rates ranging from 7.0% to 8.0%. The discounted cash flow analysis indicated an implied value reference range per share of ANI common stock of $26.91 to $46.40, as compared to the closing price of ANI common stock of $29.50 per share as of March 5, 2021 used to calculate the implied aggregate value of the merger consideration to be issued and paid by ANI in the Acquisition.
Other Matters
Houlihan Lokey was engaged by ANI to provide an opinion to the Board as to the fairness, from a financial point of view, to ANI of the merger consideration to be issued and paid by ANI in the Acquisition pursuant to the Merger Agreement. ANI engaged Houlihan Lokey based on Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes. Pursuant to its engagement by ANI, Houlihan Lokey is entitled to an aggregate fee of $375,000 for its services, $200,000 of which became payable upon the execution of Houlihan Lokey’s engagement letter and the balance of which became payable upon the delivery of Houlihan Lokey’s opinion. No portion of Houlihan Lokey’s fee is contingent upon the successful completion of the Acquisition. ANI has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.
In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, ANI, Novitium or any other party that may be involved in the Acquisition and their respective affiliates or security holders or any currency or commodity that may be involved in the Acquisition.
Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to ANI, Novitium, other participants in the Acquisition, or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and such affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, ANI, Novitium, other participants in the Acquisition or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma combined financial information is presented to illustrate the estimated effect of the Merger Agreement to acquire Novitium Pharma, a privately held, New Jersey-based pharmaceutical company with development, manufacturing, and commercialization capabilities for $163.5 million, including $89.5 million in cash and 2,466,667 restricted shares of common stock for approximately $70.2 million (based on ANI’s price per share as of April 12, 2021), plus two potential future cash earn-outs of up to $46.5 million in aggregate (the “Acquisition”). The transaction has been approved by the ANI Board of Directors and is expected to close in the second half of 2021, subject to regulatory approval and approval of the Share Issuance Proposal by the Company’s stockholders. For more information about the Acquisition, see the section entitled “The Acquisition of Novitium”.
The Company will finance the Acquisition with a new $340.0 million Senior Secured Credit Facility (the “Facility”), consisting of a $300.0 million Term Loan B and a $40.0 million revolving credit facility and a $25.0 million PIPE Investment by Ampersand Capital Partners, subject to the approval of the Share Issuance Proposal by the Company’s stockholders. The new debt financing will be secured by substantially all the assets of ANI and its subsidiaries and used for the cash portion of the acquisition and to refinance all of ANI’s existing senior credit facilities.
The following unaudited pro forma combined balance sheet as of December 31, 2020 and the unaudited pro forma combined statement of operations for the year ended December 31, 2020 are based on the historical consolidated financial statements of ANI Pharmaceuticals, Inc. (“ANI” or the “Company”), incorporated by reference into this proxy statement, and the historical consolidated financial statements of Novitium as of and for the year ended December 31, 2020 included elsewhere in the proxy statement. The unaudited pro forma combined financial information gives effect to the Acquisition as if it occurred on (i) December 31, 2020 for purposes of the Unaudited Pro Forma Combined Balance Sheet, and (ii) on January 1, 2020 for purposes of the Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2020.
The unaudited preliminary pro forma adjustments are based upon currently available information and certain assumptions that we believe are reasonable under the circumstances. This unaudited pro forma consolidated financial information has been prepared to give effect to the Acquisition of Novitium. In addition to the Acquisition, the pro forma effects of the consummation of other transactions that have occurred or are probable for which disclosure of pro forma financial information would be material to investors have been included herein, such as the use of proceeds and financing arrangements related to the Acquisition.
The unaudited pro forma combined financial information herein has been adjusted to depict the accounting of a business combination for the Acquisition (“Transaction Accounting Adjustments”), which reflect the application of the purchase accounting required by GAAP, linking the effects of the Acquisition to the historical consolidated financial statements. In addition, preliminary pro forma adjustments have been presented related to the financing of the Acquisition and other material items. Items that do not meet the classification requirements as Transaction Accounting Adjustments are shown in a separate column entitled “Financing and Other Adjustments.” The unaudited pro forma combined financial information does not present any synergies and other transaction effects that have occurred or are expected to occur (“Management’s Adjustments”) and only presents Transaction Accounting Adjustments and Financing and Other Adjustments.
The unaudited preliminary pro forma adjustments for the Acquisition were made primarily to reflect:
•
Transaction Accounting Adjustments

•
The Acquisition of Novitium

•
Changes in the carrying values of certain assets and liabilities based on a preliminary valuation analysis to reflect their estimated fair values at the date of closing of the acquisition, including values assigned to previously unrecognized intangible assets and related changes in amortization expenses;

•
Transaction costs and fees in connection with the Acquisition; and

•
The effect of the above adjustments on income tax.

•
Financing and Other Adjustments related to probable and consummated transactions considered to be material to investors:

•
The expected issuance and sale of 25,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) for a purchase price of $1,000 per share (the “PIPE Financing”); and

•
The incurrence of additional debt by ANI under the Term Loan B Facility and the Revolver Credit Facility to fund a portion of the Acquisition, repay the debt outstanding under the Company’s five-year Senior Secured Credit Facility (the “Credit Facility”), and to pay related fees and expenses; and

•
The effect of the above adjustments on income tax.

The unaudited pro forma combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma combined financial statements. In addition, the unaudited pro forma combined financial information is based on, and should be read in conjunction with, the following historical consolidated financial statements and notes:
•
the audited consolidated financial statements of ANI as of December 31, 2020 and for the year then ended and the related notes thereto included in ANI’s Annual Report on the Form 10-K for the year ended December 31, 2020, incorporated by reference into the proxy statement; and

•
the audited consolidated financial statements of Novitium as of December 31, 2020 and for the year then ended and the related notes thereto included elsewhere in this proxy statement.

The pro forma financial information has been prepared by us in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Release No. 33-10786, which is referred to herein as Article 11. The pro forma financial information is based on various adjustments and assumptions and is not necessarily indicative of what our consolidated statements of operations or consolidated balance sheet actually would have been had the Acquisition been completed as of the dates indicated or will be for any future periods. The pro forma financial information does not purport to project our future financial position or operating results following the completion of the Acquisition. The pro forma financial information does not include adjustments to reflect any potential revenue, synergies or dis-synergies, or cost savings that may be achievable in connection with the Acquisition, or the associated costs that may be necessary to achieve such revenues, synergies or cost savings.
The Acquisition will be accounted for as a business combination using the acquisition method of accounting in accordance with ASC 805, Business Combinations (“ASC 805”). The acquisition method of accounting requires use of the fair value concepts defined in ASC 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” The pro forma information presented, including the allocation of the purchase price, is based on preliminary estimates of the fair values of the assets acquired and liabilities assumed, available information as of the date of this proxy statement and the Company’s assumptions, and will be revised as additional information becomes available. The final purchase price allocation is dependent on, among other things, the finalization of the preliminary asset and liability valuations. The actual adjustments to our consolidated financial statements upon the closing of the Acquisition will depend on a number of factors, including additional information available and the actual balance of our net assets on the closing date. Therefore, the actual adjustments will differ from the pro forma adjustments, and the differences may be material. Any final adjustments will change the allocation of the purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial information, including a change to goodwill.

ANI Pharmaceuticals, Inc.
Unaudited Pro Forma Combined Balance sheet
As of December 31, 2020 (in $’000)
	Historical ANI	Novitium after adjustments and reclassification (Note 3)	Transaction accounting adjustments (Note 4)		Financing & other adjustments (Note 5)		Pro Forma Combined
Current Assets
Cash and cash equivalents	$7,864	$7,179	$(96,850)	(a)	$124,450	(a)	$42,643
Accounts receivable	95,793	12,059	—		—		107,852
Inventories, net	60,803	10,593	3,836	(b)(ii)	—		75,232
Prepaid expenses and other current assets	5,861	1,239	—		(175)	(a)(iii)(x)	6,925
Total Current Assets	170,321	31,070	(93,014)		124,275		232,652
Property and equipment, net	41,269	10,503	3,000	(b)(iii)	—		54,772
Restricted cash	5,003	—	—		—		5,003
Deferred tax assets, net of deferred tax liabilities and valuation allowance	51,704	—	(28,750)	(b)(iv)	—		22,954
Intangible assets, net	188,511	788	118,712	(b)(v)	—		308,011
Goodwill	3,580	—	54,882	(b)(vi)	—		58,462
Other non-current assets	802	742	—		(500)	(a)(iii)	1,044
Total Assets	$461,190	$43,103	$54,830		$123,775		$682,898
Current Liabilities
Current debt, net of deferred financing costs	$13,243	$—	$—		$(12,127)	(a)(i)(viii) (ix)	$1,116
Accounts payable	11,261	2,223	—		—		13,484
Accrued expenses and other	2,456	2,243	—		(878)	(a)(iv)	3,821
Accrued royalties	6,407	—	—		—		6,407
Accrued compensation and related expenses	6,231	—	—		—		6,231
Current income taxes payable, net	3,906	—	—		—		3,906
Accrued government rebates	7,826	—	—		—		7,826
Returned goods reserve	27,155	—	—		—		27,155
Deferred revenue	80	131	—		—		211
Total Current Liabilities	78,565	4,597	—		(13,005)		70,157
Non-current Liabilities
Non-current debt, net of deferred financing costs and current component	172,443	1,887	—		113,941	(a)(i)(vii) (ix)	288,271
Derivatives and other non-current liabilities	14,482	—	28,600	(a)(i)	—		43,082
Total Liabilities	265,490	6,484	28,600		100,936		401,510
Mezzanine Equity	—	—	—		24,850	(a)(v)(vi)	24,850
Stockholders’ Equity
Common stock	1	—	—		—		1
Treasury Stock	(2,246)	—	—		—		(2,246)
Additional paid in capital	214,354	18,408	51,792	(a)(ii)/(c)	—		284,554
(Accumulated deficit)/retained earnings	(4,972)	18,237	(25,588)	(c)	(2,011)	(a)(ii)(iii)	(14,334)
Accumulated other comprehensive loss, net of tax	(11,437)	(26)	26	(c)	—		(11,437)
Total Stockholders’ Equity	195,700	36,619	26,230		(2,011)		256,538
Total Liabilities, Mezzanine Equity and Stockholders’ Equity	$461,190	$43,103	$54,830		$123,775		$682,898
See accompanying notes

ANI Pharmaceuticals, Inc.
Unaudited Pro Forma Combined Statement of Operations
For the year ended December 31, 2020 (in $’000)
	Historical ANI	Novitium after adjustments and reclassification (Note 3)	Transaction accounting adjustments (Note 4)		Financing & other adjustments (Note 5)		Pro Forma Combined (Note 6)
Net Revenues	$208,475	$53,147	$—		$—		$261,622
Operating Expenses
Cost of sales	87,157	15,062	3,836	(e)	—		106,055
Research and development	16,001	15,671	—		—		31,672
Selling, general, and administrative	64,986	7,116	7,074	(d)	75	(b)	79,251
Depreciation and amortization	44,638	2,860	7,591	(e)	—		55,089
Cortrophin pre-launch charges	11,263	—	—		—		11,263
Intangible asset impairment charge	446	—	—		—		446
Total Operating Expenses	224,491	40,709	18,501		75		283,776
Operating (Loss)/Income	(16,016)	12,438	(18,501)		(75)		(22,154)
Other Expense, net
Interest expense	(9,452)	55	—		(12,349)	(b)	(21,756)
Other expense, net	(494)	(12)	—		—		(506)
(Loss)/Income Before Benefit/(Provision) for Income Taxes	(25,962)	12,481	(18,501)		(12,424)		(44,406)
Benefit for income taxes	3,414	—	4,237	(f)	2,845	(c)	10,496
Net (Loss)/Income	$(22,548)	$12,481	$(14,264)		$(9,579)		$(33,910)
Basic and Diluted Loss Per Share:
Basic Loss Per Share	$(1.88)						$(2.46)	(a)
Diluted Loss Per Share	$(1.88)						$(2.46)	(b)
Basic Weighted-Average Shares Outstanding	11,964						14,431	(a)
Diluted Weighted-Average Shares Outstanding	11,964						14,431	(b)
See accompanying notes

Note 1 — Description of the Transactions
On March 8, 2021, ANI Pharmaceuticals, Inc. (“ANI” or the “Company”) announced that it has signed a definitive agreement (the “Merger Agreement”) to acquire Novitium Pharma, a privately held, New Jersey-based pharmaceutical company with development, manufacturing, and commercialization capabilities for $163.5 million, including $89.5 million in cash and 2,466,667 restricted shares of common stock for approximately $70.2 million, plus two potential future cash earn-outs of up to $46.5 million. The transaction has been approved by the ANI Board of Directors and is expected to close in the second half of 2021, subject to regulatory approvals and certain approvals by ANI’s stockholders.
Novitium Pharma is a U.S. based pharmaceutical company that specializes in development, manufacturing, and distribution of niche generic products. The Company, founded in 2016 by Samy Shanmugam, Chad Gassert and Vijay Thorappadi, has built a growing commercial product portfolio spanning a diverse range of dosage forms and therapeutic categories, as well as a strong base of pharmaceutical customers for its contract development and manufacturing services.
The Company will finance the Acquisition with a new $340.0 million Senior Secured Credit Facility, consisting of a $300.0 million Term Loan B and a $40.0 million revolving credit facility and a $25.0 million PIPE Investment by Ampersand Capital Partners. The new Facility will be secured by substantially all the assets of ANI and its subsidiaries and used for the cash portion of the acquisition and to refinance ANI’s existing senior credit facilities.
Note 2 — Basis of Presentation
The unaudited pro forma condensed combined financial information presents the pro forma condensed combined financial position and results of operations of ANI based upon the historical financial statements of ANI and Novitium after giving effect to the Acquisition, the PIPE Financing and the Facility and are intended to reflect the impact of such on ANI’s consolidated financial statements. The unaudited pro forma combined financial information gives effect to the acquisition as if it occurred on (i) December 31, 2020 for purposes of the unaudited pro forma combined balance sheet, and (ii) on January 1, 2020 for purposes of the unaudited pro forma combined statement of operations for the year ended December 31, 2020.
The Acquisition will be accounted for as a business combination, with ANI treated as the “acquirer” and Novitium treated as the “acquired” company for financial reporting purposes. Under the acquisition method of accounting, the total estimated purchase price of an acquisition is allocated to the net tangible and intangible assets based on their estimated fair values. Such valuations are based on available information and certain assumptions that management believes are reasonable. The preliminary allocation of the purchase price to the tangible and intangible assets acquired and liabilities assumed is based on various preliminary estimates. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing this unaudited pro forma combined financial information. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could be material. The differences, if any, could have a material impact on the accompanying unaudited pro forma condensed combined financial information and ANI’s future results of operations and financial position.
The unaudited pro forma condensed combined financial information includes certain reclassifications to conform the historical financial statement presentation of Novitium to ANI. See “Note 3 — Reclassifications and Conforming Accounting Policies” herein for additional information on the reclassifications.
Note 3 — Reclassification and Conforming Accounting Policies
Certain adjustments have been made to the historical consolidated financial statements of Novitium to conform Novitium’s financial statement presentation to ANI’s historical consolidated financial statements. In addition, certain adjustments have been made to conform Novitium accounting policies to those of ANI. At the current time, we are not aware of any material differences in accounting policies that would have a material impact on the pro forma financial information, other than ASU No. 2016-02, Leases (Topic 842), which is referred to as ASC 842. Novitium has not yet adopted ASC 842, whereas ANI has adopted ASC 842 with an effective date of January 1, 2019. For purposes of the unaudited condensed combined balance sheet as of December 31, 2020, an adjustment has been made to record the right-of-use asset (“ROU”) and lease liability as if Novitium had adopted the standard on December 31, 2020.
Following the acquisition date, we will conduct a review of Novitium’s accounting policies during its integration to determine if there are any additional differences that require adjustments of Novitium’s revenues, expenses, assets or liabilities to conform to our accounting policies and classifications. As a result of that review, we may identify further differences between the accounting policies of the two companies that, when conformed, could have a material impact on the pro forma financial information.
Reclassifications and adjustments for the balance sheet as of December 31, 2020 include the following (in thousands):
	Historical Novitium	Reclassifications	Accounting policy adjustments	Novitium after reclassifications and adjustments
Current Assets
Cash and cash equivalents	$7,179	$—	$—	$7,179
Accounts receivable, net	10,375	1,684(1)	—	12,059
Royalty receivable	1,684	(1,684)(1)	—	—
Inventory	10,593	—	—	10,593
Prepaid expenses and other current assets	1,107	132(2)	—	1,239
Related party loan payable	132	(132)(2)	—	—
Total Current Assets	31,070	—	—	31,070
Property and equipment, net	7,935	2,568(3)	—	10,503
Construction in progress	2,568	(2,568)(3)	—	—
Intangible assets	788	—	—	788
Other non-current Assets	—	—	742(7)	742
Total Assets	$42,361	$—	$742	$43,103
Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$2,223	$—		$2,223
Accrued expenses and other	2,010	—	233(7)	2,243
Unearned revenue	6	(6)(4)	—	—
Deferred revenue	125	6(4)	—	131
Total Current Liabilities	4,364	—	233	4,597
Derivatives and other non-current liabilities	—	1,439(5)	448(7)	1,887
Deferred Rent	123	(123)(5)	—	—
PPP Note Payable	1,316	(1,316)(5)	—	—
Total Liabilities	5,803	—	681	6,484
Additional Paid-in capital	—	18,408(6)	—	18,408
Retained earnings	18,176	—	61(7)	18,237
Accumulated other comprehensive loss, net of tax	(26)	—	—	(26)
Class A Members’ capital contributions	12,558	(12,558)(6)	—	—
Class B Members’ capital contributions	5,850	(5,850)(6)	—	—
Total Members’ Equity	36,558	—	61(7)	36,619
Total Liabilities and Members’ equity	$42,361	$—	$742	$43,103

(1)
Reclassification of “Royalty receivable” to “Accounts receivable, net”.

(2)
Reclassification of “Related party loan payable” to “Prepaid expenses and other current assets”.

(3)
Reclassification of “Construction in progress” to “Property and equipment, net”.

(4)
Reclassification of “Unearned revenue” to “Deferred revenue”.

(5)
Reclassification of “Deferred rent” and “PPP Note Payable” to “Derivative and other non-current liabilities”.

(6)
Reclassification of “Class A Members’ capital contributions” and “Class B Members’ capital contributions” to “Additional Paid-in capital”.

(7)
To conform the accounting policies of Novitium with ANI, an adjustment is included related to the adoption of ASC 842 — Leases. Per the accounting guidance, a Right of Use of Asset was recorded amounting to $0.7 million, as well as a current and non-current lease obligation amounting to $0.2 million and $0.5 million, respectively. The historical deferred rent of $0.1 million associated with the lease payments was also removed. The Company concluded that the impact to the statement of operations was not material.

Reclassifications and adjustments for the Statement of Operations for the period ended December 31, 2020 include the following (in thousands):
	Historical Novitium	Reclassifications	Novitium after reclassifications and adjustments
Net Revenues	$33,038	$20,109(1)	$53,147
Royalty income	7,458	(7,458)(1)	—
Collaboration agreement revenues	7,325	(7,325)(1)	—
Contract manufacturing	5,326	(5,326)(1)	—
Operating expenses
Cost of Sales	15,062	—	15,062
Research and Development	15,671	—	15,671
Selling, general and administrative	7,116	—	7,116
Depreciation and amortization	2,860	—	2,860
Cortrophin pre-launch charges	—	—	—
Intangible asset impairment charge	—	—	—
Total operating expense	40,709	—	40,709
Operating Income	12,438	—	12,438
Other expense, net
Interest expense, net	55	—	55
Other Expense, net	—	(12)(2)	(12)
Other income	8	(8)(2)	—
Foreign exchange loss	(20)	20(2)	—
(Loss)/Income Before Benefit/(Provision) for Income Taxes	12,481	—	12,481
Net Income	$12,481	$—	$12,481

(1)
Reclassification of “Royalty income”, “Collaboration agreement revenues” and “Contract manufacturing” to “Net Revenues”.

(2)
Reclassification of “Other income” and “Foreign exchange loss” to “Other Expense, net”.

Note 4 — Transaction Accounting Adjustments
Represents the Transaction Accounting Adjustments, giving effect to the Acquisition, as follows:
(a)
Reflects the (1) fair value of the consideration transferred, pursuant to the terms of the Merger Agreement, including the cash payment, restricted common shares to be issued to the sellers, and potential cash earn-out payments, as well as (2) estimated transaction costs of approximately $7.4 million. The fair value of the consideration transferred was determined as follows (in thousands):

Fair value of Acquisition Consideration
Upfront Cash Payment	$89,500
Contingent Consideration	28,600(i)
Equity Consideration – restricted shares	70,200(ii)
Total fair value consideration transferred	$188,300

(i)
Represents the fair value of the potential cash earn-out payments, adjusted for the probability of the occurrence of the cash earn-out payment.

(ii)
Represent the fair value of the restricted shares transferred to the sellers, based on the number of restricted shares to be issues, 2,466,667, multiplied by the closing price of ANI ordinary shares on April 12, 2021 of $32.39 per share, adjusted for the restriction of the shares.

(b)
Reflects the preliminary purchase price allocation to the estimated fair value of identifiable assets acquired and liabilities assumed in the Acquisition, using the purchase method of accounting. The preliminary allocation is summarized as follows (in $ thousands):

Assets acquired and liabilities assumed	Book Value	Adjustment	Fair value
Cash and cash equivalents	$7,179	$—	$7,179(i)
Accounts receivable, net	12,059	—	12,059(i)
Inventory	10,593	3,836	14,429(ii)
Prepaid expenses and other current assets	1,239	—	1,239(i)
Property and equipment, net	10,503	3,000	13,503(iii)
Deferred tax assets, net of deferred tax liabilities and valuation allowance	—	(28,750)	(28,750)(iv)
Intangible assets	788	118,712	119,500(v)
Goodwill	—	54,882	54,882(vi)
Other non-current Assets	742	—	742(i)
Accounts payable	(2,223)	—	(2,223)(i)
Accrued expenses and other	(2,243)	—	(2,243)(i)
Deferred revenue	(131)	—	(131)(i)
Derivatives and other non-current liabilities	(1,886)	—	(1,886)(i)
	$36,620	$151,680	$188,300

(i)
A preliminary fair value estimate equivalent to the current net book value has been assigned to the above respective acquired assets and assumed liabilities.

(ii)
Reflects the preliminary fair value adjustment relating to inventory.

(iii)
Reflects the preliminary fair value of the building transferred by the seller into the business as part of the transaction.

(iv)
Reflects the adjustment in deferred tax liability for the temporary difference between the book and tax basis as a result of the preliminary purchase price allocation. A blended statutory tax rate of 22.9% was used in establishing the deferred tax liability.

(v)
Reflects the preliminary fair value adjustment relating to identifiable intangible assets. The preliminary fair values and estimated useful lives of the identifiable intangible assets are as follows (in thousands):

	Estimated fair value	Weighted average estimated useful life (in years)
Intangible assets – Commercial products	$30,300	8.5
Intangible assets – Partner/CMO relationships	26,700	7.0
Indefinite-lived intangible assets -IPR&D – 2021 launches	37,500
Indefinite-lived intangible assets -IPR&D – 2022 launches	25,000
	$119,500

The acquisition method of accounting is dependent upon certain valuations that are provisional and subject to change. Accordingly, the pro forma adjustments are preliminary and made solely for the purpose of providing this unaudited pro forma condensed combined financial information. A final determination of the fair value for certain assets and liabilities will be completed as soon as the information necessary to complete the analysis is the obtained, but no later than one year from the acquisition date. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could be material.

For each 10% increase or decrease in the preliminary fair value of definite-lived intangible assets assuming a weighted-average remaining useful life of 8 years, annual amortization expense would increase or decrease by approximately $0.7 million.

(vi)
The goodwill is measured as the excess of the purchase consideration over the fair value of identifiable assets acquired, less liabilities assumed and represents expected revenue and cost synergies.

(c)
Reflect the elimination of the Novitium Members’ Capital contributions, historical Retained Earnings and Accumulated Other Comprehensive loss with a carrying value of $18.4 million, $18.2 million and a loss of $26,000, respectively. Retained earnings also reflects the recognition of estimated transaction costs of approximately $7.4 million.

(d)
Reflects the estimated transaction costs of $7.4 million to be incurred by ANI related to the Acquisition subsequent to December 31, 2020 less the $0.3 million removal of rent expense related to the office building acquired. No transaction costs are included in the historical income statement of ANI for the year ended December 31, 2020. These costs will not affect ANI’s income statement beyond 12 months after the acquisition date.

(e)
Reflects estimated incremental depreciation and amortization resulting from the adjustment of intangible assets, PP&E, as well as the incremental costs related to the step-up of inventory to fair value in connection with purchase accounting.

(f)
Reflects the estimated tax effect of the pro forma adjustments using ANI’s blended statutory tax rate of 22.9%.

Note 5 — Financing & Other Adjustments
Represents the other material pro forma adjustments, giving effect to the PIPE Financing, the borrowing under the Term Loan Facility, the commitment fees paid in connection with the Revolver Credit Facility (which we expect to be undrawn at the closing of the Acquisition) and the repayment of ANI’s existing Secured Credit Facility, as follows:
(a)
Reflects the increase in cash as result of the issuance of Series A Convertible Preferred Stock of $25.0 million, the borrowing under the Term Loan Credit Facility of $300.0 million, offset by the repayment of ANI’s existing Secured Credit Facility of $186.9 million (with a carrying value of $185.7 million, net of deferred financing costs), $0.9 million in accrued interest, the payment of estimated preferred stock and debt issuance costs of $0.2 million and $12.5 million respectively, and the annual debt administration fee of $0.1 million (in thousands):

Repayment of existing Senior Secured Credit facility	$(185,686))(i)
Extinguishment loss on termination	(1,261)(ii)
Write-off deferred financing costs – historical revolver	(750)(iii)
Payment of accrued interest	(878)(iv)
Retirement of existing Debt	(188,575)
PIPE Financing	25,000(v)
Less: Issuance costs	(150)(vi)
Issuance of new Debt (long-term portion)	297,000(vii)
Issuance of new Debt (current portion)	3,000(viii)
Less: Debt issuance costs	(12,500)(ix)
Net proceeds new financing	312,350
Total Pro Forma Adjustment	$123,775

(i)
Reflects the repayment of the existing Secured Senior Secured Credit Facility, the current portion and non-current portion of which is $13.2 million and $172.4 million, respectively.

(ii)
Reflects the loss on early extinguishment of the historical term loans.

(iii)
Reflects the write-off of the deferred financing costs related to the historical revolver.

(iv)
Reflects the repayment of accrued interest from the Company’s Existing Secured Credit Facilities of $0.8 million.

(v)
Reflects the proceeds from the issuance 25,000 Series A Convertible Preferred Stock, for a purchase price of $1,000 per share. Pursuant to the terms of the Series A Convertible Preferred Stock, the instruments will be classified as mezzanine equity in the Company’s consolidated financial statements. The holders of the Series A Convertible Preferred Stock participate in the distribution of any ordinary dividend on the Common Stock calculated on an as-converted basis.

(vi)
Reflect the issuance costs paid by the Company for the PIPE Financing by Ampersand Capital Partners. The Issuance costs offset the carrying value of the Mezzanine Equity.

(vii)
Reflect the non-current portion of the borrowing under the Term Loan Facility.

(viii)
Reflects the increase in the current portion of long-term debt of $3.0 million as a result of the borrowing under the Term Loan Facility. The current portion of long-term debt represents the contractual principal payments due within 12 months of December 31, 2020. After the initial payment, contractual principal payments of 1.00% are due at each anniversary of the issuance date.

(ix)
Reflects the debt issuance costs paid by the Company for the Term Loan Facility of which $1.9 million will be amortized over the next 12 months as of December 31, 2020.

(x)
Reflects the annual admin fee of $0.1 million on the new Term Loan Facility.

(b)
Represents incremental interest expenses related to the Term Loan Facility, the $0.1 million annual admin fee on the Term Loan Facility, and the non-cash amortization of debt issuance costs and original issue discount.

The interest rates for pro forma purposes are based on the rates to be effective upon closing of the transactions. Assuming the Revolver Credit Facility is fully drawn, each 0.125% change in assumed blended interest rates would result in an approximately $0.4 million change in the annual interest expense on indebtedness under the Term Loan Facility and Revolver Credit Facility.

(c)
Reflects the estimated tax effect of the pro forma adjustments using ANI’s blended statutory tax rate of 22.9%.

Note 6 — Loss per Share
Represent the impact of the preliminary pro forma adjustment on the weighted basic and diluted loss per share, giving effect to the restricted shares to be issued to the sellers as part of the Acquisition, as well as the PIPE Financing.

(a)
Basic loss per share is calculated using the two-class method by dividing adjusted pro forma net loss by the weighted average shares outstanding. Pro forma net loss is adjusted for the Series A Convertible Preferred Stock dividend and is divided by the weighted average shares of Common Stock outstanding (without assuming conversion of the Series A Preferred Stock) for purposes of calculating basic loss per share. To determine the weighted average shares of Common Stock outstanding, the restricted shares to be issued to the seller are assumed to be outstanding as of January 1, 2020.

(b)
The weighted average impact of the Series A Convertible Preferred Stock, on an if-converted basis, was not included in the calculation of diluted loss per share as the impact would be anti-dilutive.

INFORMATION ABOUT NOVITIUM
Novitium Pharma LLC (“Novitium”) is a U.S.-based pharmaceutical company that specializes in development, manufacturing, and distribution of niche generic products. Founded in 2016 by experienced pharmaceutical executives Muthusamy (Samy) Shanmugam, Chad Gassert and Vijay Thorappadi, Novitium has built a growing commercial product portfolio spanning a diverse range of dosage forms and therapeutic categories as well as a strong base of pharmaceutical customers for its contract development and manufacturing operation (“CDMO”) services. Novitium is based in East Windsor, New Jersey and also operates a research and development laboratory in Chennai, India through its subsidiary, Novitium Labs Private Limited, a private company limited by shares organized under the laws of India.
Novitium has its principal business address at 70 Lake Drive, East Windsor, New Jersey 08520, and its telephone number is (855) 204-1431.
Competitive Strengths
Novitium’s core strengths include:
Leading product development engine.   Novitium has completed 56 ANDA filings and received 31 approvals from the U.S. Food and Drug Administration (“FDA”) since inception, including six products with Competitive Generic Therapy (“CGT”) designation.
Strong regulatory and commercialization track record.   Novitium has historically achieved FDA approvals for its ANDA filings in approximately 14 months on average and has launched the vast majority of its products within seven days of receiving FDA approval.
Diversified business model.   Novitium develops and manufactures products under both its own label and for third parties to maximize revenue and profitability. In 2020, no single product or customer accounted for greater than 15% of Novitium’s net revenue.
High-quality, efficient U.S. manufacturing operations.   Novitium operates a 50,000 square foot manufacturing facility in East Windsor, New Jersey with finished dose capabilities across multiple dosage forms. Novitium’s facility has a quality track record with multiple successful FDA and U.S. Drug Enforcement Administration (“DEA”) inspections since its inception.
Products and Operations
As of March 31, 2021, Novitium commercializes 15 niche ANDA products across 50 SKUs under its own label and manufactures 13 products across 21 SKUs for its CDMO customers. Novitium currently has 25 ANDAs filed with the FDA and more than 30 products in development.
Novitium operates an integrated 50,000 square foot pharmaceutical manufacturing facility in East Windsor, New Jersey. This facility includes 27 finished-dose manufacturing suites as well as eight clinical suites and conducts Novitium’s research and development, commercial manufacturing and packaging operations. Novitium’s dosage form capabilities include solid oral tablets and capsules, liquid suspensions and solutions, powders and powders for oral suspension, controlled substances, containment, nano-milling and spray drying. As of March 31, 2021, Novitium’s annual production capacity is approximately two billion units in the aggregate across dosage forms.
Novitium is currently in the process of expanding this facility to add 18 new manufacturing suites, a new quality control laboratory and office space. Adjacent to the East Windsor manufacturing facility, Novitium leases 50,000 square feet of warehouse space.
Sales, Marketing and Distribution
Novitium sells its products through all major wholesalers to retail pharmacy chains and mail-order pharmacies. Novitium’s sales and distribution operations are generally managed by Novitium, with certain services provided by third parties, including Cardinal Health.

Customers
Novitium’s customers purchase and distribute its products and CDMO services. Novitium’s customers include AmerisourceBergen, McKesson, Cardinal Health, Morris Dickson, and Golden State. Novitium’s products are stocked and sold by each of the three major U.S. retail pharmacy chains: CVS Health Corporation, Walgreens Company and Rite Aid Corporation. For the years ended December 31, 2020 and 2019, 86% and 93% of Novitium’s gross revenues, respectively, were attributed to its three largest wholesalers, AmerisourceBergen, Cardinal Health and McKesson. For the years ended December 31, 2020 and 2019, 10% and 10% of Novitium’s net revenues, respectively, were attributed to Novitium’s CDMO services customers.
Competition
The specialty and generic pharmaceutical industry is highly competitive. Novitium competes with numerous pharmaceutical companies, including large, global pharmaceutical manufacturers and smaller niche companies.
Principal competitors for the pharmaceutical market in which Novitium does business include Amneal Pharmaceuticals, Inc., Alvogen, Inc., Aurobindo USA, Glenmark Pharmaceuticals Ltd, Hikma Pharmaceuticals plc, Lupin Pharmaceuticals, Inc., Par Pharmaceutical, Inc., Rising Pharmaceuticals, Inc., Sun Pharmaceutical Industries Ltd., Teva Pharmaceuticals USA, Inc., Upsher-Smith Laboratories, LLC and Viatris, Inc.
Human Capital
As of March 31, 2021, Novitium has 173 employees, of which 148 are located in the United States and 25 are located in India. None of Novitium’s employees are represented by a labor union.
Government Regulation
The pharmaceutical industry in the United States and India is highly regulated by multiple government agencies such as the FDA, the DEA, the U.S. Centers for Medicare and Medicaid Services and India’s Ministry of Health and Family Welfare and Central Drugs Standard Control Organization.
Patents and Intellectual Property
Novitium has one pending patent application, but does not hold any issued patents. Novitium protects its intellectual property and proprietary rights through trademark, copyright, trade secret and unfair competition laws, augmented by its own confidentiality protocols. Novitium undertakes actions as necessary to ensure that its proprietary rights are protected while at the same time respecting the intellectual property rights of other persons. Novitium also continues to regularly assess opportunities for seeking patent protection for those aspects of its technology, designs and methodologies that it believes provide a meaningful competitive advantage.
Properties
Novitium has operating leases for each of its three facilities, consisting of its East Windsor, New Jersey manufacturing facility and warehouse building and its Chennai, India research and development laboratory, respectively. Novitium currently leases the East Windsor, New Jersey manufacturing facility from SCV Real Estate LLC, a Delaware limited liability company of which Novitium’s founders, Samy Shanmugam and Chad Gassert, are beneficial owners. Prior to the closing of the sale of Novitium to the Company, ownership of this facility will be transferred to Novitium or a subsidiary thereof, and the Company will own this facility as a part of its purchase of Novitium. Novitium’s warehouse building and Chennai, India research and development laboratory are leased from third parties.
Related Party Transactions
Novitium receives vendor services from two related parties, Scitus Pharma Services Private Limited (“Scitus”) and Nuray Chemicals Private Limited (“Nuray”), both based in Chennai, India. Samy

Shanmugam, one of Novitium’s founders, who will be an executive officer of the Company after the consummation of the transaction, owns a minority interest in each of Scitus and Nuray. Scitus is a contract research organization that conducts bioanalytical services to Novitium for both pilot and pivotal bioequivalence studies. Novitium is currently Scitus’ primary customer and has paid an aggregate of approximately $2.4 million to Scitus since January 1, 2020. Nuray is an active pharmaceutical ingredient (“API”) manufacturer that produces development and commercial supply of high-value and difficult-to-formulate APIs. Novitium is Nuray’s largest customer and has paid an aggregate of approximately $2.7 million to Nuray since January 1, 2020. In addition, Novitium has made an aggregate of approximately $0.4 million in lease payments to SCV Real Estate LLC since January 1, 2020 in respect of the lease of the facility located at 70 Lake Drive, East Windsor, NJ 08520. Prior to the closing of the sale of Novitium to the Company, ownership of this facility will be transferred to Novitium or a subsidiary thereof pursuant to the terms of the Merger Agreement for a purchase price of $3.5 million, and the Company will own this facility as a part of its purchase of Novitium.
Legal Proceedings
From time to time, Novitium may become involved in actions, claims, suits, and other legal proceedings arising in the ordinary course of its business, including assertions by third parties relating to product liability, consumer protection, intellectual property infringement, breaches of contract or warranties or employment-related matters. Novitium is not currently a party to any actions, claims, suits or other legal proceedings the outcome of which, if determined adversely to Novitium, would individually or in the aggregate have a material adverse effect on Novitium’s business, financial condition, or results of operations.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF NOVITIUM
The following discussion should be read in conjunction with Novitium’s consolidated financial statements and the accompanying notes appearing elsewhere in this proxy statement. All amounts presented are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), except as noted. In addition to historical information, this discussion contains forward-looking statements that involve risks, uncertainties and assumptions that could cause actual results to differ materially from management’s expectations. Factors that could cause such differences are discussed below and elsewhere in this proxy statement, including “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.” Unless the context otherwise requires, references to “Novitium”, “we”, “us”, and “our” in this section are intended to mean the business and operations of Novitium Pharma LLC and its consolidated subsidiaries.
Results of Operations
Comparison of Year Ended December 31, 2020 and Year Ended December 31, 2019
The following table summarizes Novitium’s consolidated results of operations for the years ended December 31, 2020 and December 31, 2019:
	Year Ended December 31,		Increase/ (Decrease)
	2020	2019	Dollars	Percentage
Net Revenue:
Product Sales, net	$33,038,323	$41,498,528	$(8,460,205)	(20)%
Royalty Income	$7,457,902	$5,403,697	$2,054,205	38%
Collaboration Agreement Revenues	$7,324,848	$5,551,599	$1,773,249	32%
Contract Manufacturing	$5,325,636	$4,369,521	$956,115	22%
Total Net Revenue:	$53,146,709	$56,823,345	$(3,676,636)	(6)%
Costs and Expenses:
Direct Costs	$15,061,884	$9,256,770	$5,805,114	63%
Research and Product Development Expenses	$15,670,805	$12,396,051	$3,274,754	26%
General and Administrative Expenses	$7,116,298	$6,454,089	$662,209	10%
Depreciation and Amortization	$2,859,514	$2,816,806	$42,708	2%
Total Costs	$40,708,501	$30,923,716	$9,784,785	32%
Operating Income	$12,438,208	$25,899,629	$(13,461,421)	(52)%
Other Income (Expenses)
Gain on Sale of Fixed Assets	$—	$32,600	$(32,600)	(100)%
Interest Income	$55,107	$23,122	$31,985	138%
Other Income	$7,490	$8,622	$(1,132)	(13)%
Foreign Exchange Loss	$(19,672)	$(10,067)	$(9,605)	(95)%
Interest Expense	$(217)	$(357,529)	$357,312	100%
Total Other Income (Expenses)	$42,708	$(303,252)	$345,960	114%
Net Income	$12,480,916	$25,596,377	$(13,115,461)	(51)%
Other Comprehensive Income
Foreign Currency Translation Adjustment	$(2,257)	$45,898	$(48,155)	(105)%
Total Comprehensive Income	$12,478,659	$25,642,275	$(13,163,616)	(51)%

Net Revenue.   Net Revenue for the year ended December 31, 2020 was $53.1 million compared to $56.8 million for the year ended December 31, 2019, a decrease of approximately $3.7 million or 6%. The decrease was driven by lower sales in 2020 of a single drug product for which Novitium had exclusive distribution rights in the generic market for a portion of 2019.
Direct Costs.   Direct Costs account for the costs incurred by Novitium relating to the sale of its generic drug products, typically through major drug wholesalers. For the year ended December 31, 2020, direct costs were $15 million, compared to the $9 million for the year ended December 31, 2019, an increase of approximately $6 million or 63%. The increase was the result of the increased quantity of generic drug products sold by Novitium during 2020 as compared to 2019.
Research and Product Development Expenses.   Research and Product Development Expenses for the year ended December 31, 2020 were $15.6 million, compared to $12.4 million for the year ended December 31, 2019, an increase of approximately $3.2 million or 26%. The increase is a result of Novitium’s increased spending on research and product development, reflecting its commitment to continue to build a pipeline of drug products to broaden its offerings in the marketplace.
General and Administrative Expenses.   General and Administrative Expenses for the year ended December 31, 2020 were $7.1 million, compared to the $6.4 million for the year ended December 31, 2019, an increase of approximately $700,000 or 10%. The increase was driven by increasing finance and accounting costs required to operate Novitium’s business and an increase in compensation, specifically driven by bonuses paid as a result of 2020 performance.
Depreciation and Amortization.   Depreciation and Amortization for the year ended December 31, 2020 was $2.86 million, compared to $2.82 million for the year ended December 31, 2019, an increase of approximately $40,000 or 2%. The increase was attributable to Novitium’s continued investment in capitalizable equipment and infrastructure, which resulted in a broader base of depreciable assets and gave rise to an increase in the aggregate depreciation expense.
Interest Expense.   Interest Expense for the year ended December 31, 2020 was $217 compared to $357,000 for the year ended December 31, 2019, a decrease of approximately $357,000 or nearly 100%. The decrease is due to Novitium having paid off all of its outstanding long-term debt obligations during the year ended December 31, 2019 and having no debt outstanding at December 31, 2019. The only outstanding Novitium debt at December 31, 2020 was Novitium’s Payroll Protection Program Loan (“PPP Loan”), which Novitium anticipates will be forgiven in full.
Liquidity and Capital Resources
In recent years, the principal source of liquidity for Novitium has been its operating cash flows. Novitium has historically met its working capital, capital expenditure requirements, and member distribution requirements by using operating cash flows and has not had to rely on borrowings under any credit agreements or other debt facilities or debt obligations. During the years ended December 31, 2020 and 2019, Novitium generated positive operating cash flows.
Comparison of Year Ended December 31, 2020 and Year Ended December 31, 2019
Cash Flows from Operating Activities.   Net cash provided by operating activities for the year ended December 31, 2020 was $7 million, compared to $16.5 million for the year ended December 31, 2019, a decrease of approximately $9.5 million or 58%. The decrease was a result of, among other things, the decrease in Novitium’s product sales, net, and increase in direct costs from December 31, 2019 to December 31, 2020, which resulted in a decrease in net income.
Cash Flows from Investing Activities.   Net cash used in investing activities for the year ended December 31, 2020 was $4 million, compared to the $1.5 million for the year ended December 31, 2019, an increase of approximately $2.5 million or 167%. The increase in net cash used in investing activities was driven by a $1 million purchase of tangible personal property and equipment, $2.2 million used to fund construction in progress, and $800,000 used for the purchase of intangible assets. The use of funds in the year ended December 31, 2019 consisted of $1.5 million for the purchase of tangible personal property and equipment.

Cash Flows used by Financing Activities.   Net Cash used by financing activities for the year ended December 31, 2020 was $7.5 million, compared to $3.9 million for the year ended December 31, 2019, an increase of $3.6 million or approximately 92.3%. Net cash used by financing activities for the year ended December 31, 2020 consisted of $1.3 million in proceeds from Novitium’s PPP Loan, offset by $8.8 million used for required member distributions. The use of funds in the 2019 period consisted of $3.9 million for the repayment of long-term debt.
Off-Balance Sheet Arrangements
As of December 31, 2020, Novitium did not have any off-balance sheet arrangements, as defined in Item 303(a)(4)(ii) of Regulation S-K.

PART II
INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING AND OTHER PROPOSALS
Virtual Meeting Date and Time
Our 2021 annual meeting will be a virtual online-only meeting conducted exclusively via live webcast at 10:00 a.m. Eastern Time on Wednesday, June 2, 2021.
To participate in the Virtual Annual Meeting, visit www.virtualshareholdermeeting.com/ANIP2021 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 2, 2021. The meeting will begin promptly at 10:00 a.m. Eastern Time on June 2, 2021.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page at www.virtualshareholdermeeting.com/ANIP2021.
Submitting Questions for the Virtual Annual Meeting
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able submit questions during the meeting through the virtual meeting portal by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ANIP2021 and typing their question into the applicable field provided in the web portal. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. In order to promote fairness and efficient use of time, we will respond to up to two questions from a single stockholder. The Virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
How to Vote
Only holders of record of ANI’s common stock and class C special stock at the close of business on April 26, 2021 (the “Record Date”) are entitled to attend virtually and to vote at the Virtual Annual Meeting. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Virtual Annual Meeting. Stockholders do not have cumulative voting rights. As of the Record Date, there were 12,729,072 shares of common stock and 10,864 shares of class C special stock outstanding.
To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Virtual Annual Meeting. Stockholders of record may vote online at the Virtual Annual Meeting by following the instructions available on the meeting website during the meeting or by mail, using the paper proxy card. All proxy cards received by ANI that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted “FOR” each of the nominees to the board of directors listed on the proxy card under Proposal 1 and “FOR” Proposals 2, 3 and 4. Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or online, the shares represented by the proxy will be voted in accordance with your instructions. Please note, however, that if your shares are held in “street name” and you wish to vote at the Virtual Annual Meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee of record. Without a valid proxy, beneficial holders cannot vote at the Virtual Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.
If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Virtual Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to our Secretary at 210 Main Street West, Baudette, MN 56623 or (b) casting a later vote via the Internet or telephone, or (c) attending the Virtual Annual Meeting and voting online. Attendance online at the Virtual Annual Meeting will not revoke a proxy unless the stockholder actually votes online during the virtual meeting.

PROPOSAL 1
ELECTION OF DIRECTORS
Nominees
The Company’s bylaws provide that our Board of Directors (the “Board”) or the Company’s stockholders may determine the number of directors from time to time. Our Board is currently composed of seven members. The Board has nominated the following seven individuals to serve as the Company’s directors until the next annual meeting of Stockholders and until their successors are qualified and elected or earlier upon death, resignation or removal. The Company did not receive any director nominations from Stockholders in accordance with procedures set forth in its bylaws. Director nominations presented by Stockholders at the Virtual Annual Meeting will not be considered.
All of the seven nominees named below — Robert E. Brown, Jr., Thomas Haughey, Nikhil Lalwani, David B. Nash, M.D., M.B.A., Antonio R. Pera, Jeanne A. Thoma and Patrick D. Walsh — are current directors of the Board. All the nominees have agreed to stand for election at the Virtual Annual Meeting.
If, prior to the Virtual Annual Meeting, the Company’s Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for any substitute nominee that may be named by the Board. Alternatively, the proxies, at the discretion of the Board, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Robert E. Brown, Jr., 70, has served as a director of the Company since June 2013 and served as Chairman of the Board from June 2013 to June 2020. He has also served as a director of the Company’s operating subsidiary, ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. since July 2010. Mr. Brown has been active in the venture capital and private equity business for over 30 years and since 2000 has served as President, and is the sole stockholder and director, of MVP Management Company, an investment company, and co-founded Meridian Venture Partners, II. L.P., a venture capital and private equity firm in 2000 and its predecessor fund, Meridian Venture Partners, in 1987. Prior to 1987, Mr. Brown was a principal in a merchant banking firm active in both private equity and investment banking. Mr. Brown began his professional career as a certified public accountant with Arthur Andersen & Co. Subsequently, he worked for a subsidiary of The Penn Central Corporation as a financial analyst, and after graduating from law school, practiced corporate tax law at the firm of Morgan, Lewis & Bockius in Philadelphia. Mr. Brown has served on the board of directors of numerous privately-held and public companies, including several healthcare related companies such as Implex Corporation, Dorland Data Networks, Omega Health Systems, Air Medical Group Holdings, Comprehensive Addiction Programs, Inc., and York Risk Services Group, Inc. Mr. Brown holds an A.B. degree from Princeton University, an M.B.A. from the Wharton School of the University of Pennsylvania, and a J.D. from the Law School of the University of Pennsylvania.
Mr. Brown is qualified to serve on our Board because of his significant experience as a director of a number of companies in the healthcare sector.
Mr. Brown is the current Chair of the Board’s Compensation Committee and is a member of the Board’s Nominating and Corporate Governance Committee.
Thomas Haughey, 57, has served as a director since May 2018. Mr. Haughey held the role of General Counsel and Secretary at Par Pharmaceutical Companies, Inc. (“Par”) from 2003 through 2016. In addition to his role as General Counsel, he has held various additional executive roles at Par including President from 2011 to 2012 and, most recently, Chief Administrative Officer from 2012 to 2016. Prior to that, Mr. Haughey held positions at Schering-Plough Corporation, where he was Chief Counsel from 1998 to 2001 and Legal Director from 2001 to 2003. Previously, Mr. Haughey was an attorney at Cadwalader Wickersham & Taft and a certified public accountant at Arthur Anderson & Co. Since 2016, Mr. Haughey has been an adjunct professor at Passaic Community College. Mr. Haughey earned a B.S. in accounting at St. John’s University and a J.D. at the New York University School of Law.
Mr. Haughey is qualified to serve on our Board because of his experience in the pharmaceutical industry, as well as his legal, financial and accounting expertise.

Mr. Haughey is the current Chair of the Board’s Audit and Finance Committee and qualifies as an audit committee financial expert. He is also a member of the Board’s Nominating and Corporate Governance Committee.
Nikhil Lalwani, 43, has served as ANI’s President and Chief Executive Officer and as a member of ANI’s board since September 2020. Prior to joining ANI in September 2020, Mr. Lalwani was Chief Executive Officer of the India RX Business at Cipla Ltd. (NSE: CIPLA), a global pharmaceutical company, from April 2020 to August 2020, Chief Executive Officer of Cipla USA from April 2017 to April 2020, Chief Executive Officer of InvaGen, a subsidiary of Cipla Ltd., from April 2016 to April 2020, as well as other leadership roles at Cipla, including Head of US Strategy, M&A & Integration, and Head of Cipla’s Global Respiratory business. In these roles, Mr. Lalwani developed and executed multi-year strategic growth plans for key products and facilitated successful acquisitions as Cipla entered the specialty pharmaceutical space. Prior to Cipla, Mr. Lalwani was an Associate Partner with McKinsey & Company serving pharmaceutical and healthcare companies across the world, and an engineer with Medtronic. Mr. Lalwani holds a B.S. in Electrical Engineering from Georgia Institute of Technology and an M.B.A. from the Wharton School at the University of Pennsylvania.
Mr. Lalwani is qualified to serve on our Board based on his extensive experience as an executive in the pharmaceutical industry and his position as President and Chief Executive Officer of ANI. As a member of the executive team of the Company, Mr. Lalwani serves a vital function in the link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspective on the business.
David B. Nash, M.D., M.B.A, 65, has served as a director since May 2018. Dr. Nash is the founding dean emeritus of and the Grandon Professor of Health Policy at the Jefferson College of Population Health, located on the campus of Thomas Jefferson University in Philadelphia, Pennsylvania, having taken that position in 2008. Previously, Dr. Nash was the Chairman of the Department of Health Policy of the Jefferson Medical College from 2003 until 2008. From January 2010 to April 2019, Dr. Nash served on the board of directors of Humana Inc., a health insurance company. Dr. Nash currently serves on the following privately held boards: InfoMC, Best Value Care and Fox Rehabilitation. Dr. Nash is internationally recognized for his work in outcomes management, medical staff development and quality-of-care improvement; his publications have appeared in many articles in major journals. Dr. Nash received his B.A. in economics (Phi Beta Kappa) from Vassar College; his M.D. from the University of Rochester School of Medicine and Dentistry and his M.B.A. in Health Administration (with honors) from the Wharton School at the University of Pennsylvania.
Dr. Nash is qualified to serve on our Board based on his significant prior experience as an independent director and his significant experience in both the life science industry and in academia that enhance the Board’s perspective on the pharmaceutical industry.
Dr. Nash is the current Chair of the Board’s Nominating and Corporate Governance Committee and is a member of the Board’s Audit and Finance Committee.
Antonio R. Pera, 63, has served as a director since August 2020. Mr. Pera served as President of Par Pharmaceutical, the fifth-largest generic manufacturer in the United States, which is now part of Endo International, plc, from December 2013 until his retirement in August 2019. Prior to Par, Mr. Pera held leadership positions at AmerisourceBergen, American Pharmaceuticals Partners, Bedford Laboratories, a division of Ben Venue Laboratories, and Baxter Healthcare. His breadth of experience spans sales, marketing, supply chain operations, and licensing, and he has played a pivotal role in the successful growth and commercialization efforts at several successful pharma entities. Mr. Pera holds a B.S. in Business Administration from the University of Illinois at Urbana-Champaign and an M.B.A. from DePaul University.
Mr. Pera is qualified to serve on our Board based on his significant leadership experience and his knowledge of the pharmaceutical industry.
Mr. Pera is currently a member of the Board’s Compensation Committee.

Jeanne A. Thoma, 61, has served as a director August 2020. Since December 2020, Ms. Thoma has served as a director of Avid Bioservices, Inc. and Vectura Group plc. From January 2017 to October 2020, Ms. Thoma was the President and Chief Executive Officer of SPI Pharma Inc., a global pharmaceuticals ingredients company which manufactures actives, excipients, and drug delivery systems. From January 2015 to December 2016, Ms. Thoma worked as an independent consultant to technology and specialty chemicals companies. Previously, Ms. Thoma worked for Lonza AG, a Switzerland-based biotech company, where she held positions of increasing responsibility, including President and Chief Operating Officer of the Microbial Control Business Sector. Prior to joining Lonza in 2004, Ms. Thoma spent 14 years at BASF Corp. in the Pharma Solutions business where she held various leadership positions in Sales, Marketing and Operations. Ms. Thoma is a member of the Board of Advisors for the Drug Chemical and Associated Technologies Association. Ms. Thoma holds a B.S. from Montclair State University and an M.B.A. from Fairleigh Dickinson University.
Ms. Thoma is qualified to serve on our Board based on her extensive leadership experience in the pharmaceutical industry.
Ms. Thoma is currently a member of the Board’s Audit and Finance Committee.
Patrick D. Walsh, 60, has served as a director since May 2018 and has been Chairman of the Board since June 2020. He also served as interim Chief Executive Officer of ANI from May 2020 to September 2020. In March 2021, Mr. Walsh was appointed as Chairman and Chief Executive Officer of Alcami, a global pharmaceutical contract development and manufacturing organization. Mr. Walsh co-founded TriPharm Services, an injectable manufacturing business which was acquired by Alcami, and served as its Chief Executive Officer from May 2019 to April 2020. From 2015 to February 2019, Mr. Walsh was the Chief Executive Officer of Avista Pharma, a private equity-backed global provider of contract manufacturing, development and analytical testing services that was acquired by Cambrex. Mr. Walsh’s earlier career includes serving Chief Executive Officer of AAIPharma Services Corporation in Wilmington, North Carolina, a global provider of contract manufacturing services that was acquired in 2014, as Chief Executive Officer of Kadmus Pharma, which was acquired by Organon Pharma, and also serving as President and Chief Operating Officer and board member of publicly-traded Gensia-Sicor, which was acquired by Teva. Mr. Walsh currently serves as an independent board of director of Avid Bioservices (NASDAQ: CDMO), an independent director of Landec Corp (NASDAQ: LNDC), and an independent director of Industria Chemica Emiliano (I.C.E), a private-equity backed specialty chemical company based in Milan, Italy. Mr. Walsh is an Operating Partner (part-time) at healthcare private equity firm Ampersand Capital and is also Chairman and founder of Diligence Group LLC based in Durham, North Carolina. Mr. Walsh’s prior board of director experience includes serving as Chairman of private equity backed Brammer Bio, an independent director at private-equity backed Medpharm Ltd. and has previously served as a director in numerous biotechnology and healthcare organizations over the course of his 38-year career.
Mr. Walsh is qualified to serve on our Board because of his 30-plus years of experience at pharmaceutical manufacturing and development organizations and his significant prior experience as an independent director.
Mr. Walsh is currently a member of the Compensation Committee.
Vote Required; Recommendation of the Board
The election of each of the nominees for director requires that the number of votes cast by the holders of shares of the Company’s common stock and class C special stock present at the Virtual Annual Meeting in person (virtually) or by proxy and voting “For” a nominee must exceed the number of votes cast “against” the nominee. In the event that a nominee fails to receive an affirmative majority of the votes cast, the Board of Directors may require such nominee to tender his or her resignation, decrease the number of directors, fill the vacancy, or take any other appropriate action it deems to be in the best interest of the Company.
The Board recommends a vote “FOR” the election of each of the nominees for director.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines to assist our directors in the exercise of their duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which provide a framework within which the Board conducts its business, provide, among other things, that:
•
a majority of the members of the board of directors must be independent under applicable law, SEC regulations and Nasdaq listing standards;

•
the independent directors will meet regularly in executive session without non-independent directors;

•
directors are entitled to an adequate information flow from management and to direct access to the Company’s independent advisors;

•
in order to align the interests of stockholders and management, directors and executive officers are required to have a financial stake in ANI in accordance with stock ownership guidelines; and

•
the board of directors and its committees will conduct annual self-evaluations to assess their performance.

A copy of the Company’s Corporate Governance Guidelines and charters of the Audit and Finance Committee, Nominating and Corporate Governance Committee, and Compensation Committee can be found on the “Investors — Corporate Governance” section of the Company’s corporate website at www.anipharmaceuticals.com.
Director Independence
The Board has determined that all continuing directors and director nominees are “independent directors” under the Listing Rules of The Nasdaq Stock Market (the “Listing Rules”). The Listing Rules provide a non-exclusive list of persons who are not considered independent. For example, under these rules, a director who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company, other than prior employment as an interim chief executive officer, would not be considered independent. No director qualifies as independent unless the Board of Directors of the Company affirmatively determines that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. In making an affirmative determination that a director is an “independent director,” the Company’s Board reviews and discusses information provided by these individuals and by the Company with regard to each of their business and personal activities as they may relate to the Company and its management.
Board Leadership Structure
The Board believes that its stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, under the Company’s Corporate Governance Guidelines, the office of Chairman of the Board and Chief Executive Officer may or may not be held by the same person. Currently, the Chief Executive Officer is Nikhil Lalwani and the Chairman of the Board is Patrick Walsh. The Company currently does not have a lead independent director. The Board may in the future determine to appoint a member to act as lead independent director.
Risk Oversight
The Board is generally responsible for overseeing management of the various operational, financial, and legal risks faced by the Company. Particular risk management matters are brought to the Board by management in connection with the Board’s general oversight and approval of corporate matters. Our Board administers its risk oversight function as a whole and through its committees, as discussed below. The individual committees report to the full Board, including when a matter rises to the level of a material risk. The Company’s management is responsible for day-to-day risk management. This oversight includes identifying, evaluating and addressing potential risks that may exist at the strategic, financial, operational, compliance and reporting levels. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.
Committees of the Board
During 2020, the Board had three standing committees: the Audit and Finance Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. All of the members of the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent.
Our Audit and Finance Committee is responsible for overseeing our financial reporting process on behalf of our board of directors and reviewing with management and our auditors, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. Our Compensation Committee approves compensation of executive officers and all material compensation plans for the Company, reviews our compensation practices to ensure that they do not encourage excessive risk taking and provide appropriate incentives for meeting both short-term and long-term objectives and increasing shareholder value over time, and oversees human capital management. Our Nominating and Corporate Governance Committee oversees the Company’s risk management, other than with respect to the Company’s major financial risk exposures or risks related to our compensation programs and policies.
The Company’s Corporate Governance Guidelines provide that the Board may establish and maintain other committees from time to time, as it deems necessary and appropriate. The following table provides a summary of the membership of the Board and each of its standing committees as of April 26, 2021:
Director	Board	Audit and Finance Committee	Nominating and Corporate Governance Committee	Compensation Committee
Robert E. Brown, Jr.	X		X	Chair
Thomas Haughey	X	Chair	X
David B. Nash, M.D., M.B.A.	X	X	Chair
Antonio R. Pera	X			X
Jeanne A. Thoma	X	X
Patrick D. Walsh	Chair			X
Audit and Finance Committee
The primary responsibilities of the Company’s Audit and Finance Committee include:
•
Overseeing the Company’s accounting and financial reporting processes, systems of internal control over financial reporting, disclosure controls and procedures on behalf of the Company’s Board of Directors, and reporting the results or findings of its oversight activities to the Board;

•
Having sole authority to appoint, retain and oversee the work of the Company’s independent registered public accounting firm and establishing the compensation to be paid to the independent registered public accounting firm;

•
Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and/or auditing matters and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters;

•
Reviewing and pre-approving all audit services and permissible non-audit services to be performed for the Company by its independent registered public accounting firm as provided under the federal securities laws and rules and regulations of the SEC; and

•
Except for oversight risks assigned to other committees, overseeing the Company’s system to monitor and manage risk (including cybersecurity risks) and legal and ethical compliance programs, including the establishment and administration of (and including the grant of any waiver from) a written code of ethics applicable to each of the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Audit and Finance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.
Composition and Audit Committee Financial Expert.   The current members of the Company’s Audit and Finance Committee are Mr. Haughey, Dr. Nash and Ms. Thoma. Mr. Haughey is the Chair of the Audit and Finance Committee.
Each current member of the Audit and Finance Committee qualifies as “independent” for purposes of membership on audit committees pursuant to Nasdaq listing rules and the rules and regulations of the SEC and is financially literate under Nasdaq listing rules. In addition, the Company’s Board of Directors has determined that Mr. Haughey qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and that each of Mr. Haughey, Dr. Nash and Ms. Thoma meets the qualifications of “financial sophistication” under Nasdaq listing rules as a result of his or her prior experience. Stockholders should understand that these designations related to the Audit and Finance Committee members’ experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and Nasdaq and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit and Finance Committee or of the Company’s Board.
Compensation Committee
The primary responsibilities of the Company’s Compensation Committee include:
•
Reviewing and recommending to the Board the compensation of the CEO and, in consultation with the CEO, reviewing and approving the compensation of other executive officers;

•
Establishing annual and long-term performance goals and objectives for the CEO, and in consultation with the CEO, reviewing and establishing the annual and long-term performance goals and objectives for other executive officers;

•
Evaluating the performance of the CEO and, in consultation with the CEO, reviewing and evaluating the performance of other executive officers in light of the goals and objectives established for them;

•
Approving employment agreements, offers of employment and other elements of compensation and benefits provided to the CEO and other executive officers;

•
Periodically reviewing and discussing with the CEO and the Board the development and succession plans for senior management positions;

•
Administering the Company’s cash and equity-based incentive plans in which executive officers and directors participate, to the extent provided under those plans, and recommending to the Board improvements and changes to such plans and the adoption of new plans if shareholder approval if needed, when appropriate;

•
Overseeing the Company’s human capital management functions, including policies and strategies regarding recruitment, retention, career development, and progression, diversity and employment practices.

The Company’s Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.
Composition.   The current members of the Compensation Committee are Mr. Walsh, Mr. Brown and Mr. Pera. Mr. Brown serves as the Chair of the Compensation Committee.

Nominating and Corporate Governance Committee
The primary responsibilities of the Company’s Nominating and Corporate Governance Committee include:
•
Identifying individuals qualified to become members of the Company’s Board;

•
Recommending director nominees for each annual meeting of the Company’s Stockholders and director nominees to fill any vacancies that may occur between meetings of Stockholders;

•
Being aware of the best practices in corporate governance and developing and recommending to the Company’s Board a set of corporate governance standards to govern the Company and its management and employees in the conduct of the Company’s business and affairs; and

•
Developing and overseeing the annual board and board committee evaluation processes.

The Company’s Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.
The Company’s Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board for determination any specific minimum qualifications that must be met, any specific qualities or skills that are necessary for one or more of our Board members to possess, and the desired qualifications, expertise and characteristics of our Board members. All directors are encouraged to submit to the Company’s Nominating and Corporate Governance Committee the name of any person deemed qualified to serve on the Board, together with information on the candidate’s qualifications. The Nominating and Corporate Governance Committee also considers candidates recommended by the Company’s stockholders for election to the Board. The Nominating and Corporate Governance Committee will screen and submit to the full Board the names and biographical information of those persons considered by the Nominating and Corporate Governance Committee to be viable candidates for election as directors.
The Nominating and Corporate Governance Committee is committed to having diverse individuals from different backgrounds with varying perspectives, professional experience, education and skills serving as members of the Board, and believes that a diverse membership with a variety of perspectives and experiences is an important feature of a well-functioning board. In furtherance of this commitment, when considering candidates to fill an open seat on the Board, the Nominating and Corporate Governance Committee will require that the list of candidates to be considered by the Committee for nomination to the Board include candidates with diversity of race, ethnicity, and gender. Any third-party consultant asked to furnish an initial list of candidates will be required to include such diverse candidates.
There are no term limits and no fixed retirement age for directors. The Board does not believe that a fixed retirement age, or term limits, for directors are appropriate. While mandatory retirement and term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who over time have developed increasing insight into the Company and its operations and therefore provide an increasing contribution to the Board as a whole.
Under the Merger Agreement relating to the pending acquisition of Novitium, certain principal members of Novitium have the right to nominate an “eligible person” to serve on the Board if so long as certain ownership thresholds set forth in the Merger Agreement are satisfied. For this purpose, “eligible person” means Chad Gassert, Muthusamy Shanmugam or any other individual reasonably acceptable to the Board. Upon the closing of the Novitium acquisition discussed in Part I of this proxy statement, the Novitium nominee is expected to be appointed to the Board.
Composition.   The current members of the Company’s Nominating and Corporate Governance Committee are Dr. Nash, Mr. Brown and Mr. Haughey. Dr. Nash serves as the Chair of the Nominating and Corporate Governance Committee.
Meetings
During the year ended December 31, 2020, the Board held eight meetings, the Audit and Finance Committee held six meetings, the Compensation Committee held one meeting and the Nominating and

Corporate Governance Committee held one meeting. During the year, each member of the Board attended more than 75 percent of the aggregate number of meetings of the Board (held during the periods for which such member was a director) and the number of meetings held by all committees of the Board on which such director served. The Company encourages its directors to attend the Company’s Virtual Annual Meeting, if their schedules permit. At last year’s annual meeting, all of the Company’s then directors attended the annual meeting.
Code of Ethics
The Company has adopted a Code of Ethics that applies to all of the Company’s employees, officers and directors, including its CEO and CFO. The Company posts its Code of Ethics on its website at www.anipharmaceuticals.com. The Company intends to post on its website all disclosures required by Nasdaq listing rules concerning any amendments to, or waivers from, any provision of the Company’s Code of Ethics. No waivers from the Company’s Code of Ethics were requested or granted during fiscal year ended December 31, 2020.
The Sarbanes-Oxley Act of 2002 requires companies to have procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place and its Audit and Finance Committee is responsible for overseeing them.
Communications with the Board
Any Stockholder or other interested party who wishes to communicate directly with the Company’s Board of Directors should write to the Company’s Corporate Secretary, c/o ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, Minnesota 56623.
Relevant communications will be distributed to any specified director or all directors depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews, organizes and distributes such communications to the full Board, the independent directors or one or more directors, as appropriate.
Compensation of Directors
Annual Cash Compensation.   In 2020, the Company’s non-management directors received an annual cash retainer of $59,250. The Chair of the Board also received an additional annual retainer of $42,500. Chairs of the Audit and Finance, Compensation, and Nominating and Corporate Governance Committees received additional annual retainers of $25,000, $20,000 and $15,000, respectively. Members of Audit and Finance, Compensation, Nominating and Corporate Governance Committees (other than the Chair) received further annual retainers of $12,500, $10,000 and $7,500, respectively. Directors did not receive any meeting fees.
Annual Equity Awards.   In April 2020, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, approved equity grants to the incumbent non-management directors. For the 2020 fiscal year, each non-management director received 7,119 shares of restricted common stock. In addition, for his service as Chair of the Board, Patrick D. Walsh received an additional 2,136 shares of restricted common stock. The grants of restricted common stock to incumbent non-employee directors will vest on the first anniversary of the grant date.
New Director Awards.   In August 2020, the Board increased the size of the Board from four to six members and appointed Antonio Pera and Jeanne Thoma as directors of the Company. In connection with their appointment, Mr. Pera and Ms. Thoma each received the following equity awards: (i) 7,421 shares of restricted common stock and (ii) an option to purchase 16,024 shares of common stock. The new director awards will vest in two equal installments on the first and second anniversaries of each director’s appointment to the Board, subject to such director’s continued service as a director of the Company. These grants of restricted stock and stock options to our directors are noted in the table below.

The Company is also obligated to indemnify its directors against certain expenses in certain circumstances under Delaware law and pursuant to the Company’s governance documents. Non-management directors receive no other form of remuneration, perquisites or benefits but are reimbursed for their expenses in attending meetings.
In March 2021, the Nominating and Governance Committee engaged Pearl Meyer & Partners, LLC, an independent compensation consultant, to conduct an assessment of non-management director compensation. After a review of such assessment, the Board has adopted a new director compensation policy effective on the date immediately following the Annual Meeting that maintains the current cash compensation described above and will establish automatic equity grants for new directors and annual awards for continuing directors, but eliminates the additional equity award for the Chair of the Board.
The following table sets forth certain information with respect to the compensation paid or awarded by the Company to its non-management directors who served for some portion or all of the fiscal year ended December 31, 2020.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(3)(4)	Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)
Patrick D. Walsh(5)(6)	—	—	$—	$—	$—	$962,213
Robert E. Brown, Jr.(6)	$98,691	$336,088	$—	$—	$—	$434,779
Thomas J. Haughey	$93,368	$336,088	$—	$—	$—	$429,456
David B. Nash, M.D., M.B.A.(6)	$81,250	$336,088	$—	$—	$—	$417,338
Antonio R. Pera	$28,157	$230,051	$228,823	$—	$—	$487,031
Jeanne Thoma	$29,173	$230,051	$228,823	$—	$—	$488,047
Thomas A. Penn(6)	$41,625	$—	$—	$—	$—	$41,625

(1)
Non-management directors received an annual retainer fee plus any additional annual fees due for service on our committees or as our Chair of the Board in the amounts described above under “Annual Cash Compensation.”

(2)
The amounts shown in this column reflect the aggregate grant date fair value of the restricted stock awards calculated in accordance with FASB ASC Topic 718. See Note 10 to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for further information about the assumptions underlying the calculations made with respect to the restricted stock grants noted in this table.

(3)
Our non-management directors who served in 2020 held the following number of unexercised stock options and unvested shares of restricted stock as of December 31, 2020.

Name	Stock Options Outstanding	Unvested Shares of Restricted Stock
Patrick D. Walsh	4,634	9,255
Robert E. Brown, Jr.	14,802	7,119
Thomas J. Haughey	4,634	7,119
David B. Nash, M.D., M.B.A.	4,634	7,119
Antonio R. Pera	16,024	7,421
Jeanne Thoma	16,024	7,421
Thomas A. Penn	15,317	—

(4)
The amounts shown in this column reflect the aggregate grant-date fair value of the options calculated in accordance with FASB ASC Topic 718. See Note 10 to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for further information about the assumptions underlying the calculations made with respect to the option grants noted in this table.
(5)
Compensation earned by Mr. Walsh as Chair of the Board and as interim President and CEO in 2020 is provided in the Summary Compensation Table below.

(6)
Cash compensation payable to Mr. Brown and Mr. Penn for their services on the Board is remitted directly to their employer, MVP Management Company. Cash compensation payable to Dr. Nash for his services on the Board is remitted directly to his employer, Thomas Jefferson University. Cash compensation payable to Mr. Walsh for his services on the Board is remitted directly to Diligence Team, LLC.

Stock Ownership Guidelines
The Board believes that it is in the best interest of the Company and its stockholders to align the financial interests of Board members with those of the Company’s stockholders through ownership of Company stock. The Board believes that stock ownership demonstrates a commitment to, and belief in, the long-term profitability of the Company. The guidelines provide a minimum beneficial ownership of Company common stock equal to four times a director’s annual cash retainer for service as a Board member, excluding retainers for committee membership and chair position. Directors are required to achieve this ownership level within five years of first becoming subject to the guidelines.

EXECUTIVE OFFICERS
The Company’s current officers are the following:
Nikhil Lalwani, President and Chief Executive Officer. Please see “Proposal 1 ― Election of Directors” for Mr. Lalwani’s background and business experience.
Stephen P. Carey, 51, has been the Company’s Chief Financial Officer since May 2016, Vice President, Finance from May 2016 to December 2020, and Senior Vice President, Finance since December 2020. Since August 2018, Mr. Carey has also served as a member of the board of directors of ANI Canada, a subsidiary of the Company. From June 2007 to October 2015, Mr. Carey held various executive financial positions at Par Pharmaceutical Companies, Inc., including Senior Vice President, Controller and Principal Accounting Officer. Prior to that, Mr. Carey held various financial and accounting positions at Schering-Plough Corporation. Mr. Carey has over 25 years of experience as a financial executive, over 20 of which are in the pharmaceutical industry. Mr. Carey began his career at PricewaterhouseCoopers. Mr. Carey graduated from Montclair State University with a B.S. degree in Accounting.
Ori Gutwerg, 47, has been the Company’s Senior Vice President, Generics since February 2021. He has over 17 years of experience in the pharmaceutical industry. Prior to joining ANI, Mr. Gutwerg was Vice President, Head of US Generics Rx of Taro Pharmaceutical Industries Ltd. (“Taro”) from April 2019 to February 2021, where he was responsible for Taro’s US Generic Rx business, including developing and executing strategies to meet targets, promoting sales growth, and building the pipeline portfolio. Mr. Gutwerg has also held positions with Xiromed US from October 2014 to March 2019, Perrigo Pharmaceuticals from March 2005 to September 2014 and Agis Group from November 2003 to March 2005. Mr. Gutwerg holds a B.S. in Communications and Economics from the Tel Aviv College of Management, an M.B.A. from the Leon Recanati Graduate School of Business Administration, Tel Aviv University.
James G. Marken, 58, been the Company’s Senior Vice President, Operations and Product Development since June 2016. Mr. Marken joined ANI in May 2007 as General Manager of the Minnesota facilities and served as ANI’s Vice President, Operations from March 2009 until June 2016. As Senior Vice President, Operations and Product Development, Mr. Marken has been principally responsible for the following areas: manufacturing, packaging, engineering/maintenance, purchasing, warehousing and product development. Mr. Marken brings over 30 years of pharmaceutical industry experience to the Company. Prior to joining ANI in May 2007, he worked for Solvay Pharmaceuticals as plant manager and in various departments including quality control, validation and manufacturing. Mr. Marken holds a B.S. degree in Chemistry from Bemidji State University.
Christopher Mutz, 50, has been the Company’s Chief Commercial Officer & Head of Rare Diseases since February 2021. From May 2019 to January 2021, Mr. Mutz provided consulting services to pharma/biotech companies on pre-launch commercial strategy and life cycle management focused on rare diseases, and provided collaboration and consulting services to multiple early stage companies focused on rare diseases and oncology. Mr. Mutz has more than 25 years of experience in the pharmaceutical industry, including eight years at Alexion Pharmaceuticals and 10 years at Merck and Co. From November 2011 to April 2019, Mr. Mutz held various leadership positions in sales and marketing business units at Alexion and led U.S. commercial operations and strategy, which achieved two breakthroughs in ultra-rare enzyme replacement therapies, and led the strategy for the launch of SOLIRIS for the treatment of two rare diseases. While at Merck, from September 2001 to November 2011, Mr. Mutz held various marketing positions, including as leader of the oncology team at Merck’s China subsidiary to support marketed products, and was awarded the Merck Division Award for outstanding contribution, and as a Senior Director, U.S. Marketing of TEMODAR, a treatment for certain types of brain tumors. Mr. Mutz holds a B.A. in Biology from the University of Virginia and an M.B.A. from Cornell University.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis section, or CD&A, is designed to provide our stockholders with an explanation of our executive compensation philosophy and objectives, our 2020 executive compensation program and the compensation paid by the Company to the following named executive officers in 2020, referred to throughout this proxy statement as our NEOs:
•
Nikhil Lalwani, President and Chief Executive Officer (“CEO”)

•
Stephen P. Carey — Senior Vice President, Finance and Chief Financial Officer

•
James G. Marken — Senior Vice President, Operations and Product Development

•
Robert W. Schrepfer — Former Senior Vice President, New Business Development and Specialty Sales*

•
Patrick D. Walsh — Former Interim President and CEO

•
Arthur S. Przybyl — Former President and CEO

*
Mr. Schrepfer’s employment terminated on March 19, 2021.

2020 Overview
2020 Leadership Changes
On April 14, 2020, we announced that Arthur S. Przybyl would depart the Company as President and CEO effective May 10, 2020. On May 4, 2020, the Board appointed Patrick D. Walsh, who was Chairman of the Board of Directors of the Company (the “Board”) at that time, as interim President and CEO, effective May 11, 2020. After an extensive search and interviewing many candidates, we selected Nikhil Lalwani as our President and CEO in July and Mr. Walsh stepped down as interim President and CEO in September following the commencement of Mr. Lalwani’s employment with the Company on September 8, 2020.
2020 Financial Performance
The COVID-19 pandemic coupled with our executive leadership changes brought about new challenges for our business that we had to navigate in 2020. During 2020, and primarily during the second quarter, our overall expenses and brand pharmaceutical product markets and related revenue results were negatively impacted by the COVID-19 pandemic, mainly due to the effects of “shelter-in-place” orders, the postponement of medical visits and prohibition of elective medical procedures. We saw decreases in revenues of Ezetimibe Simvastatin, Erythromycin Ethylsuccinate, Esterified Estrogen with Methyltestosterone, Vancomycin Capsules, and Methazolamide, and lower unit sales of Inderal LA, Inderal XL and InnoPran XL, as well as a decrease in sales of Arimidex and Atacand. Despite these challenges, net revenues for generic pharmaceutical products were $147.3 million during the year ended December 31, 2020, an increase of 14.4% compared to $128.7 million for 2019. However, our operating expenses also increased about $34.3 million, primarily as a result of increased volumes during 2020, including a shift in product mix toward generic products, an increase related to sales of products subject to profit-sharing arrangements, increased freight charges and inventory reserve charges, termination benefit expenses related to the departure of our former President and CEO and recruitment and related legal charges associated with our CEO search.
Despite such challenges, we continued to execute on our core business strategy. In January 2020, we acquired the U.S. portfolio of 23 generic products, including 10 commercial products at the time of the acquisition, from Amerigen Pharmaceuticals, Ltd., and in 2020, we also launched 10 new products.

Looking Ahead
In the brief time since Mr. Lalwani joined us as our new President and CEO in September 2020, he has worked to understand our core strengths and the landscape of potential opportunities to develop a four-pronged strategy for delivering sustainable future growth:
•
Build a successful Cortrophin® franchise;

•
Strengthen the Generics business by enhancing development capabilities and increasing focus on niche opportunities;

•
Maximize the value from established brands through programmatic business development, innovative access and go-to-market strategies; and

•
Expand contract development and manufacturing business leveraging unique North American-based manufacturing capabilities.

Consistent with this strategy:
•
In February 2021, we announced the addition of three key pharmaceutical executives to our senior leadership team: Christopher K. Mutz as Chief Commercial Officer and Head of Rare Disease; Ori Gutwerg as Senior Vice President of Generics; and Davinder Singh as General Manager, Canadian Operations.

•
In March 2021, we signed a definitive agreement to acquire Novitium, a privately held New Jersey-based pharmaceutical company with development, manufacturing, and commercialization capabilities. The transaction is expected to close in the second half of 2021 following the requisite approvals, including obtaining the approval of ANI shareholders as required by Nasdaq rules and clearance under the Hart-Scott-Rodino Antitrust Improvements Act.

•
We have engaged with the U.S. Food and Drug Administration (“FDA”) to refine the regulatory path forward for Cortrophin® Gel. The Company currently expects to refile a robust package with the FDA in the second quarter of 2021, which will provide the best opportunity for acceptance, and ultimately, approval.

2020 Executive Compensation Overview
The major decisions made by our Compensation Committee and Board in 2020 with respect to executive compensation can be summarized as follows:
•
In January 2020, we entered into employment agreements with each of our executive officers at the time to provide for certain severance and change in control benefits in an effort to retain and incentive our executive team.

•
In connection with Mr. Przybyl’s departure, he received separation payments and benefits under his employment agreement and Mr. Walsh received certain additional compensation during his tenure as interim President and CEO.

•
In July 2020, we entered into an employment agreement with Mr. Lalwani, which was largely comprised of at-risk compensation and heavily weighted toward long-term equity incentives. Mr. Lalwani’s 2020 performance goals included presenting to the Board in 2020 a commercial go to market plan for Cortrophin® and a three-year strategic plan for the Company.

•
Each our NEOs, other than Mr. Przybyl and Mr. Lalwani, received equity grants as part of the annual review cycle.

•
After considering our overall financial performance against our operating plan goals, and our strategic achievements despite the challenges posed by the COVID-19 pandemic, our NEOs at the end of 2020 received 100% of their target bonuses.

•
Mr. Carey and Mr. Marken received an additional bonus in the amount of $100,000 and $60,000 respectively, based on their significant contributions in 2020.

Enhancing our Executive Compensation Governance Practices
Our Compensation Committee and Board are committed to enhancing compensation governance practices and have approved the following compensation practices and policies in furtherance of that commitment:
•
Moved from triannual to annual say-on-pay vote

•
Double trigger severance benefits for our new President and CEO

•
No golden parachute gross-up tax benefits for new executives

•
Adopted a more robust clawback policy applicable to all incentive compensation for our officers

•
Adopted enhanced stock ownership guidelines for directors and executives

•
Engaged a new independent compensation consultant

•
Amended and restated our Compensation Committee charter to authorize the committee to (i) approve executive compensation other than CEO compensation, rather than merely make recommendations to the Board and (ii) oversee human capital matters.

Listening to Stockholders
Our Compensation Committee and Board are very interested in the ideas and any concerns of our stockholders regarding executive compensation. An advisory vote on executive compensation was presented to our stockholders at last year’s Annual Meeting of Stockholders and was approved by 59% of votes cast by stockholders. In addition, management met with or spoke to institutional stockholders representing approximately 50% of outstanding shares. In response to these results and the feedback we received from stockholders, our Compensation Committee and Board made a number of changes to our compensation governance practices as noted above, including moving to an annual advisory vote on executive compensation, which is consistent with the preference indicated by 64% of the votes cast by stockholders at last year’s Annual Meeting of Stockholders.
Compensation Governance Highlights
What We Do:	What We Do Not Do:
We reward performance that meets our predetermined goals	Enter into employment agreements that provide for fixed terms or automatic compensation increases or equity grants
A significant portion of our CEO and NEOs’ compensation is performance-based or at-risk	Provide for excessive cash severance
We have implemented robust stock ownership guidelines for our executives – new in 2021	Provide new executives with golden parachute tax gross-ups – new in 2020
We have adopted a more robust “claw-back” policy that gives us discretion to require our NEOs to repay cash and/or equity compensation in the event of a restatement – refined in 2021	Permit repricing or cashing out underwater stock options without stockholder approval
We generally cap payouts under our plans to discourage inappropriate risk taking by our NEOs	Maintain any executive pension plans, or any retirement programs that are not generally available to all employees
We have double-trigger change in control provisions for our CEO – new in 2020	Payout of dividends and dividend equivalents on unvested equity awards

What We Do:	What We Do Not Do:
The Compensation Committee retains an independent compensation consultant – new consultant in 2021
We hold an annual advisory vote on executive compensation – new in 2021
We seek feedback on executive compensation through stockholder engagement – conducted in 2020
Our Compensation Philosophy and Objectives

Attract and retain
Offer a total compensation program that flexibly adapts to changing economic, regulatory and organizational conditions, and takes into consideration the compensation practices of peer companies.
Pay for performance Provide a significant portion of compensation through variable compensation that is at-risk and tied to our financial performance, strategic objectives or our stock price.
Align executive interests with our stockholders
A significant portion of total compensation is either earned based on our overall financial and operating performance or varies based on our stock price, which contributes to value creation for our stockholders.
2020 Executive Compensation
The following charts provide a breakdown of the cash and equity incentives as percentages of total compensation awarded to our permanent CEO (Mr. Lalwani) and our other NEOs in 2020, who served as executive officers through the end of 2020.1, 2

1
Excludes Mr. Walsh, who served as interim President and CEO during 2020 and Mr. Przybyl who departed as our President and CEO in May 2020.

2
Reflects salary rates and target incentive amounts, and not amounts actually earned or paid for 2020. Equity Incentive Award represents the grant date fair value of 2020 equity awards.

Elements of Compensation
The key components of our compensation program for our NEOs in 2020 is summarized in the table below. The Board and Compensation Committee considers each compensation component individually and all compensation components in the aggregate when making decisions regarding amounts that may be awarded under each compensation component.
Compensation Element	Form of Compensation	Guaranteed vs. At-Risk	Performance vs. Time-based
Base Salary	Cash	Guaranteed	N/A
Annual Incentive	Cash	At-Risk	Performance-based
Long-term Incentive	Options	At-Risk	Performance-based
	Restricted Stock	At-Risk	Time-based
Termination, Change in Control, and Retirement Benefits	Cash/Equity/Other	N/A	N/A
Executive Compensation Decisions Related to Executive Team Changes
2020 Interim President and CEO Compensation
In connection with Patrick D. Walsh’s appointment as interim President and CEO and to compensate him equitably for the increased level of responsibilities required for such role, the Company agreed to pay Mr. Walsh an annual base salary of $630,000. Additionally, Mr. Walsh received 7,050 shares of restricted stock which would vest on the earlier of the one-year anniversary of the date of grant and the date Mr. Walsh’s service as interim President and Chief Executive Officer terminates. Mr. Walsh did not receive any bonus opportunity to avoid creating incentive conflict issues when he returned to his role as a non-employee director.
Employment Agreement with New President and CEO
On July 24, 2020, we entered into an employment agreement with Nikhil Lalwani, who succeeded Mr. Walsh as President and CEO, which provides for an annual base salary of $700,000 and a target annual cash bonus opportunity of 90% of his annual base salary, which was prorated in his first year of service.
In addition, pursuant to the employment agreement, the Company granted Mr. Lalwani one-time employment inducement awards with an aggregate grant date fair value of $3.5 million, 75% of which was in the form of an option to purchase shares of the Company’s common stock and 25% of which was in the form of restricted stock, in each case, vesting in equal annual installments on the anniversary of his commencement date over four years and subject to continued employment with the Company on the applicable date of vesting.
Mr. Lalwani’s employment agreement also provides for severance benefits. See “Payments upon Termination or Change in Control — Separation Arrangements — Nikhil Lalwani.”
The rationale for each of Mr. Lalwani’s compensation elements and how each element aligns with our compensation philosophy is summarized in the table below.

Compensation Element	Description	Philosophy/Rationale
Base Salary	$700,000	Attract and retain
Annual Cash Incentive	90% of base salary	Pay for performance; reward achievement; align interests with stockholders; attract and retain
2020 Equity Incentives
179,643 stock-options with an intended target value of $2,625,000 with a four-year service requirement
28,508 shares of time-based restricted stock with an intended target value of $875,000 with a four-year service requirement

Pay for performance as stock options only have value if our stock price increases; align interests with stockholders; attract and retain
Align interests with stockholders (value of restricted stock tied to stock price); attract and retain

Severance Benefits	Cash severance and equity vesting benefits in the event of termination without cause or resignation for good reason, conditioned on a release of claims against the Company and compliance with certain post-termination restrictive covenants including non-competition and non-solicitation	Attract and retain; align interests with stockholders
Analysis of Compensation Components
Base Salary
2020 BASE SALARY
Philosophy	Considerations
Attract and retain. Provide fixed compensation to attract and retain key executives
Salary reviewed and set annually
The factors used to determine base salaries, included scope of responsibilities, individual and company performance (for current executives), retention, date of last increase (for current executives), equity ownership, internal equity, our 2020 peer group data and the recommendations of our CEO (other than with respect to his own compensation)

The following table summarizes the annual base salary rates of our NEOs in 2020 compared to 2019 that were approved by our Board based on the recommendations of our Compensation Committee.
Name	2020 Base Salary	2019 Base Salary
Nikhil Lalwani	$700,000(1)	N/A
Stephen P. Carey	$481,300(2)	$458,400
James G. Marken	$432,500(2)	$412,000
Robert W. Schrepfer	$481,300(2)	$458,400
Patrick D. Walsh	$630,000(1)	N/A
Arthur S. Przybyl(3)	$781,500	$781,500

(1)
Mr. Lalwani and Mr. Walsh were not employed by us in 2019 and Mr. Walsh who served as Interim President and CEO during 2020 ceased to receive a salary once he stepped down from such position when Mr. Lalwani was appointed President and CEO.

(2)
Mr. Carey, Mr. Marken and Mr. Schrepfer received a salary increase, primarily because of market competitiveness and retention considerations in the light of the executive transition.

(3)
Mr. Przybyl’s employment terminated in May 2020.

2020 Cash Incentives
2020 ANNUAL CASH INCENTIVE AWARDS
Philosophy	Target Amount Considerations	Award Design Considerations
Pay for Performance: Establish appropriate short-term performance conditions that the Compensation Committee believes will drive our future growth and profitability	Factors used to determine target amounts included: role, scope of responsibilities, individual and company performance (for current executives), current salary (for current executives), equity ownership, internal equity, our 2020 peer group data and the recommendations of our CEO (other than with respect to his own compensation)	Amount earned is determined by reference to achievement against the Company’s 2020 financial plan and strategic initiatives
Reward Achievement: Reward achievement of short-term perf ormance conditions		No minimum guaranteed payout; bonuses are approved by the Board at the recommendation of the Compensation Committee
Align the interests of executives with those of our stockholders: Bonus payout tied to Company performance consistent with 2020 financial plan		The Board has discretion to award bonuses beyond the target to reward extraordinary performance upon recommendation by the Compensation Committee
Attract and Retain Executives: Offer market competitive incentive opportunities
In April 2020, based on the recommendation of the Compensation Committee, the Board approved the annual bonus targets and 2020 bonus program, pursuant to which designated executive officers are eligible to earn a target incentive bonus for 2020. For 2020, bonuses were earned based on achievement against the Company’s 2020 financial plan certain strategic initiatives as outlined below in more detail. In the case of Mr. Lalwani, his target incentive bonus was also earned based on his development of a commercial go-to-market plan for Cortrophin® and a three-year strategic plan for the Company.
Each NEO’s 2020 target cash incentive amount was a predetermined amount that was intended to provide a competitive level of compensation. The following table summarizes each NEO’s target cash incentive opportunity.
Name(1)	Base Salary	Target Incentive Opportunity (% of Salary)	Cash Target Bonus Opportunity ($)
Nikhil Lalwani	$700,000	90%	$210,000(2)
Stephen P. Carey	$481,300	60%(3)	$288,792
James G. Marken	$432,500	50%(4)	$216,300
Robert W. Schrepfer	$481,300	60%(3)	$288,792

(1)
Mr. Walsh and Mr. Przybyl did not participate in the 2020 bonus plan.

(2)
Mr. Lalwani’s annual bonus opportunity was pro-rated based on the amount of time he was employed during 2020.

(3)
Mr. Carey and Mr. Schrepfer annual bonus opportunity increased from 50% based on prior performance and market competitiveness.

(4)
Mr. Marken’s annual bonus opportunity increased from 45% based on prior performance and market competitiveness.

For 2020, the Company’s 2020 financial plan and overall performance against this plan are set forth below:
	Actual	Plan	Variance
	2020	2020	vs. Plan
Net Revenues	$208,475,243	$217,422,157	-4%
Gross Profit(A)	126,757,462	140,706,793	-10%
Gross Margin	61%	65%
SG&A(B)	48,801,625	49,381,358	-1%
% of Revenues	23%	23%
R&D(C)	10,889,116	11,769,426	-7%
% of Revenues	5%	5%
Cortrophin PL Inv.	11,262,948	11,480,000	-2%
% of Revenues	5%	5%
Adjusted EBITDA(D)	67,119,426	80,809,785	-17%
% of Revenues	32%	37%
Adjusted EPS(E)	$3.50	$4.52	-22%

(A)
Excluding stock-based compensation, excess of fair value over cost of acquired inventory, and certain asset impairments as presented on Appendix A.

(B)
Excluding stock-based compensation, CEO transition items, and portion of cortrophin team restructuring as presented on Appendix A.

(C)
Excluding stock-based compensation, acquired IPR&D expense, portion of cortrophin team restructuring, and portion of changes related to market exits as presented on Appendix A.

(D)
Adjusted EPS is a non-GAAP financial measure. See Appendix B for a reconciliation of adjusted EPS to the most directly comparable GAAP measure.

(E)
Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

In evaluating the Company’s performance against the Company’s 2020 financial plan, the Compensation Committee and the Board considered the significant progress that the Company had made in the fourth quarter, in particular, (i) the fact that the Company’s fourth quarter revenue exceeded estimates by 9%, third quarter revenue by 8% and the prior year’s fourth quarter revenue by 19%; (ii) the Company’s gross-profit in the fourth quarter was aligned with estimates, and third quarter and prior year gross-profits for the fourth quarter; and (iii) fourth quarter EBITDA exceeded estimates by 11% and third quarter EBITDA by 1%.
The Compensation Committee and the Board also considered the following 2020 performance highlights:
•
Limited supply-disruptions through Covid-19

•
Defining and executing clear pathway to re-filing Cortrophin®

•
Designing holistic commercial approach and building commercial organization for Cortrophin®

•
Successfully integrating and over-delivering against plan for Amerigen acquisition

•
Strengthening ANI Gx pipeline with first-ever PIV filing & several injectables filings lined up

•
Laying the foundation for delivering the anticipated Novitium acquisition and the Pharmderm acquisition

•
Maintaining strong manufacturing practice track record across Baudette and Oakville sites

•
Building a transparent, collaborative, purposeful team with high performance-orientation

•
Achieved leading market share on 7 of top 10 molecules

•
Launched Potassium Citrate, SMX-TMP, Memantine, PEG 3350, ACA Tablets & MAS Capsules (Baudette) and launched first pipeline product from Mexiletine (Oakville)

•
Increased output of Oakville by 20% over 2019

•
Established a development and commercialization relationship with Pharmaceutics International Inc. for three injectable abbreviated new drug application products

•
Managed challenging cash flow position throughout 2020 while also paying down 50% of the revolver draw related to Amerigen impact in the first quarter of 2020

In addition, in the case of Mr. Lalwani, the Compensation Committee and the Board considered his commercial go-to-market plan for Cortrophin® and a three-year strategic plan, which is summarized above in the section entitled “Looking Ahead.”
After careful consideration of the Compensation Committee’s recommendations, the Board approved 2020 actual cash incentive payments at the target level and approved special performance bonuses for Mr. Carey and Mr. Marken, based on their individual contributions and performance in 2020. In approving the special performance bonuses, the Compensation Committee and Board considered their resilient leadership and significant incremental effort and commitment exhibited despite challenging circumstances and particularly in light of the limited number of executives in the Company.
In approving the special performance bonus for Mr. Carey, the Compensation Committee and Board considered the resilient leadership and unwavering commitment exhibited by Mr. Carey during the two CEO transitions that took place in 2020 and the COVID-19 pandemic. Mr. Carey guided the senior team during the COVID-19 pandemic and assumed numerous additional roles and responsibilities during the CEO transition periods, including as the principal management representative to the Board, significant additional work with external counsel and advisors, the onboarding of new executive officers, and recruitment of Mr. Lalwani and two new Board members. In approving the special performance bonus for Mr. Marken, the Compensation Committee and Board considered the additional work performed by Mr. Marken in successfully integrating ANI’s largest acquisition to date, Amerigen, and in ensuring minimal supply disruptions from across our Operations during the COVID-19 pandemic, while also retaining his current responsibilities and leadership for the production, engineering and logistics functions for the Company’s manufacturing facilities in Baudette and Oakville.
The actual cash incentive awards earned by our NEOs are set forth below.
Name	Cash Target Bonus Opportunity ($)	Actual Cash Incentive Payout (%)	Actual Cash Incentive Payout ($)	Special Bonus Payout
Nikhil Lalwani(1)	$210,000	100%	$210,000	N/A
Stephen P. Carey	$288,792	100%	$288,792	$100,000
James G. Marken	$216,300	100%	$216,300	$60,000
Robert W. Schrepfer	$288,792	100%	$288,792	N/A

(1)
Mr. Lalwani’s bonus was pro-rated for 2020 under the terms of his employment agreement.

2020 Equity Awards
In furtherance of our pay for performance philosophy and culture, we grant equity awards to our NEOs on an annual basis. In April 2020, as part of the annual review cycle, our Board, based on the recommendations of our Compensation Committee, determined to grant 100% of each NEO’s target annual equity award value in the form of restricted stock. Such decision was intended to help retain and incentivize our NEOs since the value of the awards will be delivered to our NEOs over a four-year period, subject to continued service with us, and such awards become more valuable as our stock price increases, which benefits all stockholders.
In 2020, we also made grants outside of the annual grant cycle in connection with Mr. Walsh’s service as interim President and CEO and the hiring of Mr. Lalwani as discussed above.
ANNUAL TIME-BASED GRANTS
Philosophy	Considerations for Grant	Vesting Provisions

•
Attract and Retain Executives:
Promote retention of our executives through long-term service vesting period

•
Align Interests with Stockholders:
Align the interests of executives with those of stockholders by issuing equity awards for which the value is correlated to our stock price

•
Factors used to determine the size of grants included: (i) the responsibilities, past performance, and anticipated future contributions of the NEO; (ii) the competitiveness of NEO’s overall compensation package with reference to peer group practices; (iii) the NEO’s existing equity holdings; (iv) the extent to which these holdings are vested; (v) the recommendations of our interim CEO; and (vi) our “burn rate” relative to our industry burn rate guidelines, per certain stockholder and proxy advisor methodology

•
Long-term incentive program design of peer group

•
Balancing retention while maintaining alignment to stock price and stockholder interests

•
Annual four-year vesting to encourage long-term retention

• Awards vest in four equal installments on each anniversary of the grant date based on continued employment
In April 2020, our NEOs, who were serving as executive officers or employed by us at the time (other than our interim President and CEO and our former CEO President Mr. Przybyl), received a time-based restricted stock grant, which will vest over four years in equal annual installments.
The following table summarizes the target number and value of restricted stock granted to our NEOs in 2020:
Name	Target Shares (#)	Fair Market Value at Grant ($)
Stephen P. Carey	39,767	$1,877,400
James G. Marken	24,548	$1,158,911
Robert W. Schrepfer(1)	39,767	$1,877,400

(1)
75% of Mr. Schrepfer’s restricted stock was forfeited for no consideration upon his termination of employment.

Termination and Change of Control Benefits
The following table provides information regarding the termination and change in control provisions in the employment agreements that we have entered into with certain of our NEOs, which include the agreements that we entered into with our NEOs who are currently serving as executive officers and our current President and CEO. For information regarding the change in control benefits under our Sixth Amended and Restated 2008 Equity Incentive Plan, please refer to the section of this Proxy Statement titled “Potential Payments upon Termination or Change of Control.”
Termination and Change in Control Protections in Employment Agreements
Philosophy	Considerations/Terms

Attract and Retain Executives:
•
Intended to ease an NEO’s transition due to an unexpected employment termination or retirement

•
Retain and encourage our NEOs to remain focused on our business and the interests of our stockholders when considering strategic alternatives

Align Interests with Stockholders:   Mitigate any potential employer liability and avoid future disputes or litigation

The employment of our NEOs is “at will,” meaning we can terminate them at any time and they can terminate their employment with us at any time
Arrangements should be designed to: (i) provide reasonable compensation to executive officers who leave our company under certain circumstances to facilitate their transition to new employment and (ii) require a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits
“Double-trigger” provisions in employment agreements preserve morale and productivity, and encourage executive retention in the event of a change in control
These provisions are considered a typical component of a competitive executive compensation program for executives among our 2020 peer group While Mr. Carey and Mr. Marken’s employment agreements contain certain golden parachute tax gross-up benefits, this practice was eliminated for new executive officers, including Mr. Lalwani.

Separation Agreement with Arthur S. Przybyl
In April 2020, we announced that Mr. Przybyl would depart as President and CEO, effective May 10, 2020. Mr. Przybyl’s departure constituted a termination without cause under his employment agreement, and he received the separation payments and benefits under his employment agreement in respect of a termination without cause.
Separation Agreement with Robert W. Schrepfer
In February 2021, Mr. Schrepfer gave notice of his resignation. In connection with his resignation, the Company and Mr. Schrepfer entered into a Transition Services and Separation Agreement, which provides that Mr. Schrepfer’s employment would terminate on the earlier of the date the Company terminates his employment with or without cause or March 19, 2021. Mr. Schrepfer provided transition services to fully support the Company’s transition and integration plans with respect to the Company and its employees until his departure on March 19, 2021.
Mr. Schrepfer continued to receive his base salary based on his current annual rate during the transition period and remained eligible to participate in the employee benefit plans offered by the Company. In addition, in consideration for releases of claims and subject to the terms of the Agreement, Mr. Schrepfer remained eligible to earn an annual bonus for 2020 of $288,780 and received accelerated vesting of his outstanding stock awards that would have vested had he remained with the Company through April 10, 2021. Mr. Schrepfer’s Transition Services and Separation Agreement also contained customary restrictive covenants and a release of claims against the Company.
For additional information about these severance arrangements and the severance and change of control arrangements of our other NEOs, please refer to the section of this Proxy Statement titled “Payments upon Termination or Change in Control.”
Other Executive Benefits and Perquisites
During 2020, we provided the following benefits to our NEOs on the same basis as our other eligible employees:
•
health insurance;

•
vacation, personal holidays and sick days;

•
short-term and long-term disability insurance; and

•
a 401(k) retirement plan.

We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.
We also provide our executives with Company-paid life insurance premiums for those executives that elected them.
In addition to these Company-wide benefits, our former CEO, Mr. Przybyl received a Company-paid automobile allowance, as we believed it allowed him to concentrate on his responsibilities and our future success. This benefit ceased upon his termination of employment.
Key Compensation and Governance Policies
Policy	Considerations	Material Features
Stock Ownership Guidelines – new in 2021	Promote stock ownership in the company More closely align the interests of our NEOs with those of our stockholders
4x base salary for CEO
1x base salary for all other executive officers
5 years from executive officer designation to comply
Includes shares owned directly, full value equity awards which have vested, and shares owned indirectly if the executive officer has an economic interest (including shares held by the executive’s spouse, dependent children and/or certain trusts)

Clawback Policy – refined in 2021	Permit us to recoup cash and equity awards in the event of a restatement that was caused by fraud or gross negligence	Applies to all executive officers (as defined in Rule 16a-1 under the Exchange Act) Applies to all incentive compensation (including cash and equity awards that are performance-based)

Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Compensation Committee and Board consider the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee and Board retain the discretion to award compensation that is not deductible as they believe that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.
Executive Compensation Process
General Approach
The Board approved all executive compensation decisions in 2020 based on the recommendations of the Compensation Committee.
The Compensation Committee considers a variety of factors when evaluating executive officer pay levels, including: tenure, experience, institutional knowledge, retention risk, marketability, replacement cost, leadership skills, job and company performance, regulatory considerations, shareholder feedback, and the recommendations of our CEO (other than with respect to his own compensation). In addition, the Compensation Committee utilizes competitive market data as a reference point and not as a determinative factor for structuring and determining the amount of compensation to be awarded to our executive officers.
From time to time, special business conditions may warrant additional compensation, such as sign-on bonuses, or equity awards in connection with promotions, or in recognition of significant accomplishments or in light of retention concerns or internal equity issues. In these situations, we consider our business needs and the potential costs and benefits of special rewards.
Compensation Committee Decision Process
The Compensation Committee typically reviews executive officer compensation, including base salary, short-term incentives and long-term incentives, in the first half of each fiscal year, to understand competitive market compensation levels and practices based on the most recently completed year. In connection with this review, the Compensation Committee considers any input it may receive from our CEO in evaluating the performance of each executive officer other our CEO and makes recommendations to the Board regarding each executive officer’s target total direct compensation for the current year based on this review and the other factors described above. With respect to our CEO, the Compensation Committee reviews and discusses the Board’s evaluation of our CEO and makes recommendations to the Board regarding his target total direct compensation for the current year based on this review and the other factors described above.
Role of Compensation Consultant
The Compensation Committee generally retains an independent compensation consultant on a biennial basis to help understand competitive compensation levels and incentive designs. The independent compensation consultant is solely hired by, and reports directly to, the Compensation Committee. The Compensation Committee has sole authority to retain and terminate the independent compensation consultant. At the Compensation Committee’s discretion, the independent compensation consultant:
•
attends Compensation Committee meetings;

•
assists the Compensation Committee in determining peer companies and evaluating compensation proposals;

•
assists with the design of incentive compensation programs; and

•
conducts compensation-related research.

In 2019, the Compensation Committee retained Radford to help select an appropriate peer group for executive compensation benchmarking purposes, review our executive compensation programs, assist the

Compensation Committee in designing our executive compensation program, and provide the Compensation Committee with information regarding executive compensation trends. Radford does not provide any other services to the Company. In addition, the Company conducted a review of the Committee’s relationship with its compensation consultant and did not identify any conflicts of interest. The Compensation Committee determined that the 2019 compensation information provided by Radford was relevant in making 2020 compensation decisions, and did not engage an independent compensation consultant for 2020.
Fiscal 2020 Peer Group
The following outlines the 15 peer group companies which were used to inform 2020 compensation decisions.
2020 Peer Group
Acorda Therapeutics	Collegium Pharmaceutical	Spectrum Pharmaceuticals
Akorn Pharmaceuticals	Eagle Pharmaceuticals	Supernus Pharmaceuticals
AMAG Pharmaceuticals	Lannett Company	Therapeutics MD
Amphastar Pharmaceuticals	Ligand Pharmaceuticals	Vanda Pharmaceuticals
Assertio Therapeutics	Momenta Pharmaceuticals
In addition, in 2019, Radford also compared the Company’s executive compensation program with the Radford Global Life Sciences Survey (which provides data concerning cash and long-term compensation paid to executives in the life sciences industry). The Radford Global Life Sciences Survey reviews 14 public biopharmaceutical companies with net revenue between $75 million to $900 million, and market capitalization under $1.9 billion. Radford blended equally a subset of the 15 peer companies with the Radford Global Life Sciences Survey, and assessed each component of the Company’s executive compensation program —  base salary, annual bonus, total short term incentives (base salary plus annual bonus), long-term equity awards, and total compensation. Such assessment was also used to inform 2020 compensation decisions.
Compensation Risk Assessment
The Compensation Committee has assessed our compensation philosophy and objectives, and forms of compensation and benefits for all employees, including executives, and has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company.
The Compensation Committee believes that the design and objectives of our executive compensation program provide an appropriate balance of incentives for our NEOs, thereby discouraging them from taking inappropriate risks. Among other things, our executive compensation program includes the following design features:
•
A balanced mix of cash and equity; as well as appropriately balanced fixed (base salary) and variable compensation (cash incentives and equity-based awards)

•
A mix of short-term and long-term incentives, with short-term incentives currently representing a significantly lower proportion of the total mix

•
Cash and equity incentives solely based on achieving company performance objectives and subject to our “claw-back” right under certain circumstances

•
Stock ownership guidelines which align the interests of our executive officers with those of our stockholders

•
General alignment with prevalent low-risk pay practice

Compensation Committee Report
The information contained in the following report of the Company’s Compensation Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into the Company’s annual report on Form 10-K for the year ended December 31, 2020.
Submitted by the Compensation Committee
Robert E. Brown, Jr., Chair
Antonio Pera
Patrick D. Walsh
Compensation Committee Interlocks and Insider Participation
In 2020, the members of our Compensation Committee were Robert E. Brown, Jr., Chair, Antonio Pera and Patrick D. Walsh. None of the members of our Compensation Committee in 2020 was at any time during 2020 or at any other time an officer or employee of the Company or any of its subsidiaries, other than Mr. Walsh who served as interim CEO from May 2020 until September 2020 (and who did not serve on the Compensation Committee during this time), and none had or have any relationships with the Company that are required to be disclosed under Item 404 of Regulation S-K. None of the Company’s executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2020.

Summary Compensation Table
The following table sets forth information with respect to the compensation earned or awarded by the Company to its named executive officers (“NEOs”) for each of the last three or fewer fiscal years in which they were a NEO.
Name and Principal Position(1)	Year	Salary(2)	Bonus(3)	Stock Awards(4)	Option Awards(5)	Non-Equity Incentive Plan Compensation	All Other Compensation(6)	Total
Nikhil Lalwani	2020	$199,231	$210,000	$826,732	$2,479,073	$—	$—	$3,715,036
President and Chief Executive
Officer
Stephen P. Carey	2020	$474,271	$388,792	$1,877,400	$—	$—	$14,114	$2,754,577
Senior Vice President, Finance and	2019	$456,877	$252,120	$826,622	$610,092	$—	$10,681	$2,156,392
Chief Financial Officer	2018	$431,157	$240,300	$456,480	$301,344	$—	$9,469	$1,438,750
James G. Marken	2020	$426,267	$276,300	$1,158,911	$—	$—	$13,057	$1,874,535
Senior Vice President,	2019	$410,637	$185,400	$454,639	$335,542	$—	$12,548	$1,398,766
Operations and Product	2018	$387,695	$192,000	$251,064	$166,367	$—	$12,463	$1,009,589
Development
Robert W. Schrepfer	2020	$474,273	$288,792	$1,877,400	$—	$—	$18,498	$2,658,963
Former Senior Vice President,	2019	$456,877	$252,120	$826,622	$610,092	$—	$15,264	$2,160,975
New Business Development	2018	$431,159	$240,300	$456,480	$301,344	$—	$14,873	$1,444,156
and Specialty Sales
Patrick D. Walsh(7)	2020	$282,760	$—	$679,308	$—	$—	$145	$962,213
Former Interim President and
Chief Executive Officer
Arthur S. Przybyl	2020	$332,847	$—	$—	$—	$—	$524,967	$857,814
Former President and Chief	2019	$776,767	$703,350	$2,475,019	$1,826,793	$—	$33,831	$5,815,760
Executive Officer	2018	$726,925	$675,000	$1,660,446	$1,104,928	$—	$30,634	$4,197,933

(1)
Mr. Przybyl departed as our President and CEO effective May 10, 2020 and Mr. Walsh served as interim President and CEO from May 11, 2020 until September 8, 2020 when Mr. Lalwani commenced his employment as our new President and CEO. Mr. Schrepfer resigned from his position effective March 19, 2021.

(2)
For fiscal years 2018 and 2019, this column represents base salary earned. For fiscal year 2020, this column represents (i) the directors fees of Mr. Walsh, (ii) the base salary of all our NEOs, including the amounts paid to Mr. Walsh as interim President and CEO, and (iii) accrued and unused vacation paid to Mr. Przybyl in connection with his termination of employment as set forth in the table below.

Name	Base Salary*($)	Directors Fees ($)	Payout of Accrued and Unused Vacation ($)
Nikhil Lalwani	$199,231	—	—
Stephen P. Carey	$474,271	—	—
James G. Marken	$426,267	—	—
Robert W. Schrepfer	$474,273	—	—
Patrick D. Walsh	$208,386	$74,374	—
Arthur S. Przybyl	$279,493	—	$53,354

*
Amount reflects pro-rated base salaries for Mr. Lalwani from September 8, 2020 through December 31, 2020 and Mr. Przybyl from January 1, 2020 through May 10, 2020.

(3)
Represents the earned cash incentive opportunity paid in recognition of performance in the fiscal years ended December 31, 2020, 2019 and 2018.

(4)
Amounts reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718 granted during the applicable period, as discussed in Note 10 of our notes to consolidated financial statements contained in our annual report on Form 10-K for the year ended December 31, 2020. The grant date fair value of each award is measured based on the closing price of the Company’s common stock on the date of grant.

(5)
The amount in this column represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of awards of stock options granted during the applicable period, as discussed in Note 10 of our notes to consolidated financial statements contained in our annual report on Form 10-K for the year ended December 31, 2020. The grant date fair value of the options was determined using the Black-Scholes option pricing model based on the fair market value on the date of grant.

(6)
Represents (i) the prorated car allowance to which Mr. Przybyl was entitled under his employment agreement, (ii) 401(k) matching contributions by the Company, (iii) Company reimbursement of term life insurance policies pursuant to the NEOs’ employment agreements, and (iv) cash severance paid to Mr. Przybyl (as further described in “Payments upon Termination or Change of Control” below) in the following amounts:

Name	Car Allowance	401(k) Contribution	Life Insurance Reimbursement	Cash Severance
Nikhil Lalwani	—	—	—	—
Stephen P. Carey	—	$14,114	—	—
James G. Marken	—	$13,057	—	—
Robert W. Schrepfer	—	$15,683	$2,815	—
Patrick D. Walsh	—	$145	—	—
Arthur S. Przybyl	$4,231	$26,000	—	$494,736

(7)
Mr. Walsh’s values reflect his compensation both as Chair of the Board and as interim President and CEO. The compensation earned for each position in 2020 is set forth below.

Position	Fees ($)	Salary ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Board of Directors	$74,374	—	$436,929	—	$511,303
Interim President and CEO	—	$208,386	$242,379	$145	$450,910

Grants of Plan-Based Awards
The following table sets forth information regarding each grant of an award made to each named executive officer for the fiscal year ended December 31, 2020.
Name	Approval Date or Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Nikhil Lalwani	9/08/2020	—	179,643(4)	$29.00	$2,479,073
	9/08/2020	28,508(1)	—	—	$826,732
Stephen P. Carey	4/10/2020	39,767(1)	—	—	$1,877,400
James G. Marken	4/10/2020	24,548(1)	—	—	$1,158,911
Robert W. Schrepfer	4/10/2020	39,767(1)	—	—	$1,877,400
Patrick D. Walsh	4/10/2020	9,255(2)			$436,929
	5/11/2020	7,050(3)			$242,379

(1)
Represent restricted stock awards, which vest in four equal annual installments on the first four anniversaries of their grant dates. For additional detail on the grant date fair value, see footnote 4 to the Summary Compensation Table above.

(2)
Represents a restricted stock award granted under the terms of the 2020 director compensation policy, which vests on the first anniversary of the grant date. For additional detail on the grant date fair value, see footnote 4 to the Summary Compensation Table above.

(3)
Represents a restricted stock award that would have vested on the first anniversary of the grant date, but was subject to certain accelerated vesting provisions, which was granted in connection with Mr. Walsh’s service as interim President and CEO. For additional detail regarding the vesting terms of this award, see “2020 Interim President and CEO Compensation” in the Compensation Discussion and Analysis above. For additional detail on the grant date fair value, see footnote 4 to the Summary Compensation Table above.

(4)
Represents an inducement stock option which vests in four equal installments over the first four anniversaries of the date of grant. For additional detail regarding the terms of this award, see “Employment Agreement with New President and CEO” in the Compensation Discussion and Analysis above. For additional detail on the grant date fair value, see footnote 5 to the Summary Compensation Table above.

Option Exercises and Stock Vested Table
The following table sets forth information regarding the vesting and exercise of stock awards and stock options during the fiscal year ended December 31, 2020 for each named executive officer on an aggregated basis.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Acquired on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Nikhil Lalwani	—	—	—	—
Stephen P. Carey	—	—	6,768	$271,415
James G. Marken	—	—	4,187	$169,701
Robert W. Schrepfer	—	—	7,956	$323,603
Patrick D. Walsh	—	—	9,941	$309,641
Arthur S. Przybyl	—	—	75,668	$2,623,321

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding each unexercised stock option or unvested stock awards held by our NEOs as of December 31, 2020.
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Nikhil Lalwani	9/8/2020	—	179,643(1)	—	$29.00	9/7/2030	—	—
	9/8/2020	—	—	—	—	—	28,508(2)	$827,872
Stephen P. Carey	5/6/2016	50,000	—	—	$46.49	5/5/2026	—	—
	3/31/2017	9,937	3,313(3)	—	$49.51	3/30/2027	—	—
	4/6/2018	4,800	4,800(3)	—	$57.06	4/5/2028	—	—
	3/28/2019	3,766	11,298(3)	—	$66.39	3/27/2029	—	—
	3/31/2017	—	—	—	—	—	1,657(2)	$48,119
	4/6/2018	—	—	—	—	—	4,000(2)	$116,160
	3/28/2019	—	—	—	—	—	9,339(2)	$271,205
	4/10/2020	—	—	—	—	—	39,767(2)	$1,154,834
James G. Marken	4/1/2014	42	—	—	$33.00	3/31/2024	—	—
	4/1/2014	1,625	—		$33.00	3/31/2024
	4/16/2015	3,000	—	—	$68.71	4/15/2025	—	—
	4/7/2016	3,750	—	—	$40.59	4/6/2026	—	—
	3/31/2017	5,437	1,813(3)	—	$49.51	3/30/2027	—	—
	4/6/2018	2,650	2,650(3)	—	$57.06	4/5/2028	—	—
	3/28/2019	2,071	6,214(3)	—	$66.39	3/27/2029	—	—
	3/31/2017	—	—	—	—	—	907(2)	$26,339
	4/6/2018	—	—	—	—	—	2,200(2)	$63,888
	3/28/2019	—	—	—	—	—	5,136(2)	$149,149
	4/10/2020	—	—	—	—	—	24,548(2)	$712,874
Robert Schrepfer	4/1/2014	3,846	—	—	$33.00	3/31/2024	—	—
	8/20/2014	608	—	—	$28.76	8/19/2024	—	—
	4/16/2015	6,000	—	—	$68.71	4/15/2025	—	—
	4/7/2016	9,500	—	—	$40.59	4/6/2026	—	—
	3/31/2017	9,937	3,313(3)	—	$49.51	3/30/2027	—	—
	4/6/2018	4,800	4,800(3)	—	$57.06	4/5/2028	—	—
	3/28/2019	3,766	11,298(3)	—	$66.39	3/27/2029	—	—
	3/31/2017	—	—	—	—	—	1,657(2)	$48,119
	4/6/2018	—	—	—	—	—	4,000(2)	$116,160
	3/28/2019	—	—	—	—	—	9,339(2)	$271,205
	4/10/2020	—	—	—	—	—	39,767(2)	$1,154,834
Patrick D. Walsh	6/6/2018	2,225	—	—	$65.86	6/5/2028	—	—
	3/28/2019	2,409	—	—	$66.39	3/27/2029	—	—
	4/10/2020	—	—	—	—	—	9,255(4)	$268,765
Arthur S. Przybyl(5)	4/16/2015	30,000	—	—	$68.71	4/15/2025	—	—
	4/7/2016	18,750	—	—	$40.59	4/6/2026	—	—
	3/31/2017	35,625	—	—	$49.51	3/30/2027	—	—
	4/6/2018	35,200	—	—	$57.06	4/5/2028	—	—
	3/28/2019	45,106	—	—	$66.39	3/27/2029	—	—

(1)
Represents inducement stock options that will vest in four equal installments on the first four anniversaries of the grant date.

(2)
Represent awards of restricted stock that vest in four equal installments on the first four anniversaries of the grant date. The market value of the restricted stock is calculated by multiplying the number of shares by $29.04, the closing market price of the Company’s common stock on December 31, 2020, the last trading day of 2020. Pursuant to his Transition and Separation Agreement, Mr. Schrepfer’s awards of restricted stock ceased vesting on April 10, 2021 and the unvested shares subject to his restricted stock awards were forfeited.

(3)
Represents stock options, which vest in four equal installments on the first four anniversaries of the grant date. Pursuant to his Transition and Separation Agreement, Mr. Schrepfer’s stock options ceased vesting on April 10, 2021 and his unvested options were forfeited.

(4)
Represents an award of restricted stock granted under the terms of our 2020 director compensation policy, which will vest on the first anniversary of the grant date.

(5)
Pursuant to his general release of all claims and his employment agreement, Mr. Przybyl’s outstanding equity awards vested in full upon his May 10, 2020 departure from the Company and his stock options will remain exercisable until their applicable expiration dates.

Payments upon Termination or Change in Control
Separation Arrangements
Current NEOs
All continuing NEOs are employed at will and may be terminated at any time, with or without formal cause. In addition, all continuing NEOs, upon the termination of their employment for any reason other than termination by us for “good cause” (as defined in the respective employment agreements), will be entitled to receive the incentive bonus otherwise earned based upon actual performance and payable to the NEO for the fiscal year ending immediately prior to the NEO’s termination date.
Nikhil Lalwani
In August 2020, we entered into an employment agreement with Mr. Lalwani, our new President and CEO, that provides for certain severance benefits. Under his employment agreement, in the event Mr. Lalwani’s employment is terminated by us “without good cause” or by Mr. Lalwani for “good reason” (in each case, as defined in his employment agreement), Mr. Lalwani will be entitled, subject to his execution and non-revocation of a release of claims in our favor, to the following: (i) continued payment of his current annual base salary for 24 months following the termination date, (ii) reimbursement of COBRA premiums for COBRA coverage for 18 months following the termination date based on the portion of the monthly premium costs covered by the Company for group coverage in effect as of the termination date, (iii) if such termination occurs after June 30th in any calendar year, a pro-rated bonus for the year of termination, (iv) a lump sum cash payment equal to his annual maximum bonus amount which will be payable on each of the next two anniversaries of his termination date, and (v) all of his options and any unvested restricted stock will vest with respect to that number of shares that would have vested during the 24 months after his termination had he remained employed by the Company during such period, and vested options will remain exercisable for up to 18 months following his termination date.
If Mr. Lalwani’s employment is terminated by the Company for any reason other than for “good cause” or if he resigns for “good reason” in connection with or within 24 months following a “change in control” (as described and defined in his employment agreement, the “CIC Period”), he will be entitled, subject to his execution and non-revocation of a release of claims in our favor, to the following: (i) continued payment of his current annual base salary for 36 months following the later of either the termination date or the date on which the change of control occurs (the “CIC Severance Period”), (ii) reimbursement of COBRA premiums for COBRA coverage during the CIC Severance Period based on the portion of the monthly premium costs covered by the Company for group coverage in effect as of the termination date, (iii) a lump sum cash payment equal to the pro-rated portion of the maximum target bonus amount for that year, (iv) lump sum cash payments equal to his maximum target bonus which will be payable on each of the next three anniversaries of his termination date, (v) outplacement services worth in value up to $10,000 and (vi) all of his options to purchase Company common stock and any unvested restricted stock will vest in their entirety and vested options will remain exercisable through their applicable expiration dates.
Mr. Lalwani’s employment agreement also provides that if the compensation and benefits payable to him are subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), such payments will be reduced to the extent necessary to provide Mr. Lalwani the greatest after-tax benefit.
Stephen P. Carey and James G. Marken
Under each of their respective employment agreements, if Mr. Carey’s or Mr. Marken’s employment is terminated by the Company “without good cause” or by the applicable NEO for “good reason” (as such terms are defined in their employment agreements), the applicable NEO will be entitled to (i) his base salary for a period of 12 months from the date of his termination, (ii) reimbursements equal to the portion of the monthly health premiums paid by the Company on his behalf and that of his eligible dependents immediately preceding the date that his employment terminates until the earlier of (a) 12 months following the date of termination and (b) that date that the NEO and his eligible dependents become ineligible for COBRA coverage, (iii) if the termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated maximum target bonus for the fiscal year during which the NEO is terminated, (iv) a lump sum cash payment equal to his annual maximum bonus amount, payable on the first payroll date following the first anniversary of his date of termination and (v) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by the NEO that are not fully vested at the time of termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.
In addition, Mr. Carey and Mr. Marken’s employment agreements each provide that if the applicable NEO’s employment is terminated in connection with or within 24 months following a “change in control” (as described and defined in their employment agreements, within the “CIC Period”), he will be entitled to receive (i) his base salary for 24 months, (ii) a lump sum cash payment equal to the pro-rated annual maximum bonus for the fiscal year during which he is terminated, (iii) lump sum cash payments equal to the NEO’s target annual bonus payable on the first payroll date following each of the next two anniversaries of his date of termination, (iv) reimbursements equal to the portion of the monthly health premiums paid by the Company on his and his eligible dependents behalf immediately preceding the date that his employment terminates until the earlier of (a) 24 months following the date of termination and (b) that date that the applicable NEO and his eligible dependents become ineligible for COBRA coverage, (v) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by the NEO that are not fully vested at the time of the termination will immediately accelerate and vest in full, (vi) outplacement services worth in value up to $10,000, and (vii) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Code.
Former NEOs
Robert W. Schrepfer
Mr. Schrepfer’s employment agreement entitled him to the same severance benefits as Mr. Carey and Mr. Marken as described above. Under the terms of Mr. Schrepfer’s transition and separation agreement with the Company, in exchange for a release of claims in our favor, Mr. Schrepfer was entitled to (i) vest in his Company equity awards as if he had continued in employment with the Company until April 10, 2021 and (ii) payment of his 2020 annual cash bonus at the target amount of $288,780. As his resignation did not constitute a resignation for good reason, Mr. Schrepfer was not entitled to further payments or benefits. Due to his March 19, 2021 departure, Mr. Schrepfer forfeited all of his unvested equity awards.
Patrick D. Walsh
Pursuant to the terms of his restricted stock award agreement, upon Mr. Walsh’s termination of services as our interim President and CEO, Mr. Walsh received full accelerated vesting of the 7,050 shares of restricted stock he was granted as part of his interim President and CEO compensation package. Mr. Walsh continues to serve as the Chair of our Board.

Arthur S. Przybyl
Because Mr. Przybyl’s May 10, 2020 departure constituted a termination of his service by the Company “without good cause” (as defined in his employment agreement), pursuant to his employment agreement, Mr. Przybyl was entitled to (i) $1,563,000, equal to two years of his base salary, payable in equal installments over the 24 months from the date of his termination, (ii) reimbursements of $1,973.25 per month in health care premiums for up to 18 months, (iii) lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next two anniversaries of his termination date and (iv) full accelerated vesting of all options to purchase common stock and restricted stock awards, with the options remaining exercisable through their applicable expiration dates. Due to his departure, Mr. Przybyl forfeited his 2020 annual cash bonus.
Change in Control
Under the Company’s Sixth Amended and Restated 2008 Stock Incentive Plan (the “Stock Plan”), awards granted under the Stock Plan or subject to the terms of the Stock Plan will vest in full in the event of a “change in control” of the Company (as defined in the Stock Plan), unless the Compensation Committee provides otherwise. Mr. Lalwani’s stock option and restricted stock award agreements, however, provide that his stock awards will only vest in connection with a qualifying termination that occurs in connection with a change in control as provided for in his employment agreement.
Potential Payments Upon Termination or Change in Control
The following table summarizes the approximate value of the benefits that would be received in connection with the qualifying terminations of Messrs. Lalwani, Carey, Marken and Schrepfer had each been terminated on December 31, 2020, the last business day of 2020 upon each of their (i) resignations without good cause, (ii) terminations by the Company without good cause or resignations for good reason not in connection with a change in control of the Company (a “Qualifying Termination”), or (iii) terminations by the Company without good cause or resignations for good reason in connection with a change in control of the Company (within the “CIC Period”)
It also summarizes the values of benefits that were received in connection with Mr. Przybyl and Mr. Walsh’s terminations of service (for Mr. Walsh with regard to his position as interim President and CEO) on their respective termination dates. The value of Messrs. Lalwani, Carey, Marken and Schrepfer’s accelerated vesting benefits are based upon the closing price per share of our common stock of $29.04 on December 31, 2020.
The value of Mr. Przybyl’s accelerated vesting benefits are based on the closing price per share of our common stock of $31.15 on May 19, 2020, the date his shares accelerated pursuant to his employment and release agreements. The value of Mr. Walsh’s accelerated vesting benefits is based on the closing price per share of our common stock of $29.15 on September 7, 2020 with regard to his May 11, 2020 restricted stock award.
The following table also summarizes the approximate value of accelerated vesting of their equity awards that each NEO would receive upon a change in control of the Company not in connection with their termination of employment had such change in control occurred on December 31, 2020 based upon the closing price per share of our common stock of $29.04 on December 31, 2020.

Name	Base Salary Continuation	Cash Bonus(1)	Acceleration Of Unvested Stock Option Awards(2)	Acceleration Of Unvested Restricted Stock	COBRA Premiums(3)	Tax Gross Up	Outplacement Services	Total
Nikhil Lalwani(3)
Without Good Cause	—	$630,000	—	—	—	—	—	$630,000
Qualifying Termination	$1,400,000	$1,890,000	$3,593	$413,936	$45,000	—	—	$3,752,529
Qualifying Termination Within CIC Period	$2,100,000	$2,520,000	$7,186	$827,872	$90,000	—	$10,000	$5,555,058
Change in Control	—	—	—	—	—	—	—	—
Stephen P. Carey
Without Good Cause	—	$288,780	—	—	—	—	—	$288,780
Qualifying Termination	$481,300	$577,560	—	$1,590,318	$30,000	—	—	$2,679,178
Qualifying Termination Within CIC Period	$962,600	$866,340	—	$1,590,318	$60,000	$874,137	$10,000	$4,363,395
Change in Control	—	—	—	$1,590,318	—	—	—	$1,590,318
James G. Marken
Without Good Cause	—	$216,250	—	—	—	—	—	$216,250
Qualifying Termination	$432,500	$432,500	—	$952,251	$30,000	—	—	$1,847,251
Qualifying Termination Within CIC Period	$865,000	$648,750	—	$952,251	$60,000	—	$10,000	$2,536,001
Change in Control	—	—	—	$952,251	—	—	—	$952,251
Robert W. Schrepfer
Without Good Cause	—	$288,780	—	—	—	—	—	$288,780
Qualifying Termination	$481,300	$577,560	—	$1,590,318	$30,000	—	—	$2,679,178
Qualifying Termination Within CIC Period	$962,600	$866,340	—	$1,590,318	$60,000	—	$10,000	$3,489,258
Change in Control	—	—	—	$1,590,318	—	—	—	$1,590,318
Patrick D. Walsh
Actual Termination	—	—	—	$205,508	—	—	—	$205,508
Change in Control				$268,765				$268,765
Arthur S. Przybyl
Actual Termination	$1,563,000	$1,406,700	—	$1,509,155	$35,519	—	—	$4,514,374

(1)
Assumes 100% of 2020 target amounts is maximum bonus amount for 2020 and that actual performance was at 100% of target amounts.

(2)
The value for stock option awards is calculated by multiplying the number of unvested shares that would be subject to an acceleration of vesting by the difference between the closing price per share of our common stock of $29.04 on December 31, 2020 and the exercise price of the applicable stock option. Other than for Mr. Lalwani, because the exercise price of each NEO’s unvested options on December 31, 2020 was greater than $29.04, the value of the accelerated vesting of their options is zero.

(3)
For Messrs. Lalwani, Carey, Marken and Schrepfer, the COBRA premium reimbursement cost is estimated at $2,500 per month.

(4)
Amounts for Mr. Lalwani based on annualized base salary and bonus amounts and not pro-rated actual 2020 amounts.

Indemnification Agreements
The Company has entered into agreements with all of its directors and officers under which the Company is required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of the Company’s directors or officers. The Company will be obligated to pay these amounts only if the director or officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company. With respect to any criminal proceeding, the Company will be obligated to pay these amounts only if the director or officer had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.
CEO Pay Ratio
We believe our executive compensation program should be internally consistent and equitable to motivate our employees to create stockholder value. The Compensation Committee monitors the relationship between the compensation of our executive officers and our non-executive employees; however, the Compensation Committee does not view this ratio as a meaningful tool in evaluating the appropriateness of the CEO’s compensation, both on an internal and external basis.
Pursuant to SEC rules adopted according to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our principal executive officer to our median employee’s annual total compensation. Our current principal executive officer is Nikhil Lalwani, President and Chief Executive Officer.
As of December 31, 2020, the ratio of our current CEO’s Total Compensation (on an annualized basis) to the median employee’s Total Compensation is as follows:
Median Employee Total Compensation	$50,403
CEO’s Total Compensation	$4,635,805(1)
Ratio of CEO to Median Employee Compensation	92.0 to 1

(1)
Mr. Lalwani’s prorated base salary and bonus were annualized for this purpose as provided for under the SEC rules.

We determined our median employee for CEO Pay Ratio purposes in 2020 by preparing a ranked list of our entire employee population other than the CEO, all of whom are located within the United States and Canada, as of December 24, 2020, based on our payroll records by using the Medicare taxable wages for employees in the United States and the equivalent gross wages for employees in Canada. This list includes 371 employees, including approximately 7% of our total employees that were employed for only a partial year. For purposes of identifying the median employee, we did not annualize the compensation of partial year employees. As of December 24, 2020, we identified our median employee, and we calculated the median employee’s total compensation in the same manner as the “Total Compensation” shown for our CEO in the Summary Compensation Table. The pay ratio disclosed is a reasonable estimate calculated in a manner consistent and in compliance with the SEC CEO Pay Ratio disclosure rules. Although we identified a new median employee for our 2020 CEO Pay Ratio disclosure, in the future, we may choose to identify the median employee only once every three years if there has not been a change in its employee population or employee compensation arrangements that we reasonably believe would result in a significant change in the pay ratio disclosure, in accordance with the SEC’s rules.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2020 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(1) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders	1,107,484(2)	$53.06	1,259,895(3)
Equity Compensation Plans Not Approved by Security Holders	179,643(4)	$29.00
Total	1,287,127	$48.44	1,259,895

(1)
The weighted average exercise price does not take into account the shares issuable upon the vesting of the outstanding restricted stock awards, which have no exercise price.

(2)
Consists of shares underlying stock options and restricted stock awards granted under our Sixth Amended and Restated 2008 Stock Incentive Plan (the “Stock Plan”).

(3)
Includes 1,060,118 shares available for future issuance under the Stock Plan. Also includes 199,777 shares available for future issuance under the Company’s 2016 Employee Stock Purchase Plan.

(4)
Consists of shares underlying stock options granted outside of our Stock Plan to Mr. Lalwani pursuant to an inducement award on September 8, 2020. This award will vest in four equal installments on the first four anniversaries of the grant date.

PROPOSAL 2
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and corresponding proxy rules under the Exchange Act, the Company is presenting its Stockholders with an advisory (non-binding) vote on the executive compensation programs as described in this proxy statement for the Company’s named executive officers (sometimes referred to as “Say on Pay”).
The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s named executive officers as described in the section entitled “Executive Compensation,” the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. Please read the Executive Compensation section starting on page 66 of this proxy statement for a discussion about the Company’s executive compensation programs, including information about compensation of the Company’s named executive officers for the fiscal year ended December 31, 2020.
The advisory vote on executive compensation is not a vote on the Company’s general compensation policies, the compensation of the Company’s Board, or the Company’s compensation policies as they may relate to risk management. The Dodd-Frank Act requires that the Company hold the advisory vote on executive compensation at least once every three years. In 2020, the Board confirmed that it will seek a stockholder advisory vote on executive compensation on an annual basis.
The Compensation Committee of the Board oversees and administers the Company’s executive compensation program, including the determination and implementation of the Company’s compensation philosophy, policies, and objectives. The Compensation Committee has designed the executive compensation program to align executive compensation with the achievement of the Company’s business goals and strategies, both short- and long-term. The Compensation Committee also seeks to provide executive compensation at levels that will allow the Company to continue to be able to attract and retain the best possible executive candidates, including those who may be employed at or regularly travel to the Company’s Baudette, Minnesota manufacturing facilities.
The Company believes that the most significant components of its executive compensation program reflect sound governance practices and are consistent with industry standards. The Board believes that executive compensation is appropriately allocated between base salary and short- and long-term equity compensation opportunities so as to encourage strong short- and long-term performance, create clear alignment with stockholders and discourage excessive risk-taking. Accordingly, we are asking Stockholders to vote for the following resolution:
“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement, including the Compensation, Discussion and Analysis, compensation tables and narrative discussion.”
The vote solicited by this Proposal 2 is advisory, and therefore is not binding on the Company, the Company’s Board or the Company’s Compensation Committee. The outcome of the vote will not require the Company, the Company’s Board or the Company’s Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board.
The Company’s Board and Compensation Committee each values the opinions of the Company’s stockholders and, to the extent there is any significant advisory vote against the executive compensation as disclosed in this proxy statement, the Company will consider its Stockholders’ view and evaluate what actions, if any, may be appropriate.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by stockholders present, in person (virtually) or by proxy, and entitled to vote at the Virtual Annual Meeting, is required for advisory approval of this Proposal 2.
The Board unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Selection of Independent Registered Public Accounting Firm
The Audit and Finance Committee of the Company’s Board has selected EisnerAmper LLP (“EisnerAmper”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021. EisnerAmper has acted as the Company’s independent registered public accounting firm since June 2013.
Although it is not required to do so, the Audit and Finance Committee of the Company’s Board wishes to submit the selection of EisnerAmper to the Company’s Stockholders for ratification. If the Company’s Stockholders do not ratify the selection of EisnerAmper, the Audit and Finance Committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the selection is ratified by the Company’s Stockholders, the Audit and Finance Committee may, at its discretion, change the selection at any time during the year, if it determines that such a change would be in the best interests of the Company and its Stockholders.
A representative of EisnerAmper is expected to be present at the Virtual Annual Meeting and will be given the opportunity to make a statement if EisnerAmper so desires and to respond to appropriate questions.
Audit, Audit-Related, Tax and Other Fees
The table below presents fees billed to the Company for professional services rendered by EisnerAmper and its affiliates for the years ended December 31, 2019 and December 31, 2020.
	December 31, 2019	December 31, 2020
Audit Fees(1)	$472,810	$563,470
Audit-Related Fees	—	—
Tax Fees	—	—
Other Fees	—	—
Total	$472,810	$563,470

(1)
Audit fees consisted of the audit of the Company’s annual financial statements, reviews of financial statements included in the Company’s quarterly reports on Form 10-Q, services provided in connection with the Company’s statutory and regulatory filings, including the review of registration statements and the issuance of consents, and services provided in connection with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002.

Pre-Approval Policies and Procedures
The Audit and Finance Committee of the Company’s Board has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by the Company’s independent auditor to the Company, are pre-approved by the Audit and Finance Committee. All services rendered by EisnerAmper to the Company during the fiscal year ended December 31, 2020 were permissible under applicable laws and regulations, and all such services provided by EisnerAmper to the Company were approved in advance by the Audit and Finance Committee in accordance with the rules adopted by the SEC.
Audit and Finance Committee Report
The Audit and Finance Committee oversees ANI’s accounting and financial reporting processes and the audit of ANI’s annual financial statements. ANI’s management has the primary responsibility for the financial statements, the reporting process, and maintaining ANI’s system of internal control over financial reporting. EisnerAmper was engaged to perform an independent audit of ANI’s financial statements and to express an opinion on the conformity of those financial statements to generally accepted accounting principles in the United States.
In this context, the Audit and Finance Committee has reviewed and discussed ANI’s audited financial statements prepared for inclusion in ANI’s annual report on Form 10-K for the year ended December 31, 2020 with ANI’s management. The Audit and Finance Committee has also discussed with EisnerAmper the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit and Finance Committee has received from EisnerAmper the written disclosures and letter required by applicable rules of the PCAOB regarding EisnerAmper’s communications with the Audit and Finance Committee concerning independence and has discussed with EisnerAmper its independence from the Company and management. Based on these reviews and discussions described above, the Audit and Finance Committee recommended to the Board, and the Board has approved, the inclusion of ANI’s audited financial statements for the year ended December 31, 2020 in ANI’s annual report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.
Submitted by the Audit and Finance Committee
Thomas Haughey, Chair
David B. Nash, M.D., M.B.A.
Jeanne A. Thoma
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by Stockholders present, in person (virtually) or by proxy, and entitled to vote at the Virtual Annual Meeting, is required to ratify the selection of the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
The Board unanimously recommends a vote “FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

PROPOSAL 4
THE SHARE ISSUANCE PROPOSAL
Overview
A portion of the consideration to be paid to the Novitium Members in connection with the Acquisition of Novitium will consist of 2,466,667 shares of our common stock to be issued without any general solicitation or advertising to a limited number of Novitium Members, in a transaction not involving a public offering effected in reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof, as set forth in and pursuant to the terms of the Merger Agreement. The shares of common stock to be issued to the Novitium Members will be restricted securities bearing transfer restrictions, and the Novitium Members will have acquired such securities for their own respective accounts without a view to resell or distribute them.
In connection with the Merger, the Company entered into the Investment Agreement with Ampersand, who is an accredited investor (as defined by Rule 501 of Regulation D under the Securities Act), pursuant to which the Company intends to issue 25,000 shares of Series A Convertible Preferred Stock at $10,000 per share in a transaction not involving a public offering effected in reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof, for gross proceeds to the Company of $25,000,000. The shares of Series A Convertible Preferred Stock to be issued to Ampersand may be converted to shares of our common stock, for up to a maximum of approximately 736,811 shares depending on the price of our common stock over a specified period of time.
The terms of the Merger Agreement are complex and only briefly summarized above. For further information, please see the full text of the Merger Agreement, which is attached as Annex A hereto and the full text of the Investment Agreement, which is attached as Annex B hereto. The discussion herein is qualified in its entirety by reference to such documents.
Why the Company Needs Stockholder Approval
We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(a) and (d). Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of common stock or other securities convertible into or exercisable for common stock, in connection with the acquisition of the stock or assets of another company, if such securities are not issued in a public offering and (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such securities. Collectively, the Company may issue 20% or more of our common stock or securities representing 20% or more of the voting power, in each case outstanding before such issuance, pursuant to the issuance of common stock in connection with the Merger Agreement and the issuance of Series A Convertible Preferred Stock, which is convertible into shares of common stock, in connection with the Investment Agreement.
Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.
Effect of Proposal on Current Stockholders
If the Share Issuance Proposal is approved, (a) 2,466,667 shares of our common stock will be issued in connection pursuant to the terms of the Merger Agreement, and (b) 25,000 shares of Series A Convertible Preferred Stock will be issued pursuant to the terms of the Investment Agreement, which are convertible to a maximum of approximately 736,811 shares of our common stock. Collectively, these issuances, on an as converted to common stock basis, represent approximately 25% of the issued and outstanding shares of our common stock and approximately 25% of our outstanding voting power. The issuances of such shares would result in significant dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.
Potential Effects if the Share Issuance Proposal is Not Approved
If the Share Issuance Proposal is not approved by our stockholders, we will only be permitted to: (i) issue shares of our common stock in connection with the proposed acquisition of Novitium that, in the aggregate, equal 19.9% of the total number of shares of common stock outstanding prior to such issuances or (ii) issue shares of our common stock at a discount in an offering that, in the aggregate, equal 19.9% of the total number of shares of our common stock outstanding prior to such issuances. Accordingly, we would be required to explore alternative arrangements to meet our obligations under the Merger Agreement, which may not be available under terms acceptable to us or at all. If we are unable to obtain stockholder approval of this proposal by the deadline set forth in the Merger Agreement, we or Novitium can elect to terminate the Merger Agreement and we may be obligated to pay reasonable and documented out-of-pocket expenses incurred by Novitium up to a capped amount. Your approval of the Share Issuance Proposal will assist us in meeting our obligations under the Merger Agreement.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by stockholders present, in person (virtually) or by proxy, and entitled to vote at the Virtual Annual Meeting, is required for approval of this Proposal 4.
The Board unanimously recommends that you vote “FOR” the approval of the Share Issuance Proposal.

OWNERSHIP OF THE COMPANY’S SECURITIES
Security Ownership of Certain Beneficial Owners and Management
The following tables set forth information as of April 26, 2021 with respect to the beneficial ownership of each class of the Company’s capital stock for:
•
Each person known to the Company to beneficially own more than five percent of any class of the Company’s voting securities;

•
Each of the Company’s directors;

•
Each of the Company’s named executive officers; and

•
All of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
The number of shares beneficially owned by a person includes shares subject to options and warrants held by that person that are currently exercisable or that become exercisable within 60 days of April 26, 2021. Percentage calculations are based on 12,729,072 shares of the Company’s common stock outstanding as of April 26, 2021 and 10,864 shares of class C special stock outstanding as of such date. Unless otherwise indicated in the notes below, the address for each of the Stockholders in the table below is c/o ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, Minnesota 56623.
Security Ownership of Certain Beneficial Owners
The following table sets forth, as of April 26, 2021, the name, address and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of shares of the Company’s common stock or class C special stock:
	Common Stock		Class C Special Stock
Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock (%)	Shares of Class C Special Stock Beneficially Owned	Percentage of Outstanding Class C Special Stock (%)
Meridian Venture Partners II, L.P.(2)	2,219,259	17.9%	—	—
Black Rock, Inc.(3)	1,589,228	12.9%	—	—
Louis W. Sullivan, M.D. (4)	—	—	2,777	25.6%
Hans Michael Jebsen(5)	—	—	2,777	25.6%
Angela Ho(6)	—	—	2,777	25.6%
Marcus Jebsen(7)	—	—	1,388	12.8%

(1)
Beneficial ownership is determined in accordance with rules of the SEC, and includes generally voting power and/or investment power with respect to securities. Shares of common stock and class C special stock subject to options or warrants currently exercisable, or exercisable within 60 days of April 26, 2021, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of common stock and class C special stock indicated. As of April 26, 2021, there were 12,729,072 shares of common stock (including 412,136 shares of unvested restricted stock) and 10,864 shares of class C special stock outstanding.

(2)
Meridian Venture Partners II GP, L.P. (“GP”) is the general partner of Meridian Venture Partners II, L.P. (“MVP II”), the record holder of the securities. Meridian Venture Partners II, Co. (“MVP Corp.”) is the general partner of GP. MVP Management Company d/b/a MVP Capital Partners, is the management company for MVP II and also renders financial and business advisory services to several of the companies in which MVP II has invested. MVP Management Company is described herein solely as a result of its affiliate relationship with MVP II, GP, MVP Corp. and Robert E. Brown, Jr., a director of the Company, who is the President, sole stockholder and sole director of MVP Corp., the sole stockholder, sole director and President of MVP Management Company, as well as a limited partner of GP and one of two principals of MVP II who are licensed by the Small Business Administration (“SBA”). SBA-licensed principals are charged with approving all investment-related decisions on behalf of small business investment companies licensed by the SBA, such as MVP II. As such, GP, MVP Corp. and Mr. Brown may be deemed to share voting and dispositive power with respect to the shares that are held of record by MVP II. 601,000 shares that are beneficially owned by MVP II are pledged as collateral for a margin loan. In addition, the institutional lender under another loan agreement has the right to require MVP II to pledge the remaining 1,618,259 shares upon the occurrence of certain events. The business address for MVP II is 259 N. Radnor-Chester Road, Suite 130, Radnor, Pennsylvania 19087.

(3)
Based solely on Schedule 13G filed by BlackRock, Inc. on January 27, 2021. According to the Schedule 13G, the address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(4)
The address of Louis W. Sullivan, M.D. is 5287 North Powers Ferry Road, Atlanta, GA 30327.

(5)
The address of Hans Michael Jebsen is c/o Jebsen & Co. Ltd., 28/F Caroline Center, 28 Yun Ping Road, Causeway Bay, Hong Kong, China.

(6)
The address of Angela Ho is c/o Jet Asia Ltd., 39/F Shun Tak Center, 200 Connaught Road Central, Hong Kong, China.

(7)
The address of Marcus Jebsen is c/o MF Jebsen International Ltd., 24/F Caroline Centre, 28 Yun Ping Road, Causeway Bay, Hong Kong, China.

Security Ownership of Directors and Executive Officers
The following table sets forth certain information concerning beneficial ownership of shares of the Company’s common stock as of April 26, 2021, with respect to each of the Company’s directors and named executive officers and all of the Company’s directors and executive officers as a group. The addresses of those listed below are the same as that of the Company.
Name	Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock (%)
Robert E. Brown, Jr.(2)	2,273,033	17.8
Thomas Haughey(3)	32,336	*
David B. Nash, M.D., M.B.A(4)	26,281	*
Antonio R. Pera(5)	16,713	*
Jeanne A. Thoma(6)	16,713	*
Patrick D. Walsh(7)	53,022	*
Nikhil Lalwani(8)	165,003	1.3
Stephen P. Carey(9)	190,482	1.5
Ori Gutwerg(10)	12,907	*
James G. Marken(11)	138,105	1.1
Christopher Mutz(12)	16,134	*
Robert Schrepfer(13)	97,361	0.8
All directors and executive officers as a group (12 persons)	3,038,090	23.5

*
Represents beneficial ownership of less than one percent.

(1)
Beneficial ownership is determined in accordance with rules of the SEC, and includes generally voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 26, 2020, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of the common stock indicated. As of April 26, 2021, there were 12,729,072 shares of common stock outstanding.

(2)
These shares include 2,219,259 shares of the Company’s common stock held by MVP II and options held by Mr. Brown to purchase 14,802 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 26, 2021 and 9,292 shares of unvested restricted stock. 601,000 shares that are beneficially owned by Meridian Venture Partners II GP, L.P. are pledged as collateral for a margin loan. See footnote (2) to the table above in section “Security Ownership of Certain Beneficial Owners” regarding shares pledged by MVP II.

(3)
These shares include options to purchase 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 26, 2021 and 9,292 shares of unvested restricted stock.

(4)
These shares include options to purchase 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 26, 2021 and 9,292 shares of unvested restricted stock.

(5)
These shares include 16,713 shares of unvested restricted stock.

(6)
These shares include 16,713 shares of unvested restricted stock.

(7)
These shares include options to purchase 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 26, 2021 and 9,292 shares of unvested restricted stock.

(8)
These shares include 165,003 shares of unvested restricted stock.

(9)
These shares include options to purchase 77,982 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 26, 2021 and 92,522 shares of unvested restricted stock.

(10)
These shares include 12,907 shares of unvested restricted stock.

(11)
These shares include options to purchase 23,784 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 26, 2021 and 54,976 shares of unvested restricted stock.

(12)
These shares include 16,134 shares of unvested restricted stock.

(13)
These shares include options to purchase 47,936 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 26, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company’s Board of Directors has delegated to the Audit and Finance Committee, pursuant to the terms of a written policy, the authority to review, approve and ratify related party transactions. If it is not feasible for the Audit and Finance Committee to take an action with respect to a proposed related party transaction, the Company’s Board or another committee of the Company’s Board, may approve or ratify it. No member of the Company’s Board or any committee may participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related party.
The Company’s policy defines a “related party transaction” as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) were, are or will be a participant and in which any related party had, has or will have a direct or indirect interest.
Prior to entering into or amending any related party transaction, the party involved must provide notice to the Company’s finance department of the facts and circumstances of the proposed transaction, including:
•
The related party’s relationship to the Company and his or her interest in the transaction;

•
The material facts of the proposed related party transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

•
The purpose and benefits of the proposed related party transaction with respect to the Company;

•
If applicable, the availability of other sources of comparable products or services; and

An assessment of whether the proposed related party transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.
If the Company’s finance department determines the proposed transaction is a related party transaction and the amount involved will or may be expected to exceed $10,000 in any calendar year, the proposed transaction is submitted to the Audit and Finance Committee for its prior review and approval or ratification. In determining whether to approve or ratify a proposed related party transaction, the Audit and Finance Committee will consider, among other things, the following:
•
The purpose of the transaction;

•
The benefits of the transaction to the Company;

•
The impact on a director’s independence in the event the related party is a non-employee director, an immediate family member of a non-employee director or an entity in which a non-employee director is a partner, stockholder or executive officer;

•
The availability of other sources for comparable products or services;

•
The terms of the transaction; and

•
The terms available to unrelated third parties or to employees generally.

Related party transactions that involve $10,000 or less must be disclosed to the Audit and Finance Committee but are not required to be approved or ratified by the Audit and Finance Committee. The Company also produces quarterly reports to the Audit and Finance Committee of any amounts paid or payable to, or received or receivable from, any related party. These reports allow the Company to identify any related party transactions that were not previously approved or ratified. In that event, the transaction will be promptly submitted to the Audit and Finance Committee for consideration of all the relevant facts and circumstances, including those considered when a transaction is submitted for pre-approval. Under the Company’s policy, certain related party transactions as defined under the policy, such as certain transactions not requiring disclosure under the rules of the SEC, will be deemed to be pre-approved by the Audit and Finance Committee and will not be subject to these procedures.
There were no related party transactions for the Company during the fiscal year ended December 31, 2020, and as of the latest practicable date before the printing of this proxy statement, there were no related party transactions in 2021, except for (i) payments totaling $352,000 in 2020 to SPI Pharmaceuticals, Inc., of which Ms. Jeanne Thoma, a member ANI's board of directors, was the Chief Executive Officer until her retirement in October 2020, and (ii) the proposed issuance of 25,000 shares of Series A Convertible Preferred Stock to Ampersand 2020 Limited Partnership (“Ampersand”) in connection with a $25 million PIPE investment by Ampersand. Ampersand is an affiliate of Ampersand Capital Partners, of which Mr. Patrick Walsh, a member of ANI's board of directors, is an Operating Partner. See Part I — Information About the Novitium Acquisition — The Merger Agreement — Equity Commitment and Investment Agreement.”

OTHER MATTERS
Householding
The SEC has adopted rules that permit companies and intermediaries, including brokers, banks and other nominee record holders, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those Stockholders. This process, which is commonly referred to as “householding,” is designed to reduce duplicative mailings and save significant printing and processing costs as well as natural resources.
The Company will deliver promptly to any Stockholder upon written or oral request, a separate copy of the proxy statement and annual report to a Stockholder at a shared address to which a single copy of the documents was delivered. A Stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a written request to ANI Pharmaceuticals, Inc., Attn: Investor Relations, 210 Main Street West, Baudette, Minnesota 56623. Stockholders can also obtain copies of the proxy statement and annual report on the Company’s website or on the SEC’s website. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future should contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all Stockholders at the shared address in the future.
Annual Report
The Notice Regarding the Availability of Proxy Materials provides an Internet website address where Stockholders can access electronic copies of the Company’s Annual Report for the year ended December 31, 2020, together with the other proxy materials. A copy of the Company’s Annual Report, including the financial statements included therein, is also available without charge by visiting the Company’s website, www.anipharmaceuticals.com, or upon written request to ANI Pharmaceuticals, Inc., Attn: Investor Relations, 210 Main Street West, Baudette, Minnesota 56623.
Stockholder Proposals
Stockholder proposals intended to be presented in the Company’s proxy materials relating to its next annual meeting of Stockholders must be received by the Company on or before January 3, 2022, unless the date of the annual meeting in 2022 is delayed by more than 30 calendar days from the first anniversary of the Virtual Annual Meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Any other Stockholder proposals to be presented at the Company’s next annual meeting of Stockholders must be given in writing to the Company’s Secretary and received at the Company’s principal executive offices not later than March 4, 2022, nor earlier than February 2, 2022; provided, however, that in the event that the annual meeting is not held within 30 calendar days before or after June 2, 2022, to be timely, notice by the Stockholder must be received not later than the close of business on the tenth calendar day following the date on which the first public announcement of the date of the annual meeting was made.
For a proposal to be presented at the annual meeting, the proposal must contain specific information required by the Company’s bylaws, a copy of which may be obtained by accessing the SEC’s EDGAR filing database at www.sec.gov, the Company’s website at www.anipharmaceuticals.com, or by writing to the Company’s Chief Financial Officer. If a proposal is not timely and properly made in accordance with the procedures set forth in the Company’s bylaws, it will be defective and may not be brought before the meeting. If the proposal nonetheless is brought before the annual meeting and the Chair of the annual meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.
Director Nominations
In accordance with procedures set forth in the Company’s bylaws, the Company’s Stockholders may propose nominees for election to the Company’s Board only after providing timely written notice to the

Corporate Secretary. To be timely, a Stockholder’s notice in the case of a regular annual meeting must have been delivered to or mailed and received at the Company’s principal executive offices on or before March 4, 2022, but not earlier than February 2, 2022; provided, however, that in the event that the annual meeting is not held within 30 days before or after June 2, 2022, to be timely, notice by the Stockholder must be received not later than the close of business on the 10th day following the date on which the first public announcement of the date of the annual meeting was made. In the case of a special meeting of Stockholders called for the purpose of electing directors, to be timely a Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the 10th day following the date on which the first public announcement of the date of the special meeting was made.
The notice must set forth, among other things:
•
The nominee’s name, age, business address and residence address;

•
The nominee’s principal occupation or employment;

•
The class and number of shares of the Company’s capital stock which are beneficially owned by the nominee; and

•
Any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. The nominating and corporate governance committee will consider only those Stockholder recommendations whose submissions comply with these procedural requirements. The nominating and corporate governance committee will evaluate candidates recommended by Stockholders in the same manner as those recommended by others.
By Order of the Board of Directors,
Stephen P. Carey
Corporate Secretary, Senior Vice President, Finance and Chief Financial Officer
April 29, 2021
Baudette, Minnesota

(Letterhead of Ram Associates)
Independent Auditors’ Report
To the Members’ of
Novitium Pharma, LLC and Subsidiary
We have audited the accompanying consolidated financial statements of Novitium Pharma, LLC (a Delaware limited liability company) and Subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2019, and the related consolidated statements of income and comprehensive income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Novitium Pharma, LLC and Subsidiary as of December 31, 2019, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
Report on Supplementary Information
Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary information shown on pages F-16 and F-17 is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying account and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.
Ram Associates
Hamilton, New Jersey
March 3, 2021.

Novitium Pharma, LLC and Subsidiary
Consolidated Balance Sheet
December 31, 2019
Assets
Current Assets
Cash and cash equivalents	$11,640,257
Accounts receivable, net	6,798,756
Royalty receivable	853,311
Inventory	6,740,102
Prepaid expenses	686,494
Other current assets	813,557
Related party loan payable	131,669
Total Current Assets	27,664,146
Property and Equipment, net	9,795,824
Construction in Progress	367,374
Intangible Assets, net of Accumulated Amortization of $140,000	160,000
Total Assets	$37,987,344
Liabilities and Members’ Equity
Liabilities
Current Liabilities
Accounts payable	$1,711,433
Accrued expenses	2,929,212
Unearned revenue	5,939
Deferred revenue	356,667
Total Current Liabilities	5,003,251
Deferred Rent	87,403
Total Liabilities	5,090,654
Members’ Capital
Class A Members’ capital contributions	21,374,990
Class B Members’ capital contributions	5,850,000
Retained earnings	5,695,017
Accumulated other comprehensive loss	(23,317)
Total Members’ Equity	32,896,690
Total Liabilities and Members’ Equity	$37,987,344
-See accompanying notes to financial statements-

Novitium Pharma, LLC and Subsidiary
Consolidated Statements of Income and Comprehensive Income
For the Year Ended December 31, 2019
Income
Product sales, net	$41,498,528
Product development revenue	5,551,599
Royalty income	5,403,697
Contract manufacturing	4,369,521
Total Income	56,823,345
Direct Costs	9,256,770
Research and Product Development Expenses	12,396,051
General and Administrative Expenses	6,454,089
Depreciation and Amortization	2,816,806
Income from Operations	25,899,629
Other Income (Expenses)
Gain on sale of fixed assets	32,600
Interest income	23,122
Other income	8,622
Foreign exchange loss	(10,067)
Interest expense	(357,529)
Total Other Expenses	(303,252)
Net Income	25,596,377
Other Comprehensive Income
Foreign currency translation adjustment	45,898
Total Comprehensive Income	$25,642,275
-See accompanying notes to financial statements-

Novitium Pharma, LLC and Subsidiary
Consolidated Statement of Changes in Members’ Equity
For the Year Ended December 31, 2019
	Retained Earnings	Accumulated Other Comprehensive Loss	Class A Members’ Capital Contributions	Class B Members’ Capital Contributions	Total
Balance at Beginning of Year	$(19,901,360)	$6,215	$21,374,990	$5,850,000	$7,254,415
Comprehensive Income	25,596,377	45,898	—	—	25,642,275
Balance at End of Year	$5,695,017	$(23,317)	$21,374,990	$5,850,000	$32,896,690
-See accompanying notes to financial statements-

Novitium Pharma, LLC and Subsidiary
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2019
Cash Flows from Operating Activities
Net Income	$25,596,377
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	2,756,806
Amortization	60,000
Changes in operating assets and liabilities
Accounts receivable	(5,336,069)
Prepaid expenses	(339,640)
Inventory	(4,321,696)
Royalty receivable	(753,656)
Other current assets	(532,802)
Accounts payable	4,534
Accrued expenses	2,670,801
Unearned revenue	(444,061)
Related party loan payable	(500,000)
Deferred revenue	(697,947)
Deferred rent	21,543
Deferred compensation	(1,686,171)
Net Cash Provided by Operating Activities	16,498,019
Cash Flows from Investing Activities
Purchase of property and equipment	(1,474,709)
Cash Flows from Financing Activities
Repayment of long term debt	(3,889,455)
Effect of Foreign Currency Exchange Rate on Cash and Cash Equivalents	45,898
Net Increase in Cash and Cash Equivalents	11,179,753
Cash and Cash Equivalents – Beginning of Year	460,504
Cash and Cash Equivalents – End of Year	$11,640,257
Supplemental Disclosure
Cash paid during the year for Interest	$242,973
-See accompanying notes to financial statements-

Novitium Pharma, LLC and Subsidiary
Notes to the Consolidated Financial Statements
December 31, 2019
Note 1   Nature of Operations
Novitium Pharma, LLC and Subsidiary (“Novitium”) was formed January 2016 in the State of Delaware and is headquartered in East Windsor New Jersey. Novitium is a pharmaceutical company that performs research and development, contract manufacturing of generic medicines, and manufacture and distribution of generic medicines.
Pursuant to the Company’s operating agreement, there are three possible classes of members. Currently, only Class A and Class B members have been admitted, with Class A having voting rights and Class B being non-voting members. There is an additional potential Class C member which is reserved for employee grants, if the Company desires to issue such. As of December 31, 2019, there were 11,982,748 and 890,422 of Class A and Class B units outstanding, respectively. Subsequent to the year end, the members’ signed a letter of intent to sell their interests.
Novitium Labs, Pvt. Ltd. (“NLP”) was incorporated July 1, 2016 in Thirumazhisai, Chennai, India and is a wholly owned subsidiary of Novitium. The principal business activity of NLP is to perform research and development of generic medicines in the pharmaceutical industry primarily for its parent company.
Note 2   Summary of Significant Accounting Policies
Recently Adopted Accounting Pronouncements
Revenue from Contracts with Customers
In May 2014, the Financial Accounts Standards Board (“FASB”) issued ASU No. 2014- 09, Revenue from Contracts with Customers (ASC 606). This update amends the current guidance on revenue recognition related to contracts with customers and requires additional disclosures. The Company adopted this guidance on January 1, 2019 using the modified retrospective method. The adoption of the new revenue standard has not had a material impact to either reported sales to customers or net earnings. Additionally, the Company will continue to recognize revenue from product sales upon delivery and assembly, as control of goods transfers to the customer at that point in time.
Estimates
In preparing consolidated financial statement in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates affecting amounts reported or disclosed in the consolidated financial statement include the calculation for customer chargebacks, rebates, and cash discounts. These estimates are based on historical experience and on various assumptions that are believed to be reasonable under the current circumstances. Actual results could differ from those estimates.
In March 2020, the World Health Organization declared the outbreak of the COVID-19 coronavirus to be a pandemic. This pandemic has created and may continue to create significant uncertainty in the United States and global economies which, in addition to other unforeseen effects of this pandemic, may impact our operations. As a result, most of our estimates and assumptions may require increased judgment and carry a higher degree of variability and volatility. As events continue to evolve and additional information becomes available, our estimates may change materially in future periods.
Principles of Consolidation
The accompanying consolidated financial statement includes the accounts of Novitium and its wholly-owned subsidiary NLP. All significant intercompany accounts and transactions have been eliminated.

Novitium Pharma, LLC and Subsidiary
Notes to the Consolidated Financial Statements
December 31, 2019
Cash and Cash Equivalents
All highly liquid financial instruments with a maturity date of 90 days or less when purchased are considered to be cash equivalents.
Accounts Receivable
The Company grants credit to its customers in the ordinary course of business. On a periodic basis, management evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions.
Revenue Recognition
Product Sales
The Company’s primary customers consist of major pharmacies, wholesalers and distributors. The wholesalers and distributors in-turn sell the products directly to pharmacies, clinics, hospitals, and private medical practices. Revenue from product sales is recognized when substantially all the risks and rewards of ownership have transferred to customers, when estimates of their selling price and discounts, rebates, and promotional adjustments, price adjustments, returns, chargebacks, and other potential adjustments are reasonably determinable, collection is reasonably assured, and persuasive evidence of an arrangement exists.
The Company establishes a projected chargeback, discount, return, rebate, and other adjustments at the time of the sale. In determining the amount of pricing allowances to be established, the Company considers its own business experience and knowledge of industry and competitive practices, as well as its assessment of the impact on price adjustments due to external market forces, if any. The factors considered include, but are not limited to, actual pricing allowance experience by product by customer, the Company’s contractual arrangements with its customers, inventory reports, estimates of products in the distribution channel, customers’ right of return, applicable marketing and pricing regulations and current and projected economic conditions.
The data used by the Company in establishing pricing allowances is based on information developed internally and obtained from external sources. Pricing allowances are a reduction of revenue. The principal allowances are as follows:
Chargebacks
The provision for chargebacks is a significant component used in the recognition of accounts receivable. As part of the contracts with the wholesale customers, the Company agrees to reimburse wholesalers for the difference between the gross sales price at which the Company sells its products to the wholesalers and the actual prices of the products at the time of resale to the end user. The Company calculates chargeback at the time of the sale to wholesalers based on wholesaler inventory, historical chargeback rates and current pricing.
Prompt Payment Discounts
Discounts for prompt payment is established based on the eligible customers’ payment history, the contractual discount percentage, and the ending accounts receivable balance.
Wholesaler Fees
Current accounting standards related to consideration given by a vendor to a customer, including a reseller of a vendor’s products, specify that cash consideration given by a vendor to a customer is presumed to be a reduction of the selling price of the vendor’s products or services and therefore should be

Novitium Pharma, LLC and Subsidiary
Notes to the Consolidated Financial Statements
December 31, 2019
characterized as a reduction of product sales. Consideration should be characterized as a cost incurred, if the Company received, or will receive, an indefinable benefit (goods or services) in exchange for the consideration and the Company can reasonably estimate the fair value of the benefit received.
There is a monthly calculation for the fee due back to the wholesaler based on the wholesaler inventory levels and historical contracted wholesaler fees.
Administrative Fees
As the wholesalers sell the product through to the end users, they hold back a portion of funds due to the Company as an administrative fee. This fee does not meet the forgoing conditions to be characterized as a cost, as such, the Company characterized these fees as a reduction of product sales.
Medicaid Rebates
Federal law requires all pharmaceutical manufacturers, as a condition of having their products receive federal reimbursement under Medicaid and Medicare Part B, to pay rebates to state Medicaid programs on units of their pharmaceuticals that re-dispensed to Medicaid beneficiates. As of December 31, 2019, the Company had accrued a liability related to the rebates totaling approximately $1,234,000 which is included in accrued expenses.
Advertising
The Company’s policy is to expense advertising costs as the costs are incurred. Advertising costs incurred during the year ended December 31, 2019 total $8,000 and are included in sales and marketing on the accompanying statement of operations and comprehensive income.
Shipping and Handling Costs
Shipping and handling costs of approximately $360,000 for the year ended December 31, 2019 and are included in direct reimbursable costs on the accompanying statement of operations and comprehensive income.
Inventory
Inventory is valued at the lower of cost, determined on a first-in first-out basis, or net realizable value. The customers of the manufactured pharmaceuticals are permitted to return purchased products for a credit when they are within three months of the expiration date, additionally, once the product has expired, the Company will take returned goods for an additional six months. Returned products are generally not resold by the Company. The Company regularly reviews the inventory quantities on hand, and when appropriate, records a provision for obsolete and excess inventory. No such reserve was required at December 31, 2019.
Intangible Assets
Intangible assets consist of acquisition costs related to Food and Drug Administration (“FDA”) approved Abbreviated New Drug Application (“ANDA”) molecules. The asset is amortized over a five year period, the anticipated utilization period of the acquired ANDA, using the straight-line method.
Royalty Income
The Company has entered into a profit share agreement with another pharmaceutical company. The Company is eligible to receive a royalty of 15% of the net profits from sales of the product. Royalty income is recognized at the time the profit is realized by the licensee.

Novitium Pharma, LLC and Subsidiary
Notes to the Consolidated Financial Statements
December 31, 2019
Collaboration Arrangement Revenues and Deferred Revenue
The Company enters into collaboration arrangements with third parties for the development and manufacture of certain products. These arrangements may include non-refundable, upfront payments, milestone payments and cost sharing arrangements during the development stage, payments for manufacturing, as well as profit sharing payments during a product’s commercial stage.
The Company recognizes revenue for payments received for services performed under these arrangements as contract revenue in accordance with ASC 606, “Revenue from Contracts with Customers.” Development stage payments are recognized using the milestone method when the contractual milestones are determined to be substantive and have been achieved. Certain contractual milestones are deemed to be achieved upon the occurrence of the contractual performance events. Other non-performance based milestones, including the filing of an Abbreviated New Drug Application (ANDA) and approval by the Food and Drug Administration (FDA), which are generally events that occur at the end of the development period, are recognized upon occurrence of the related event. Upfront, non-refundable payments are recognized over the term of the development period using straight-line recognition model. Unrecognized upfront non-refundable payments are reported as deferred revenue on the consolidated balance sheet. Revenue associated with payments received for profit sharing payments will be recognized as recurring royalties revenue when earned based on the terms of the agreements. Revenue associated with payments received for contract manufacturing services will be recognized upon delivery of the product to the Company’s collaborative partners.
Property and Equipment
Property and equipment are recorded at cost or through contributions of equipment at which point the recorded value was the initial acquisition cost. Depreciation is computed using the straight-line method over their estimated useful lives, ranging from three to seven years for software and machinery and equipment. Leasehold improvements are depreciated over the shorter of the assets’ useful live or the term of the lease. Currently, the lease for the US operations is through a related party, see Note 8 and the intention is to occupy the space for more than 15 years. Repairs and maintenance, which do not extend the useful lives of the related assets, are expensed as incurred.
Construction in Progress
From time to time the Company undertakes larger capital projects including the purchase and installing new equipment and expansion of their facility. As the Company incurs costs associated with assets not placed in service, they treat the capital projects as construction in progress. As the projects are completed and placed in service, the costs are converted to property and equipment.
Foreign Currency Translation
The Company translates assets and liabilities of the Indian Rupee functional currency of its wholly-owned subsidiary NLP into US dollar reporting currency using exchange rates in effect at the end of each reporting period. The revenue and expenses of these entities are translated using an average of the rates in effect during the reporting period. Non-monetary assets, as designated by management, are translated using historical exchange rates.
Research and Development Expenses
Research and development activities are expensed as incurred and consist of self- funded research and development costs and costs associated with work performed by other participants under collaborative research and development agreements.

Novitium Pharma, LLC and Subsidiary
Notes to the Consolidated Financial Statements
December 31, 2019
Income Taxes
The Company is treated as a partnership for federal and state income tax purposes. Income taxes are not payable by, or provided for, by the Company. Members are taxed individually on their share of Company earnings. The Company’s taxable income or loss is allocated to the members based on their percentage of ownership. The Company’s prior three years tax returns as filed remain open for examination by the respective tax authorities.
The subsidiary included in these consolidated financial statements is taxed under the laws of India. The subsidiary paid approximately $10,000 as income taxes in India.
Subsequent Events
The Company has evaluated subsequent events and transactions for potential recognition or disclosure through the date of the auditors’ report, which is the date the consolidated financial statement was available to be issued. See Note 13.
Note 3   Inventories
Inventories consist of the following:
Raw materials
Active pharmaceutical ingredients	$2,446,192
Excipient	1,103,883
Packaging components	1,048,031
Finished products	2,141,996
Total	$6,740,102
Note 4   Accounts Receivable, Net
Accounts receivable with customers are reflected net of reductions for pending chargebacks, rebates, fees, and cash discount. The receivables are generally due within 30 to 90 days, depending on the customer, from the invoice date. Accounts receivable at December 31, 2019 consist of:
Accounts receivable, gross	$34,177,410
Reduction for chargebacks	(14,701,303)
Reduction for accrued wholesaler fees	(6,402,263)
Reduction for revenue recognition adjustments	(2,049,493)
Reduction for pending rebates	(1,671,169)
Reduction for sales return allowances	(1,477,628)
Reduction for cash discounts	(884,015)
Reduction for doubtful accounts	(192,783)
Accounts Receivable, Net	$6,798,756

Novitium Pharma, LLC and Subsidiary
Notes to the Consolidated Financial Statements
December 31, 2019
Note 5   Property and Equipment
Property and equipment consist of the following:
Machinery and equipment	$10,360,803
Leasehold improvements	6,241,738
Computer software	183,624
Furniture and fixture	131,669
Vehicle	29,500
Total Property and Equipment	16,947,334
Less: accumulated depreciation	(7,151,510)
Total Property and Equipment, Net	$9,795,824
Note 6   ANDA/Intangibles, Net
The Company acquired the right to use an ANDA issued by the FDA. This ANDA gives Novitium the exclusive right to use certain trade names for a product. The acquisition cost associated with acquiring the ANDA has an estimated useful life of five years.
Amortization expense for the next three years is as follows:
Year Ending December 31,
2020	$60,000
2021	60,000
2022	40,000
Total	$160,000
Note 7   Gross-to-Net Product Sales
The schedule below presents the Gross-to-Net product sales reconciliation for the year ended December 31, 2019:
Gross Sales	$143,524,507
Chargebacks	(81,563,315)
Wholesaler rebates and administrative fees	(13,139,091)
Prompt pay discount	(3,010,905)
Medicaid fees	(2,835,040)
Returns	(1,477,628)
Product sales, net	$41,498,528
Note 8   Leases
Novitium leases office and warehouse facilities in East Windsor, New Jersey, under and operating lease which expires in 2025. NLP leases an office space in Chennai, India, under an operating lease expiring in 2026. Subsequent to year end, the Company started leasing one apartment unit starting in May 2020 and ending in April 2021. The leases require monthly payment of rent, as well as a share of operating costs. The Company records rent expense using the straight-line method over the life of the lease term, which differs from the amount of rent due under the terms of the leases, resulting in a deferred rent payable at December 31, 2019.

Novitium Pharma, LLC and Subsidiary
Notes to the Consolidated Financial Statements
December 31, 2019
The following schedule of future minimum rental payments required under the terms of the leases for the next five years and thereafter are as follows:
December 31,	Amount
2020	$489,062
2021	544,149
2022	555,119
2023	442,699
2024	362,438
Thereafter	156,309
Total future minimum payments	$2,549,776
Rent expense for the year ended December 31, 2019 was approximately $497,000.
Note 9   Legal Settlements and Proceedings
The Company is or has been involved in legal proceedings that arise from the normal course of business. The Company cannot predict the timing or outcome of these claims and other proceedings. Currently, the Company is not involved in any action, arbitration and / or other legal proceedings that it expects to have a material adverse effect on the business, financial condition, results of operations or liquidity of the Company, subject to reserves established in prior years in the ordinary course of business. All legal cost is expensed as incurred.
Note 10   Related Party Transactions
During the current year ended December 31, 2019, the Company entered into several related party transactions:
Nuray Chemicals Pvt Ltd (“Nuray”), a foreign entity in which the managing member is also an owner, is engaged in developing and manufacturing Active Pharmaceutical Ingredients (“API”) for the Company. During the year, Nuray billed the Company approximately $3,000,000 for services, of which $60,000 is owed as of December 31, 2019.
SS Pharma, LLC, an entity in which a managing member is also an owner, is an API intermediate distributor for Asia, Europe and North America. During the year, SS Pharma, LLC billed the Company approximately $2,000 for services and the full amount is owed as of December 31, 2019.
Scitus Pharma Services Pvt Ltd (“Scitus”), a foreign entity which is partially owned by the managing members, assists the Company in developing generic drug products. During the year ended December 31, 2019, Scitus billed the Company approximately $1,000,000 for services.
Esjay Pharma LLC (“Esjay”), an owner of the Company, is the holder of the H-1 visas for various members of the Company staff. The Company reimburses Esjay for the salary as it is incurred. During the year, Esjay billed the Company approximately $600,000 for services, of which $6,000 is owed as of December 31, 2019.
SCV Real Estate LLC (“SCV”) is a partnership that was formed by the managing members of the Company which purchased the facility where the Company operates. During the current year end, the Company paid approximately $300,000 in rent to SCV. Additionally, the Company has advanced funds to SCV, as of December 31, 2019, the SCV owes the Company $160,000. The amounts due are anticipated to be repaid without interest in the ordinary course of business.

Novitium Pharma, LLC and Subsidiary
Notes to the Consolidated Financial Statements
December 31, 2019
Note 11   Concentrations
For the year ended December 31, 2019, five customers accounted for approximately 82% of net product sales income, respectively. One product development and royalty customer counted for 10% of total revenue. Additionally, three customers accounted for approximately 89%, of gross accounts receivable at December 31, 2019.
For the year ended December 31, 2019, one product accounted for approximately 45% of the net product sale income.
The Company maintains cash balances in various financial institutions. Accounts are insured by the Federal Deposit Insurance Corporation up to $250,000. At times, deposits may exceed the amount of insurance provided on such deposits. The Company monitors the stability of its banking institutions and, historically, has not experienced any losses.
Note 12   Retirement Plans
A defined contribution 401(k) plan is maintained for all eligible employees and members. Participants may elect to defer their compensation to the plan on a pre- or post-tax basis within the limits permitted by the Internal Revenue Code. The Company may make discretionary contributions based on employee contributions. No such contributions were made by the Company for the year ended December 31, 2019.
Note 13   Recent Accounting Pronouncements
Effective for its annual financial statements for 2022, the Company expects to adopt new accounting standards issued by FASB that will require significant changes in accounting for operating leases under which the Company is lessee. Upon adoption, among other effects, the Company will be required to record assets and liabilities for all operating lease obligations with terms of 12 months or greater. The Company is currently in the process of evaluating the impact of adoption of this guidance on the financial statements.
Note 14   Subsequent Events
Payroll Protection Program Loan
In April 2020, the Company received a loan through the Payroll Protection Program (“PPP”) in the amount of $1,316,000. The repayment term for the loan is 2 years from the loan acquisition date with a fixed interest rate of 1%. Payments are deferred until the Small Business Administration decides on the loan forgiveness process.
Pursuant to the terms of the CARES Act and any implementing rules and regulations, the Company may have the loan forgiven by the Small Business Administration (“SBA”) in whole or in part based upon certain expenditures incurred during either an eight (8) or twenty-four (24) week period, decided at the Company’s discretion, from the date of the note. The Company is expecting that the entire amount of the proceeds will be forgiven, however, the outcome is unknown at this time. Therefore, this amount is reflected as a liability in the accompanying financial statements.

SUPPLEMENTARY INFORMATION

Novitium Pharma, LLC and Subsidiary
Consolidated Schedule of Direct Costs, Research and Product
Development Expenses, and General and Administrative Expenses
For the Year Ended December 31, 2019
Direct Costs
Materials	$4,090,532
Payroll, payroll taxes and employee benefits	2,397,304
Direct production	1,793,615
Direct reimbursable costs	614,565
Shipping	360,754
Total Direct Costs	$9,256,770
Research and Product Development Expenses
Product development	$4,449,972
Analytical research and development	4,216,381
Regulatory affairs	2,395,772
Quality assurance	763,592
Research and development	570,334
Total Research and Product Development Expenses	$12,396,051
General and Administrative Expenses
Sales and marketing	$1,985,294
Facilities and engineering	1,867,385
Finance and accounting	893,110
Officers’ expense	782,438
Legal	660,848
Human resources	193,455
Information technology	64,159
Repairs and maintenance	7,400
Total General and Administrative Expenses	$6,454,089

Novitium Pharma, LLC and Subsidiary
Consolidated Financial Statements
December 31, 2020

Novitium Pharma, LLC and Subsidiary

December 31, 2020

(Letterhead of Ram Associates)
Independent Auditors’ Report
To the Members’ of
Novitium Pharma, LLC and Subsidiary
We have audited the accompanying consolidated financial statements of Novitium Pharma, LLC (a Delaware limited liability company) and Subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2020, and the related consolidated statements of income and comprehensive income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Novitium Pharma, LLC and Subsidiary as of December 31, 2020, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
Report on Supplementary Information
Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary information shown on pages F-33 and F-34 is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying account and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.
Ram Associates
Hamilton, New Jersey
March 3, 2021.

NOVITIUM PHARMA, LLC and SUBSIDIARY
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2020
Assets
Current Assets
Cash and cash equivalents	$7,179,023
Accounts receivable, net	10,374,991
Royalty receivable	1,684,147
Inventory	10,593,387
Prepaid expenses	743,534
Other current assets	363,723
Related party loan payable	131,669
Total Current Assets	31,070,474
Property and Equipment, net	7,935,322
Construction in Progress	2,567,551
Intangible Assets, net of Accumulated Amortization of $252,333	787,667
Total Assets	$42,361,014
Liabilities and Members’ Equity
Liabilities
Current Liabilities
Accounts payable	$2,223,191
Accrued expenses	2,010,212
Unearned revenue	5,939
Deferred revenue	124,794
Total Current Liabilities	4,364,136
Deferred Rent	122,517
PPP Note Payable	1,316,000
Total Liabilities	5,802,653
Members’ Equity
Class A Members’ capital contributions	12,558,002
Class B Members’ capital contributions	5,850,000
Retained earnings	18,175,933
Accumulated other comprehensive loss	(25,574)
Total Members’ Equity	36,558,361
Total Liabilities and Members’ Equity	$42,361,014
-See accompanying notes to financial statements-

NOVITIUM PHARMA, LLC and SUBSIDIARY
CONSOLIDATED STATEMENTS of INCOME and COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2020
Income
Product sales, net	$33,038,323
Royalty income	7,457,902
Collaboration agreement revenues	7,324,848
Contract manufacturing	5,325,636
Total Income	53,146,709
Direct Costs	15,061,884
Research and Product Development Expenses	15,670,805
General and Administrative Expenses	7,116,298
Depreciation and Amortization	2,859,514
Income from Operations	12,438,208
Other Income (Expenses)
Interest income	55,107
Other income	7,490
Foreign exchange loss	(19,672)
Interest expense	(217)
Total Other Expenses	42,708
Net Income	12,480,916
Other Comprehensive Income
Foreign currency translation adjustment	(2,257)
Total Comprehensive Income	$12,478,659
-See accompanying notes to financial statements-

Novitium Pharma, LLC and Subsidiary
Consolidated Statement of Changes In Members’ Equity
For the Year Ended December 31, 2020
	Retained Earnings	Accumulated Other Comprehensive Loss	Class A Members’ Capital Contributions	Class B Members’ Capital Contributions	Total
Balance at Beginning of Year	$5,695,017	$(23,317)	$21,374,990	$5,850,000	$32,896,690
Distributions	—	—	(8,816,988)	—	(8,816,988)
Compressive Income	12,480,916	(2,257)	—	—	12,478,659
Balance at End of Year	$18,175,933	$(25,574)	$12,558,002	$5,850,000	$36,558,361
-See accompanying notes to financial statements-

Novitium Pharma, LLC and Subsidiary
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2020
Cash Flows from Operating Activities
Net Income	$12,480,916
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	2,919,562
Amortization	112,333
Changes in operating assets and liabilities
Accounts receivable	(3,576,235)
Prepaid expenses	(57,040)
Inventory	(3,853,285)
Royalty receivable	(830,836)
Other current assets	449,834
Accounts payable	511,758
Accrued expenses	(919,000)
Deferred revenue	(231,873)
Deferred rent	35,114
Net Cash Provided by Operating Activities	7,041,248
Cash Flows from Investing Activities
Purchase of property and equipment	(1,059,060)
Construction in progress	(2,200,177)
Purchase of intangible assets	(740,000)
Net Cash Used in Investing Activities	(3,999,237)
Cash Flows from Financing Activities
Proceeds from PPP loans	1,316,000
Distributions	(8,816,988)
Net Cash Used in Financing Activities	(7,500,988)
Effect of Foreign Currency Exchange Rate on Cash and Cash Equivalents	(2,257)
Net Decrease in Cash and Cash Equivalents	(4,461,234)
Cash and Cash Equivalents – Beginning of Year	11,640,257
Cash and Cash Equivalents – End of Year	$7,179,023
Supplemental Disclosure
Cash paid during the year for Interest	$—
-See accompanying notes to financial statements-

Note 1   Nature of Operations
Novitium Pharma, LLC and Subsidiary (“Novitium”) was formed January 2016 in the State of Delaware and is headquartered in East Windsor New Jersey. Novitium is a pharmaceutical company that performs research and development, contract manufacturing of generic medicines, and manufacture and distribution of generic medicines.
Pursuant to the Company’s operating agreement, there are three possible classes of members. Currently, only Class A and Class B members have been admitted, with Class A having voting rights and Class B being non-voting members. There is an additional potential Class C member which is reserved for employee grants, if the Company desires to issue such. As of December 31, 2020, there were 11,982,748 and 890,422 of Class A and Class B units outstanding, respectively. Subsequent to the year end, the members’ signed a letter of intent to sell their interests.
Novitium Labs, Pvt. Ltd. (“NLP”) was incorporated July 1, 2016 in Thirumazhisai, Chennai, India and is a wholly owned subsidiary of Novitium. The principal business activity of NLP is to perform research and development of generic medicines in the pharmaceutical industry primarily for its parent company.
Note 2   Summary of Significant Accounting Policies
Estimates
In preparing consolidated financial statement in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates affecting amounts reported or disclosed in the consolidated financial statement include the calculation for customer chargebacks, rebates, and cash discounts. These estimates are based on historical experience and on various assumptions that are believed to be reasonable under the current circumstances. Actual results could differ from those estimates.
In March 2020, the World Health Organization declared the outbreak of the COVID-19 coronavirus to be a pandemic. This pandemic has created and may continue to create significant uncertainty in the United States and global economies which, in addition to other unforeseen effects of this pandemic, may impact our operations. As a result, most of our estimates and assumptions may require increased judgment and carry a higher degree of variability and volatility. As events continue to evolve and additional information becomes available, our estimates may change materially in future periods.
Principles of Consolidation
The accompanying consolidated financial statement includes the accounts of Novitium and its wholly-owned subsidiary NLP. All significant intercompany accounts and transactions have been eliminated.
Cash and Cash Equivalents
All highly liquid financial instruments with a maturity date of 90 days or less when purchased are considered to be cash equivalents.
Accounts Receivable
The Company grants credit to its customers in the ordinary course of business. On a periodic basis, management evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions.
Revenue Recognition
Product Sales
The Company’s primary customers consist of major pharmacies, wholesalers and distributors. The wholesalers and distributors in-turn sell the products directly to pharmacies, clinics, hospitals, and private medical practices. Revenue from product sales is recognized when substantially all the risks and rewards of ownership have transferred to customers, when estimates of their selling price and discounts, rebates, and promotional adjustments, price adjustments, returns, chargebacks, and other potential adjustments are reasonably determinable, collection is reasonably assured, and persuasive evidence of an arrangement exists.
The Company establishes a projected chargeback, discount, return, rebate, and other adjustments at the time of the sale. In determining the amount of pricing allowances to be established, the Company considers its own business experience and knowledge of industry and competitive practices, as well as its assessment of the impact on price adjustments due to external market forces, if any. The factors considered include, but are not limited to, actual pricing allowance experience by product by customer, the Company’s contractual arrangements with its customers, inventory reports, estimates of products in the distribution channel, customers’ right of return, applicable marketing and pricing regulations and current and projected economic conditions.
The data used by the Company in establishing pricing allowances is based on information developed internally and obtained from external sources. Pricing allowances are a reduction of revenue. The principal allowances are as follows:
Chargebacks
The provision for chargebacks is a significant component used in the recognition of accounts receivable. As part of the contracts with the wholesale customers, the Company agrees to reimburse wholesalers for the difference between the gross sales price at which the Company sells its products to the wholesalers and the actual prices of the products at the time of resale to the end user. The Company calculates chargeback at the time of the sale to wholesalers based on wholesaler inventory, historical chargeback rates and current pricing.
Prompt Payment Discounts
Discounts for prompt payment is established based on the eligible customers’ payment history, the contractual discount percentage, and the ending accounts receivable balance.
Wholesaler Fees
Current accounting standards related to consideration given by a vendor to a customer, including a reseller of a vendor’s products, specify that cash consideration given by a vendor to a customer is presumed to be a reduction of the selling price of the vendor’s products or services and therefore should be characterized as a reduction of product sales. Consideration should be characterized as a cost incurred, if the Company received, or will receive, an indefinable benefit (goods or services) in exchange for the consideration and the Company can reasonably estimate the fair value of the benefit received.
There is a monthly calculation for the fee due back to the wholesaler based on the wholesaler inventory levels and historical contracted wholesaler fees.
Administrative Fees
As the wholesalers sell the product through to the end users, they hold back a portion of funds due to the Company as an administrative fee. This fee does not meet the forgoing conditions to be characterized as a cost, as such, the Company characterized these fees as a reduction of product sales.
Medicaid Rebates
Federal law requires all pharmaceutical manufacturers, as a condition of having their products receive federal reimbursement under Medicaid and Medicare Part B, to pay rebates to state Medicaid programs on units of their pharmaceuticals that re-dispensed to Medicaid beneficiates. As of December 31, 2020, the Company had accrued a liability related to the rebates totaling approximately $250,000 which is included in accrued expenses.

Advertising
The Company’s policy is to expense advertising costs as the costs are incurred. Advertising costs incurred during the year ended December 31, 2020 total $104,000 and are included in sales and marketing on the accompanying statement of operations and comprehensive income.
Shipping and Handling Costs
Shipping and handling costs of approximately $261,000 for the year ended December 31, 2020 and are included in direct reimbursable.
Inventory
Inventory is valued at the lower of cost, determined on a first-in first-out basis, or net realizable value. The customers of the manufactured pharmaceuticals are permitted to return purchased products for a credit when they are within three months of the expiration date, additionally, once the product has expired, the Company will take returned goods for an additional six months. Returned products are generally not resold by the Company. The Company regularly reviews the inventory quantities on hand, and when appropriate, records a provision for obsolete and excess inventory. No such reserve was required at December 31, 2020.
Intangible Assets
Intangible assets consist of acquisition costs related to Food and Drug Administration (“FDA”) approved Abbreviated New Drug Application (“ANDA”) molecules. The asset is amortized over a five year period, the anticipated utilization period of the acquired ANDA, using the straight-line method.
Royalty Income
The Company has entered into a profit share agreement with another pharmaceutical company. The Company is eligible to receive a royalty of the net profits from sales of the product. Royalty income is recognized at the time the profit is realized by the licensee.
Collaboration Arrangement Revenues and Deferred Revenue
The Company enters into collaboration arrangements with third parties for the development and manufacture of certain products. These arrangements may include non-refundable, upfront payments, milestone payments and cost sharing arrangements during the development stage, payments for manufacturing, as well as profit sharing payments during a product’s commercial stage.
The Company recognizes revenue for payments received for services performed under these arrangements as contract revenue in accordance with ASC 606, “Revenue from Contracts with Customers.” Development stage payments are recognized using the milestone method when the contractual milestones are determined to be substantive and have been achieved. Certain contractual milestones are deemed to be achieved upon the occurrence of the contractual performance events. Other non-performance based milestones, including the filing of an Abbreviated New Drug Application (ANDA) and approval by the Food and Drug Administration (FDA), which are generally events that occur at the end of the development period, are recognized upon occurrence of the related event. Upfront, non-refundable payments are recognized over the term of the development period using straight-line recognition model. Unrecognized upfront non-refundable payments are reported as deferred revenue on the consolidated balance sheet. Revenue associated with payments received for profit sharing payments will be recognized as recurring royalties revenue when earned based on the terms of the agreements. Revenue associated with payments received for contract manufacturing services will be recognized upon delivery of the product to the Company’s collaborative partners.
Property and Equipment
Property and equipment are recorded at cost or through contributions of equipment at which point the recorded value was the initial acquisition cost. Depreciation is computed using the straight-line method over their estimated useful lives, ranging from three to seven years for software and machinery and equipment.

Leasehold improvements are depreciated over the shorter of the assets’ useful live or the term of the lease. Currently, the lease for the US operations is through a related party, see Note 11 and the intention is to occupy the space for more than 15 years. Repairs and maintenance, which do not extend the useful lives of the related assets, are expensed as incurred.
Construction in Progress
From time to time the Company undertakes larger capital projects including the purchase and installing new equipment and expansion of their facility. As the Company incurs costs associated with assets not placed in service, they treat the capital projects as construction in progress. As the projects are completed and placed in service, the costs are converted to property and equipment.
Foreign Currency Translation
The Company translates assets and liabilities of the Indian Rupee functional currency of its wholly-owned subsidiary NLP into US dollar reporting currency using exchange rates in effect at the end of each reporting period. The revenue and expenses of these entities are translated using an average of the rates in effect during the reporting period. Non-monetary assets, as designated by management, are translated using historical exchange rates.
Research and Development Expenses
Research and development activities are expensed as incurred and consist of self-funded research and development costs and costs associated with work performed by other participants under collaborative research and development agreements.
Income Taxes
The Company is treated as a partnership for federal and state income tax purposes. Income taxes are not payable by, or provided for, by the Company. Members are taxed individually on their share of Company earnings. The Company’s taxable income or loss is allocated to the members based on their percentage of ownership. The Company’s prior three years tax returns as filed remain open for examination by the respective tax authorities.
The subsidiary included in these consolidated financial statements is taxed under the laws of India. The subsidiary paid approximately $1,000 as income taxes in India.
Subsequent Events
The Company has evaluated subsequent events and transactions for potential recognition or disclosure through the date of the auditors’ report, which is the date the consolidated financial statement was available to be issued.
Note 3   Inventories
Inventories consist of the following:
Raw materials
Active pharmaceutical ingredients	$5,977,895
Excipient	1,213,440
Packaging components	1,116,918
Finished products	2,285,134
Total	$10,593,387

Note 4   Accounts Receivable, Net
Accounts receivable with customers are reflected net of reductions for pending chargebacks, rebates, fees, and cash discount. The receivables are generally due within 30 to 90 days, depending on the customer, from the invoice date. Accounts receivable at December 31, 2020 consist of:
Accounts receivable, gross	$21,932,887
Reduction for chargebacks	(6,259,729)
Reduction for accrued wholesaler fees	(2,621,852)
Reduction for sales return allowances	(1,278,647)
Reduction for pending rebates	(789,492)
Reduction for cash discounts	(608,176)
Accounts Receivable, Net	$10,374,991
Note 5   Property and Equipment
Property and equipment consist of the following:
Machinery and equipment	$10,482,907
Leasehold improvements	6,655,985
Computer software	185,568
Furniture and fixture	131,669
Total Property and Equipment	17,456,129
Less: accumulated depreciation	(9,520,807)
Total Property and Equipment, Net	$7,935,322
Note 6   ANDA/Intangibles, Net
The Company acquired the right to use three ANDAs issued by the FDA. This ANDA gives Novitium the exclusive right to use certain trade names for a product. The acquisition cost associated with acquiring the ANDA has an estimated useful life of five years.
Amortization expense for the next five years is as follows:
Year Ending December 31,
2021	$208,000
2022	188,000
2023	148,000
2024	148,000
2025	95,667
Total	$787,667
Note 7   Payroll Protection Program Loan
In May 2020, the Company received a loan through the Payroll Protection Program (“PPP’) in the amount of $1,316,000. The repayment term for the loan is 2 years from the loan acquisition date with a fixed interest rate of 1%. Payments are deferred until the Small Business Administration decides on the loan forgiveness process.
Pursuant to the terms of the CARES Act and any implementing rules and regulations, the Company may have the loan forgiven by the Small Business Administration (“SBA’) in whole or in part based upon certain expenditures incurred during either an eight (8) or twenty-four (24) week period, decided at the Company’s discretion, from the date of the note. The Company is expecting that the entire amount of the proceeds will be forgiven, however, the outcome is unknown at this time. Therefore, this amount is reflected as a liability in the accompanying financial statements.
Note 8   Gross-to-Net Product Sales
The following schedule presents the Gross-to-Net product sales reconciliation for the year ending December 31, 2020:
Gross sales	$115,126,304
Chargebacks	(69,510,434)
Wholesaler administrative fees	(7,421,733)
Prompt pay discounts	(2,922,884)
Sales returns	(669,305)
Medicaid rebates	(1,563,625)
Product sales, net	$33,038,323
Note 9   Leases
Novitium leases office and warehouse facilities in East Windsor, New Jersey, under and operating lease which expires in 2025. NLP leases an office space in Chennai, India, under an operating lease expiring in 2026. The leases require monthly payment of rent, as well as a share of operating costs. The Company records rent expense using the straight-line method over the life of the lease term, which differs from the amount of rent due under the terms of the leases, resulting in a deferred rent payable at December 31, 2020.
The following schedule of future minimum rental payments required under the terms of the leases for the next five years and thereafter are as follows:
December 31,	Amount
2021	$538,053
2022	555,119
2023	442,699
2024	362,438
2025	107,742
Thereafter	48,567
Total future minimum payments	$2,054,618
Note 10   Commitments
During the current year ended December 31, 2020, the Company entered into an agreement with a third party to acquire an ANDA and a Drug Master File for a combined purchase price of $400,000 which is payable upon the FDA approval of the manufacturing site transfer to the Company’s manufacturing site.
Note 11   Legal Settlements and Proceedings
The Company is or has been involved in legal proceedings that arise from the normal course of business. The Company cannot predict the timing or outcome of these claims and other proceedings. Currently, the Company is not involved in any action, arbitration and / or other legal proceedings that it expects to have a material adverse effect on the business, financial condition, results of operations or liquidity of the Company, subject to reserves established in prior years in the ordinary course of business. All legal cost is expensed as incurred.

Note 12   Related Party Transactions
During the current year ended December 31, 2020, the Company entered into several related party transactions:
Nuray Chemicals Pvt Ltd (“Nuray”) is engaged in developing and manufacturing Active Pharmaceutical Ingredients (“API”) for the Company. During the current year, Nuray billed the Company approximately $2,710,000 for services, of which $360,000 is owed as of December 31, 2020.
SS Pharma is an API intermediate distributor for Asia, Europe and North America. During the current year, SS Pharma billed the Company approximately $1,760,000 for services and approximately $130,000 is owed as of December 31, 2020.
Scitus Pharma Services Pvt Ltd (“Scitus’) assists the Company in developing generic drug products. During the current year, Scitus billed the Company approximately $1,900,000 for services if and approximately $320,000 remained unpaid as of December 31, 2020.
Esjay Pharma LLC (“Esjay’) is engaged in the distribution of pharmaceutical ingredients. During the current year, Esjay billed the Company approximately $220,000 for services, of which $7,000 is owed as of December 31, 2020.
SCV Real Estate LLC (“SCV’) is a partnership that was formed by the managing members of the Company which purchased the facility where the Company operates. During the current year end, the Company paid approximately $300,000 in rent to SCV. Additionally, the Company has advanced funds to SCV, as of December 31, 2020, the SCV owes the Company $160,000. The amounts due are anticipated to be repaid without interest in the ordinary course of business.
Note 13   Concentrations
For the year ended December 31, 2020, four customers accounted for approximately 64% of net product sales income, respectively. One product development, contract manufacturing, royalty customer counted for 16% of total revenue. Additionally, three customers accounted for approximately 80%, of gross accounts receivable at December 31, 2020.
For the year ended December 31, 2020, one product accounted for approximately 19% of the net product sale income.
The Company maintains cash balances in various financial institutions. Accounts are insured by the Federal Deposit Insurance Corporation up to $250,000. At times, deposits may exceed the amount of insurance provided on such deposits. The Company monitors the stability of its banking institutions and, historically, has not experienced any losses.
Note 14   Retirement Plans
A defined contribution 401(k) plan is maintained for all eligible employees and members. Participants may elect to defer their compensation to the plan on a pre- or post-tax basis within the limits permitted by the Internal Revenue Code. The Company may make discretionary contributions based on employee contributions. No such contributions were made by the Company for the year ended December 31, 2020.
Note 15   Recent Accounting Pronouncements
Effective for its annual financial statements for 2022, the Company expects to adopt new accounting standards issued by FASB that will require significant changes in accounting for operating leases under which the Company is lessee. Upon adoption, among other effects, the Company will be required to record assets and liabilities for all operating lease obligations with terms of 12 months or greater. The Company is currently in the process of evaluating the impact of adoption of this guidance on the financial statements.

SUPPLEMENTARY INFORMATION
-See accompanying notes to financial statements-

Direct Reimbursable Costs
Materials	$9,111,070
Payroll, payroll taxes and employee benefits	3,005,477
Direct reimbursable costs	1,575,348
Direct production	1,108,454
Shipping and importing	261,535
Total Direct Reimbursable Costs	$15,061,884
Research and Product Development Expenses
Product development	$5,260,022
Analytical research and development	4,854,394
Regulatory affairs	3,971,954
Quality Assurance	985,922
Research and development	598,513
Total Research and Product Development Expenses	$15,670,805
General and Administrative Expenses
Sales and marketing	$2,053,281
Facilities and engineering	1,763,000
Finance and accounting	1,163,406
Officers’ expense	1,188,695
Legal	614,219
Human resources	193,726
Information technology	105,892
Repairs and maintenance	32,479
Total General and Administrative Expenses	$7,114,698

Annex A
Execution Version
ANNEX A — MERGER AGREEMENT
AGREEMENT AND PLAN OF MERGER
dated as of March 8, 2021
by and among
ANI PHARMACEUTICALS, INC.,
NILE MERGER SUB LLC,
NOVITIUM PHARMA LLC,
ESJAY LLC,
CHALI PROPERTIES LLC,
CHAD GASSERT, MUTHUSAMY SHANMUGAM, THORAPPADI VIJAYARAJ
and
SHAREHOLDER REPRESENTATIVE SERVICES LLC
as representative of the Company Members

EXHIBITS
Exhibit A Certain Defined Terms
Exhibit B Support Agreement
Exhibit C RWI Insurance Policy
Exhibit D Employment Agreements
Exhibit E Member Consent
Exhibit F Form of Certificate of Merger
Exhibit G Form of Real Estate Transfer Agreement
Exhibit H Form of Facility Lease Termination Agreement
Exhibit I Certificate of Formation of the Company
Exhibit J Form of Amended Company LLC Agreement
Exhibit K [Reserved]
Exhibit L Tax Allocation
Exhibit M Form of Escrow Agreement
Exhibit N Member Allocation Schedule
Exhibit O Debt Commitment Letter
Exhibit P Proforma Policy
Exhibit Q Registration Rights Schedule
Exhibit R Sample Calculation of Closing Net Working Capital
Exhibit S List of Existing Pipeline ANDAs
Exhibit T List of 505(b)(2) Products

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger dated as of March 8, 2021 (as may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”) is made by and among ANI Pharmaceuticals, Inc., a Delaware corporation (“Parent”), Nile Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”), Novitium Pharma LLC, a Delaware limited liability company (the “Company”), Esjay LLC, a Delaware limited liability company (“Esjay”), Chali Properties LLC, a New Jersey limited liability company (“Chali”; Esjay, Chali, Muthusamy Shanmugam and Thorappadi Vijayaraj are sometimes collectively referred to as the “Principal Members”), Chad Gassert, Muthusamy Shanmugam and Thorappadi Vijayaraj (collectively, the “Key Persons”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative pursuant to Section 10.15 of the Company Members (as defined below) (in such capacity, the “Equityholders’ Representative”). Capitalized terms used but not defined elsewhere herein have the meanings assigned to them on Exhibit A.
WHEREAS, the Principal Members are the record and beneficial owners of approximately seventy-seven percent (77%) of the outstanding Company Interests.
WHEREAS, Parent desires to acquire the Company on the terms and subject to the conditions set forth in this Agreement, and the parties intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger as a subsidiary of Parent.
WHEREAS, the board of directors of Parent (the “Board”) and Parent in its capacity as the sole member of Merger Sub have in accordance with applicable Law and their respective governing documents approved and adopted this Agreement and the consummation of the Transactions, including the Merger; and this Agreement and the consummation of the Transactions, including the Merger, have been approved by the Company Members pursuant to the Required Vote in accordance with applicable and the Company LLC Agreement.
WHEREAS, the Board has resolved to recommend to the stockholders of Parent the approval of the Equity Issuances.
WHEREAS, concurrently with the execution and delivery of this Agreement, all of the Key Persons and the Principal Members have entered into that certain Support Agreement (the “Support Agreement”) with Parent, attached hereto as Exhibit B, pursuant to which such Persons have agreed, among other things, to vote all of their Company Interests in favor of the approval of this Agreement, to become a party to this Agreement by way of joinder (to the extent such Persons are not Key Persons or Principal Members), to release Parent, Merger Sub and their Affiliates from certain Claims, and, in the case of the Key Persons, to guarantee, severally and not jointly, the obligations of the Principal Members.
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent has obtained representation and warranty insurance, solely for the benefit of Parent, related to Losses arising from breaches of the Company’s or any Company Member’s representations and warranties contained in Articles III or IV and certain other matters, a copy of which is attached hereto as Exhibit C (the “RWI Insurance Policy”).
WHEREAS, as a condition to the willingness of, and material inducement for, Parent and Merger Sub to enter into this Agreement, each Key Person (other than Thorappadi Vijayaraj) has, concurrently with the execution and delivery of this Agreement, executed and delivered to Parent an Employment Agreement, effective upon consummation of the Closing, attached hereto as Exhibit D-1 and D-2, respectively, and on or prior to the Closing, Thorappadi Vijayaraj will execute and deliver to Parent an Employment Agreement, effective upon consummation of the Closing, in form and substance reasonably acceptable to Parent (the employment agreement of each Key Person being referred to hereinafter as such Key Person’s “Employment Agreement,” and all Key Persons’ Employment Agreements, collectively, the “Employment Agreements”).
WHEREAS, concurrently with the execution and delivery of this Agreement, the Principal Members have executed and delivered to the Company a member consent, attached hereto as Exhibit E (the “Member Consent”), approving the Merger.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
Article I
THE MERGER
Section 1.1   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the LLCA, Merger Sub shall merge with and into the Company at the Effective Time, with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Surviving Company”), and the separate existence of Merger Sub shall thereupon cease. The separate existence of the Surviving Company, with all its rights, privileges and powers, shall continue after the Effective Time unaffected by the Merger except as otherwise provided herein. The Merger shall have the effects as provided in the LLCA and this Agreement. At the Effective Time, Parent shall own 100% of the issued and outstanding membership interests of the Surviving Company.
Section 1.2   Closing.   Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place by electronic exchange of documents and signatures via e-mail or in such other manner as shall be agreed upon by Parent and the Company (a) within five (5) Business Days after all of the conditions precedent to the Closing set forth in this Agreement (other than those conditions precedent that by their terms require the delivery of any documents or the taking of other action at the Closing but subject to the satisfaction or waiver thereof by the party entitled to such waiver in writing at the Closing) are satisfied or waived or (b) at such other time, on such other date and at such other place as may be mutually agreed upon in writing by Parent and the Company; provided, however, that, notwithstanding anything to the contrary in this Agreement, Parent shall not be required to consummate the Merger and the other Transactions prior to the earlier of (i) a date during the Marketing Period specified by Parent on no less than three (3) Business Days’ notice to the Company and (ii) the third (3rd) Business Day after the end of the Marketing Period. The date on which the Closing occurs is herein referred to as the “Closing Date”.
Section 1.3   Effective Time.   At the Closing, the Company shall file with the Secretary of State of Delaware a certificate of merger in the form attached as Exhibit F (the “Certificate of Merger”). The Merger shall become effective upon the filing of the Certificate of Merger or at such later time as may be agreed to by Parent and the Company in writing and specified in the Certificate of Merger (the date and time that the Merger becomes effective is referred to as the “Effective Time”).
Section 1.4   Deliveries at the Closing.   In addition to the other requirements set forth herein, at the Closing:
(a)   each Principal Member shall deliver, or cause to be delivered, each of the following to Parent and Merger Sub:
(i)   the certificates called for by Section 7.2(e), duly executed by such Principal Member;
(ii)   a certificate duly executed by the Secretary (or individual with comparable authority) of such Principal Member certifying as to: (A) the full force and effect of resolutions of its board of directors (or comparable governing body) and members attached thereto as exhibits evidencing the authority of such Principal Member to consummate the Transactions contemplated by the Transaction Documents to which it is or will be a party; (B) the full force and effect of the certificate of formation and limited liability company agreement of such Principal Member attached thereto as exhibits; and (C) the incumbency and signature of the officers of such Principal Member who have executed the Transaction Documents to which such Principal Member is or will be a party; and
(iii)   an IRS Form W-9, duly executed by each Principal Member;
(b)   the Company shall deliver, or cause to be delivered, each of the following to Parent and Merger Sub:

(i)   the certificate called for by the first sentence of Section 7.2(e), duly executed by the Company;
(ii)   a certificate duly executed by the Chief Executive Officer of the Company certifying as to: (A) the full force and effect of the Member Consent, (B) the full force and effect of the certificate of formation and the Company LLC Agreement attached thereto as exhibits; and (C) the incumbency and signature of the officers of the Company who have executed the Transaction Documents to which the Company is or will be a party;
(iii)   certificates from appropriate government officials (dated as of a recent date) certifying as to the good standing of the Company and each of its Subsidiaries in their respective jurisdictions of organization and in each jurisdiction in which they are qualified to conduct business as a foreign limited liability company;
(iv)   evidence, in form and substance reasonably satisfactory to Parent, of the termination of the Contracts listed on Schedule 1.4(b)(iv), in each case, effective prior to the consummation of the Closing and with a full release of any further liability or obligation to the Company or any of its Subsidiaries;
(v)   all consents, waivers and approvals with respect to the Merger and the other Transactions as set forth on Schedule 1.4(b)(v), in form and substance reasonably satisfactory to Parent;
(vi)   the Support Agreement, duly executed by the Requisite Company Members;
(vii)   evidence in form and substance reasonably satisfactory to Parent of the filing with the Secretary of State of Delaware by the Company of the Certificate of Merger and the Amended Certificate of Formation;
(viii)   the Escrow Agreement, duly executed by the Equityholders’ Representative;
(ix)   the Real Estate Transfer Agreement, duly executed by the Real Estate Buyer and the Real Estate Seller;
(x)   the Facility Lease Termination Agreement, duly executed by the Company and the Real Estate Seller;
(xi)   instruments in form and substance reasonably satisfactory to Parent necessary to record the termination and removal of all Liens (other than (i) Permitted Liens and (ii) Real Estate Permitted Liens) on any asset of any Group Company;
(xii)   a general release, in form and substance reasonably acceptable to Parent, duly executed by each Incentive Grantee with respect to their respective Promised Incentive Grants; and
(xiii)   the Employment Agreement, duly executed by Thorappadi Vijayaraj;
(c)   Parent and Merger Sub shall deliver, or cause to be delivered, each of the following to the Company:
(i)   the certificate called for by Section 7.3(c), duly executed by Parent and Merger Sub;
(ii)   a certificate duly executed by an executive officer of Parent certifying as to: (A) the full force and effect of resolutions of its board of directors attached thereto as an exhibit evidencing the authority of Parent to consummate the Transactions contemplated by the Transaction Documents to which it is or will be a party; and (B) the incumbency and signature of the officers of Parent who have executed the Transaction Documents to which Parent is or will be a party;
(iii)   a certificate duly executed by the Secretary (or Assistant Secretary) of Merger Sub certifying as to: (A) the full force and effect of resolutions of its board of managers and sole member attached thereto as exhibits evidencing the authority of Merger Sub to consummate the Transactions contemplated by the Transaction Documents to which it is or will be a party; and

(B) the incumbency and signature of the officers of Merger Sub who have executed the Transaction Documents to which Merger Sub is or will be a party;
(iv)   the Escrow Agreement, duly executed by Parent and the Escrow Agent;
(v)   an IRS Form W-9, duly executed by Parent; and
(vi)   the Employment Agreement for Thorappadi Vijayaraj, duly executed by Parent;
(d)   on the terms and subject to the conditions set forth in this Agreement, Parent shall pay or deposit, as the case may be, or cause to be paid or deposited, as the case may be:
(i)   to the Exchange Agent the Estimated Cash Merger Consideration, by wire transfer of immediately available funds in accordance with the Exchange Agent Agreement, for distribution by the Exchange Agent in accordance with Sections 1.7(a) and 2.1 to the Company Members by wire transfer of immediately available funds in accordance with the written wire instructions provided by the applicable Company Member in the Letter of Transmittal;
(ii)   to the Exchange Agent the Restricted Shares;
(iii)   to the Escrow Agent the Cash Merger Consideration Adjustment Escrow Amount and the Indemnity Escrow Amount to be held in escrow in accordance with Section 1.10 and Section 9.8, respectively, and the Escrow Agreement;
(iv)   to the PPP Lender (or its designee) the PPP Loan Escrow Amount to be held in escrow in accordance with Section 9.9 and the PPP Loan Escrow Agreement;
(v)   to the Equityholders’ Representative the Representative Expense Fund for use in accordance with Section 10.15;
(vi)   to the payees thereof, the Closing Company Transaction Expenses set out in the Preliminary Statement (including any Change of Control Payments payable to employees of a Group Company to be paid through the Company’s payroll systems on or prior to the next regular payroll date that is at least ten (10) Business Days following the Closing, less any required withholding); and
(vii)   (i) to the provider of the RWI Insurance Policy the outstanding portion of the premium and any other amounts payable under the RWI Insurance Policy (fifty percent (50%) of which shall be included as a Closing Company Transaction Expense under Section 10.1) and (ii) to the applicable providers, the other Estimated Company Transaction Expenses on behalf of the Company and its Subsidiaries to the extent unpaid at Closing, in the case of this clause (ii), subject to and in accordance with the written instructions provided by the Company to Parent at least three (3) Business Days prior to the Closing.
Section 1.5   Organizational Documents of the Surviving Company.   At the Effective Time, by virtue of the Merger, (i) the certificate of formation of the Company as in effect on the date of this Agreement and attached as Exhibit I shall be, from and after the Effective Time, the certificate of formation of the Surviving Company until thereafter changed or amended as provided by Law and such certificate of formation and (ii) the Company LLC Agreement shall be amended and restated in its entirety in the form substantially set forth on Exhibit J (such amended and restated Company LLC Agreement, the “Amended Company LLC Agreement”), and the Amended Company LLC Agreement shall be the new operating agreement of the Surviving Company, until thereafter changed or amended as provided by Law or such operating agreement.
Section 1.6   Officers and Managers of the Surviving Company.   From and after the Effective Time, (i) Surviving Company shall be member-managed by Parent as its sole member and (ii) the officers of the Surviving Company shall be determined pursuant to the terms of the Amended Company LLC Agreement.
Section 1.7   Effect on Company Interests and Merger Sub’s Membership Interests.
(a)   Conversion of Company Interests.   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any Company Member,

all Company Interests that are issued and outstanding immediately prior to the Effective Time (other than any Company Interests described in Section 1.7(b)) shall be cancelled and the holders thereof shall receive in exchange for such Company Interests, upon delivery of a Letter of Transmittal in accordance with Article II and Section 1.4(d)(i):
(i)   Such Company Member’s Pro Rata Percentage of the Estimated Cash Merger Consideration, which will be adjusted pursuant to Section 1.9;
(ii)   Such Company Member’s Pro Rata Percentage of the Restricted Shares, subject to Section 1.11;
(iii)   The right to receive such Company Member’s Pro Rata Percentage of the Earn-Out Payments, if any, solely if and to the extent required to be paid pursuant to Section 1.12;
(iv)   Such Company Member’s Pro Rata Percentage, if any, of the Cash Merger Consideration Adjustment Escrow Fund not used to satisfy any claim of Parent in respect of an Aggregate Downward Adjustment Amount pursuant to Section 1.9(e)(ii), to be distributed in accordance with Section 1.10, if any;
(v)   Such Company Member’s Pro Rata Percentage, if any, of the Indemnity Escrow Fund not used to satisfy any claim of the Parent Indemnified Parties for indemnification pursuant to Article IX, to be distributed in accordance with Section 1.10, if any;
(vi)   Such Company Member’s Pro Rata Percentage, if any, of the PPP Loan Escrow Fund not used to repay any remaining (unforgiven) balance on the PPP Loan following completion of the forgiveness process, to be distributed in accordance with Section 9.9, if any; and
(vii)   Such Company Member’s Pro Rata Percentage, if any, of the Representative Expense Fund released in accordance with Section 10.15.
The sum of all amounts payable to any Company Member under Sections 1.7(a)(i) and (ii) shall be referred to as such Company Member’s “Estimated Individual Closing Date Payment.” Not less than two (2) Business Days prior to the Closing Date, the Company shall deliver to Parent in writing its calculation of each Company Member’s Estimated Individual Closing Date Payment.
(b)   Cancellation Certain Company Interests.   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any Company Member, each Company Interest that is (i) held by Parent, Merger Sub or any other Subsidiary of Parent, or (ii) held in the treasury of the Company or owned by the Company or any of its Subsidiaries immediately prior to the Effective Time, shall automatically be cancelled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.
(c)   No Responsibility of Parent or Merger Sub for Allocation.   Each Company Member acknowledges and agrees that: (x) neither Parent nor Merger Sub or any other Affiliate of Parent (including the Surviving Company and its Subsidiaries) shall have any obligation with respect to the actual allocation among the Company Members of the Estimated Cash Merger Consideration, the Final Cash Merger Consideration, the Restricted Shares, the Earn-Out Payments or any other amount due to any Company Member under or in connection with this Agreement, and (y) payment in accordance with written instructions provided by the Company of any amount due to any Company Member hereunder shall be deemed to satisfy all obligations of Parent, Merger Sub or any other Affiliate of Parent (including the Surviving Company and its Subsidiaries) to make such payment to such Company Member.
(d)   Merger Sub’s Membership Interests.   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any Company Member, all units of Merger Sub’s membership interests issued and outstanding immediately prior to the Effective Time shall be converted into membership interests of the Surviving Company subject to and in accordance with the Amended Company LLC Agreement such that the membership interests of the Surviving Company held by Parent will equal 100% of the issued and outstanding membership interests of the Surviving Company at the Effective Time.

(e)   Total Consideration.   Notwithstanding anything to the contrary herein or in any other Transaction Document:
(i)   the sum of all Company Members’ Pro Rata Percentages of the Final Cash Merger Consideration shall not exceed the Final Cash Merger Consideration;
(ii)   the sum of all Company Members’ Pro Rata Percentages of the Restricted Shares shall not exceed the aggregate number of Restricted Shares;
(iii)   the sum of all Company Members’ Pro Rata Percentages of the Earn-Out Payments, if any, shall not exceed the sum of those Earn-Out Payments that become due and payable in accordance with Section 1.12; and
(iv)   the sum of the Final Cash Merger Consideration plus the Cash Merger Consideration Adjustment Escrow Amount shall not exceed the sum of the Cash Merger Consideration plus the Aggregate Upward Adjustment Amount, if any, or minus, the Aggregate Downward Adjustment Amount, if any, as the case may be.
To the extent that any other provision of this Agreement is inconsistent with the first sentence of this Section 1.7(e), Parent and the Company (if prior to the Closing) or the Equityholders’ Representative (if after the Closing) shall in good faith adjust such other provisions to conform to the first sentence of this Section 1.7(e) and each Company Member waives any right to receive in exchange for his, her or its Equity Interests of the Company an amount of cash that is inconsistent with the first sentence of this Section 1.7(e) and agrees to the adjustment of such other provisions by Parent and the Company or the Equityholders’ Representative (as applicable).
Section 1.8   Certain Adjustments.   If, between the date of this Agreement and the Effective Time: (i) the outstanding Company Interests shall have been increased, decreased, changed into or exchanged for a different number of units or different class, in each case, by reason of any reclassification, recapitalization, unit split, split-up, combination or exchange of units; (ii) a unit dividend or dividend payable in any other securities of the Company shall be declared with a record date within such period; or (iii) any similar event shall have occurred, then the merger consideration to be received hereunder by the Company Members shall be appropriately and equitably adjusted to provide the Company Members the same economic effect as contemplated by this Agreement prior to such event.
Section 1.9   Adjustment of Cash Merger Consideration.
(a)   Not less than five (5) Business Days prior to the Closing Date, the Company shall deliver to Parent (i) a written statement (the “Preliminary Statement”) setting forth in reasonable detail its good faith estimate of the Closing Net Cash/Debt Amount, the Closing Net Working Capital and the Closing Company Transaction Expenses (and the computations used in connection therewith), based on the most recent month-end balance sheet of the Company available to the Company at the time of the Company’s preparation of the Preliminary Statement (which, for the avoidance of doubt, if it is not the month-end balance sheet as of the most recently ended month, shall be the month-end balance sheet as of the previous month), with such adjustments as are necessary to reflect the Company’s good faith estimate of changes from the date of such balance sheet through the consummation of the Closing and (ii) such most recent month-end balance sheet of the Company referred to in the preceding subclause (i). The amounts set forth in the Preliminary Statement shall be used in order to determine the Estimated Net Cash/Debt Amount, the Estimated Net Working Capital and the Closing Company Transaction Expenses, unless within two (2) Business Days following the receipt by Parent of the Preliminary Statement, Parent delivers to the Company a written statement setting forth in reasonable detail the amount Parent believes to be the correct Closing Net Cash/Debt Amount, Closing Net Working Capital and the Closing Company Transaction Expenses (the “Preliminary Disagreement Notice”), in which case Parent and the Company shall seek in good faith to resolve in writing, within two (2) Business Days following the receipt by the Company of the Preliminary Disagreement Notice, any differences which they may have with respect to the matters specified in the Preliminary Statement. If they are able to so resolve any such differences, the Closing Net Cash/Debt Amount, the Closing Net Working Capital and/or the Closing Company Transaction Expenses agreed between Parent and the Company shall be used in order to determine the Estimated Net Cash/Debt Amount, the Estimated Net Working Capital

and/or the Closing Company Transaction Expenses, respectively, subject to further adjustment pursuant to this Section 1.9 and without prejudice to Parent’s right to include different numbers in the Closing Statement. If Parent and the Company are unable to so resolve any such differences, the average of the respective (i) Closing Net Cash/Debt Amount, Closing Net Working Capital and/or the Closing Company Transaction Expenses as included in the Preliminary Statement and (ii) Closing Net Cash/Debt Amount, Closing Net Working Capital and/or the Closing Company Transaction Expenses as included in the Preliminary Disagreement Notice shall be used in order to determine the Estimated Net Cash/Debt Amount, the Estimated Net Working Capital and/or the Closing Company Transaction Expenses, as applicable.
(b)   Within one hundred twenty (120) calendar days after the Closing Date, Parent shall prepare and deliver to the Equityholders’ Representative a written statement (the “Closing Statement”) setting forth in reasonable detail its calculation of the Closing Net Cash/Debt Amount, Closing Net Working Capital and the Closing Company Transaction Expenses.
(c)   During the sixty (60) calendar day period following the receipt by the Equityholders’ Representative of the Closing Statement, the Equityholders’ Representative and its Representatives shall be permitted to review during normal business hours and make copies reasonably required of (i) the working papers of Parent and the Company relating to the preparation of the Closing Statement and (ii) any supporting schedules, supporting analyses and other supporting documentation relating to the preparation of the Closing Statement, and Parent shall make its and the Company’s personnel involved in the preparation of the Closing Statement reasonably available to the Equityholders’ Representative in connection with such review. The Closing Statement shall become final and binding upon the parties on the sixtieth (60th) calendar day following delivery thereof (and the Closing Net Cash/Debt Amount, the Closing Net Working Capital and the Closing Company Transaction Expenses set forth therein shall become the Final Net Cash/Debt Amount, the Final Net Working Capital and the Final Company Transaction Expenses, respectively), except to the extent that the Equityholders’ Representative gives written notice of disagreement with the Closing Statement (the “Notice of Disagreement”) to Parent prior to such date. Any Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted (any such disagreement to be limited to whether such calculations of the Closing Net Cash/Debt Amount, Closing Net Working Capital and/or the Closing Company Transaction Expenses are mathematically correct and/or have been prepared in accordance with the definitions of Closing Net Cash/Debt Amount, Closing Net Working Capital and/or the Closing Company Transaction Expenses, and the definitions included in such definitions). If a Notice of Disagreement complying with the preceding sentence is received by Parent in a timely manner, then the Closing Statement (as revised in accordance with clause (I) or (II) in this sentence) shall become final and binding upon the parties on the earlier of (I) the date Parent and the Equityholders’ Representative resolve in writing all differences they have with respect to the matters specified in the Notice of Disagreement or (II) the date any disputed matters are finally resolved in writing by the Accounting Firm in accordance with the following Section 1.9(d).
(d)   During the thirty (30) calendar day period following receipt by Parent of a Notice of Disagreement that complies with the preceding paragraph, Parent and the Equityholders’ Representative shall seek in good faith to resolve in writing any differences which they may have with respect to the matters specified in the Notice of Disagreement. During such period, Parent and its Representatives shall be permitted to review and make copies reasonably required of (i) the working papers of the Equityholders’ Representative relating to the preparation of the Notice of Disagreement and (ii) any supporting schedules, supporting analyses and other supporting documentation relating to the preparation of the Notice of Disagreement. If, at the end of such thirty (30) calendar day period, the differences as specified in the Notice of Disagreement are not resolved, the Equityholders’ Representative and Parent shall promptly engage Ernst & Young or, if such accounting firm is not able or willing to so be engaged, another nationally recognized independent public accounting firm as shall be agreed upon by Parent and the Equityholders’ Representative (the “Accounting Firm”), and submit to the Accounting Firm for review and resolution any and all matters which remain in dispute and which are properly included in the Notice of Disagreement. In resolving any disputed item, the Accounting Firm shall: (i) be bound by the provisions of this Section 1.9 and the definitions of Closing Net Cash/Debt Amount, Closing Net Working Capital and the Closing Company Transaction Expenses, and the

definitions included in such definitions; (ii) limit its review to matters still in dispute as specifically set forth in the Notice of Disagreement (and only to the extent such matters are still in dispute following such thirty (30) calendar day period) and shall be instructed not to otherwise investigate matters independently; and (iii) subject to the preceding clauses (i) and (ii), further limit its review solely to whether the Closing Statement has been prepared in accordance with this Section 1.9. Parent and the Equityholders’ Representative shall make available to the Accounting Firm all relevant personnel of such party, working papers, supporting schedules, supporting analyses, other supporting documentation and other items reasonably requested by the Accounting Firm. The determination of any item that is a component of Closing Net Cash/Debt Amount, Closing Net Working Capital and/or the Closing Company Transaction Expenses and is the subject of a dispute cannot, however, be in excess of, or less than, the greatest or lowest value, respectively, claimed for any particular item in the Closing Statement or the Notice of Disagreement (or, if different, the value claimed by the relevant party at the end of such thirty (30) calendar day period). The Equityholders’ Representative and Parent shall use reasonable best efforts to cause the Accounting Firm to render a decision resolving the matters in dispute within thirty (30) calendar days following the submission of such matters to the Accounting Firm. The parties agree that the resolution by the Accounting Firm of any disputed items shall be final and binding and conclusive on the parties hereto, not appealable and not subject to further review. The parties further agree that the procedure set forth in this Section 1.9 for resolving disputes with respect to the Closing Net Cash/Debt Amount, Closing Net Working Capital and/or the Closing Company Transaction Expenses shall be the sole and exclusive method for resolving such disputes, provided, that judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the party against which such determination is to be enforced. Except as specified in the following sentence, the fees and expenses of the Accounting Firm in connection with the Accounting Firm’s determination of Closing Net Cash/Debt Amount, Closing Net Working Capital and/or the Closing Company Transaction Expenses pursuant to this Section 1.9(d) shall be borne, in its entirety, by the party (or, in the case of the Company Members, the Company Members based on their respective Pro Rata Percentage) whose calculation of the Closing Cash Merger Consideration (based on its calculation of the Closing Net Cash/Debt Amount, Closing Net Working Capital and/or the Closing Company Transaction Expenses as initially submitted to the Accounting Firm) is furthest away from the Final Cash Merger Consideration based upon the Final Net Cash/Debt Amount, Final Net Working Capital and/or the Final Company Transaction Expenses as determined by the Accounting Firm. The fees and expenses incurred by Parent in connection with the issuance of the Closing Statement and the other matters set forth in this Section 1.9 shall be borne by Parent, and the fees and expenses of incurred by the Company Members or the Equityholders’ Representative in connection with its review of the Closing Statement and the other matters set forth in this Section 1.9 shall be borne by the Company Members based on their respective Pro Rata Percentage.
(e)   If:
(i)   the Final Cash Merger Consideration is equal to or exceeds the Estimated Cash Merger Consideration, (x) the Cash Merger Consideration Adjustment Escrow Fund shall be released by the Escrow Agent to the Company Members in accordance with Section 1.10 and (y) Parent shall, within ten (10) Business Days after the Determination Date, make payment to the Exchange Agent (for distribution to the Company Members in accordance with their respective Pro Rata Percentages), by wire transfer of immediately available funds in accordance with the Exchange Agent Agreement, of the amount by which the Final Cash Merger Consideration exceeds the Estimated Cash Merger Consideration (the “Aggregate Upward Adjustment Amount”); or
(ii)   the Estimated Cash Merger Consideration exceeds the Final Cash Merger Consideration, the lesser of (A) the amount by which the Estimated Cash Merger Consideration exceeds the Final Cash Merger Consideration and (B) the Cash Merger Consideration Adjustment Escrow Amount (the “Aggregate Downward Adjustment Amount”) shall, within five (5) Business Days after the Determination Date, be released by the Escrow Agent to Parent by wire transfer of immediately available funds out of the Cash Merger Consideration Adjustment Escrow Fund.
(A)   To the extent that the Cash Merger Consideration Adjustment Escrow Fund is insufficient to pay the Aggregate Downward Adjustment Amount (such insufficiency, the

“Aggregate Downward Adjustment Insufficiency”), such Aggregate Downward Adjustment Insufficiency shall within five (5) Business Days after the Determination Date be paid to Parent by the Company Members, severally and not jointly, on the basis of their respective Pro Rata Percentages. To the extent that Parent is unable to recover the entire amount of the Aggregate Downward Adjustment Insufficiency from the Company Members prior to the first (1st) anniversary of the Determination Date, notwithstanding anything to the contrary contained in this Agreement, Parent’s obligation to make any payment, if any, with respect to the Gross Profit Earn-Out under Section 1.12(a)(i) shall automatically be reduced by such shortfall.
(B)   To the extent that the Cash Merger Consideration Adjustment Escrow Fund exceeds the Aggregate Downward Adjustment Amount, the balance shall be released by the Escrow Agent to the Company Members in accordance with Section 1.10.
(f)   Any payment required to be made under this Section 1.9 shall be deemed an adjustment to the Final Cash Merger Consideration.
Section 1.10   Merger Consideration Adjustment Escrow Fund.   The Cash Merger Consideration Adjustment Escrow Fund shall be held and disbursed by the Escrow Agent in accordance with the terms of the Escrow Agreement and this Agreement; provided, that in the event of conflict between the Escrow Agreement and this Agreement, this Agreement shall prevail as among the parties to this Agreement. The Cash Merger Consideration Adjustment Escrow Fund shall constitute an escrow fund securing any claim of Parent in the event that there is an Aggregate Downward Adjustment Amount, and shall be used solely to promptly satisfy any claim of Parent pursuant to Section 1.9(e)(ii) in respect of any Aggregate Downward Adjustment Amount. Any portion of the Cash Merger Consideration Adjustment Escrow Fund that is not used to satisfy any claim of Parent pursuant to Section 1.9(e)(ii) in respect of any Aggregate Downward Adjustment Amount shall, as promptly as reasonably practicable after the Determination Date, be released by the Escrow Agent to the Exchange Agent for distribution to the Company Members in accordance with their respective Pro Rata Percentages. Parent and the Equityholders’ Representative shall deliver joint instructions to the Escrow Agent to release the Cash Merger Consideration Adjustment Escrow Fund if required by, and in accordance with, Section 1.9(e).
Section 1.11   Restricted Shares.
(a)   Each Principal Member shall not, and each Key Person shall cause the Principal Member of which such Key Person owns, directly or indirectly, Equity Interests not to, Transfer any Restricted Shares, provided, that the foregoing restriction shall cease to apply as to 25% each of such Principal Member’s Restricted Shares on the six, twelve, eighteen and twenty-four months anniversaries of the Closing Date.
(b)   Each Company Member other than the Principal Members shall not Transfer any Restricted Shares, provided, that the foregoing restriction (such restrictions, together with the restrictions set forth in Section 1.11(a), collectively, the “Transfer Restrictions”) shall expire and cease to apply as to 50% of each of such Company Member’s Restricted Shares on the three months anniversary of the Closing Date and as to 50% on the six (6) month anniversary of the Closing Date.
(c)   With the exception of the Transfer Restrictions and subject to the provisions of Section 6.13, the Restricted Shares shall provide the holders thereof with voting rights and all other rights of a holder of Parent Common Stock in accordance with Parent’s certificate of incorporation and bylaws upon issuance of such Restricted Shares at Closing, provided, that for such time as and to the extent that the Transfer Restrictions have not yet expired, the Company Members shall be required to vote the Restricted Shares that remain subject to Transfer Restrictions, at any annual or special meeting of stockholders of Parent that occurs during such period, (a) in favor of all directors nominated by the Board for election (subject to the rights of the Key Persons set forth in Section 6.9), (b) in favor of the ratification of the appointment of Parent’s registered public accounting firm for the relevant fiscal year, (c) in accordance with the Board’s recommendation with respect to Parent’s “say-on-pay” proposal and (d) in accordance with the Board’s recommendation with respect to any other Parent proposal or stockholder proposal or nomination presented at such meeting (other than in connection with a Significant Event).

(d)   Notwithstanding the foregoing, the Transfer Restrictions shall not apply to (i) Transfers effected as a result of the consummation of an Acquisition Transaction, (ii) Transfers made in connection with a Tender Offer, (iii) Transfers made with the consent of the Board or (iv) Transfers (A) to a Controlled Affiliate of such Principal Member or to a Key Person or a Controlled Affiliate thereof, (B) to a trust under which the distribution of Restricted Shares may be made only to such Principal Member, a Key Person and/or any Controlled Affiliate or Relative thereof or (C) by will or intestacy to such natural person’s estate, spouse, children, ancestors or any descendants of any ancestors; provided, that each such Transfer shall comply with applicable securities laws and each such transferee shall make appropriate securities laws representations and warranties and agree to become subject to the Transfer Restrictions and, in the case of a Transfer of Restricted Shares issued to a Key Person or Principal Member hereunder, the provisions of Section 6.13, and in the case of all such Transfers pursuant to an instrument of assignment and assumption reasonably satisfactory to Parent.
(e)   The shares of Parent Common Stock comprising the Restricted Shares to be issued to the Company Members in consideration for the outstanding Company Interests pursuant to this Agreement will be issued from Parent to the Company Members in a private placement transaction, pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act. The offering and issuance of the shares of Parent Common Stock hereunder will not be registered with the SEC, and accordingly, the shares of Parent Common Stock will be “restricted securities” under the Securities Act. Any subsequent offer, sale or disposition of the shares of Parent Common Stock by a Company Member must be either registered under the Securities Act and applicable state securities laws or exempt from such registration requirements (including pursuant to the safe harbor provided by Rule 144 promulgated under the Securities Act).
Section 1.12   Earn-Out.
(a)   Subject to the following terms and conditions, Parent shall make the following payments, if any, to the Exchange Agent (for distribution to the Company Members in accordance with their respective Pro Rata Percentages) (collectively, the “Earn-Out Payments”):
(i)   An amount of up to $25 million (the “Gross Profit Earn-Out”) shall be payable as follows:
(A)   An amount up to $12.5 million in the aggregate (the “GP Earn-Out”) shall be payable as follows: if during the first 24 months starting on the first day of the month following the month in which the Closing occurs (the “Gross Profit Earn-Out Period”), the Gross Profit generated by the Novitium Portfolio minus Required CapEx is greater than or equal to $95 million, Parent will pay an amount, not to exceed $12.5 million, calculated by multiplying $12.5 million by a fraction, (i) the numerator of which is the amount by which (A) the Gross Profit generated during the Gross Profit Earn-Out Period minus Required CapEx made during the Gross Profit Earn-Out Period exceeds (B) $80 million, and (ii) the denominator of which is $25 million; and
(B)   An amount equal to $12.5 million (the “ANDA Filing Earn-Out”) if the Company makes all of the FDA Filings during the Gross Profit Earn-Out Period with respect to all of the Existing Pipeline ANDAs (which list shall be subject to adjustment both prior to and following the Closing upon mutual agreement of Parent and the Key Persons);
provided, in the case of each of clauses (A) and (B), that the annualized R&D expenses of the Company in respect of the Novitium Portfolio and the Existing Pipeline ANDAs relevant to the calculation of the Gross Profit Earn-Out do not exceed $16 million per year for each year during the Gross Profit Earn-Out Period (“R&D Expenses”); and/or
(ii)   Another amount up to $21.5 million (the “505(b)(2) Earn-Out”) shall be payable as follows: Out of the Net Profit generated by the 505(b)(2) Products, the Company Members shall receive 20%, payable on a quarterly basis until the earlier to occur of (i) the sum of all such payments being equal to $21.5 million in the aggregate and (ii) the tenth anniversary of FDA Approval of the applicable 505(b)(2) Product.

(b)   In respect of the Gross Profit Earn-Out, within sixty (60) calendar days after the expiration of (i) each full twelve months period of the Gross Profit Earn-Out Period and (ii) the Gross Profit Earn-Out Period, Parent shall provide the Equityholders’ Representative with a statement setting forth Parent’s calculation of the Gross Profit, Required CapEx and the R&D Expenses. In respect of the 505(b)(2) Earn-Out, within forty-five (45) calendar days after the end of each quarter during which the 505(b)(2) Earn-Out can be earned in accordance with its terms, Parent shall provide the Equityholders’ Representative with a statement setting forth Parent’s calculation of Net Profit generated by the 505(b)(2) Products in respect of such quarter (it being understood and agreed that the first quarter in respect of which Parent shall provide such statement shall be the quarter following the quarter in which the Closing occurs, provided that such statement shall cover the entire period from and after the Closing Date through the end of such quarter following the quarter in which the Closing occurs). Within forty-five (45) calendar days of receipt of any of the foregoing statements, the Equityholders’ Representative shall have the right to dispute such calculations, and the provisions of Section 1.9(c) and (d) shall apply mutatis mutandis. Parent shall make, or cause to be made, the applicable Earn-Out Payment to the Exchange Agent for distribution to the Company Members in accordance with their respective Pro Rata Percentages within seven (7) calendar days upon final determination of (i) in the case of Section 1.12(a)(i)(A), the final determination the Gross Profit, Required CapEx and the R&D Expenses, (ii) in the case of Section 1.12(a)(i)(B), the making of the last outstanding FDA Filing and the related final determination of the R&D Expenses, and (iii) in the case of the 505(b)(2) Earn-Out, the final determination of Net Profit in respect of the applicable quarter, such final determination each in accordance with the provisions of Section 1.9(c) and (d), applied mutatis mutandis.
(c)   Parent’s obligation to make any Earn-Out Payment is an independent obligation, and the obligation to pay any of the Gross Profit Earn-Out or the 505(b)(2) Earn-Out shall not obligate Parent to make the respective other Earn-Out Payment or any portion thereof.
(d)   If a Key Person is terminated by Parent or its Subsidiaries without Cause (as defined in such Key Person’s Employment Agreement) or resigns from Parent or its Subsidiaries for Good Reason (as defined in such Key Person’s Employment Agreement), in each case, following the Closing but prior to the end of the Gross Profit Earn-Out Period, such Key Person’s pro rata portion (determined (i) if such Key Person is a Principal Member in his individual capacity, by reference to the Pro Rata Percentage of such Principal Member, (ii) if such Key Person is (or is also) a direct or indirect holder of Equity Interests in a Principal Member, by multiplying (A) the Pro Rata Percentage of the Principal Member of which such Key Person owns Equity Interests by (B) a fraction, the numerator of which is the number of Equity Interests directly or indirectly held by such Key Person in such Principal Member and the denominator of which is the sum of all outstanding Equity Interests of such Principal Member or (iii) if such Key Person is both a Principal Member in his individual capacity and the direct or indirect owner of Equity Interests in a Principal Member, by adding together the Pro Rata Percentages calculated pursuant to subclauses (i) and (ii) above) of any Gross Profit Earn-Out that has not yet been earned and/or paid shall become payable in full by Parent to the Principal Member (in the case of a Key Person that is a Principal Member in his individual capacity) and/or, as applicable, the Principal Member of which such Key Person directly or indirectly owns Equity Interests for distribution to such Key Person in accordance with the foregoing parenthetical.
(e)   Each Company Member acknowledges the absolute right of Parent, the Company and their respective Subsidiaries (and the right of the respective directors and officers of any of the foregoing) to operate, manage and invest in the respective business of Parent, the Company or any of their respective Subsidiaries in the exercise of their sole discretion, and agree that Parent, the Company and their respective Subsidiaries shall, from and after the consummation of the Closing, have no liability or obligation or fiduciary duty to any of the Company Members with respect to (i) any Earn-Out Payment in connection with their operation of the business of Parent, the Company or any of their respective Subsidiaries or (ii) the achievement or maximization of any Earn-Out Payment; provided, however, that:
(i)   in respect of the ANDA Filing Earn-Out, Parent will cause the Company to expend in accordance with Parent’s instructions up to the full $16 million per year of R&D Expenses and shall not, in connection therewith, take any action (or omit to take any action) the principal purpose of which is to frustrate the ability to achieve the ANDA Filing Earn-Out; provided, further, that, if Parent chooses to instruct the Company to expend more than $16 million per year of R&D Expenses, Parent shall not be relieved from its obligation to pay the ANDA Filing Earn-Out (if the conditions set forth in Section 1.12(a)(i)(B) are otherwise satisfied); and
(ii)   in respect of the GP Earn-Out, (A) Parent shall, and shall cause the Company to, use efforts and resources consistent with the past practice of Parent related to the development, approval, manufacture or commercialization of pharmaceutical products that are similarly situated and at a similar stage of development or commercialization as the Novitium Portfolio (and of similar market or profit potential and strategic value, based on conditions then prevailing) that are owned (and not licensed) by Parent and (B) if Parent chooses to instruct the Company to expend more than $16 million per year of R&D Expenses, Parent shall not be relieved from its obligation to pay the GP Earn-Out (if the conditions set forth in Section 1.12(a)(i)(A) are otherwise satisfied); and
(iii)   in respect of the 505(b)(2) Earn-Out, none of Parent or the Company shall take any action the principal purpose of which is to frustrate the ability to achieve the payments contemplated thereby.
(f)   No Company Member shall have the right to transfer or assign (whether by operation of law, in connection with any sale, assignment or other transfer of any securities or otherwise) any interest or right he or she may have in or to receive or participate in any portion of any Earn-Out Payment and any attempt to do so shall be void. The Earn-Out Payments and the provisions of Section 1.12 relating to the Earn-Out Payments are intended solely for the benefit of the Company Members, and the right (if any) to receive distributions in connection with the Earn-Out Payment shall be personal to those Persons. Notwithstanding the foregoing, a Company Member may transfer such rights (i) in the case of a Company Member that is an entity, to such Company Member’s successors or a transferee of all or substantially all of such Company Member’s assets and (ii) in the case of a Company Member that is a natural person, if such transfer is made for bona fide estate planning purposes, either during his or her lifetime or on death by will or intestacy to such natural person’s estate, spouse, children, ancestors or any descendants of any ancestors; provided, that each such transfer shall comply with applicable securities laws and, assuming such transfer is permitted by applicable securities laws, each such transferee shall make appropriate securities laws representations and warranties pursuant to an instrument of assignment and assumption reasonably satisfactory to Parent.
Article II
CONVERSION OF SECURITIES
Section 2.1   Exchange Procedures.
(a)   Prior to the Effective Time, Parent shall select an institution reasonably acceptable to the Company to act as the exchange agent (the “Exchange Agent”) in the Merger for the purposes of distributing the Estimated Cash Merger Consideration to the Company Members pursuant to Section 1.7(a)(i), and exchanging Company Interests for the Restricted Shares that the Company Members are entitled to receive pursuant to Section 1.7(a)(ii).
(b)   Prior to the Effective Time, Parent will send, or will cause the Exchange Agent to send, to each holder of record of Company Interests a Letter of Transmittal. Any Company Member shall be required to deliver to the Exchange Agent a duly executed Letter of Transmittal, a duly executed IRS Form W-9 and such other documents as may be reasonably requested by the Exchange Agent to receive the merger consideration that such holder is entitled to receive upon Closing pursuant to Section 1.7(a). No dividends or other distributions with respect to Restricted Shares issuable pursuant to the Merger shall be paid to the holder of any unsurrendered Company Interests until such Company Interests are properly surrendered together with a duly completed Letter of Transmittal and such other documents as may be reasonably requested by the Exchange Agent. Upon receipt thereof by the Exchange Agent, each holder of record of Company Interests were converted into the right to receive the merger consideration pursuant to Section 1.7(a) shall be entitled to receive, as promptly as practicable after receipt of the Letter of Transmittal, the applicable merger consideration and the Company Interests of such holder shall forthwith be canceled. No interest shall be paid or accrue on any cash payable upon conversion of any Company Interests.
(c)   No fractional Restricted Shares shall be issued in the Merger, but in lieu thereof each Company Member otherwise entitled to a fractional Restricted Share will be entitled to receive a cash payment in lieu of such fractional Restricted Shares in an amount determined by multiplying (i) the fractional share interest to which such holder would otherwise be entitled by (ii) $30.00. No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.
Section 2.2   Undistributed Merger Consideration.   Any portion of the merger consideration that remains unclaimed by the Company Members on the date that is twelve months after the date such consideration is delivered to the Exchange Agent hereunder or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any Government Authority shall, to the extent permitted by Law, be returned by the Exchange Agent to the Surviving Company. Thereafter, any Company Member who has not theretofore complied with Section 2.1 shall only look to the Surviving Company with respect to any merger consideration to which a Company Member may be entitled to pursuant to Section 1.7(a), but subject to Section 2.3.
Section 2.3   No Liability.   None of Parent, Merger Sub, the Company, the Surviving Company, the Equityholders’ Representative or their respective Representatives shall be liable to any Person in respect of any merger consideration to which a Company Member may be entitled to the extent delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
Section 2.4   Withholding Rights.   Parent, the Surviving Company and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Company Member any Taxes that it is required to deduct and withhold under the Internal Revenue Code of 1986, as amended (the “Code”), or any other provision of United States federal, state, local or non-U.S. Tax Law, so long as such amounts are paid to the appropriate Taxing Authority. Before making any such deduction or withholding from the payment of any amounts other than compensation for services, Parent, the Surviving Company or the Exchange Agent, as the case may be, shall use its commercially reasonable efforts to give the Company (if prior to the Closing) or the applicable recipient from which funds would be withheld (if after the Closing) at least three (3) Business Days advance written notice of its intention to make such deduction or withholding and shall cooperate with the Company or such recipient (as applicable) in good faith to obtain reduction of or relief from such deduction or withholding, at the Company Members’ expense. To the extent that amounts are so deducted and withheld by such Person and paid over to the appropriate Taxing Authority, the amounts so deducted and withheld shall be treated for all purposes of this Agreement as having been paid to such Company Member.
Section 2.5   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Company will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, all deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Company or Merger Sub, all other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Company all right, title and interest in, to and under all of the rights, properties or assets acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger.
Section 2.6   Company Transfer Books.   At the Effective Time, the books of the Company shall be closed and there shall be no further registration of transfers on the transfer books of the Company with respect to Company Interests of the Company that were issued and outstanding immediately prior to the Effective Time.
Section 2.7   No Appraisal Rights.   The parties acknowledge and agree that the Company Members are not entitled to any dissenters’ rights as a result of the Merger under the LLCA or the Company LLC Agreement.

Article III
REPRESENTATIONS AND WARRANTIES OF
THE KEY PERSONS AND COMPANY MEMBERS
Except as set forth in the Company Disclosure Schedule, to the extent permitted in accordance with Section 10.16, each Company Member (which term shall be deemed to include Key Persons for purposes of this Article III only) represents and warrants to Parent and Merger Sub solely as to such Company Member, as of the date of this Agreement and as of the Closing Date (other than the representations and warranties which are as of a specified date, which speak only as of such date), as follows:
Section 3.1   Organization and Power.   Such Company Member is a natural person or a legal entity of the type set forth next to such Company Member’s name on the signature page hereto. If such Company Member is a natural person, he or she is competent and has all requisite legal capacity, power and authority to execute and deliver this Agreement and the other Transaction Documents to which he, she or it is or will be a party to and perform his or her obligations hereunder or thereunder. If such Company Member is not a natural person, it has been duly organized and is validly existing and in good standing under the Laws of the jurisdiction of its organization. Such Company Member has all requisite corporate or equivalent power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is or will be a party to and to perform its obligations hereunder and thereunder.
Section 3.2   Execution and Delivery; Valid and Binding Agreement.   Such Company Member has full power, legal capacity and authority to execute and deliver this Agreement and the other Transaction Documents to which he, she or it is or will be a party to and to perform its, his or her obligations hereunder and thereunder and to consummate the Transactions. This Agreement has been, and prior to the Closing, the other Transaction Documents will be, duly executed and delivered by such Company Member and, assuming that this Agreement and such other Transaction Document are or will be valid and binding obligations of Parent, the Company and the other Company Members party thereto, this Agreement and such other Transaction Documents constitute or will constitute at the Closing valid and binding obligations of such Company Member, enforceable against such Company Member in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 3.3   No Breach.   Assuming the receipt of all consents and approvals set forth on Section 3.3 of the Company Disclosure Schedule, the execution, delivery and performance of this Agreement and the other Transaction Documents to which he, she or it is or will be a party by such Company Member and the consummation of the Transactions by such Company Member do not and will not (after notice or lapse of time or both, or the taking of any action by any other Person): (i) conflict with or violate any provision of the certificate of formation or operating agreement (or similar governing instruments) of such Company Member that is an entity, (ii) result in the creation of any Lien (other than Liens imposed pursuant to applicable federal and state securities Laws or Liens incurred in connection with the Debt Financing), upon any assets of such Company Member (including the Company Interests), (iii) require on the part of such Company Member any notice or filing with, or any Permit or other authorization of, or any exemption by, any Government Authority other than actions required under the HSR Act, (iv) with such exceptions as, individually or in the aggregate, have not had, and are not reasonably likely to have, a Company Material Adverse Effect, conflict with, result in a breach of, constitute a default under, result in the acceleration of, give rise to any right to accelerate, terminate, modify or cancel, or require any notice, consent, authorization, approval or waiver under, or result in any other adverse consequence under, any (A) Permit or (B) Contract to which (I) the Company is a party or by which the Company is bound or to which any of the assets or properties of the Company is subject or (II) such Company Member is a party or by which such Company Member is bound or to which any of the assets or properties of such Company Member (including the Company Interests) is subject, or (v) breach the terms of or cause any default under any Law applicable to such Company Member or any of its respective properties, assets or securities (including the Company Interests).
Section 3.4   Litigation.   Except as set forth on Section 3.4 of the Company Disclosure Schedule, there are no Actions pending or, to such Company Member’s knowledge, threatened against or affecting,

such Company Member or any such Company Member’s properties or rights (including such Company Member’s Company Interests), at law or in equity, before or by any court, arbitrator, panel or other Government Authority that would reasonably be expected to adversely affect the ability of such Company Member to perform such Company Member’s obligations under, or consummate the Transactions contemplated by, this Agreement or any of the other Transaction Documents to which such Company Member is a party.
Section 3.5   Ownership.   Such Company Member is the record and beneficial owner of the Company Interests listed next to his, her or its name on the Member Allocation Schedule and there are no voting trusts, equityholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of such Company Interests. Such Company Member has good and valid title to such Company Interests, free and clear of any and all Liens (other than Permitted Liens).
Section 3.6   Company Confidential Information.   Such Company Member has held in confidence, and has not provided (directly or indirectly) for the use or benefit of any Person other than any Group Company, or used for the purpose of any Person other than any Group Company, any confidential information pertaining to the Company and its Subsidiaries (“Company Confidential Information”), except to the extent that such Company Confidential Information (a) is permitted to be shared with a Person pursuant to a confidentiality agreement, or (b) has been compelled to be disclosed by judicial or administrative process or by other requirements of Law.
Section 3.7   Insider Transactions.   Section 4.25(a) of the Company Disclosure Schedule describes all Contracts between any Group Company, on the one hand, and such Company Member, on the other hand, and Section 4.25(b) of the Company Disclosure Schedule describes all transactions (including any payments) between any Group Company, on the one hand, and any Insider, on the other hand (“Insider Transactions”) to which such Company Member or a Controlled Affiliate thereof is a party, that are currently in effect or have occurred during the past three (3) years, other than cash compensation paid by any Group Company in the Ordinary Course. Except as set forth on Section 4.25(c) of the Company Disclosure Schedule, neither such Company Member nor any Controlled Affiliate thereof owes any amounts to the Company or any of its Subsidiaries.
Section 3.8   Suitability.   Such Company Member (a) has never been convicted of, plead no contest to or indicted for any felony or any crime involving fraud, misrepresentation, bribery or moral turpitude, (b) is not subject to any Order barring, suspending or otherwise limiting the right of such Company Member to engage in any activity or (c) has never been denied any Permit affecting the ability of such Company Member to conduct any activity currently conducted or currently contemplated to be conducted by such Company Member, nor, to the knowledge of such Company Member, is there any basis upon which such Permit may be denied.
Section 3.9   Accredited Investor.   Each Principal Member is an “accredited” investor as that term is defined in Rule 501 under the Securities Act (“Accredited Investor”). Each Company Member (i) is a sophisticated investor with respect to the transactions described herein and, either alone or with a representative, has such knowledge and experience in financial and business matters sufficient to evaluate the merits and risks of owning and investing in securities similar to the Parent Common Stock, making an informed decision with respect thereto, and evaluating properly the terms and conditions of this Agreement, and he, she or it has made its own analysis and decision to approve the Merger, (ii) acknowledges the availability of the Parent SEC Documents, and (iii) has obtained all information it deems necessary or appropriate in order to approve the Merger.
Section 3.10   Investment Intent.   The Restricted Shares are being acquired by each Company Member for its own account, and not for any other Person, for investment purposes only and not with a view to any distribution of the Restricted Shares. Each Company Member will not Transfer any Restricted Shares, or any part thereof or interest therein, in a transaction that would violate the registration requirements of the Securities Act or the securities laws of any state, without prejudice, however, to the rights of such Principal Member to Transfer any part of such Restricted Shares under an effective registration statement or applicable exemption from registration under the Securities Act and any applicable state securities law.
Section 3.11   Legend.   Each Company Member acknowledges that, so long as required by Law, certificates evidencing the Restricted Shares and any securities issued in exchange for or in respect thereof shall bear a legend to the following effect:”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.”
Section 3.12   NO ADDITIONAL REPRESENTATIONS.   WITHOUT LIMITING ANY CLAIM FOR FRAUD IN THE MAKING OF A REPRESENTATION OR WARRANTY CONTAINED IN THIS ARTICLE III OR IN ANY OTHER TRANSACTION DOCUMENT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ARTICLE III OR IN ANY OTHER TRANSACTION DOCUMENT, SUCH COMPANY MEMBER DOES NOT MAKE AND HAS NOT MADE ANY REPRESENTATION OR WARRANTY IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. SUCH COMPANY MEMBER EXPRESSLY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO PARENT, ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), INCLUDING AS TO THE CONDITION, VALUE OR QUALITY OF SUCH COMPANY MEMBER’S ASSETS, AND SUCH COMPANY MEMBER SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO ITS ASSETS, ANY PART THEREOF, THE WORKMANSHIP THEREOF, AND THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT.
Article IV
REPRESENTATIONS AND WARRANTIES REGARDING THE GROUP COMPANIES
Except as set forth in the Company Disclosure Schedule, to the extent permitted in accordance with Section 10.16, the Company represents and warrants to Parent and Merger Sub as of the date of this Agreement and as of the Closing Date (other than the representations and warranties which are as of a specified date, which speak only as of such date), as follows:
Section 4.1   Organization and Corporate Power.   The Company is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its businesses as currently conducted and currently contemplated to be conducted. The Company is duly qualified or licensed to do business and is in good standing as a foreign limited liability company in every jurisdiction in which its ownership of property or the conduct of business as now conducted requires it to qualify or be licensed (the jurisdictions set forth in Section 4.1 of the Company Disclosure Schedule), except where the failure to be so qualified or licensed, individually or in the aggregate, has not had, and is not reasonably likely to have, a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has delivered to Parent true, correct and complete copies of the Company’s certificate of formation and operating agreement, each as presently in effect.
Section 4.2   Subsidiaries.
(a)   Except as listed in Section 4.2 of the Company Disclosure Schedule, the Company has no Subsidiaries and does not own or have any interest in any equity securities or convertible securities of, or have an ownership interest in, any other Person. The Company owns all of the issued and outstanding Equity Interests or other equity awards of each of its Subsidiaries, free and clear of any and all Liens. All of the issued and outstanding Equity Interests of the Company’s Subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and have not been issued in violation of any preemptive right or of any federal or state securities law. There is no security, option, warrant, right, call, subscription, agreement, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly

(i) calls for the issuance, redemption, sale, pledge or other disposition of any Equity Interests or other equity awards of any of the Company’s Subsidiaries or any security convertible into, or other rights to acquire, any Equity Interests or other equity awards of any of the Company’s Subsidiaries, (ii) obligates the Company or any of its Subsidiaries to grant, offer or enter into any of the foregoing or (iii) relates to the voting or control of such Equity Interests, securities or rights. None of the Company’s Subsidiaries has created any “phantom stock,” stock appreciation rights or other similar rights, the value of which is related to or based upon the price or value of any class or series of Equity Interests or other equity awards of the Company’s Subsidiaries. None of the Company’s Subsidiaries has outstanding Debt or Debt instruments providing for voting rights with respect to the Company’s Subsidiaries to the holders thereof. No Person is entitled to any preemptive or similar rights to subscribe for Equity Interests or other equity awards of the Company’s Subsidiaries. None of the Company’s Subsidiaries has granted to any Person the right to demand or request that the Company’s Subsidiaries effect a registration under the Securities Act of any securities held by such Person or to include any securities of such Person in any such registration by the Company’s Subsidiaries. The Company acquired the shares of the Indian Subsidiary under the automatic route (as defined under regulations prescribed by the Reserve Bank of India and Department for Promotion of Industry and Internal Trade) in compliance with the extant foreign exchange regulations.
(b)   Each of the Company’s Subsidiaries is the type of entity listed on Section 4.2 of the Company Disclosure Schedule and is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite corporate (or other) power and authority to own, lease and operate the properties used in its business and to carry on its business as currently conducted and currently contemplated to be conducted. Each of the Company’s Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or limited liability company, as applicable, in the states and jurisdictions set forth in Section 4.2 of the Company Disclosure Schedule. Each of the Company’s Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of its property or the conduct of its business as now conducted requires it to qualify except where the failure to be so qualified, individually or in the aggregate, has not had, and is not reasonably likely to have, a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has delivered to Parent true, correct and complete copies of the certificate of formation and operating agreement (or comparable organizational documents with different names) of each of the Company’s Subsidiaries, each as presently in effect.
Section 4.3   Authorization; Valid and Binding Agreement; No Breach.
(a)   The Company has the limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which it is or will be a party, to perform its obligations hereunder and thereunder and to consummate the Merger and the other Transactions.
(b)   The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger requires authorization and approval by Company Members holding more than seventy-five percent (75%) of the total outstanding Class A Units of the Company (the “Required Vote”). The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is or will be a party and the consummation of the Merger and the other Transactions has been duly and validly authorized and approved in accordance with Section 5.2(b) of the Company LLC Agreement and the LLCA, and the Member Consent has been adopted by the Required Vote, and, except for the filing of the Certificate of Merger, no other limited liability company proceedings of the Company (or its equityholders in their capacity as such) are necessary for the Company to authorize and approve this Agreement and the other Transaction Documents to which the Company is or will be a party, the performance by the Company of its obligations hereunder and thereunder and the consummation of the Merger and the other Transactions, and no appraisal rights are available to any holder of the Company’s Equity Interests in connection with the Merger.
(c)   This Agreement and each of the other Transaction Documents to which the Company is or will be a party have been or, when executed and delivered by the Company, will be duly executed and delivered by the Company and when so executed and delivered by the parties hereto and thereto (assuming the due authority, execution and delivery by any party thereto other than the Company), constitutes

(or will constitute) a valid and legally binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies (regardless of whether enforcement is sought in a proceeding at Law or in equity).
(d)   Assuming the receipt of all consents and approvals set forth on Section 4.3(d) of the Company Disclosure Schedule, the execution, delivery and performance of this Agreement and the other Transaction Documents to which any Group Company is or will be a party and the consummation of the Transactions by such Group Company do not and will not (after notice or lapse of time or both, or the taking of any action by another Person): (i) conflict with or violate any provision of the certificate of formation or operating agreement of such Group Company, (ii) result in the creation of any material Lien (other than Permitted Liens or Liens imposed in connection with the Debt Financing) upon any assets of such Group Company (including the Company Interests), (iii) require on the part of such Group Company any notice or filing with, or any Permit or other authorization of, or any exemption by, any Government Authority other than actions required under the HSR Act, (iv) with such exceptions as, individually or in the aggregate, have not had, and are not reasonably likely to have, a Company Material Adverse Effect, conflict with, result in a breach of, constitute a default under, result in the acceleration of, give rise to any right to accelerate, terminate, modify or cancel, or require any notice, consent, authorization, approval or waiver under, or result in any other adverse consequence under, any (A) Permit or (B) Contract to which such Group Company is a party or by which such Group Company is bound or to which any of the assets or properties of such Group Company is subject (including the Company Interests), or (v) breach the terms of or cause any default under any Law applicable to such Group Company or any of its properties, assets or securities (including the Company Interests).
Section 4.4   Capitalization.
(a)   The authorized Equity Interests of the Company consists of 12,500,000 Class A Units, 2,000,000 Class B Units and 0 Class C Units, of which 11,982,748 Class A Units, 890,422 Class B Units and 0 Class C Units are issued and outstanding and none of which are held in treasury. All of the Company Interests (i) have been duly authorized, are validly issued, fully paid (to the extent such concept is applicable) and non-assessable (to the extent such concept is applicable), with no personal liability attaching to the ownership thereof and (ii) are owned of record and beneficially by the Company Members as set forth in the Member Allocation Schedule. The Company Interests constitute all of the issued and outstanding Equity Interests of the Company. All of the Company Interests was issued in compliance with applicable Law. None of the Company Interests was issued in violation of any agreements, arrangements or commitment to which the Company or any equityholder is a party or is subject to or in violation of any preemptive or similar rights granted by the Company or any Person.
(b)   Except as set forth on the Member Allocation Schedule or on Section 4.4(b) of the Company Disclosure Schedule, there are no securities, options, warrants, rights, calls, subscriptions, agreements, commitments or understandings of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the issuance, redemption, sale, pledge or other disposition of any Equity Interests or other equity awards of the Company or any securities convertible into, or other rights to acquire, any Equity Interests or other equity awards of the Company, (ii) obligates the Company to grant, offer or enter into any of the foregoing, or (iii) relates to the voting or control of such Equity Interests, securities or rights. The Company has not granted to any Person the right to demand or request that the Company effect a registration under the Securities Act of any securities held by such Person or to include any securities of such Person in any such registration by the Company.
(c)   Except for the Company Interests, there are no outstanding (i) equity securities or interests or voting debt or equity securities of the Company, (ii) securities convertible or exchangeable into equity securities or interests of the Company, (iii) any debt or debt instruments, options or warrants that require the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem equity securities or interests of the Company or (iv) “phantom stock,” stock appreciation rights or other similar rights with respect to the Company. No Company Member or any other Person is entitled to any preemptive or similar rights to subscribe for Equity Interests of the Company.
(d)   None of the Company Members or Key Persons are or were at the time of their investment in the Company persons resident in India for the purpose of applicable Laws in India.
Section 4.5   Financial Statements; Indebtedness.
(a)   Attached as Section 4.5(a) of the Company Disclosure Schedule are true, correct and complete copies of the audited consolidated balance sheets as of December 31, 2019 and December 31, 2020 (the balance sheet as of December 31, 2020, the “Latest Balance Sheet”, and the date of the Latest Balance Sheet, the “Latest Balance Sheet Date”) and the related audited consolidated statements of income and comprehensive income, changes in members’ equity and cash flows for the years then ended (the financial statements included in this clause (a), including the notes thereto being referred herein collectively as the “Financial Statements”), in each case on a consolidated basis with respect to the Group Companies. Except as set forth on Section 4.5(a) of the Company Disclosure Schedule, the Financial Statements are in accordance with the books and records of the Group Companies and fairly present the consolidated financial position, income and comprehensive income, changes in members’ equity and cash flows of the Group Companies as of the dates and for the periods indicated, in each case, in accordance with GAAP in all material respects consistently applied during such periods. The Financial Statements were audited in accordance with auditing standards generally accepted in the United States of America and contain an unqualified report of Ram Associates, the Company’s auditors. The statements of income and comprehensive income included in the Financial Statements do not contain any items of material special or nonrecurring income, and the balance sheets included in the Financial Statements do not reflect any write-up or revaluation increasing the book value of any assets. The books and accounts of the Group Companies are true, correct and complete and fully and fairly reflect all of the transactions of the Group Companies.
(b)   Section 4.5(b) of the Company Disclosure Schedule sets forth a description of each item of Debt of the Group Companies (whether incurred pursuant to a written or oral agreement and including inter-company loans) outstanding as of the date of this Agreement, including (i) the name of each lender or creditor with respect to any Debt (“Company Creditor”), (ii) the aggregate amount that the applicable Group Company owes to such Company Creditor as of the date of this Agreement, and (iii) whether such Debt is secured by any Lien on any property or asset of the applicable Group Company. Section 4.5(b) of the Company Disclosure Schedule also sets forth a description of each loan or advance made by any Group Company to a third-party (“Company Debtor”) (whether pursuant to a written or oral agreement), including (A) the name of the Company Debtor, (B) the aggregate amount loaned or advanced by the applicable Group Company to such Company Debtor as of the date of this Agreement, and (C) whether such loan or advance is secured by any Lien on any property or asset of such Company Debtor.
(c)   Except as set forth on Section 4.5(c) of the Company Disclosure Schedule, the books of account and other financial records of the Group Companies (i) reflect all material items of income and expense and all material assets and Liabilities required to be reflected therein in accordance with GAAP applied on a basis consistent with the Latest Balance Sheet, and (ii) are in all material respects complete and correct.
(d)   The management of the Company has: (i) designed disclosure controls and procedures to reasonably ensure that material information relating to the Group Companies is made known to the management of the Company by others within a Group Company; and (ii) disclosed, based on its most recent evaluation, to Company Members any fraud that involves executive management or other employees who have a significant role in the internal controls of the Group Companies.
(e)   During the past three (3) years, neither the Company nor, to the Knowledge of the Company, any Representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting practices, procedures, methodologies or methods of any Group Company with respect to the Financial Statements or the internal accounting controls of any Group Company, including any written or oral complaint, allegation, assertion or claim that any Group Company has engaged in improper accounting practices, other than such complaints, allegations, assertions or claims that are, individually or in the aggregate, not material. No attorney representing any Group Company, whether or not employed by any Group Company, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by any Group Company or any of their respective Representatives to the governing bodies of any Group Company or any committee thereof or to any manager or officer of any Group Company.
(f)   To the Knowledge of the Company, no employee of any Group Company has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any Law. No Group Company has, and, to the Knowledge of the Company, no contractor, subcontractor or agent of any Group Company has, discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of any Group Company in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. §1514A(a).
(g)   No Group Company is subject to any “off-balance sheet arrangement” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended).
(h)   The Indian Subsidiary has (a) assets of less than Indian Rupees 35,00,000,000, and (b) turnover of less than Indian Rupees 1,00,00,000,000.
Section 4.6   No Other Liabilities or Contingencies.   Except as set forth on Section 4.6 of the Company Disclosure Schedule, no Group Company has any material Liabilities, and to the Knowledge of the Company, there is no existing condition, situation or set of circumstances which is reasonably expected to result in any such material Liabilities, except Liabilities (i) that are reflected or expressly reserved against in the Latest Balance Sheet, (ii) that are current liabilities incurred after the Latest Balance Sheet Date in the Ordinary Course that are not, individually or in the aggregate, material to the Company (and none of which relates to breach of contract, breach of warranty, tort, infringement, any lawsuit, a violation of Law or an environmental Liability), or (iii) arising under the terms of any Contracts, applicable Law and Permits (and none of which relate to breaches or defaults under any Contracts or violations of any applicable Law or Permit).
Section 4.7   Absence of Certain Developments.   Since the Latest Balance Sheet Date, there has been no development, change, event or occurrence that, individually or in the aggregate, has had, or is reasonably likely to have, a Company Material Adverse Effect. Except (i) as set forth on Section 4.7 of the Company Disclosure Schedule, or (ii) as expressly provided for under this Agreement, since the Latest Balance Sheet Date, each Group Company has conducted its respective businesses only in the Ordinary Course and has not:
(a)   amended or modified its certificate of formation or operating agreement (or similar governing instruments);
(b)   split, combined or reclassified any units of its Equity Interests;
(c)   (i) issued, sold, granted or otherwise disposed of any of its Equity Interests or any other equity security or equity award, (ii) issued, sold, granted or otherwise disposed of any options, warrants, calls, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, sale, pledge or other disposition of any units of such Group Company’s Equity Interests or any other equity security, (iii) entered into any Contract calling for any transaction referred to in preceding clauses (i) or (ii), or (ii) made any other change in its capital structure;
(d)   declared, set aside or paid any dividends or other distributions (whether in cash, stock, property or any combination thereof) on or in respect of any of its Equity Interests or any other equity security, or redeemed, purchased or acquired for value any units of its Equity Interests or any other equity security;
(e)   adopted or effected any plan or agreement of complete or partial liquidation, dissolution, consolidation, merger, restructuring, recapitalization or other reorganization, or otherwise liquidated, wound up or dissolved;

(f)   incurred any Debt (including any assumption or guarantee thereof) or made any loans, advances or capital contributions to, or investments in, any other Person, except for advances for travel and other normal business expenses to directors, officers and employees in the Ordinary Course that do not individually or in the aggregate exceed $20,000;
(g)   subjected any of its properties or assets or any Company Leased Real Property to any Lien, except for, if any, Real Estate Permitted Liens;
(h)   changed or modified any method of accounting or accounting practice, including for Tax purposes, or Tax calculating or Tax reporting methods or practice, except as required by GAAP;
(i)   consented to any extensions (other than extensions to file Tax Returns validly obtained in the Ordinary Course) or waived any statute of limitations in respect of Taxes or executed or filed with any Government Authority any agreement extending the period of assessment or collection of any Taxes;
(j)   made or amended any elections for Tax purposes;
(k)   adopted a taxable year other than the fiscal year ending December 31;
(l)   entered into any “closing agreement,” as described in Code Section 7121 (or any corresponding provision of state, local or foreign Tax Law);
(m)   settled or compromised any material claim or assessment relating to Taxes;
(n)   made any payments, become obligated to make any payments, or become a party to any plan, program or agreement that could obligate it to make any payments, separately or in the aggregate, that would not be fully deductible under Code Section 280G;
(o)   made any change or modification (other than any changes or modifications that are, individually or in the aggregate, not material) to its cash management practices and its policies, practices and procedures with respect to (i) billing and collection of accounts receivable or unbilled charges, (ii) establishment of reserves for uncollectible accounts, (iii) accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits, or (iv) discounts, rebates or allowances;
(p)   acquired (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material amount of assets, securities, properties, interests or businesses;
(q)   sold, licensed or transferred any of its assets, other than in the Ordinary Course;
(r)   sold, assigned or transferred, or granted any license or sublicense to, any patents, trademarks, trade names, copyrights, trade secrets or other material intangible assets, other than in the Ordinary Course;
(s)   made or granted any bonus or any compensation or salary increase to, or entered into any employment Contract with, any current (or former) employee of such Group Company, or other individual who performs services for such Group Company whose annual aggregate compensation is (or was at the time of his or her termination) in excess of $100,000;
(t)   terminated the employment of, hired or transferred any of its management or executive employees;
(u)   communicated to any present or former employees of any Group Company an intent to adopt or authorize any additional Benefit Plan or an intent to amend or terminate any existing Benefit Plan;
(v)   adopted or authorized, any additional Benefit Plan or amended or terminated any Benefit Plan;
(w)   made any capital expenditures or appropriations or commitments therefor, except any capital expenditure or appropriations or commitment not in excess of $100,000 individually or $200,000 in the aggregate;

(x)   made any loans or advances to, or guarantees for the benefit of, any Persons (except advances to employees for business expenses in the Ordinary Course);
(y)   established, adopted, entered into, amended or increased benefits under, or terminated any Benefit Plan or any other benefit or compensation plan, arrangement or agreement (including, without limitation, bonuses, profit sharing, stock option, restricted stock, pensions, retirement benefits, deferred compensation, severance or termination benefits) for any of its employees or other individuals who perform services for it or on its behalf, other than routine health and welfare benefits plan renewals in the Ordinary Course;
(z)   made any loan to (or forgiven any loan to), or entered into any other transaction with, any of its Company Members or any Insider;
(aa)   (A) settled, or offered or proposed to settle, any Action or Claim against it or (B) released, waived or compromised any Action or Claim against any third party, in either case involving an amount in dispute in excess of $45,000;
(bb)   incurred any damage, destruction or loss (whether or not covered by insurance), ordinary wear and tear excepted, in an amount exceeding $100,000 individually or $200,000 in the aggregate affecting the property or assets of such Group Company;
(cc)   waived any right or entered into any one or more transactions that, individually or in the aggregate, has had, or is reasonably likely to have, a Company Material Adverse Effect;
(dd)   failed to maintain in full force and effect any Insurance Policies or failed to pay when due any premium under any Insurance Policy;
(ee)   other than with respect to a renewal of a Material Contract with an existing supplier, in each case, entered into in the Ordinary Course, terminated, entered into or made any amendment to any Material Contract;
(ff)   made any capital investment in any other Person except (i) in the Ordinary Course or (ii) for such capital investments that are reflected in its budget for the fiscal year ending December 31, 2021, a copy of which has been provided to Parent prior to the date of this Agreement; or
(gg)   authorized, approved, agreed or committed to do any of the foregoing.
Section 4.8   Title to Properties and Leaseholds.
(a)   Except as set forth in Section 4.8(a) of the Company Disclosure Schedule, each Group Company has good and valid title to, or holds pursuant to valid and enforceable leasehold interests the right to use all of the assets (including real property) owned, leased, used or held for use by it, or acquired by it after the Latest Balance Sheet Date, free and clear of all Liens, except for (i) Permitted Liens or, in the case of the Company Leased Real Property, Real Estate Permitted Liens or, in the case of the Facility, Real Estate Permitted Liens as of the Effective Time, (ii) Liens incurred in connection with the Debt Financing, (iii) Liens imposed by Parent or its Affiliates and (iv) assets disposed of by it in the Ordinary Course since the Latest Balance Sheet Date.
(b)   Except as set forth in Section 4.8(b) of the Company Disclosure Schedule, no Group Company owns, or has ever owned, any real property, nor is any Group Company party to any agreement to purchase real property.
(c)   As of the date of this Agreement, Real Estate Seller has, and as of the consummation of the Closing, Real Estate Buyer will have, good and valid title to the real property located at 70 Lake Drive, East Windsor, New Jersey 08520 (the “Owned Real Property”), free and clear of all Liens except for (i) in the case of Real Estate Seller and Real Estate Buyer, Real Estate Permitted Liens, and (ii) in the case Real Estate Seller, in addition, but only as of the date of this Agreement, those matters set forth on Section 4.8(c) of the Company Disclosure Schedule.
(d)   All leases, subleases, licenses and/or occupancy agreements entered into by any Group Company as lessor, lessee, sublessor, sublessee, licensor, licensee or occupant with respect to real property or the facilities thereon currently in effect (the “Company Leased Real Property”) are listed in Section 4.8(d) of the Company Disclosure Schedule as the “Leases”. True, correct and complete copies of all the Leases, including all amendments and modifications thereto, have been provided to Parent prior to the date of this Agreement. The Company Leased Real Property and the Owned Real Property shall be collectively referred to as, the “Real Property”.
(e)   Except as set forth in Section 4.8(e) of the Company Disclosure Schedule, in connection with the Real Property:
(i)   all buildings, structures, improvements, fixtures, building systems and equipment, and all components thereof, included in all Real Property are in good operating condition and repair, ordinary wear and tear excepted, are adequate for the purposes for which they are currently being used;
(ii)   all Real Property are not the subject of any pending or, to the Knowledge of the Company, threatened condemnation, eminent domain or inverse condemnation proceedings or any other taking by public authority with or without payment of consideration therefor, nor has any such notice of such a proposed condemnation or taking been received by any Group Company or Real Estate Seller;
(iii)   a valid certificate of occupancy is currently in force for all Real Property;
(iv)   the construction, operation, management, occupancy and use of all Real Property is in compliance in all material respects with the zoning, subdivision or building codes, land use restrictions, easements and all other Laws;
(v)   all storm water drains and public utilities (including, without limitation, sanitary sewer, storm sewer, electricity, cable television, water and telephone) required for the operation of each Group Company’s respective businesses in the Ordinary Course with respect to such Company Leased Real Property and with respect to Real Estate Seller’s ownership of the Owned Real Property, or any part thereof, are installed and operating and have been accepted by such utility company or Government Authority and to the Knowledge of the Company, there are no conditions which will result in the termination of the present access from each parcel of the Real Property to such public utilities;
(vi)   the improvements on the Real Property are structurally sound, the roofs are free of leaks, to the Knowledge of the Company such improvements have no hidden or latent defects, all public and private utility, sewer, septic and other waste systems, and all fixtures and appliances (including, without limitation, trade fixtures) included in the Real Property are in good working order ordinary wear and tear excepted and free of deferred maintenance;
(vii)   each Group Company enjoys peaceful and undisturbed possession of its Company Leased Real Property, and Real Estate Seller enjoys peaceful and undisturbed possession of its Owned Real Property;
(viii)   no Group Company has any current capital expenditure obligations that are in excess of $50,000 under any Lease and Real Estate Seller has no current capital expenditures required for repairs or maintenance with respect to the Owned Real Property that are in excess of $50,000;
(ix)   With respect to any Lease, all options to renew, rights of first offer and rights of first refusal exercisable prior to the date of this Agreement have been properly exercised in accordance with the terms of such Lease;
(x)   all payments of rent due under the Leases are current (paid or accrued in the calculation of Closing Net Working Capital);
(xi)   no Group Company has entered into any subleases or sublicenses with respect to any Company Leased Real Property;
(xii)   no Group Company has any outstanding offsets, demands, claims or right to make deductions against rent and/or additional rent under the Leases;

(xiii)   each Group Company has the right to conduct its respective businesses in each Company Leased Real Property for the remaining term of the applicable Lease; and
(xiv)   no Group Company has received written notice from any Government Authority that the Company Leased Real Property or any condition existing thereon or any present use thereof violates any Law applicable to the Company Leased Real Property;
(xv)   Real Estate Seller has received no written notice from any Government Authority that the Owned Real Property or any condition existing thereon or any present use thereof violates any Law applicable to the Owned Real Property.
Section 4.9   Tax Matters.   Except as set forth on Section 4.9 of the Company Disclosure Schedule, as of the date hereof:
(a)   Each Group Company has timely and properly filed all Tax Returns that are or were required to be filed by or on behalf of it (taking into account any extensions of time to file). All such Tax Returns were true, correct and complete and prepared in compliance with all applicable Laws in all material respects.
(b)   All Taxes, whether or not reflected on a Tax Return, required to be paid by or on behalf of a Group Company have been timely paid. Each Group Company has timely paid all estimated Tax payments required under any provision of the Code or under any state, local or foreign Tax Law.
(c)   Each of the Group Companies has complied with all applicable Laws relating to information reporting with respect to payments made to third parties and the withholding of Taxes and all Taxes required to be withheld by an Group Company has been withheld and has been duly and timely paid to the proper Taxing Authority (or properly set aside for such payment).
(d)   There is no dispute or claim concerning any Tax Liability of any Group Company claimed or raised by any Taxing Authority (including jurisdictions where the Group Companies have not filed Tax Returns) of which any Group Company has received written or, to the Knowledge of the Company, verbal notice. None of the Tax Returns of any Group Company has been subject to examination or audit. No Group Company is a party to any pending or, to the Knowledge of the Company, threatened suit, action or proceeding by any Taxing Authority for the assessment or collection of Taxes. No Group Company has received from any Taxing Authority any written: (i) notice indicating an intent to open an audit or other review that involves or affects any Group Company, (ii) request for information related to Tax matters that involves or affects any Group Company, or (iii) notice of deficiency or proposed adjustment or assessment for any amount of Tax proposed, asserted, or assessed by any Taxing Authority against any Group Company or that involves or affects any Group Company. No Group Company has waived any statute of limitations beyond the date hereof in respect of Taxes or agreed to any extension of time beyond the date hereof with respect to a Tax Return or Tax assessment or deficiency (other than extensions to file Tax Returns validly obtained in the Ordinary Course). The Company has not granted any power of attorney with respect to any Taxes which will remain in effect after the Closing Date.
(e)   No Group Company (i) has been a member of an affiliated group filing a consolidated, combined or unitary income Tax Return and (ii) has any Liability for the Taxes of any Person (other than the Company) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign Law), as a transferee or successor or by Contract (including any Tax allocation, sharing or indemnity agreement or arrangement).
(f)   There are no Liens for Taxes (other than Permitted Liens) upon any of the assets of any Group Company.
(g)   Each Group Company has complied with all applicable Laws relating to sales, use or similar Taxes.
(h)   No written claim has ever been made by a Taxing Authority in any jurisdiction where any Group Company does not file Tax Returns that such Group Company is or may be subject to taxation by such jurisdiction (other than a claim resolved in favor of any Group Company). None of the

Group Companies has a permanent establishment (within the meaning of the relevant Tax treaty, if any) or otherwise has an office or fixed place of business in a country other the country in which it is organized.
(i)   The unpaid Taxes of the Group Companies (i) will not, as of the Latest Balance Sheet Date, exceed the reserve for Tax Liabilities (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Latest Balance Sheet and (ii) will not exceed that reserve, as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Group Companies in filing their Tax Returns (without regard to any Taxes resulting from the transactions contemplated by this Agreement).
(j)   No Group Company has filed any disclosure under Code Sections 6662 or 6011 or corresponding or similar provisions of state, local or foreign Tax Law to prevent the imposition of penalties with respect to any Tax reporting position taken on any Tax Return. No Group Company has entered into any “reportable transactions” as defined in Treasury Regulation Section 1.6011-4(b), and each Group Company properly disclosed all reportable transactions as required by Treasury Regulation Section 1.6011-4, including filing Forms 8886 with Tax Returns and with the Office of Tax Shelter Analysis.
(k)   Neither Parent nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, their respective taxable incomes for any Post-Closing Tax Period as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing made prior to the Closing, (ii) “closing agreement,” as described in Code Section 7121 (or any corresponding provision of state, local or foreign Tax Law) entered into prior to the Closing, (iii) installment sale or open transaction disposition made prior to the Closing, (iv) deferred revenue or prepaid amount received prior to the Closing, (v) intercompany transactions or any excess loss account described in the Treasury Regulations under Code Section 1502 (or any corresponding provisions of state, local or foreign Tax Law) in a Pre-Closing Tax Period, or (vi) use prior to the Closing of an improper method of accounting in a Pre-Closing Tax Period.
(l)   No closing agreements, private letter rulings, technical advice memoranda or similar agreements or rulings relating to Taxes have been entered into or issued by any Taxing Authority with or in respect of any Group Company.
(m)   No Group Company is a party to any tax sharing, indemnity or allocation agreement or arrangement, other than any agreement or arrangement entered into in the Ordinary Course the purpose of which is not primarily related to Taxes.
(n)   Each Group Company has complied in all respects with the rules governing transfer pricing under Section 482 of the Code, the Treasury Regulations promulgated thereunder and any comparable provisions of foreign law, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practice and methodology.
(o)   During the past three (3) years, none of the Group Companies has distributed the stock or other equity interest of another Person or has had its stock or membership interest distributed by another Person in a transaction that was purported or intended to be governed in whole or in party by Section 355 or 361 of the Code.
(p)   None of the Group Companies which is organized under the laws of a country outside the United States has, since December 31, 2017 (i) had any investment in United States property within the meaning of Section 956 of the Code, or (ii) had outstanding any security payment on which would constitute a hybrid dividend within the meaning of Section 245A(e) of the Code. None of the Group Companies is party to an arrangement described in Section 267A of the Code. None of the Group Companies (i) is subject to any unpaid Tax liability under Section 965 of the Code or (ii) has made an election under Section 965(h) of the Code.
(q)   None of the Group Companies has elected to apply the partnership audit provisions added by the Bipartisan Budget Act of 2015 to any taxable year prior to 2018. The Company has made an election under Section 6221(b) or Section 6226(a) of the Code for each taxable year to which the partnership audit provisions added by the Bipartisan Budget Act of 2015 could apply.
(r)   The Company is and at all times has been treated as a partnership for U.S. federal (and applicable state and local) income tax purposes. Each of its Subsidiaries of the Company is, and has been since its formation, classified for U.S. federal income tax purposes as set forth Section 4.9(r) of the Company Disclosure Schedule.
(s)   The Company Interests have not derived, and will not derive, directly or indirectly, their value substantially from the Company’s or its Subsidiaries’ assets located or deemed to be located in India, including from the assets of the Indian Subsidiary, as determined under Section 9 of the Indian Income Tax Act, 1961, together with the Indian Income Tax Rules, 1962.
(t)   None of the Company Members are or will be subject to Tax in India on such Company Member’s income or non-resident capital gains Tax arising from the Merger or the other Transactions and, accordingly, Indian withholding tax provisions do not and will not apply to Parent, the Company, the Surviving Company or the Exchange Agent as a result of or in connection with the Transactions.
Section 4.10   Contracts and Commitments.
(a)   Except as set forth in Section 4.10 of the Company Disclosure Schedule (each such Contract in effect as of the date hereof, along with each of the Leases required to be listed on Section 4.8(d) of the Company Disclosure Schedule, and each Benefit Plan required to be listed on Section 4.17 of the Company Disclosure Schedule, a “Material Contract” and, collectively, the “Material Contracts”), as of the date hereof, no Group Company is a party to or is bound by, and no Group Company’s assets or properties are subject to, any:
(i)   Contract creating a partnership, limited liability company, joint venture, strategic alliance, collaboration, co-promotion, profit or revenue sharing, research or development project, or similar Contract;
(ii)   Contract providing for the grant of any preferential rights to purchase or lease any of the assets of any Group Company;
(iii)   Contract for capital expenditures or the acquisition of fixed assets, in each case in excess of $200,000;
(iv)   Any equityholders, voting, investors rights, registration rights or similar agreement or arrangement;
(v)   Contract (A) that contains a non-solicit or a non-competition provision relating to the business of any Group Company (or, at any time after the consummation of the Closing, Parent or any of its Affiliates) or any other Contract restricting the right of any Group Company’s employees or independent contractors (or, at any time after the consummation of the Closing, Parent or any of its Affiliates) to conduct business at any time, in any manner or at any place in the world, or the expansion thereof to other geographical areas or lines of business, (B) that grants to the other party or any third Person “most favored nation” status, or (C) that grants to the other party or any third party any exclusive right or rights or in which any third party grants any Group Company any exclusive right or rights;
(vi)   Contract relating to the acquisition or disposition of any business, stock or assets of any other Person or real property;
(vii)   Contract imposing any restriction or limitation on the sale or other transfer of the Company Interests or of any of the assets of any Group Company;
(viii)   Contract involving the settlement of any Action;
(ix)   Contract for the employment of any officer, individual employee, independent contractor, or other Person on a full-time, part-time, or consulting basis providing for fixed compensation in excess of $125,000 per annum or which provides for the payment of any change in control, retention, severance or similar benefits;
(x)   Contract that requires any Group Company to purchase its total requirements of any product or service from a third party or that contains “take or pay” provisions;
(xi)   Contract that provides for the assumption of any Tax, environmental or other Liability of any Person;
(xii)   Contract pursuant to which any Person acts as a broker, distributor, manufacturer’s representative, sales representative or agent of any Group Company;
(xiii)   Contract with any Government Authority (each, a “Government Contract”);
(xiv)   Contract between or among any Group Company on the one hand and any Key Person, Company Member or any Insider relating to any Key Person or Company Member (other than any Group Company) on the other hand;
(xv)   Contract relating to any equity purchase, equity rights or similar plan;
(xvi)   Contract (excluding (A) licenses for commercial off the shelf computer Software that are generally available on nondiscriminatory pricing terms, (B) service Contracts related to pre-clinical or clinical development of any medicine to the extent the licenses contained therein are incidental to such Contracts, non-exclusive and granted in the Ordinary Course), (C) except for implied licenses incidental to the sale of products, and (D) any licenses for Intellectual Property that are granted as part of employee invention assignment agreements on a Group Company’s form) providing for the sale, lease, license, assignment or control of any Intellectual Property to or from any Group Company or its Affiliates or equityholders;
(xvii)   Contract providing for the development, modification, design, invention, production, acquisition, purchase, formulation or creation of any Intellectual Property;
(xviii)   Contract pursuant to which a third party supplies any Group Company with active ingredients for product that is reasonably expected to involve future expenditures by any Group Company of more than $200,000 in the twelve (12) month period following the date hereof;
(xix)   Contract relating to Debt or any guaranty of the obligations of any other Person (whether incurred, assumed, guaranteed or secured by any asset);
(xx)   Contract granting any Person a Lien (or contemplating the granting of any Lien) on any assets or properties of any Group Company;
(xxi)   Contract pursuant to which any Group Company has continuing obligations or interests involving (A) “milestone” or other similar contingent payments, including upon the achievement of regulatory or commercial milestones, or (B) payment of royalties or other amounts calculated based upon any revenues or income of any Group Company;
(xxii)   Contract under which it is lessee of, or holds or operates any personal property owned by any other party, for which the annual rental exceeds $200,000;
(xxiii)   Contract providing for any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;
(xxiv)   Contract that is a collective bargaining agreement or other labor agreement covering employees of any Group Company;
(xxv)   Contract made other than in the Ordinary Course; or
(xxvi)   Contract not otherwise described in any other subsection of this Section 4.10(a) with a term in excess of six months or providing for aggregate payments that (A) is reasonably expected to involve future expenditures by any Group Company of more than $200,000 in any one-year period following the date hereof and (B) cannot be terminated by any Group Company on less than sixty (60) days’ notice without material payment or penalty, other than Ordinary Course product or active ingredient purchase contracts.
(b)   With such exceptions that, individually or in the aggregate, have not had, and are not reasonably likely to have, a Company Material Adverse Effect, (i) no Group Company is in breach of or default under the terms of any Contract, (ii) to the Knowledge of the Company, the other party to each of the Contracts is not in breach of or default under the terms of any such Contract, (iii) no Group Company has waived any right under any Contract; (iv) no event has occurred that, with the giving of notice or the lapse of time, or both, would constitute a breach of, or default under, any Contract; (v) there are no unresolved disputes under any of the Contracts; (vi) no Group Company has given to or received from any other Person, any written notice or other written communication regarding any actual, alleged, possible or potential breach of, or default under, any Contract, and (vii) each Contract is in full force and effect and is a valid and binding on and enforceable against the applicable Group Company in accordance with their terms and, to the Knowledge of the Company, on and against the other parties thereto, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(c)   Prior to the date of this Agreement, the Company has delivered or made available to Parent a true, correct and complete copy of all Material Contracts, together with all amendments, waivers or other changes thereto, and the Company has prior to the date of this Agreement provided Parent with true, correct and complete written summaries of all such Material Contracts that are unwritten.
(d)   Section 4.10(d) of the Company Disclosure Schedule contains as of the date of this Agreement a complete list of each Government Contract that is still in effect, identifying the (i) contracting agency, (ii) Contract type and Contract number, (iii) name and address, and contact information of contracting office and/or contracting officer, (iv) total dollar value of Contract, and (v) approximate remaining balance.
Section 4.11   Condition and Sufficiency of Assets.
(a)   Except as set forth in Section 4.11(a) of the Company Disclosure Schedule, the buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Group Companies are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine, maintenance and repairs that are not material in nature or cost. Except as set forth in Section 4.25 of the Company Disclosure Schedule, no Insider has any right in or to any of the assets and properties which are owned, used or held for use in the conduct by any Group Company of its respective business as currently conducted or currently proposed to be conducted.
(b)   Except as set forth on Section 4.11(b) of the Company Disclosure Schedule, the Group Companies have good and, with respect to owned property, marketable title to, or holds by valid and existing leases or licenses for, all of their respective assets free and clear of all Liens (other than Permitted Liens); provided, that, for purposes of this Section 4.11(b), with respect to Intellectual Property of the Company and its Subsidiaries, “assets” shall only include Intellectual Property that is owned (and not licensed) or purported to be owned, in whole or in part, by the Company or the applicable Subsidiary. Except as set forth on Section 4.11(b) of the Company Disclosure Schedule, no financing statement has been registered with respect to any Group Company or any Group Company’s assets, and no Company Member or Group Company has signed any security agreement authorizing any secured party thereunder to file any such financing statement with respect to any of the assets of the Company or any of its Subsidiaries.
Section 4.12   Inventory.   All inventory of the Group Companies, whether or not reflected in the Financial Statements, is usable or salable in the Ordinary Course in all material respects and is owned by the applicable Group Company free and clear of all Liens other than Permitted Liens.

Section 4.13   Accounts Receivable.   Except as set forth on Section 4.13 of the Company Disclosure Schedules, the accounts receivable of the Group Companies reflected on the Latest Balance Sheet and the accounts receivable of the Group Companies arising after the date thereof have arisen from bona fide transactions entered into by the applicable Group Company involving the sale of goods or the rendering of services in the Ordinary Course and, subject to a reserve for bad debts shown on the Latest Balance Sheet, are valid obligations payable to the applicable Group Company in accordance with their terms.
Section 4.14   Customers; Suppliers; Products.
(a)   Section 4.14(a) of the Company Disclosure Schedule sets forth (i) the top fifteen (15) customers of the Group Companies (by total annual revenue) for each of the two (2) most recent fiscal years (collectively, the “Material Customers”); and (ii) the amount of consideration paid by each Material Customer during such periods. Except as set forth in Section 4.14(a) of the Company Disclosure Schedule, no Group Company has received any written notice that any such Material Customer has ceased, or intends to cease after the Closing, to use its goods or services or to otherwise terminate or materially reduce its relationship with such Group Company. To the Knowledge of the Company, no such Material Customer has ceased, or intends to cease after the Closing, to use its goods or services or to otherwise terminate or materially reduce its relationship with any Group Company (whether as a result of the consummation of the Transactions or otherwise).
(b)   Section 4.14(b) of the Company Disclosure Schedule sets forth (i) the top fifteen (15) suppliers of the Group Companies (by total annual order costs) for each of the two (2) most recent fiscal years (collectively, the “Material Suppliers”); and (ii) the amount of purchases from each Material Supplier during such periods. Except as set forth in Section 4.14(b) of the Company Disclosure Schedule, no Group Company has received any written notice that any such Material Supplier has ceased, or intends to cease after the Closing, to supply goods or services to such Group Company. To the Knowledge of the Company, no such Material Supplier has ceased, or intends to cease after the Closing, to supply goods or services or to otherwise terminate or materially reduce its relationship with any Group Company (whether as a result of the consummation of the Transactions or otherwise).
(c)   Section 4.14(c) of the Company Disclosure Schedule sets forth all current Products of each Group Company and all current portfolio products in respect of which a Group Company holds an ANDA under review by the FDA, in each case, as of the date of this Agreement.
Section 4.15   Intellectual Property.
(a)   Each Group Company owns, or has licensed or otherwise possesses legally enforceable rights to use, all Business Intellectual Property. Except as set forth in Section 4.15(a) of the Company Disclosure Schedule, (i) there are no pending or, to the Knowledge of the Company, threatened claims against any Group Company by any Person alleging infringement, misappropriation, dilution or violation of any Intellectual Property of any other Person by any Group Company for such Group Company’s use of any of its Intellectual Property, (ii) the conduct by each Group Company of its respective businesses and the Business Intellectual Property (and the use thereof) do not infringe, dilute or violate any Intellectual Property of any Person and (iii) to the Knowledge of the Company, there are no threatened challenges to the validity, enforceability, or the Company’s or any of its Subsidiaries’ rights to the Business Intellectual Property. No Group Company has made or threatened any claim, and has no Knowledge of any possible claim, of infringement, misappropriation, dilution or violation by others of its rights to the Business Intellectual Property.
(b)   Section 4.15(b) of the Company Disclosure Schedule contains a correct, current and complete list of all Owned Intellectual Property that is subject to any issuance, registration, application or other filing by, to or with any Government Authority or authorized private registrar in any jurisdiction (collectively, “Intellectual Property Registrations”), including registered trademarks, domain names and copyrights, issued and reissued patents, and pending applications for any of the foregoing, in each case enumerating specifically the applicable filing or registration number, title, registrar, jurisdiction, date of filing/issuance, current applicant(s)/registered owners(s). All assignments of the Intellectual Property Registrations to the Company and each of its Subsidiaries have been properly executed and recorded.

(c)   All required filings and fees related to the Intellectual Property Registrations have been timely filed with and paid to the relevant Government Authority and authorized registrars, and all Intellectual Property Registrations are in good standing.
(d)   Except as set forth in Section 4.15(d) of the Company Disclosure Schedule, a Group Company is the sole and exclusive legal and beneficial, and with respect to the Intellectual Property Registrations, record, owner of all right, title and interest in and to the Owned Intellectual Property, or has the valid and enforceable right to use all other Business Intellectual Property used in or necessary for the conduct of the applicable Group Company’s current business or operations, in each case, free and clear of Liens other than Permitted Liens. All Owned Intellectual Property and, to the Knowledge of the Company, all other Business Intellectual Property is valid and enforceable and no Group Company is party to or bound by any Contract that materially limits, restricts or otherwise impairs its ability to use, sell, transfer, assign, license or convey, or that otherwise materially affects, any Business Intellectual Property. None of the Owned Intellectual Property is subject to any claims of joint ownership and all actions reasonably necessary to maintain and protect the Owned Intellectual Property and the applicable Group Company’s rights in and to its licensed Intellectual Property have been taken. Without limiting the generality of the foregoing, each Group Company has entered into binding, written agreements with every current and former employee of such Group Company, and with every current and former independent contractor, whereby such employees and independent contractors expressly (i) assign to such Group Company all right, title and interest in and to all Intellectual Property invented, created, formulated, developed, modified, conceived and/or reduced to practice during the term of such employee’s employment or such independent contractor’s work for such Group Company; and (ii) acknowledge such Group Company’s exclusive ownership of all Owned Intellectual Property. All invention, creation, formulation, development, design and modification of the Owned Intellectual Property was undertaken by either current or former employees of a Group Company within the scope of their employment or current or former independent contractors of a Group Company within the scope of their engagement. The Business Intellectual Property constitutes all of the Intellectual Property necessary for the conduct of each Group Company’s current business and operations. The Owned Intellectual Property shall not be, and the other Business Intellectual Property shall not be materially, adversely affected by the execution and delivery of this Agreement or the consummation of the Transactions.
(e)   Each Group Company has taken reasonable measures and implemented reasonable procedures and policies consistent with industry standards to protect the proprietary nature of each item of Business Intellectual Property and to maintain in confidence all proprietary information comprising a part thereof or of any Business Intellectual Property which the Company or any of its Subsidiaries is using under an obligation of confidentiality. None of such Confidential Intellectual Property has been disclosed other than to employees, representatives and agents of the Group Companies or to third parties all of whom are bound by written confidentiality agreements in the case of disclosure.
(f)   The IT Systems owned or used by or on behalf of the Company and each of its Subsidiaries (“Designated IT Systems”) (i) are sufficient in all material respects for the current and currently proposed operations of the Company and its Subsidiaries; (ii) operate properly without any material defect, malfunction, unavailability or error; and (iii) are reasonably secure against unauthorized access, intrusion, tampering, impairment, disruption, computer virus or malfunction. The Company and each of its Subsidiaries maintains reasonable physical and technical security controls for the applicable Designated IT Systems that are designed to safeguard same against the risk of business disruption arising from attacks (including virus, worm and denial-of-service attacks) and any Proprietary information against unauthorized disclosure, access, destruction, use, modification or other exploitation. To the Knowledge of the Company, there has been no breach of the Designated IT Systems or any security procedures or any material unauthorized disclosure, access, destruction, use, modification or other exploitation of any Proprietary Information in the possession, custody or control of the Company or any of its Subsidiaries, or any of their respective third party vendors, suppliers or service providers.
(g)   The Company and its Subsidiaries have at all times complied in all material respects with (i) all applicable Privacy Laws and (ii) all Privacy Agreements, and, to the Company’s Knowledge, no Person has made any illegal or unauthorized use of any Personal Data constituting Business Intellectual

Property. The Privacy Agreements do not prohibit in any material respect the unqualified transfer of Personal Data constituting Business Intellectual Property, in connection with the execution, delivery or performance of this Agreement and the other Transaction Documents, or the consummation of any of the Merger and the other Transactions. No Person (including any Government Authority) has (A) commenced any Action relating to the Company’s or any of its Subsidiaries’ information privacy or data security practices, including with respect to the collection, protection, storage, processing, transfer, administration, review, monitoring, use, disposal or disclosure of Personal Data or compliance with any Privacy Agreement or Privacy Law, or (B) to the Knowledge of the Company, threatened any such Action, or made any complaint or inquiry with respect to the foregoing. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries have experienced any loss, damage, or unauthorized access, disclosure, use, or breach of security of any Personal Data in the Company’s or any of its Subsidiaries’ possession, custody, or control, or otherwise held or processed by or on their respective behalves.
(h)   The Company and its Subsidiaries have complied in all material respects with all applicable industry requirements, in each case, pertaining to data security and the collection, protection, storage, processing, transfer, administration, review, monitoring, use, disposal or disclosure of Personal Data and applicable to the Company and its Subsidiaries. The Company and each of its Subsidiaries have security measures and safeguards in place in accordance in all material respects with common industry practice designed to protect the Personal Data it receives from illegal or unauthorized access or use by their personnel or third parties in a manner in violation of any applicable Law or any Privacy Agreement. To the Knowledge of the Company, no Person has gained unauthorized access to any such Personal Data maintained, collected or owned by the Company or any of its Subsidiaries. None of the products or services offered or made available (whether on a stand-alone basis or bundled with other products and services) by or on behalf of Company or any of its Subsidiaries, including any Software included in the Designated IT Systems, constitutes, contains, links to, introduces or incorporates any “spyware” or “adware” or other unauthorized or malicious code, programs or applications.
Section 4.16   Legal Proceedings.   Except as set forth on Section 4.16 of the Company Disclosure Schedule, for the past three (3) years, there have been no Actions (a) pending or, to the Knowledge of the Company, threatened against any Group Company, or (b) brought or threatened by any Group Company, in each case at Law or in equity or before or by any Government Authority. None of such Actions have had, or are reasonably likely to have, a Company Material Adverse Effect. To the Knowledge of the Company, no event has occurred that would reasonably be expected to serve as a reasonable basis for any such Actions.
Section 4.17   Employee Benefit Plans.
(a)   Section 4.17(a) of the Company Disclosure Schedule lists each (i) “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) other employee benefit plan, agreement, arrangement, program, policy or practice, including without limitation, any equity or equity-based compensation (including without limitation stock option, stock purchase, stock award, stock appreciation, phantom stock, restricted stock or restricted stock unit), deferred compensation, pension, retirement, savings, bonus, profit sharing, incentive compensation, retention, change-in-control, medical, dental, vision, prescription drug, life insurance, death benefit, cafeteria, flexible spending, dependent care, fringe benefit (other than de minimis perks), vacation, paid time off, holiday pay, disability, sick pay, workers compensation, unemployment, severance, employee loan or educational assistance plan, agreement, arrangement, program, policy or practice, and (iii) any employment, consulting, indemnification or other individual services agreement, which in the case of each of clauses (i), (ii) and (iii), is sponsored or maintained by any Group Company or any of their Affiliates, or to which any Group Company or any of their Affiliates contributes or is required to contribute or is a party, on behalf of current or former employees, officers, independent contractors or directors of any Group Company or their spouses, beneficiaries or dependents, or with respect to which any Group Company has or may have any Liability, contingent or otherwise (“Benefit Plans”). No Benefit Plan covers employees other than employees of the Group Companies. The Group Companies have delivered or made available to Parent complete and correct copies (including all amendments) of each employee handbook applicable to employees of the Group Companies, and, with respect to each Benefit Plan (as applicable): (i) the plan document (or a written summary of any unwritten Benefit Plan); (ii) the summary plan description; (iii) any trust agreement, insurance contract or other funding agreement; (iv) any administrative services, recordkeeping, investment advisory, investment management or other service agreement; (v) the latest IRS determination letter and the latest IRS opinion or advisory letter, and any pending application for an IRS determination letter and any correspondence with the IRS related thereto; (vi) the last three annual financial statements; (vii) the last three annual reports on Form 5500 (including all schedules, accountant’s reports, and other attachments); and (viii) the last three actuarial valuations or reports.
(b)   Each Benefit Plan is and has been operated and administered, in all material respects, in accordance with its terms, and all applicable Laws. Each Benefit Plan intended to be tax-qualified under Section 401(a) of the Code has a current favorable IRS determination letter (or, in the case of a pre-approved plan, a current IRS opinion or advisory letter on which it can rely) as to its tax-qualified status under the Code and nothing has occurred since the date of such favorable determination (or opinion or advisory) letter which would adversely affect the qualified status of such plan.
(c)   All contributions and premium payments required to have been paid under or with respect to any Benefit Plan have been timely paid in accordance with the terms of such Benefit Plan and applicable Law.
(d)   No Benefit Plan provides health, life insurance or other welfare benefits to retired or other terminated employees, officers, independent contractors, or directors of the Group Companies (or any spouse, beneficiary or dependent thereof), other than “COBRA” continuation coverage required by Section 4980B of the Code or Sections 601-608 of ERISA or similar state Law.
(e)   No Benefit Plan is a “defined benefit plan” within the meaning of Section 3(35) of ERISA or a “multiemployer plan” within the meaning of Section 3(37) or 4001(a)(3) of ERISA, and no Group Company has any Liability, contingent or otherwise, with respect to any such plan.
(f)   Neither the execution of this Agreement nor the consummation of the Transactions will result in the occurrence of a “reportable event” within the meaning of Section 4043 of ERISA (for which the notice requirement has not been waived by the Pension Benefit Guaranty Corporation) with respect to any plan sponsored, maintained or contributed to by any Person treated as a single employer with any Group Company under Section 414(b), (c) or (m) of the Code or Title IV of ERISA (“ERISA Affiliate”).
(g)   No event has occurred and no condition exists with respect to any Benefit Plan or any other employee benefit plan, agreement, arrangement, program, policy or practice currently or previously sponsored, maintained or contributed to by any Group Company or any of their Affiliates which could subject any Benefit Plan, any Group Company, Parent or any of their employees, agents, directors or Affiliates, directly or indirectly (through an indemnification agreement or otherwise), to a material Liability for a breach of fiduciary duty, a “prohibited transaction,” within the meaning of Section 406 of ERISA or Section 4975 of the Code, a Tax, penalty or fine under Section 502 or 4071 of ERISA or Subtitle D, Chapter 43 of the Code or any other excise Tax, penalty or fine under ERISA or the Code, or which could result in the imposition of a Lien on the assets of any Group Company.
(h)   There are no pending, or to the Knowledge of the Company, threatened, actions, suits, or claims (other than routine claims for benefits in the Ordinary Course) with respect to any Benefit Plan that would reasonably be expected to give rise to a material Liability, and the Company has no Knowledge of any facts that would reasonably be expected to give rise to any such actions, suits, or claims (other than routine claims for benefits in the Ordinary Course). No Benefit Plan is currently under investigation or audit by any Government Authority and, to the Knowledge of the Company, no such investigation or audit is contemplated or under consideration.
(i)   No event has occurred and no condition exists with respect to any employee benefit plan, agreement, arrangement, program, policy or practice currently or previously sponsored, maintained or contributed to by any Person who is or was an ERISA Affiliate of any Group Company (other than each Group Company) which could subject any Group Company, Parent or any of their employees, agents, directors or Affiliates, directly or indirectly (through an indemnification agreement or otherwise), to a Liability, including, without limitation, Liability under Section 412, 430, 4971 or 4980B of the Code or Title IV of ERISA, or which could result in the imposition of a Lien on the assets of any Group Company.
(j)   Except as set forth on Section 4.17(j) of the Disclosure Schedule, neither the execution of this Agreement nor the consummation of the Transactions, will (either alone or in combination with another event): (i) increase the amount of compensation or benefits otherwise payable under any Benefit Plan; (ii) result in the acceleration of the time of payment, exercisability, funding or vesting of any such benefits (except as required under Section 411(d)(3) of the Code); or (iii) result in any payment (whether severance pay or otherwise) becoming due to, or with respect to, any current or former employee, officer, independent contractor, or director of any Group Company.
(k)   No payment or series of payments that would constitute a “parachute payment” (within the meaning of Section 280G of the Code) has been made or will be made by any Group Company, directly or indirectly, to any current or former employee, officer, independent contractor, or director in connection with the execution of this Agreement or as a result of the consummation of the Transactions.
(l)   Each Benefit Plan that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has, in all material respects, been maintained and administered in operational and documentary compliance with Section 409A of the Code and all regulations and other applicable regulatory guidance issued thereunder.
(m)   No Group Company has any obligation to gross up, indemnify or otherwise reimburse any current or former employee, officer, independent contractor, or director of any Group Company for any Taxes, interest or penalties incurred in connection with any Benefit Plan (including without limitation any Taxes, interest or penalties incurred pursuant to Section 409A or 4999 of the Code).
(n)   Each Group Company and each Benefit Plan that is a “group health plan” as defined in Section 733(a)(1) of ERISA (each, a “Company Health Plan”) is, and has since March 23, 2010 been, in all material respects, in compliance with the Patient Protection and Affordable Care Act, P.L. 111‑148, and the Health Care and Education Reconciliation Act of 2010, P.L. 111-152, each as amended, and the regulations and other applicable regulatory guidance issued thereunder (collectively, the “Healthcare Reform Laws”). No event has occurred and no condition or circumstance exists that could reasonably be expected to subject any Group Company or any Company Health Plan to penalties, fines or Taxes under Sections 4980D or 4980H of the Code or any other provision of the Healthcare Reform Laws.
(o)   The Indian Subsidiary, in relation to its employees, has complied in all material respects with all employment and labor Laws applicable to it, for payments of salaries, statutory dues / contributions, employee benefits and obtaining registrations, and the Indian Subsidiary has made contributions and payments in material compliance with the following labor laws to the extent applicable: (i) Employee State Insurance Act, 1948, (ii) Employees’ Provident Funds & Miscellaneous Provisions Act, 1952, (iii) Payment of Gratuity Act 1972 and (iv) Payment of Bonus Act, 1965.
Section 4.18   Insurance.   Section 4.18 of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a correct and complete list of all current, material policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors’ and officers’ liability, fiduciary liability and other casualty and property insurance maintained by any Group Company and relating to the assets, business, operations, employees, officers and directors of any Group Company (the “Company Insurance Policies”). All Company Insurance Policies are in full force and effect and are valid and enforceable and cover against the risks as are customary in all material respects for companies of similar size in the same or similar lines of business and all premiums due thereunder have been paid. No Group Company has received written notice or, to the Knowledge of the Company, oral notice of default under any Insurance Policy, nor has any of them received written notice or, to the Knowledge of the Company, oral notice of any pending or threatened termination or cancellation, coverage limitation or reduction or premium increase with respect to any Insurance Policy. As of the Latest Balance Sheet Date, all premiums due and payable with respect the Company Insurance Policies had been paid or accrued on the Latest Balance Sheet.

Section 4.19   Compliance with Laws; Permits.
(a)   Section 4.19(a) of the Company Disclosure Schedule sets forth as of the date hereof a correct and complete list of all the unsatisfied Orders, including all unsatisfied judgments, penalties or awards against or imposing a Liability on any Group Company or any of their respective properties or assets. The Company and each of its Subsidiaries is and, since January 1, 2017, has been, in compliance with, in all material respects, and is not and, since January 1, 2017, has not been, in default in any material respect under or in material violation of, any Laws or Orders to which any Group Company is or has been subject.
(b)   Except as set forth on Section 4.19(b) of the Company Disclosure Schedule, no Actions have been filed and served against any Group Company alleging a material violation of any applicable Laws or Orders, and no Group Company has received written notice of any such material violations.
(c)   All material Permits held by any Group Company on the date of this Agreement are listed on Section 4.19(c) of the Company Disclosure Schedule. Each Group Company has obtained all of the material Permits necessary for such Group Company to conduct its business as currently conducted. All such Permits are valid, in full force and effect and each Group Company is, and to the extent applicable, has been since January 1, 2017, in compliance, in all material respects, with such Permits. No Group Company has received written notice of any violation of any Permit. All material fees and charges with respect to all such Permits have been paid in full.
(d)   The Indian Intercompany Loan complies with applicable Law, including foreign exchange regulations of India.
Section 4.20   Foreign Corrupt Practices Act.   Neither any Group Company, nor to the Knowledge of the Company, any of its respective directors, officers, employees or agents while acting on behalf of a Group Company, have made, directly or indirectly, any payment or promise to pay, or any gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to (a) any foreign official (as such term is defined in the U.S. Foreign Corrupt Practices Act (the “FCPA”)) for the purpose of improperly influencing any official act or decision of such foreign official or improperly inducing him or her to use his or her influence to affect any act or decision of a Foreign Government Authority or (b) any foreign political party or official thereof or candidate for foreign political office for the purpose of influencing any official act or decision of such party, official or candidate or inducing such party, official or candidate to use his, her or its influence to affect any act or decision of a Foreign Government Authority, in the case of both (a) and (b) above in order to assist any Group Company to obtain or retain business for, or direct business to any Group Company. Neither any Group Company, nor to the Knowledge of the Company, any of its respective directors, officers, employees or agents, has made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any such funds in violation of any Anti-Bribery Laws. No Action by or before any Foreign Government Authority involving any Group Company with respect to the FCPA or any other applicable Anti-Bribery Laws is pending or, to the Knowledge of the Company, threatened.
Section 4.21   Anti-Money Laundering.   The operations of each Group Company are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, applicable provisions of the USA PATRIOT Act of 2001, the money laundering Laws of all jurisdictions to the extent applicable to each Group Company, or similar rules, regulations or guidelines, issued, administered or enforced by any Government Authority (collectively, the “Anti-Money Laundering Laws”) in each case, to the extent applicable to each Group Company, and, no Action by or before any Government Authority involving any Group Company with respect to Anti-Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.
Section 4.22   Sanctions.   Neither any Group Company nor any Group Company’s, directors, officers, employees or, to the Knowledge of the Company, agents, is a Person that is, or is owned or controlled by, a Person that is (i) the subject of any Sanctions; nor (ii), located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (presently, the Crimea region of Ukraine, Cuba, Iran, North Korea, and Syria). For the past five (5) years, to the Knowledge of the Company, no Group Company has engaged in, or is now engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of such dealing or transaction is or was, or whose government is or was, the subject of Sanctions to the extent that a U.S. citizen is forbidden to engage in any such dealings or transactions.
Section 4.23   Export Controls.   Each Group Company, and to the Knowledge of the Company, its respective Representatives while acting in their capacity as such, have materially complied with all applicable Export Laws, and no Group Company has (A) received written notice from a Government Authority of any actual, alleged or potential violation of any Export Law or (B) been a party to or the subject of any pending (or to the knowledge of the Company, threatened) Action by or before any Government Authority (including receipt of any subpoena) related to any actual, alleged or potential violation of any Export Law.
Section 4.24   Environmental Compliance and Conditions.   Except as set forth on Section 4.24 of the Company Disclosure Schedule:
(a)   Each Group Company possesses, and, since January 1, 2017 has possessed, all Permits required under applicable Environmental Laws that are necessary for the operation of such Group Company’s business or the Company Leased Real Property. Real Estate Seller possesses, and, since January 1, 2017 has possessed, all Permits required under applicable Environmental Laws that are necessary for the ownership of the Owned Real Property. Each Group Company and Real Estate Seller are in compliance, in all material respects, with the terms and conditions of such Permits.
(b)   Each Group Company is and, since January 1, 2017, has been in compliance in all material respects with all applicable Environmental Laws. The Real Property is in compliance in all material respects with all applicable Environmental Laws.
(c)   During the applicable Group Company’s possession and during Real Estate Seller’s ownership, or to the Knowledge of the Company, prior to the applicable Group Company’s possession and Real Estate Seller’s ownership, no Hazardous Materials have been discharged, released, stored, treated, generated, disposed of or allowed to escape on, in or under the Real Property that was not in compliance with applicable Environmental Laws at the time.
(d)   To the Knowledge of the Company, there are no underground storage tanks or asbestos-containing materials, at, on or under any Real Property. To the Knowledge of the Company, no underground storage tanks or asbestos-containing materials were previously located at, on or under any Real Property.
(e)   Except as has been resolved, for the past five (5) years, no Group Company nor Real Estate Seller have received any written notice, request for information, proposed Order, claim, or demand from any Government Authority or Person against any Group Company or the Real Estate Seller with respect to (i) the generation, storage, release, or removal of any Hazardous Materials in any way relating to the Real Property or the assets of any Group Company, or (ii) any actual or alleged violation of, or failure to comply with, any Environmental Law.
(f)   Except as required under Environmental Permits, neither any Group Company nor Real Estate Seller, has filed any notice under any Environmental Law reporting a release of a Hazardous Material, or waste containing any Hazardous Material into the environment that is not in compliance with Environmental Laws.
(g)   Except for Material Contracts in the Ordinary Course, neither any Group Company, Real Estate Seller, nor any of their predecessors, have entered into any Contract with any Person relating to Liabilities for any Remedial Action.
(h)   Except for Environmental Permits, no Group Company nor Real Estate Seller have incurred environmental Liability that has not been discharged or satisfied in full as of the Closing Date which are required to be completed by the Closing Date pursuant to any Environmental Law. To the Knowledge of the Company, there are no facts, events or conditions with respect to the past or present operation of any Group Company or the Owned Real Property that would reasonably be expected in any material respect to interfere or prevent continued compliance with, or would reasonably be expected to give rise to a reasonable basis for an Action under, Environmental Laws.
(i)   No Group Company nor Real Estate Seller requires a capital expenditure in excess of $75,000 to achieve compliance with applicable Environmental Laws with respect to the Real Property as of the Closing Date.
(j)   No Group Company has transported, disposed of, or arranged for transport or disposal of any Hazardous Materials that is not in compliance in any material respect with applicable Environmental Laws to any facility or site.
(k)   The Company and Real Estate Seller have made available to Parent true, correct and complete copies of all Environmental Permits possessed as of the date hereof. True, correct and complete copies of such Environmental Permits are listed on Section 4.24(k) of the Company Disclosure Schedule.
(l)   Section 4.24(l) of the Company Disclosure Schedule lists the following documents in any Group Company’s or Real Estate Seller’s possession, true, correct and complete copies of which have been made available by the Company to Parent prior to the date of this Agreement: (i) all written notices, reports, studies, analyses or tests, and any results of monitoring programs pertaining to the release or removal of Hazardous Materials at, in, on or under: (A) the Real Property, or (B) any other site at which the Company is conducting Remedial Action related to Hazardous Materials which have been transported by, or arranged for transportation by, any Group Company or Real Estate Seller or with respect to which the Company is subject to a Claim under Environmental Laws; (ii) all environmental investigation or assessments (Phase I and Phase II type reports) of the Real Property, and (iii) all pending applications for Environmental Permits.
Section 4.25   Insider Transactions.   Section 4.25(a) of the Company Disclosure Schedule describes all Contracts between any Group Company, on the one hand, and one or more Insiders, on the other hand, and Section 4.25(b) of the Company Disclosure Schedule describes all Insider Transactions that are currently in effect or have occurred during the past three (3) years, other than cash compensation paid by any Group Company in the Ordinary Course. Except as set forth on Section 4.25(c) of the Company Disclosure Schedule, no current or former Company Member, manager, officer, employee, equityholder, optionholder, warrantholder, other securityholder, independent contractor or other service provider, in each case of any Group Company, owes any amounts to the Company or any of its Subsidiaries.
Section 4.26   Employment and Labor Matters.
(a)   Section 4.26(a) of the Company Disclosure Schedule contains a list of all Persons who are employees of any Group Company (“each a Company Employee”) or independent contractors or consultants of any Group Company as of the date hereof, and sets forth for each such individual the following: (i) name, date of birth and work location; (ii) title or position (including whether full, part time or temporary) and services performed (in the case of independent contractors pursuant to an employee lending, secondment or similar agreement or arrangement); (iii) hire or engagement date; (iv) current annual base compensation rate; (v) commission, bonus or other incentive-based compensation, including 2020 bonus; (vi) a description of the fringe benefits (other than de minimis perks) provided to each such individual hereof and (vii) immigration status of any Company Employee (including whether such Company Employee is in the United States on a visa). Except as set forth in Section 4.26(a) of the Company Disclosure Schedule, all compensation, including wages, commissions and bonuses payable to all employees, independent contractors or consultants of any Group Company for services performed on or prior to the date hereof have been paid in full or accurately reflected on the Financial Statements. Section 4.26(a) of the Company Disclosure Schedule also lists, as of the date of this Agreement, each Company Employee who is not actively at work for any reason other than vacation and the reason for such absence.
(b)   Except as set forth on Section 4.26(b) of the Company Disclosure Schedule, no Group Company has experienced any strike or material grievance, work stoppage or work slowdown, claim of unfair labor practices, or other collective bargaining dispute within the past four (4) years. None of the Company Employees are or have been represented by a union, works council or other labor organization, and to the Knowledge of the Company, no organizational effort is presently being made or threatened by or on behalf of any labor union with respect to employees of any Group Company. Except as set forth on Section 4.26(b) of the Company Disclosure Schedule, no Group Company has received, within the past four (4) years, any written notification of any material grievances, complaints or charges that have been filed against such Group Company under any dispute resolution procedure (including any proceedings under any dispute resolution procedure under any collective bargaining agreement) that have not been dismissed. No collective bargaining agreements or other labor agreements are in effect or are currently being negotiated by any Group Company. No Group Company has received written notice of pending or threatened changes of employment status with respect to (including resignation of) the current senior management or key supervisory personnel of such Group Company.
(c)   Each Group Company is, and has been within the three (3) year period prior to the date hereof, in material compliance with all applicable Laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence and unemployment insurance. All individuals characterized and treated by any Group Company as consultants or independent contractors of such Group Company are properly treated as independent contractors under all applicable Laws and such Group Company has properly withheld and paid all applicable Taxes and made all appropriate filings in connection with services provided by such Persons in accordance with such characterizations. All employees of any Group Company classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified. Except as set forth in Section 4.26(c) of the Company Disclosure Schedule, there are no, and have not been in the three (3) years prior to the date hereof, Actions against any Group Company pending, or to the Knowledge of the Company, threatened to be brought or filed, by or with any Government Authority in connection with the employment of any current or former applicant, employee, consultant, volunteer, intern, or independent contractor of any Group Company, including any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wages and hours or any other employment-related matter arising under applicable Laws.
(d)   Each Group Company has completed and retained the necessary employment verification paperwork under the Immigration Reform and Control Act of 1986 (“IRCA”) for its employees, and each Group Company has complied with anti-discrimination provisions, verification of employment eligibility procedures and the document fraud provisions of the IRCA with regard to its employees. No Group Company has engaged in any activity and is not aware of any practice with respect to its employees that is in violation of the IRCA.
(e)   Except as set forth on Section 4.26(e) of the Company Disclosure Schedule and except as has been mandated by Government Authority, as of the date hereof the Group Companies have not had, nor, to the Knowledge of the Company, are there any facts that would give rise to, any workforce changes due to COVID-19 or quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any industry group or any Government Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and Families First Act (COVID-19 Measures), whether directly or indirectly, including any actual or expected terminations, layoffs, furloughs, shutdowns (whether voluntary or by Order), or any material changes to benefit or compensation programs, nor are any such changes currently contemplated.
(f)   No Group Company has any obligation to inform, consult with and/or obtain any consent or opinion from any applicable works council, union or other employee representative body for purposes of entering into this Agreement and/or consummating the Transactions.
(g)   The Indian Subsidiary has in relation to each of its employees (and so far as relevant to each of its former employees) complied in all material respects with all obligations imposed on it to the extent applicable by the Payment of Gratuity Act 1972, Employees Provident Fund and Miscellaneous

Provisions Act, 1952, Child Labour (Prohibition and Regulation) Act, 1986, the Payment of Bonus Act, 1965, Contract Labour (Regulation and Abolition) Act, 1970, the Sexual Harassment of Women at Workplace (Prevention, Prohibition and Redressal) Act 2013, the relevant shops and establishments acts, the Minimum Wages Act, 1948 and all other relevant statutes, regulations and codes of conduct and practice relevant to the relations between it and its employees and has maintained current adequate and suitable records regarding the service of each of its employees.
(h)   The Indian Subsidiary has in relation to each of its employees (and so far as relevant to each of its former employees) complied in all material respects with all relevant Laws, orders and awards made under any relevant statute, regulation or code of conduct and practice affecting the conditions of service of its employees.
(i)   The Indian Subsidiary (i) has withheld and reported all material amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to the employees of the Indian Subsidiary and (ii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing.
(j)   There are no pending, or to the Knowledge of the Company, threatened or reasonably anticipated, Actions against the Indian Subsidiary by any of its current or former employees in respect of compliance with applicable labour Laws.
Section 4.27   Brokerage.   Except for the fees (the “Leerink Fees”) payable to SVB Leerink (which will be treated as a Closing Company Transaction Expense), there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Transactions based on any arrangement or agreement made by or on behalf of the Company Members or any Group Company.
Section 4.28   FDA and Regulatory Matters.
(a)   Group Company has obtained all material Permits of the FDA or any other applicable U.S., state or foreign regulatory authority necessary to conduct its business as presently conducted (collectively, the “Regulatory Licenses”), and all of such Regulatory Licenses are in full force and effect. There has not occurred any revocation, termination, withdrawal or suspension of any Regulatory License, and no proceeding is pending or, to the Knowledge of the Company, threatened to revoke, terminate, withdraw, suspend or adversely modify any such Regulatory License. To the Knowledge of the Company, each Group Company has, since January 1, 2017, operated its businesses in a manner that would not reasonably be expected to result in withdrawal of approval of any Regulatory License.
(b)   Except as disclosed on Section 4.28(b) of the Company Disclosure Schedule, each Group Company is, and, to the Knowledge of the Company, has been since January 1, 2017, in material compliance with all provisions of (i) the FDC Act and the implementing regulations promulgated by the FDA that are applicable to such Group Company or any Product relating to the development, testing, manufacturing, holding, marketing, selling, distributing, labeling, promoting, advertising, importing or exporting of pharmaceutical products, including but not limited to (A) requirements for obtaining Regulatory Licenses, including generation and submission to the FDA of truthful and accurate data; (B) manufacture of the Products in compliance in all material respects with the FDC Act and current Good Manufacturing Practices; (C) requirements for establishment registration and product listing; (D) payment of all application, program, facility, and drug master file fees invoiced for the Products; (E) recordkeeping and reporting requirements; and (F) label, labeling, promotion and advertising requirements; and (ii) the Controlled Substances Act and the implementing regulations promulgated by the DEA, including but not limited to requirements regarding registration and licensing of facilities that handle Controlled Substances and ordering, receipt, labeling, packaging, storage, security, recordkeeping, reporting, manufacture, sale and distribution of Controlled Substances.
(c)   Except as set forth on Section 4.28(c) of the Company Disclosure Schedule, to the Knowledge of the Company, there are no Orders or written statements by any Government Authority stating that any Product is defective or unsafe, in violation of any applicable Laws or fails to meet any standards promulgated by any such Government Authority. Parent has been provided with copies of all complaints and notices of alleged defect, nonconformance, adverse reaction or noncompliance with applicable Laws that have been received in writing since January 1, 2017 by any Group Company and that remain unresolved. No Group Company is subject to any pending Claim of which it has received written notice or, to the Knowledge of the Company, threatened investigation, claim, or enforcement action by the FDA, DEA, the DOJ, the HHS-OIG or any comparable foreign Government Authority pursuant to any Laws, including without limitation the FDC Act, the Controlled Substances Act, the False Claims Act, the Anti-Kickback Statute or any equivalent or similar state or foreign Law. Since January 1, 2017, no Group Company has received notice of any pending or threatened claim or investigation by the FDA, the DEA, the DOJ, the HHS-OIG or any comparable foreign Government Authority.
(d)   Except as set forth on Section 4.28(d) of the Company Disclosure Schedule, no Group Company is or has been the subject of any inspection, audit, examination or investigation by a Government Authority, including but not limited to the FDA, the DEA or comparable foreign governmental or regulatory authorities, or has received any notice from the FDA or any other Government Authority, including but not limited to any FDA Form 483, Warning Letter, untitled letter or other similar correspondence or notice, alleging or asserting noncompliance by such Group Company or third party contract manufacturer or provider of bio-analytic testing services with any applicable Laws or Regulatory Licenses with respect to the Products or to the facilities in which the active pharmaceutical ingredients, any intermediates, bulk products or finished Products are manufactured, collected, handled or tested or contesting such Group Company’s business practices or the regulatory status, uses, manufacturing, labeling, commercialization, distribution, or promotion of any of the Products.
(e)   Except as set forth on Section 4.28(e) of the Company Disclosure Schedule, no Group Company has either voluntarily or at the request of any Government Authority, initiated, conducted, or issued, or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice or any notice or action relating to an alleged lack of safety or efficacy of any Product. To the Knowledge of the Company, there are no facts that would reasonably be expected to cause (i) the recall, market withdrawal or replacement of any Product sold by any Group Company or its distributors, (ii) a material change in labeling of any Product, (iii) a termination or suspension of marketing of any Product or (iv) withdrawal of approval of any Regulatory License.
(f)   All material filings with and material submissions to the FDA or any other comparable Government Authority made by any Group Company, including all ANDAs, with regard to the Products, whether written or electronically delivered, were correct and complete, in each case, in all material respects, as of the date made, and no deficiencies have been asserted by any applicable Government Authority with respect to any such filings, declarations, listing, registrations, reports or submissions, except for (i) additional information that the FDA has requested in connection with the submissions set forth on Section 4.28(f) of the Company Disclosure Schedule, and (ii) similar requests for additional information that the FDA has made in connection with any of such Group Company’s ANDAs, in each case that such Group Company has addressed and resolved.
(g)   No action is pending or threatened in writing to be taken by the FDA with regard to the integrity of data submitted to the FDA either by any Group Company prior to the consummation of the Closing or the Company Members on behalf of any Group Company prior to the consummation of the Closing in each case in support of approval of any products, including without limitation, a requirement to conduct additional studies as a condition to obtaining or maintaining approval, a requirement to withdraw pending ANDAs, issuance of a warning or untitled letter, seizure of products, withdrawal of approval of ANDAs for products, imposition of the FDA Application Integrity Policy, imposition of civil penalties and criminal prosecution.
(h)   All studies, tests and non-clinical and clinical trials conducted by, or on behalf of, any Group Company with respect to the Products are being and have been conducted in material compliance with the protocols and controls pursuant to accepted professional scientific standards and all applicable Laws, including the FDC Act, all regulations promulgated by the FDA relating thereto, including 21 C.F.R. Parts 50, 54, 56, 58 and 312, as amended, and all applicable guidance, including any guidance related to good laboratory practices and good clinical practices. Since January 1, 2017, no Group Company has received any notices, correspondence or other communication from any institutional review board, the FDA or any comparable foreign Government Authority, recommending or requiring the termination, suspension or material modification of any ongoing or planned clinical trials conducted by, or on behalf of, such Group Company.
(i)   (i) Neither any Group Company nor any of its officers, employees or, in a capacity on behalf of, and at the direction of, such Group Company, contractors (including clinical trial investigators, contract research organizations and bioanalytical service providers) has committed any act, made any statement or failed to make any statement that would reasonably be expected to (A) provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in FDA’s Compliance Policy Guide Sec. 120.100 (CPG 7150.09) (“FDA Application Integrity Policy”) and any amendments thereto, or (B) violate 18 U.S.C. §§ 371, 1001, 1035, 1341, and 1343; (ii) neither any Group Company nor any of its officers, employees or, in a capacity on behalf of, and at the direction of, such Group Company, contractors (including clinical trial investigators, contract research organizations and bioanalytical service providers) is the subject of any pending or, to the Knowledge of the Company, threatened investigation by the FDA pursuant to the FDA Application Integrity Policy or 18 U.S.C. §§371, 1001, 1035, 1341, and 1343; and (iii) none of the officers, employees, agents or clinical investigators employed by any Group Company has been disqualified or debarred by the FDA for any purpose, or has been charged with or convicted under United States federal Law for conduct relating to the development, approval or otherwise relating to the regulation of any drug product, under the Generic Drug Enforcement Act of 1992 or the FDC Act or have made an untrue statement of a material fact to any Government Authority with respect to Products (whether in any submission to such Government Authority or otherwise), or failed to disclose a material fact required to be disclosed to any Government Authority with respect to the Products.
(j)   (i) Each Group Company is and at all times since January 1, 2017 has been in compliance in all material respects with federal or state criminal or civil Laws relating to healthcare and government contracting and price reporting (including without limitation the federal Anti-Kickback Statute (42 U.S.C. §1320a−7b(b)), Stark Law (42 U.S.C. §1395nn), False Claims Act (31 U.S.C. §3729 et seq.), Civil Monetary Penalties Law (42 U.S.C. §§1320a-7a and 1320a-7b), Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104−191), as amended by the Health Information Technology for Economic and Clinical Health Act, the Medicaid rebate law (42 U.S.C. §1396r-8), the Veterans Health Care Act of 1992, the Trade Agreements Act of 1979 (19 U.S.C. §2501 et seq.), the U.S. Physician Payment Sunshine Act (42 U.S.C. §1128G) and any comparable state Laws), or the regulations promulgated pursuant to such Laws, or which are cause for civil penalties or mandatory or permissive exclusion from Medicare, Medicaid or any other state or federal health care program (“Program”), and (ii) there is no civil, criminal, administrative or other action, suit, demand, claim, hearing, proceeding, notice or demand pending, received by or, to the Knowledge of the Company, threatened against any Group Company that is reasonably likely to result in its exclusion from participation in any Program or other third-party payment programs in which such Group Company participates.
Section 4.29   Warranty and Service Liabilities.   Except as set forth on Section 4.29 of the Disclosure Schedules, since December 31, 2017, none of the products sold by any Group Company has been the subject of a product recall. Except as set forth on Section 4.29 of the Company Disclosure Schedule, since December 31, 2017, no Group Company has incurred any material expenses relating to claims for warranty obligations, product liability claims, product returns or product services. Except as set forth on Section 4.29 of the Company Disclosure Schedule, to the Knowledge of the Company, there are no threatened claims for warranty obligations, product liability claims, product returns or product services, and the Company has no Knowledge of any information that any such potential threatened claim is reasonably likely to occur.
Section 4.30   Company Confidential Information.   Each Group Company has held in confidence, and has not provided (directly or indirectly) for the use or benefit of any Person other than any Group Company, or used for the purpose of any Person other than any Group Company, any Company Confidential Information, except to the extent that such Company Confidential Information (a) is permitted to be shared with a Person pursuant to a confidentiality agreement, or (b) has been compelled to be disclosed by judicial or administrative process or by other requirements of Law.
Section 4.31   Company Information Supplied.   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time that the

Proxy Statement or any amendment or supplement thereto is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company to such portions thereof that relate to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent for inclusion therein).
Section 4.32   Suitability.   Neither any Group Company, nor, to the Knowledge of the Company, any of their respective directors and officers, nor any Affiliate of the foregoing (a) has ever been convicted of, plead no contest to or, to Knowledge of the Company, indicted for any felony or any crime involving fraud, misrepresentation, bribery or moral turpitude, (b) is subject to any Order barring, suspending or otherwise limiting the right of such Person to engage in any activity or (c) has ever been denied any Permit affecting the ability of such Person to conduct any activity currently conducted or currently contemplated to be conducted by such Person, nor, to the Knowledge of the Company, is there any basis upon which such Permit may be denied.
Section 4.33   Bank Accounts, Authorized Signatories.   Section 4.33 of the Company Disclosure Schedule sets forth the name of each bank in which any Group Company has an account or safe deposit box or standby letter of credit, the identifying numbers or symbols thereof and the names of all persons authorized to draw thereon or to have access thereto. Section 4.33 of the Company Disclosure Schedule also sets forth the names and titles of all authorized signatories of the Group Companies for each such account or safe deposit box.
Section 4.34   NO ADDITIONAL REPRESENTATIONS.   WITHOUT LIMITING ANY CLAIM FOR FRAUD IN THE MAKING OF A REPRESENTATION OR WARRANTY CONTAINED IN THIS ARTICLE IV OR IN ANY OTHER TRANSACTION DOCUMENT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ARTICLE IV OR IN ANY OTHER TRANSACTION DOCUMENT, THE COMPANY DOES NOT MAKE AND HAS NOT MADE ANY REPRESENTATION OR WARRANTY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY EXPRESSLY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO PARENT, ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), INCLUDING AS TO THE CONDITION, VALUE OR QUALITY OF THE BUSINESS OR ITS ASSETS, AND THE COMPANY SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO ITS ASSETS OR BUSINESS, ANY PART THEREOF, THE WORKMANSHIP THEREOF, AND THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT.
Article V
REPRESENTATIONS AND WARRANTIES REGARDING PARENT AND MERGER SUB
Except as (i) set forth in the Parent Disclosure Schedule, to the extent permitted in accordance with Section 10.16 or (ii) disclosed in the Parent SEC Documents (excluding risk factors or any forward-looking language), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as of the date of this Agreement and as of the Closing Date (other than the representations and warranties which are as of a specified date, which speak only as of such date), as follows:
Section 5.1   Organization and Corporate Power.   Each of Parent and Merger Sub is a corporation or limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its businesses as currently conducted and currently contemplated to be conducted. Each of Parent and Merger Sub is duly qualified or licensed to do business in each jurisdiction where the actions required to be performed by it hereunder make such qualification or licensing necessary, except in those jurisdictions where failure to be so licensed or qualified, individually or in the aggregate, has not had, and is not reasonably likely to have, a Parent Material Adverse Effect or a material adverse effect on Merger Sub’s ability to perform its obligations hereunder.
Section 5.2   Authorization; Valid and Binding Agreement; No Breach.
(a)   Each of Parent and Merger Sub has the corporate or limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which it is or will be a party, to perform its respective obligations hereunder and thereunder and to consummate the Merger and the other Transactions.
(b)   The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and each of the other Transaction Documents to which it is or will be a party has been duly and validly authorized and approved by all necessary corporate or limited liability action on the part of Parent and Merger Sub and except for (i) the Parent Stockholder Approval and (ii) the filing of the Certificate of Merger, no other corporate or limited liability company proceedings of Parent or Merger Sub are necessary for Parent and Merger Sub to authorize and approve this Agreement and the other Transaction Documents to which Parent or Merger Sub is or will be a party, the performance by Parent and Merger Sub of its respective obligations hereunder and thereunder and the consummation of the Merger and the other Transactions.
(c)   This Agreement and each of the other Transaction Documents to which any of Parent or Merger Sub is or will be a party have been or, when executed and delivered by Parent or Merger Sub, will be duly executed and delivered by Parent or Merger Sub and when so executed and delivered by the parties hereto and thereto (assuming the due authority, execution and delivery by any party thereto other than Parent or Merger Sub), constitutes (or will constitute) a valid and legally binding obligation of Parent or Merger Sub, enforceable against Parent or Merger Sub in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies (regardless of whether enforcement is sought in a proceeding at Law or in equity).
(d)   Assuming the receipt of all consents and approvals set forth on Section 5.2 of the Parent Disclosure Schedule, the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of Parent and Merger Sub is or will be a party and the consummation of the Transactions by it do not and will not (after notice or lapse of time or both, or the taking of any action by another Person): (i) conflict with or violate any provision of its certificate of incorporation or bylaws (or certificate of formation or operating agreement), (ii) result in the creation of any material Lien (other than Permitted Liens or Liens imposed in connection with the Debt Financing) upon any of its assets, (iii) require on its part any notice or filing with, or any Permit or other authorization of, or any exemption by, any Government Authority other than actions required under the HSR Act, the Exchange Act and the rules and regulations of NASDAQ (except as relates to the Parent Stockholder Approval), (iv) with such exceptions as, individually or in the aggregate, have not had, and are not reasonably likely to have, a Parent Material Adverse Effect, conflict with, result in a violation or breach of, constitute a default under, result in the acceleration of, give rise to any right to accelerate, terminate, modify or cancel, or require any notice, consent, authorization, approval or waiver under, or result in any other adverse consequence under, any (A) Permit or (B) Contract to which it is a party or by which it is bound or to which any of its assets or properties is subject, or (v) violate or breach the terms of or cause any default under any Law applicable to it or any of its properties, assets or securities.
Section 5.3   Capitalization.
(a)   As of the close of business on March 8, 2021, the authorized capital stock of Parent consisted of (i) 33,333,334 shares of Parent Common Stock, of which 12,429,916 shares were issued, 12,354,398 shares were outstanding and 75,518 shares were held in treasury, (ii) 781,281 shares of Parent Class C Special Stock, of which 10,864 shares were issued and outstanding and none of which were held in treasury and (iii) 1,666,667 shares of Parent Preferred Stock, none of which were issued and outstanding and none of which were held in treasury. In addition, as of the close of business on March 8,

2021, approximately 996,363 shares of Parent Common Stock were subject to outstanding options and approximately 380,569 shares of Parent Common Stock were subject to outstanding restricted stock awards. The foregoing constituted all of the issued and outstanding capital stock of Parent as of the close of business on March 8, 2021. All of the capital stock of Parent has been duly authorized, is validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. All shares of the capital stock of Parent were issued in compliance with applicable Law. None of the shares of capital stock of Parent was issued in violation of any agreements, arrangements or commitment to which Parent or any equityholder is a party or is subject to or in violation of any preemptive or similar rights granted by Parent or any Person.
(b)   Except for the capital stock of Parent described in Section 5.3(a), as of the close of business on March 8, 2021, there are no securities, options, warrants, rights, calls, subscriptions, agreements, commitments or understandings of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the issuance, redemption, sale, pledge or other disposition of any capital stock or other equity awards of Parent or any securities convertible into, or other rights to acquire, any capital stock or other equity awards of Parent, (ii) obligates Parent to grant, offer or enter into any of the foregoing, or (iii) relates to the voting or control of such capital stock, securities or rights. Except for the capital stock of Parent described in Section 5.3(a), as of the close of business on March 8, 2021, there are no outstanding (i) equity securities or interests or voting debt or equity securities of Parent, (ii) securities convertible or exchangeable into equity securities or interests of Parent, (iii) debt or debt instruments, options or warrants that require Parent to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem equity securities or interests of Parent or (iv) “phantom stock,” stock appreciation rights or other similar rights with respect to Parent.
Section 5.4   Financial Statements.
(a)   Each of the consolidated financial statements of Parent (including, in each case, any related notes thereto) contained or incorporated by reference in the Parent SEC Documents (collectively, the “Parent SEC Financial Statements”) fairly presents, in all material respects, the financial condition and the results of operations, cash flows and changes in stockholders’ equity of Parent and its Subsidiaries (on a consolidated basis) as of the respective dates of and for the periods referred to in the Parent SEC Financial Statements, and was prepared in accordance with GAAP (as in effect on the date of such Parent SEC Financial Statement) as applied on a consistent basis by Parent during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), subject, in the case of interim Parent SEC Financial Statements, to normal year-end adjustments (which, individually or in the aggregate, are not material) and the absence of notes.
(b)   Parent has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act; or (ii) the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) with respect to all applicable Parent SEC Documents. Parent maintains a system of internal disclosure controls and procedures over financial reporting as required by Rule 13a-15 or Rule 15d-15 promulgated under the Exchange Act, which such controls and procedures are designed to ensure that all material information concerning Parent and its Subsidiaries is made known on a timely basis to, and recorded, processed, summarized and reported by, the individuals responsible for the preparation of the Parent SEC Documents and to enable Parent’s relevant officers to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Such system of internal disclosure controls and procedures is intended to provide reasonable assurances regarding the reliability of financial reporting for Parent and the consolidated Subsidiaries of Parent for external purposes in accordance with GAAP, including policies and procedures that provide reasonable assurances (a) that receipts and expenditures of Parent and its Subsidiaries are being made only in accordance with authorizations of management and the Board and (b) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Parent’s and its Subsidiaries’ assets that could have a material effect on Parent’s financial statements. To Parent’s knowledge, since January 1, 2020, Parent has disclosed to Parent’s auditors and the audit committee of the Board any fraud or allegation of fraud known to Parent, whether or not material, that involves management or other employees of Parent and the Subsidiaries of Parent who have a significant role in Parent’s internal controls over financial reporting. Neither Parent nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangements” that would be required to be disclosed under Item 303(a) of Regulation S-K promulgated by the SEC. There were no significant deficiencies or material weaknesses (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X) identified in management’s assessment of internal control over financial reporting as of and for the year ended December 31, 2019 (nor has any such deficiency or weakness been identified).
(c)   The management of Parent has: (i) designed disclosure controls and procedures to ensure that material information relating to Parent is made known to the management of Parent by others within the organization; and (ii) disclosed, based on its most recent evaluation, to the Board (A) any significant deficiencies in the design or operation of internal controls which would reasonably be expected to adversely affect the ability of Parent to record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves (x) executive management or (y) other employees who have a significant role in the internal controls of Parent. Parent maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(d)   During the past three (3) years, neither Parent nor, to the knowledge of Parent, any Representative of Parent has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting practices, procedures, methodologies or methods of Parent with respect to its financial statements or the internal accounting controls of Parent, including any written or oral complaint, allegation, assertion or claim that Parent has engaged in improper accounting practices. No attorney representing Parent, whether or not employed by Parent, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation Parent or any of its Representatives to the governing bodies of Parent or any committee thereof or to any manager or officer of Parent.
(e)   To the knowledge of Parent, no employee of Parent has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any Law. Parent has not, and, to the knowledge of Parent, no contractor, subcontractor or agent of Parent has, discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of Parent in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. §1514A(a).
(f)   Parent is not subject to any “off-balance sheet arrangement” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended).
Section 5.5   Absence of Certain Developments.   Since September 30, 2020, there has been no development, change, event or occurrence that, individually or in the aggregate, has had, or is reasonably likely to have, a Parent Material Adverse Effect.
Section 5.6   Debt Financing.   Parent has delivered to the Company a true, correct and complete copy of the executed Debt Commitment Letter, attached hereto as Exhibit O. As of the date of this Agreement, the Debt Commitment Letter has not been amended or modified in any manner since Parent provided, on or prior to the date of this Agreement, a fully executed copy of the Debt Commitment Letter. Neither Parent nor any of its Affiliates has entered into any amendment or modification to the Debt Commitment Letter or any agreement, side letter or other arrangement with respect to the Debt Financing contemplated by the Debt Commitment Letter among the parties thereto, in each case, that would add any condition precedent to funding of the Debt Financing or otherwise expand or adversely amend or modify any of the conditions precedent to the receipt of the Debt Financing, reduce the amount of the Debt Financing below an amount necessary (together with the proceeds of the Preferred Stock Issuance) to fund all of the amounts required to be provided by Parent or Merger Sub for the consummation of the Transactions contemplated by this Agreement (including the payment of the Cash Merger Consideration), adversely affect the availability of the Debt Financing or delay or prevent the Closing or make the funding of the Debt Financing less likely to occur. Assuming the satisfaction of the closing conditions set forth in Section 7.1 and Section 7.2 and that the Debt Financing is funded in accordance with the Debt Commitment Letter (including any “market flex” provisions related thereto), the aggregate net proceeds of the Debt Financing (both before and after giving effect to the exercise of any or all “market flex” provisions related thereto) when funded in accordance with the terms of the Debt Commitment Letter, together with the proceeds of the Preferred Stock Issuance, will be sufficient to consummate the Transactions contemplated hereby, including the payment of the Estimated Cash Merger Consideration on the Closing Date. As of the date of this Agreement, the commitment contained in the Debt Commitment Letter has not been withdrawn, rescinded or repudiated in any respect and no such withdrawal, rescission or repudiation is contemplated. As of the date of this Agreement, the Debt Commitment Letter is in full force and effect and represents a legal, valid, binding and enforceable obligation of Parent and, to the knowledge of Parent, each other party thereto, to provide the financing contemplated thereby subject only to the satisfaction or waiver of the conditions set forth in the Debt Commitment Letter and except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. Parent has fully paid (or caused to be fully paid) any and all commitment fees and other amounts that are due and payable by Parent on or prior to the date of this Agreement in connection with the Debt Financing. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a breach or default on the part of Parent or, to the knowledge of Parent, any other party thereto under the Debt Commitment Letter or that would result in the Debt Financing contemplated thereby to be unavailable or materially delayed. Assuming the satisfaction of the conditions set forth in Section 7.1 and Section 7.2 and compliance by the Company with Section 6.8 (other than any failures to comply with Section 6.8 that, individually and in the aggregate, are not material), Parent has no reason to believe that it or any Financing Source will be unable to satisfy on a timely basis any term or condition of the Debt Commitment Letter required to be satisfied by it or that the full amount of the Debt Financing contemplated by the Debt Commitment Letter will not be available on the Closing Date. The only conditions precedent or other contingencies related to the funding of the Debt Financing contemplated by the Debt Commitment Letter on the Closing Date that will be included in the related Debt Financing Documents shall be the conditions set forth in the Debt Commitment Letter as in effect on the date of this Agreement. Notwithstanding anything to the contrary, the Debt Financing is not a condition precedent to the consummation of the transactions contemplated by this Agreement.
Section 5.7   Parent Information Supplied.   None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the Proxy Statement will, at the time that the Proxy Statement or any amendment or supplement thereto is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent to such portions thereof that relate to statements made or incorporated by reference therein based on information expressly supplied by or on behalf of the Company for inclusion therein). The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and other applicable Law.
Section 5.8   Acknowledgement.   Parent acknowledges and agrees that it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business of each Group Company, assets, condition, operations and prospects of each Group Company, and Parent has been furnished with or given full access to such information about Group Companies and its business and operations as it has requested. In entering into this Agreement, Parent has relied solely upon its own investigation and analysis and the representations and warranties of the Company, Key Persons and Company Members expressly set forth in this Agreement or in another Transaction Document, and Parent acknowledges that, other than as set forth in Article III and Article IV of this Agreement or in another Transaction Document, none of the Key Persons, Company Members, the Group Companies, or any of their respective directors, officers, employees, Affiliates, equityholders, members, owners, agents, advisors or representatives makes or has made any representation or warranty, either express or implied, (i) as to the accuracy or completeness of any of the information provided or made available to Parent or its agents, advisors, representatives, lenders or Affiliates prior to the execution of this Agreement, and (ii) with respect to any projections, forecasts, estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Group Companies heretofore or hereafter delivered to or made available to Parent or its agents, advisors, representatives, lenders or Affiliates. Notwithstanding anything to the contrary contained in this Agreement, the foregoing shall not limit any claim of Parent or Merger Sub for Fraud.
Section 5.9   NO ADDITIONAL REPRESENTATIONS.   WITHOUT LIMITING ANY CLAIM FOR FRAUD IN THE MAKING OF A REPRESENTATION OR WARRANTY CONTAINED IN THIS ARTICLE V OR IN ANY OTHER TRANSACTION DOCUMENT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ARTICLE V OR IN ANY OTHER TRANSACTION DOCUMENT, PARENT AND MERGER SUB DO NOT MAKE AND HAVE NOT MADE ANY REPRESENTATION OR WARRANTY IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF PARENT AND MERGER SUB EXPRESSLY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY, THE KEY PERSONS, THE COMPANY MEMBERS, THE EQUITYHOLDERS’ REPRESENTATIVE, HIS, HER, ITS OR THEIR AFFILIATES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), INCLUDING AS TO THE CONDITION, VALUE OR QUALITY OF THE ASSETS OF PARENT AND ITS SUBSIDIARIES, AND EACH OF PARENT AND MERGER SUB SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO ASSETS OF PARENT AND ITS SUBSIDIARIES, ANY PART THEREOF, THE WORKMANSHIP THEREOF, AND THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT.
Article VI
COVENANTS
Section 6.1   Conduct of Business of the Company Prior to the Closing.   During the period commencing on the date of this Agreement and continuing until the Effective Time, except as specifically contemplated by Section 6.1 of the Company Disclosure Schedule or as otherwise expressly permitted or required by Section 6.12 or approved in advance by Parent in writing:
(a)   Ordinary Course.   The Company shall, and shall cause each of its Subsidiaries to, conduct their respective businesses only in, and not take any action except in, the Ordinary Course. The Company shall, and shall cause each of its Subsidiaries to, use their respective commercially reasonable efforts to preserve intact the business organization of the Company and its Subsidiaries, to keep available the services of their respective present officers and key employees and the Key Persons and to preserve the goodwill of those having business relationships with the Company and its Subsidiaries.
(b)   Governing Documents.   The Company shall not, and shall not permit any of its Subsidiaries to, make any change or amendment to their respective certificate of formation, operating agreement or comparable organizational documents with different names.
(c)   Dividends.   The Company shall not declare, set aside, pay or make any dividend or other distribution or payment with respect to any of its Equity Interests, other than (i) tax distributions in the Ordinary Course and consistent with the terms of the Company LLC Agreement and/or (ii) any dividends or distributions of Cash completed prior to Closing (provided, that, in case of both clause (i) and (ii), no dividend or distribution of Cash shall be paid or made if such dividend or distribution would cause the Cash to be less than $3 million immediately after such dividend or distribution). The Company shall not permit any of its Subsidiaries to, declare, set aside, pay or make any dividend or other distribution or payment (whether in cash, Equity Interests or other property) with respect to any Equity Interests of any of its Subsidiaries, other than dividends and distributions by a direct or indirect wholly-owned Subsidiary of the Company to its equity holder(s).
(d)   Changes in Equity Capital.   The Company shall not, and shall not permit any of its Subsidiaries to, purchase or redeem any Equity Interests of the Company or any of its Subsidiaries, or

adjust, split, combine or reclassify any of the equity capital or any other securities of any of them or make any other changes in any of their capital structures.
(e)   Benefit Plans.   The Company shall not, and shall not permit any of its Subsidiaries to, (i) amend, except as required by Law or to preserve tax qualification, any provision of any Benefit Plan, (ii) adopt or enter into any arrangement that would be a Benefit Plan if it had been in effect on the date hereof, except for renewal of health and welfare benefit plans in the Ordinary Course, (iii) terminate any Benefit Plan, (iv) hire, promote or terminate (other than for cause) any manager, officer, employee, director, independent contractor, consultant or any other service provider of the Company or any of its Subsidiaries or (v) increase the compensation or benefits of or grant or pay any benefits to, any manager, officer, employee, director, independent contractor, consultant or any other independent contractor of the Company or any of its Subsidiaries, or take any similar action, except, in the case of this clause (e), (A) to the extent required under the terms of any agreements, trusts, plans, funds or other arrangements existing as of the date of this Agreement and disclosed on Section 6.1(e) of the Company Disclosure Schedule or any Benefit Plan existing as of the date of this Agreement and disclosed on Section 4.17(a) of the Company Disclosure Schedule, (B) to the extent required by applicable Law, (C) to the extent required or contemplated by the terms of this Agreement or (D) for increases in annual base salary of non-executive employees for 2022 in the Ordinary Course, but in no event in excess of three percent (3%) per annum for any employee.
(f)   Issuance of Securities.   The Company shall not, and shall not permit any of its Subsidiaries to: (i) grant, issue or sell any Equity Interests of the Company or such Subsidiary of the Company, respectively; or (ii) issue any securities convertible into or exchangeable for, or options, warrants to purchase, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or enter into any Contract with respect to the issuance of, any such Equity Interests.
(g)   Indebtedness.   The Company shall not, and shall not permit any of its Subsidiaries to: (i) incur or assume any Debt; or (ii) except in the Ordinary Course, make any loans, advances or capital contributions to, or investments in, any other Person (other than to the Company or any of its Subsidiaries); or (iii) enter into any new credit agreements, notes, bonds or indentures (or similar agreements or instruments) or enter into any amendments, modifications or refinancing of any credit agreements, notes, bonds or indentures (or similar agreements or instruments) existing as of the date of this Agreement.
(h)   No Acquisitions.   The Company shall not, and shall not permit any of its Subsidiaries to, acquire: (i) by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; or (ii) any assets, except for purchases of merchandise, inventory or supplies in the Ordinary Course and capital expenditures in compliance with Section 6.1(l).
(i)   No Dispositions.   The Company shall not, and shall not permit any of its Subsidiaries to, lease, mortgage or otherwise encumber, or sell, transfer or otherwise dispose of, any of its properties or assets (including Equity Interests of any of the Subsidiaries of the Company), except for (x) property or assets which are obsolete or no longer used in the operation of the business of the Company or its Subsidiaries or (y) sales of inventory in the Ordinary Course.
(j)   Taxes.   The Company shall not, and shall not permit any of its Subsidiaries to: (i) make, change or revoke any Tax election, (ii) waive or extend any restriction on any assessment period relating to a material amount of Taxes, (iii) file any amended Tax Returns or take any position on any Tax Return filed on or after the date of this Agreement that is inconsistent with elections made or positions taken in preparing or filing similar Tax Returns in prior periods, (iv) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) relating to Taxes, (v) settle or compromise or offer or propose to settle or compromise any Tax Audit, (vi) surrender any right to claim a refund of Taxes, or (vii) adopt, change or revoke any material Tax accounting or reporting method.
(k)   Discharge of Liabilities.   The Company shall not, and shall not permit any of its Subsidiaries to: (i) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted, unasserted, contingent or otherwise) except in the Ordinary Course or in accordance with their terms as in existence on the date of this Agreement; or (ii) settle any Claim, Action, proceeding or investigation except, with respect to this clause (ii), for the settlement in cash (and without the incurrence of any other obligation on the part of the Company or any of its Subsidiaries) of any claim, action, proceeding or investigation that does not provide for aggregate payments by the Company or any of its Subsidiaries in excess of $10,000 individually or $100,000 in the aggregate or, if such settlement in cash is in the Ordinary Course, in excess of $50,000 individually or $250,000 in the aggregate.
(l)   Capital Expenditures.   The Company shall not, and shall not permit any of its Subsidiaries to, make or commit to make any capital expenditures in respect of any capital expenditure project other than (i) any capital expenditures that the Company has approved as of the date of this Agreement that are set forth in the capital expenditure budget provided to Parent prior to the date of this Agreement; (ii) any capital expenditure that is related to operational emergencies, equipment failures or outages and (iii) capital expenditures not in excess of $200,000 individually or $300,000 in the aggregate.
(m)   Material Contracts.   Other than (i) Contracts entered into in the Ordinary Course, (ii) Benefit Plans established or entered into as permitted by Section 6.1(e) and (iii) Material Contracts (or Contracts that would have been Material Contracts had they been entered into prior to the date of the Agreement) with customers of the Group Companies, the Company shall not, and shall not permit any of its Subsidiaries to (i) terminate, enter into or make any material amendment to any Company Agreement listed on Section 4.10(a) of the Company Disclosure Schedule or to enter into any Company Agreement involving payments by or to a Group Company in excess of $200,000 on an annual basis or over the term of the Contract that would be required to be listed on Section 4.10(a) of the Company Disclosure Schedule had it been entered into prior to the date of this Agreement or (ii) enter into or make any amendment to any Contracts (other than non-substantive amendments) between any Group Company, on the one hand, and one or more Insiders, on the other hand.
(n)   Insurance.   The Company shall use commercially reasonable efforts, and shall cause its Subsidiaries to use commercially reasonable efforts, not to permit any Insurance Policy or arrangement naming or providing for the Company or any of its Subsidiaries as a beneficiary or a loss payable payee to be canceled or terminated (unless such policy or arrangement is canceled or terminated in the Ordinary Course and concurrently replaced, to the extent available, with a policy or arrangement with substantially similar coverage) or materially impaired.
(o)   Accounting Methods.   The Company shall not, and shall not permit any of its Subsidiaries to, implement or adopt any change in its material accounting principles, practices or methods except to the extent required by GAAP or mandatory Law.
(p)   No Related Actions.   The Company shall not, and shall not permit any of its Subsidiaries to, authorize or enter into any agreement, commitment or arrangement to do any of the foregoing.
Section 6.2   Access to Information; Proxy Statement.
(a)   Prior to the Effective Time, the Company shall, and shall cause its Subsidiaries to, upon reasonable notice, afford Parent and Merger Sub and their respective Representatives reasonable access, during normal business hours, to the officers, Key Persons, properties, books and records of the Company and its Subsidiaries. Without limitation of the foregoing, the Company shall cause the Representatives of the Company and its Subsidiaries to: (i) furnish such financial and operating data and other information as may be reasonably requested by Parent or Merger Sub from time to time; and (ii) respond to such reasonable inquiries as may be made by Parent or Merger Sub from time to time. Parent and Merger Sub acknowledge and agree that all of the information obtained as a result of the access provided pursuant to this Section 6.2(a) that is “Confidential Information” under the Confidentiality Agreement shall be subject to the Confidentiality Agreement in accordance with the terms thereof.
(b)   Prior to the Effective Time, the Company shall prepare on a monthly basis, and promptly, and in any event within forty-five (45) days following the end of the month in question, provide Parent and Merger Sub with true, correct and complete copies thereof, unaudited consolidated balance sheet as of the end of such month and the related unaudited consolidated statement of operations for such period. The Company shall provide Parent and Merger Sub with prompt written notice of any investigations by Government Authorities that are known to the Company or any of its Subsidiaries, or the institution of litigation, and the Company shall keep Parent and Merger Sub reasonably informed of such events.
(c)   The Company shall promptly, and in any event with forty-five (45) calendar days after the end of the applicable period, deliver to Parent any audited or unaudited consolidated balance sheets and the related audited or unaudited consolidated statements of operations, members’ (deficit) equity and cash flows of the Company as of and for a year-to-date period ended as of the end of any fiscal quarter (and as of and for the same period from the previous fiscal year) or fiscal year (and as of and for the prior fiscal quarter), as applicable that is required to be included in the Proxy Statement or any other SEC filing required to be made by Parent.
(d)   As promptly as practicable following the date of this Agreement, and in any event within thirty (30) Business Days following the date of this Agreement, Parent and the Company shall prepare, and Parent shall file with the SEC, the Proxy Statement, and Parent shall include in the Proxy Statement the recommendation of the Board to Parent’s stockholders to vote in favor of the approval of the Equity Issuances (the “Parent Board Recommendation”). The Company and its counsel shall be given a reasonable opportunity to review the Proxy Statement before it is filed with the SEC, and Parent shall consider the comments reasonably proposed by the Company and its counsel with respect thereto. Each of Parent and the Company shall use its reasonable best efforts to cause the Proxy Statement and all required amendments and supplements thereto to comply with the rules and regulations promulgated by the SEC and to be mailed as soon as practicable to Parent stockholders entitled to vote at the Parent Stockholder Meeting.
(e)   The Company shall furnish to Parent all information concerning itself, its Subsidiaries, officers, directors, managers, stockholders, and other equityholders and information regarding such other matters as in each case may be reasonably requested, necessary or advisable in connection with the Proxy Statement, annual report on Form 10-K, quarterly report on Form 10-Q or current report on Form 8-K pursuant to the Exchange Act in connection with the Transactions, or any other statement, filing, notice or application made by or on behalf of Parent or its Affiliates to any regulatory authority (including the Nasdaq) in connection with the Transactions.
(f)   Each of Parent and the Company shall (A) as promptly as practicable notify the other of (i) the receipt of any comments from the SEC and all other written correspondence and oral communications with the SEC relating to the Proxy Statement (including the time when the Proxy Statement becomes clear of SEC comments) and (ii) any request by the SEC for any amendment or supplements to the Proxy Statement or for additional information with respect thereto, (B) supply each other with copies of (i) all correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement or the Merger and (ii) all Orders of the SEC relating to the Proxy Statement, and (C) provide the other with a reasonable opportunity to incorporate comments into the Proxy Statement.
(g)   Each of Parent and the Company shall ensure that none of the information supplied by it or on its behalf for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is filed with the SEC, at each time at which it is amended and at the time it is disseminated to Parent’s stockholders will, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
(h)   Parent shall use reasonable best efforts to, as promptly as practicable, and in compliance with applicable Law (i) establish the record date for, duly call, give notice of, convene and hold the 2021 annual meeting (or a special meeting, as determined by Parent) (including any adjournment or postponement thereof, the “Parent Stockholders Meeting”) of the stockholders of Parent contemplated by the Proxy Statement in accordance with the DGCL, (ii) cause the Proxy Statement, including the Parent Board Recommendation, to be disseminated to Parent’s stockholders and (iii) solicit proxies from the holders of Parent Common Stock to vote in favor of each of the proposals by Parent set forth in the Proxy Statement, as to the approval of the Equity Issuances. Notwithstanding the foregoing provisions of this

Section 6.2(h), if on a date for which the Parent Stockholders Meeting is scheduled Parent has not received proxies representing a sufficient number of shares of Parent Common Stock to obtain the Parent stockholder approval for the Equity Issuances, whether or not a quorum is present, Parent shall have the right to make one or more successive postponements or adjournments of the Parent Stockholders Meeting; provided, however, that in each case, Parent shall not be permitted to postpone or adjourn the Parent Stockholders Meeting as relates to the Equity Issuances to a date after the date that is five (5) Business Days prior to the Termination Date. Unless (A) this Agreement is validly terminated in accordance with Article VIII or (B) Parent shall have determined in its sole discretion that the approval of Parent’s stockholders is not necessary for purposes of the consummation of the Equity Issuances and the transactions contemplated by this Agreement and shall have waived in writing the condition set forth in Section 7.1(c), Parent shall submit the Equity Issuances for approval of Parent’s stockholders at the Parent Stockholders Meeting to be convened and held prior to the Termination Date.
(i)   If at any time prior to the Effective Time any information relating to the Company, Parent, Merger Sub, or any of their respective Affiliates, directors or officers, is discovered by the Company, Parent or Merger Sub, which is required to be set forth in an amendment or supplement to the Proxy Statement, so that none of such documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC.
Section 6.3   Commercially Reasonable Efforts.
(a)   Each of the Company, Parent and Merger Sub shall cooperate with and assist each other, and shall use their commercially reasonable efforts, to promptly (i) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Transactions as soon as practicable, including satisfaction (but not waiver) of the conditions precedent set forth in Article VII, as well as preparing and filing as promptly as practicable all documentation required to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any other Person, including any Government Authority, that are necessary, proper or advisable to consummate the Merger and other Transactions in the most expeditious manner practicable, but in any event before the Termination Date, (iii) notify the other party of any communication (whether written or oral) from any Government Authority, providing the other party with copies of all such written communications, without delay, to the extent only that to do so is not legally prohibited and would not entail the disclosure of commercially sensitive information, and keeping the other party regularly and reasonably informed of the progress of any notification or filing and providing such assistance as may reasonably be required in relation thereto, (iv) provide reasonable assistance to the relevant applicant in responding to any request for information from any Government Authority promptly and in any event in accordance with any relevant time limit, (v) consult with, and taking into account the views of the other party as to the mode, content and timing of all material communications (whether made orally or in writing) with any Government Authority, (vi) give the other party a reasonable opportunity to comment on drafts of such material communications and to participate in telephone calls and meetings with any such Government Authority (save to the extent that such Government Authority expressly requests that the other party should not participate in such meetings or telephone calls); and (vii) provide the other party with copies of all filings made by such party with any Government Authority or any other information supplied by such party to a Government Authority in connection with the Transactions (with the exception of the filings submitted under the HSR Act); provided, however the provisions of this Section 6.3(a) shall not apply to any discussions, negotiations, communications or agreements between the Parent and any Government Authority or third party in respect of any license, sale, divestiture or disposals under Section 6.3(b) for which the Parent shall, subject to the requirements of the foregoing, have the sole right to devise and implement strategy and lead all meetings and communications with any Government Authority or third party, and shall keep the Company reasonably updated of the progress of any such discussions, communications and agreements. Each of Parent and the Company may, as they deem necessary, designate any sensitive materials to be exchanged in connection with this Section 6.3(a) as “outside-counsel only.” Any such materials, as well as the information contained therein, shall be provided only to a receiving party’s outside counsel (and mutually-acknowledged outside consultants) and not disclosed by such counsel (or consultants) to any employees, officers, or directors of the receiving party without the advance written consent of the party supplying such materials or information. Notwithstanding anything to the contrary, nothing in this Agreement shall require Parent or any of its Affiliates to incur any material out-of-pocket expense other than Parent’s own legal fees and related out-of-pocket expenses or as specifically required by this Agreement, or change any terms to any Contract to which Parent or any of its Affiliates is a party in order to obtain any consent or cause any condition precedent to be satisfied.
(b)   Notwithstanding anything to the contrary contained in this Agreement, except as expressly provided otherwise in Section 6.3(b)(ii), nothing in this Agreement will require or obligate Parent or any of its Affiliates to (and in no event shall any representation, warranty or covenant of Parent contained in this Agreement be breached or deemed breached as a result of the failure of Parent to take any of the following actions):
(i)   agree to or otherwise become subject to any limitations on (A) the right of Parent effectively to control or operate its business (including the business of the Company and its Subsidiaries after the Effective Time) or assets (including the assets of the Company and its Subsidiaries after the Effective Time), (B) the right of Parent to directly or indirectly hold the entirety of the membership interests of the Company, or (C) the right of Parent to exercise full rights of ownership of its business (including the business of the Company and the Subsidiaries after the Effective Time) or assets (including the assets of the Company and its Subsidiaries after the Effective Time);
(ii)   agree or be required to sell or otherwise dispose of, hold (through the establishment of a trust or otherwise), license or divest itself of all or any portion of the business, assets or operations of Parent or Merger Sub or any of their Affiliates or Subsidiaries or the business of the Company or any of the Subsidiaries or any of the assets of the Company or the Subsidiaries, other than to the extent that Parent or its Subsidiaries manufacture as of the date of this Agreement any pharmaceutical product that (x) uses substantially similar active ingredients or has substantially similar effects than any pharmaceutical product that is as of the date of this Agreement being manufactured by the Company or its Subsidiaries and (y) generated consolidated net revenues for Parent and its Subsidiaries in 2020 of less than $10 million; or
(iii)   otherwise take any steps to avoid or eliminate any impediment that may be asserted under any Antitrust Law or other Law governing competition, monopolies or restrictive trade practices.
(c)   The Company shall, if reasonably requested by Parent, and shall cause its Subsidiaries to, effect and agree to sell or otherwise dispose of, hold separate (through the establishment of a trust or otherwise), license or divest itself of, or enter into other similar arrangement regarding, all or any portion of the business, assets, products or operations of Company or any of its Subsidiaries, and take such action or actions that would in the aggregate have a similar effect; provided, however, that any such sale, divestiture, license, holding separate or other similar arrangement, disposition, restriction or action or actions (each, a “Potential Sale Transaction”) is conditioned on the occurrence of, and shall become effective only from and after, the consummation of Closing. Without limiting the foregoing, to the extent requested by Parent, the Company shall, and shall cause its Subsidiaries to, cooperate with Parent to facilitate the Potential Sale Transaction. To the extent reasonably requested by Parent, Company shall, and shall cause its Subsidiaries to:
(i)   enter into confidentiality agreements containing customary terms with any Persons who Parent identifies to the Company as potential purchasers in a Potential Sale Transaction (such potential purchasers to be referred to as “Potential Purchasers”);
(ii)   permit Potential Purchasers to conduct (and cooperate with such Potential Purchasers with respect to) reasonable documentary and other investigations with respect to such Potential Sale Transaction (provided, that any such Potential Purchaser executes and delivers to Parent a confidentiality agreement containing customary terms);

(iii)   comply with any applicable right of first refusal, right of first offer, right of approval and similar provisions that may be applicable to a proposed transfer of a Potential Sale Transaction; and
(iv)   deliver such notices, make such filings and execute such contracts relating to the Potential Sale Transaction as reasonably requested by Parent and at the Company’s sole expense.
(d)   Each of the Company, the Key Persons, the Principal Members, Parent and Merger Sub shall not, and shall cause its respective Controlled Affiliates not to knowingly take any action in the United States of America, including acquiring or investing in any Person or acquiring, leasing or licensing any assets outside the Ordinary Course, or agreeing to do any of the foregoing, if such party in good faith believes that doing so would make it materially more difficult, or materially increase the time required, to (x) obtain the approval of any Government Authority under the HSR Act, (y) obtain all actions or nonactions, expirations or terminations of waiting periods, authorizations and Orders of Government Authority necessary for the consummation of the Transactions or (z) satisfy the condition set forth in Section 7.1(a); provided, however, that Parent may take any reasonable action to resist or reduce the scope of a Potential Sale Transaction or any agreement, requirement, limitation, license, sale, divestiture or disposal under Section 6.3(b) even if it delays such expiration, so long as the delay is not to a date beyond the Termination Date.
Section 6.4   Acquisition Proposals.   From the date of this Agreement until the Effective Time or earlier termination of this Agreement in accordance with its terms, the Company, the Key Persons and the Principal Members shall, and they shall cause their respective Representatives and Affiliates to, negotiate exclusively and in good faith with Parent and Merger Sub with respect to any transaction or series of transactions concerning the sale, transfer or other disposition of Equity Interests of the Company or any of its Subsidiaries or the merger, consolidation, sale of securities or any other similar transaction involving, directly or indirectly, the Company or any of its Subsidiaries, or any substantial portion of the assets of the Company or any of its Subsidiaries; and the Company, the Key Persons and the Principal Members shall not, and shall not permit or authorize any of their respective Representatives or Affiliates to, solicit, initiate or encourage or take any other action to facilitate, any inquiries or proposals by, or engage in or continue any discussions or negotiations with, or furnish any nonpublic information to or enter into any agreement with any Person other than Parent and Merger Sub concerning the sale, transfer or other disposition of Equity Interests of the Company or any of its Subsidiaries or the merger, consolidation, sale of securities or any other transaction or series of transactions involving, directly or indirectly, the sale, transfer or other disposition of the Company or any of its Subsidiaries, or any substantial portion of the assets of the Company or any of its Subsidiaries (each, an “Acquisition Proposal”). The Company, the Key Persons and the Principal Members shall notify Parent and Merger Sub of any Acquisition Proposal promptly after receipt or awareness of the same.
Section 6.5   Restrictive Covenants; Confidentiality.
(a)   During the Term, each Key Person will not, and will cause his Affiliates and Relatives not to, directly or indirectly, engage or participate in, or render services to (whether as owner, operator, member, stockholder, manager, consultant, strategic partner, employee or otherwise) any company, business, product or service engaged in the development, manufacturing, marketing, distribution, sale or license, in each case, in the United States, of (i) any product included in the Novitium Portfolio, (ii) any 505(b)(2) Product or (iii) any Parent Product (a “Competing Business”). For the purposes of the foregoing, no Key Person will be in breach of this Section 6.5(a) solely by reason of (i) his, his Affiliates’ and his Relatives’ ownership, together with that of his, her or its Affiliates, of five (5%) percent or less of a Competing Business’ voting capital stock if (A) such Competing Business is publicly-traded and (B) such Key Person, his Affiliates or Relatives do not control the operation or management of such Competing Business or (ii) engaging in any activity consented to in advance in writing by Parent.
(b)   During the Term, each Key Person and each Company Member will not, and will cause his, her or its Affiliates and Relatives not to, directly or indirectly, solicit for employment, recruit, engage or hire, either as an employee or a consultant, any employee, consultant or independent contractor of Parent or any of its Affiliates, including, without limitation, the business as conducted by the Company and the Subsidiaries (collectively, the “Parent Entities”) who was an employee, consultant or independent contractor of the Company or its Subsidiaries as of the date of this Agreement; provided, that the foregoing restrictions shall not restrict placing general advertisements or listings for employment openings not specifically targeted at such employees, consultants or independent contractors of the Company or its Subsidiaries (“General Advertisement”).
(c)   During the Term, each Key Person will not, and will cause his, her or its Affiliates and Relatives not to, directly or indirectly:
(i)   interfere or attempt to interfere, in any material respect, with any transaction, agreement, prospective agreement, business opportunity or business relationship in which any Parent Entity is involved at any time during the Term; or
(ii)   otherwise engage or participate in any effort or act to induce any person to discontinue a relationship with any Parent Entity; provided, however that notwithstanding the foregoing, nothing in this Section 6.5(c) shall prohibit a Key Person from placing General Advertisements.
(d)   For so long as he, she or it holds any Restricted Shares or is a director, officer or employee of any Parent Entity (but in no event prior to the expiration of the Term), each Key Person and each Company Member will not, and will cause his, her or its Affiliates and Relatives not to, make or cause to be made any statement, comment or other communication, written or otherwise, that would reasonably be expected to constitute disparagement or criticism of, any Parent Entity or any of any of the products or services of any Parent Entity. Notwithstanding the foregoing, nothing in this Section 6.5(c) shall preclude a Key Person or Company Member from (a) making truthful and accurate statements or disclosures that are required or permitted by applicable Laws or legal process, including, but not limited to, responding truthfully to any false or misleading comments made about such Key Person or Company Member; (b) disclosing information about unlawful acts in the workplace, including, but not limited to, sexual harassment; (c) exercising a Key Person’s or Company Member’s rights under the National Labor Relations Act, including but not limited to the right to make good faith reports to government agencies about suspected violations of the law, or (d) providing feedback or performance reviews requested by any Parent Entity or its Affiliates in connection with the Key Person or Company Member’s employment with any Parent Entity.
(e)   For so long as he, she or it holds any Restricted Shares or is a director, officer or employee of any Parent Entity (but in no event prior to the expiration of the Term), each Key Person and each Company Member shall, and shall cause his, her or its Affiliates and Representatives to, keep confidential and not disclose to any other Person or use for the benefit of any other Person any information, technology, know-how, trade secrets, product formulas, industrial designs, franchises, inventions or other industrial and intellectual property in such Key Person’s or Company Member’s possession or control regarding the Parent Entities or their respective businesses (unless and to the extent compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other Laws). The obligations of the Key Persons and Company Members under this Section 6.5(d) shall not apply to information that (i) is obtained from public sources, (ii) is received from a third party not, to the knowledge of the applicable Key Persons or each Company Members, subject to any obligation of confidentiality with respect to such information, (iii) is disclosed after obtaining the prior written consent of Parent or (iv) is or becomes known to the public, other than through a breach of this Agreement.
(f)   At all times, both during and after the Term, each Key Person will not, and will cause his Affiliates and Relatives not to, directly or indirectly, utilize any Parent Confidential Information to develop, manufacture, market, distribute, sell or license, in each case, (i) any product included in the Novitium Portfolio, (ii) any 505(b)(2) Product or (iii) any Parent Product, other than as is required by such Key Person to perform his duties under his Employment Agreement for the benefit of the Company.
(g)   The parties acknowledge and agree that the restrictions contained in Section 6.5 are a reasonable and necessary protection of the immediate interests of Parent and Merger Sub, and any violation of these restrictions would cause substantial injury to Parent and Merger Sub and that Parent and Merger Sub would not have entered into this Agreement without receiving the additional consideration offered by the Key Persons and Company Members in binding themselves to these restrictions. In the event of a breach or a threatened breach by any Key Person or Company Member or any of their Affiliates of these restrictions, Parent and Merger Sub will be entitled to an injunction restraining such Key Person or Company Member or their Affiliates, as applicable, from such breach or threatened breach (without the necessity of proving the inadequacy as a remedy of money damages or the posting of a bond); provided, however, that the right to injunctive relief will not be construed as prohibiting Parent and Merger Sub from pursuing any other available remedies, whether at law or in equity, for such breach or threatened breach.
Section 6.6   Taxes.
(a)   The Equityholders’ Representative, at the Company Members’ expense, shall prepare or cause to be prepared, and the Surviving Company or the designated Company Member shall file or cause to be filed, all Pass-Through Income Tax Returns for any tax period ending on or prior to the Closing Date that are due to be filed after the Closing Date (the “Pre-Closing Tax Returns”), and Parent will cooperate, at the Company Members’ expense, to the extent reasonably requested by the Equityholders’ Representative, in preparing and filing such Pass-Through Income Tax Returns. Such Tax Returns will be prepared on a basis consistent with the prior practice of the Company or its Subsidiaries as applicable, except to the extent required by applicable Law. No later than thirty (30) days prior to the filing of any such Tax Returns, the Equityholders’ Representative shall provide to Parent drafts of such Tax Returns for review and comment and the Equityholders’ Representative shall consider in good faith any changes reasonably requested by Parent (consistent with the prior sentence). Without limiting the foregoing cooperation provisions, in connection with the Pre-Closing Tax Returns, Parent will (and will cause the Surviving Company to) cooperate with the Equityholders’ Representative to enable the Equityholders’ Representative to utilize the Surviving Company’s existing tax return preparation firm(s) (the “Existing Accounting Firm”). Such cooperation may include providing access to books and records and accounting staff, and delegating authority to the Equityholders’ Representative under the Existing Accounting Firm’s engagement agreement sufficient for the Existing Accounting Firm to take direction from the Equityholders’ Representative, or otherwise ensuring that the Equityholders’ Representative will have access to (and the ability to direct, even if indirectly through the Surviving Company) the Existing Accounting Firm. For the avoidance of doubt, the Surviving Company will be responsible for filing the tax returns.
(b)   Parent shall, at its own expense, prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Company and its Subsidiaries for any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”). All such Straddle Period Tax Returns shall be prepared and filed on a basis consistent with the prior practice of the Company or its Subsidiaries as applicable, except to the extent required by applicable Law. No later than thirty (30) days prior to the filing of any such income Tax Returns or as promptly as reasonable practicable for any such non-income Tax Returns, Parent shall provide to the Equityholders’ Representative drafts of such Tax Returns for review and comment and Parent shall consider in good faith any changes reasonably requested by the Equityholders’ Representative (consistent with the prior sentence). With respect to any Straddle Period, (i) the amount of any property, ad valorem or other Taxes imposed on a periodic basis (without regard to income or receipts or specific transactions, including the sale or other transfer or assignment of property) of the Company and its Subsidiaries for a Straddle Period that are Pre-Closing Taxes shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period (however, such Taxes attributable to any property of the Company and its Subsidiaries which is disposed of on or prior to the Closing Date shall be treated entirely as Pre-Closing Taxes, and to the extent such Taxes are attributable to any property of the Company and its Subsidiaries acquired, revalued or re-assessed on or after the Closing Date that does not affect the amount of Tax due in the portion of the Straddle Period prior to such acquisition, revaluation or reassessment, the portions of such Taxes that are Pre-Closing Taxes shall be determined without taking into account such acquisition, revaluation or reassessment) and (ii) the amount of Taxes other than those described in clause (i) that are Pre-Closing Taxes shall be determined based on an interim closing of the books as of the close of business on the Closing Date; provided, however, that exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, will be apportioned between the pre-Closing and post-Closing portions of the Straddle Period on a daily basis. For the avoidance of doubt, all Tax deductions arising in connection with payments made by the Company prior to the Closing or amounts included in the final calculation of the Final Cash Merger Consideration, including Closing Company Transaction Expenses, shall be allocated to the Company in the Pre-Closing Tax Period to the maximum extent permitted under applicable Law.
(c)   Parent and the Surviving Company, on the one hand, and the Equityholders’ Representative, on the other hand, will provide, or cause to be provided, to the other party copies of all correspondence received from any taxing authority by such party or any of its Affiliates in connection with the liability of the Company or its Subsidiaries for Taxes for any period for which such other party is or may be liable. The parties will provide each other with such cooperation and information (including reasonable access to books and records, Tax Returns or Tax filings) as they may reasonably request of each other in preparing or filing any return, amended return or in conducting any Tax Audit or filing a claim for Tax refund. Notwithstanding anything herein to the contrary, Parent and the Surviving Company shall not be required to provide any Person with a copy of any Group Tax Return or any information related thereto, except to the extent such information relates exclusively to the Company or its Subsidiaries.
(d)   In the event that a Parent Indemnified Party receives written notice of any Tax Audit (a “Proceeding Notice”) with respect to any Pass-Through Income Tax Return for a tax period ending on or prior to the Closing (each such Tax Audit, a “Pass-Through Income Tax Proceeding”), Parent shall notify the Equityholders’ Representative in writing thereof no later than the earlier of (i) thirty (30) days after the receipt by a Parent Indemnified Party of the Proceeding Notice, and (ii) 10 days prior to the deadline for responding to the Proceeding Notice (or, if a Parent Indemnified Party did not receive the Proceeding Notice more than 10 days prior to such deadline, as promptly as practicable). Equityholders’ Representative shall have the right, at the Company Members’ sole election and expense, to control any Pass-Through Income Tax Proceeding. With respect to any Pass-Through Income Tax Proceeding: (1) the Equityholders’ Representative will keep Parent reasonably informed concerning the progress of such Pass-Through Income Tax Proceeding and shall consult with Parent in the negotiation and settlement of any Pass-Through Income Tax Proceeding, (2) the Equityholders’ Representative will provide Parent copies of all material written correspondence and other documents relevant to such Pass-Through Income Tax Proceeding, (3) Parent shall have the right to participate, at Parent’s sole expense, in such Pass-Through Income Tax Proceeding that could result in an increase in the amount of Taxes for which a Parent Indemnified Party is not entitled to indemnification from the Company Members pursuant to this Agreement; and (4) without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Equityholders’ Representative will not agree to any settlement of any such Pass-Through Income Tax Proceeding that could result in an increase in the amount of Taxes for which a Parent Indemnified Party is not entitled to indemnification from the Company Members pursuant to this Agreement or under the RWI Insurance Policy. With respect to any Pass-Through Income Tax Proceeding, an election shall be made to push out any resulting Tax Liability pursuant to Section 6226 of the Code or any similar provision of state, local or non-U.S. Tax Law. No Group Company shall elect to apply the partnership audit provisions added by the Bipartisan Budget Act of 2015 to any taxable year prior to 2018.
(e)   (i) Fifty percent (50%) of any transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement or the Transactions (including, without limitation, any such Taxes imposed as a result of any deemed sale of the assets of the Company or its Subsidiaries) (collectively, “Transfer Taxes”) other than those described in clause (ii) shall be borne by the Company Members by way of a deduction from the Cash Merger Consideration as Closing Company Transaction Expenses and the other 50% of all Transfer Taxes will be paid by Parent and the Surviving Company and (ii) one hundred percent (100%) of any such Transfer Taxes incurred in connection with the transactions contemplated under the Real Estate Transfer Agreement will be borne by the Company Members by way of a deduction from the Closing Cash Merger Consideration as Closing Company Transaction Expenses. The Person(s) required to do so by applicable Law, at its or their own expense, will cause to be prepared and timely filed (taking into account any applicable extensions) any Tax Returns required be filed in connection with such Taxes, and shall provide Parent, the Equityholders’ Representative and the Surviving Company with evidence of the timely filing of such Tax Returns. Parent, the Company and their Affiliates shall reasonably cooperate in the preparation of any Tax Returns with respect to Transfer Taxes and to avail themselves of any available exemption from, or reduction of, such Transfer Taxes.
(f)   The Parent, the Surviving Company and the Company Members agree, for federal income tax purposes, to treat the Merger in a manner consistent with the holding in Situation 2 of Revenue Ruling 99-6, 1999-1 C.B. 432. Specifically, the parties agree that such Merger will be treated (i) by the Company Members as a sale of partnership interests to Parent for the Final Cash Merger Consideration, Restricted Shares and Earn-Out Payments, and (ii) by Parent as a purchase of the assets of the Company for the Final Cash Merger Consideration, Restricted Shares and Earn-Out Payments. The Parent, the Surviving Company and the Company Members hereto further agree that the income tax year of the Company shall close on, and the Company’s existence for income tax purposes shall terminate on, the Closing Date. The Parent, the Surviving Company and the Company Members will file all Tax Returns in a manner consistent with this Section 6.6(f) and shall not take any inconsistent position for Tax purposes.
(g)   The Final Cash Merger Consideration, the Restricted Shares and the Earn-Out Payments (including any Liabilities of the Company and adjustments to purchase price required under the Code) shall be allocated among the assets of the Company and its Subsidiary in accordance with the principles of Section 1060 of the Code and the Treasury Regulations thereunder (and any similar provision of state, local or non-U.S. law, as appropriate) and Exhibit L. A draft of such allocation shall be delivered by Parent to the Equityholders’ Representative within one hundred-twenty (120) days after the Closing Date and an updated draft shall be delivered within one hundred-twenty (120) after each payment date for any Earn-Out Payment for the review and comment of the Equityholders’ Representative. Parent shall consider in good faith any changes reasonably requested by the Equityholders’ Representative. The Company Members and Parent shall (i) act in accordance with each such allocation as finally determined pursuant to this Section 6.6(g) in the preparation of all financial statements and the filing of all Tax Returns and in the course of any Tax Audit relating thereto and (ii) take no position and cause their Affiliates to take no position inconsistent with the allocation as finally determined pursuant to this Section 6.6(g) for all Tax purposes, in each case unless otherwise required following a determination within the meaning of Section 1313 of the Code.
(h)   After the Closing, without the prior written consent of the Equityholders’ Representative (such consent not to be unreasonably withheld conditioned or delayed), Parent and its Affiliates shall not and shall not permit the Surviving Company or any of its Subsidiaries to, (i) file or amend or otherwise modify any Tax Return relating to a Pre-Closing Tax Period (except as provided in Section 6.6(b) or pursuant to Section 6.6(i)), (ii) extend or waive, or cause to be extended or waived, any statute of limitations or other period for the assessment of any Tax or deficiency related to a Pre-Closing Tax Period, (iii) make or change any Tax election or accounting method or practice with respect to, or that has retroactive effect to, any Pre-Closing Tax Period, or (iv) make or initiate any voluntary disclosure or similar process with a Government Authority regarding any Pre-Closing Tax Period, in each case, if such action would actually result in a material increase in Pre-Closing Taxes that are Pass-Through Taxes or for which a Parent Indemnified Party is entitled to indemnification from the Company Members pursuant to this Agreement.
(i)   After the Closing, the Company Members shall be entitled to all Tax refunds (or credits in lieu thereof that reduces cash Taxes otherwise payable) received by Parent or any of its Affiliates (including the Company and its Subsidiaries) which relate to any Pre-Closing Tax Period, net of any Taxes imposed thereon or reasonable costs and expenses incurred with respect thereto, except to the extent such Tax refunds or credits (i) were taken into account in the final calculation of the Final Cash Merger Consideration or (ii) result from the carryback of any loss, credit or other allowance arising in a Post-Closing Tax Period. Parent will pay over to the Exchange Agent, for further distribution to the Company Members, any such Tax refund or credit promptly after actual receipt of such Tax refund (or, in the case of any credits, promptly upon filing the applicable Tax Return where such credit is used to reduce Taxes otherwise payable). After the Closing, Parent shall, and shall cause the Company to, work in good faith and use their commercially reasonable efforts to diligently prosecute any such Tax refund claims in order to legally maximize and obtain any such Tax refunds or credits. To the extent any Tax refund or credit paid to the Company Members pursuant to this Section 6.6(i) is subsequently disallowed or required to be returned to the applicable Taxing Authority, the Company Members shall repay the amount of such refund or credit, together with any interest, penalties or other additional amounts imposed by such Taxing Authority, to Parent promptly after receiving notice of such disallowance. In no event shall the aggregate amount of proceeds paid for the benefit of the Company Members under this Section 6.6(i) exceed $500,000. The preceding sentence is intended to ensure that the Merger is not treated as a contingent payment sale without a stated maximum selling price under Section 453 of the Code and the Treasury Regulations promulgated thereunder.
Section 6.7   Public Announcements.   None of the Key Persons, the Company Members or, prior to the Effective Time, the Company shall (or shall permit any of its Affiliates or Representatives to) issue any press release or otherwise make any public statement with respect to the Merger or any of the other Transactions without the prior written consent of Parent, except as required by applicable Law. Notwithstanding the foregoing, the parties acknowledge and agree that Parent, Merger Sub or, after the Effective Time, the Company will file a current report on Form 8-K under the Exchange Act and otherwise issue press releases or make other public statements with respect to the Merger or any of the other Transactions on a conference call with analysts and other investors or as otherwise required by applicable Law, court process or by obligations pursuant to any listing agreement with NASDAQ, as applicable, but shall, where practicable, use reasonable efforts to consult with the Company (if prior to the Closing) or the Equityholders’ Representative (if after the Closing) prior thereto regarding the timing, scope and content of any such press release or public statement. Notwithstanding the foregoing, following Closing and after the public announcement (if any) of the Merger, the Equityholders’ Representative shall be permitted to publicly announce that it has been engaged to serve as the Equityholders’ Representative in connection herewith as long as such announcement does not disclose any of the other terms hereof.
Section 6.8   Debt Financing.
(a)   Parent shall use its reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all things reasonably necessary or advisable to obtain the Debt Financing contemplated by the Debt Commitment Letter on the terms and subject to the conditions described in the Debt Commitment Letter, including to (i) maintain in effect the Debt Commitment Letter (including any definitive agreements entered into in connection therewith) until the earliest of the consummation of the Transactions, the termination of this Agreement or the time at which any Alternative Financing is obtained, (ii) satisfy on a timely basis (taking into account the anticipated timing of the Marketing Period) all conditions in the Debt Financing Agreements (as defined below) and in the Debt Commitment Letter applicable to Parent and Merger Sub (and that are within their control) to obtaining the Debt Financing contemplated thereby, (iii) negotiate and enter into definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letter on terms and conditions contained in the Debt Commitment Letter (as modified, to the extent exercised, by the flex provisions applicable thereto) or otherwise consistent in all material respects with the Debt Commitment Letter and on other terms that would not (A) add any condition precedent to funding of the Debt Financing, or otherwise expand or adversely amend or modify any of the conditions precedent to the receipt of the Debt Financing, or (B) reduce the amount of the Debt Financing below an amount necessary (together with the proceeds of the Preferred Stock Issuance) to fund all of the amounts required to be provided by Parent or Merger Sub for the consummation of the Transactions contemplated by this Agreement (including the payment of the Cash Merger Consideration) (such definitive agreements, together with the Debt Commitment Letter, the “Debt Financing Agreements”), and (iv) consummate the Debt Financing at or prior to the Closing, taking into account the anticipated timing of the Marketing Period (which efforts shall include making demand upon the Financing Sources to consummate the Debt Financing to the extent the conditions thereto have been satisfied (other than those which are dependent upon, or are to occur simultaneously with, the funding of the Debt Financing)), in each case, subject to the Company’s compliance with its obligations under Section 6.8(c) (other than any failures to comply with Section 6.8(c) that, individually and in the aggregate, are not material) (together with the proceeds of the Preferred Stock Issuance). Parent shall keep the Company informed on a reasonably current basis and in reasonable detail of the status of its efforts to arrange the Debt Financing to the extent reasonably requested by the Company for purposes of monitoring the progress of the activities relating to the Debt Financing to the extent not prohibited by the confidentiality provisions contained in the Debt Financing Agreements. Without limiting the generality of the foregoing, Parent will promptly notify the Company (A) if Parent becomes aware of any material breach or material default by any party to any of the Debt Financing Agreements, (B) of the receipt of any written notice or other written communication from any Financing Source with respect to (x) any material breach, default, termination or repudiation under or in respect of any Debt Financing Agreement by any party thereto or (y) any material dispute or material disagreement between or among any parties to any of the Debt Financing Agreements with respect to the obligation to fund the Debt Financing or the amount of the Debt Financing necessary to fund the Transactions and (C) if at any time for any reason Parent believes in good faith that it will not be able to obtain all or any portion of the Debt Financing necessary to fund the amounts required to be provided by Parent or Merger Sub for the consummation of the Transactions.
(b)   If any portion of the Debt Financing necessary to fund the amounts required to be provided by Parent or Merger Sub for the consummation of the Transactions contemplated by this Agreement becomes, or is reasonably likely to become, unavailable on the terms and conditions contemplated by the applicable Debt Financing Agreements (giving effect to, to the extent exercised, the flex provisions applicable thereto) or for any reason any of the Debt Financing Agreements, after execution and delivery thereof by all parties thereto, shall be withdrawn, repudiated, terminated or rescinded, Parent will use its reasonable efforts to arrange and obtain in replacement thereof, as promptly as reasonably practicable following the occurrence of such event (and in any event no later than the Closing), alternative debt financing from alternative debt sources (such alternative financing, the “Alternative Financing”) (i) in an amount sufficient to consummate the Transactions, (ii) the availability of which shall not be subject to additional or expanded conditions as compared to those set forth in the Debt Commitment Letter, (iii) which would not prevent or materially delay and would not reasonably be expected to prevent or materially delay the consummation of the Debt Financing or the Transactions and (iv) otherwise on terms and conditions that, taken as a whole, are not materially less favorable to Parent, Merger Sub and the Company than the terms and conditions of the Debt Commitment Letter. Parent shall deliver to the Company true, correct and complete copies of all commitment letters or other similar arrangements (including fee letters redacted only for fee, “market flex” and certain economic terms in a manner customary for transactions of this type) related to any Alternative Financing. For purposes of this Agreement, (A) the term “Debt Financing” as used in this Agreement will be deemed to include any such Alternative Financing, (y) the term “Debt Commitment Letter” will be deemed to include any commitment letters with respect to any such Alternative Financing and (z) the term “Debt Financing Agreements” will be deemed to include any definitive agreement with respect to the Alternative Financing.
(c)   On and prior to the Closing Date, the Company shall use reasonable efforts, and shall cause its Subsidiaries and their respective officers, employees, advisors and other Representatives to use their reasonable efforts, to provide such cooperation in connection with the arrangement of, and satisfaction of the conditions to, the Debt Financing as is reasonably requested by Parent. Such cooperation shall include the following, each of which shall be at Parent’s written request with reasonable prior notice:
(i)   participation by the senior management team (with appropriate seniority and expertise) of the Company and its Subsidiaries in the marketing activities undertaken in connection with the marketing of the Debt Financing, including (A) assistance in preparation of customary marketing materials and due diligence sessions related thereto, (B) preparation for and participation in a reasonable number of meetings, presentations, due diligence sessions, drafting sessions, road shows, conference calls, lender meetings and other customary syndication activities with prospective lenders and debt investors, in each case, at reasonable times and upon reasonable notice and (C) delivery of customary authorization and representation letters (including customary representations (solely with respect to the Company and its Subsidiaries) with respect to the absence of material non-public information in the public-side version of documents distributed to potential lenders and the absence of material misstatements);
(ii)   reasonable assistance with obtaining ratings from one or more rating agencies (including corporate ratings and ratings for the Debt Financing), including participation by senior management of the Company and its Subsidiaries in, and assistance with, the preparation of rating agency presentations and meetings with rating agencies;

(iii)   (A) furnishing due diligence materials, financial and other pertinent information relating to the Company and its Subsidiaries and its and their respective businesses (including information to be used in the preparation of rating agency presentations, an information package, bank confidential information memoranda, offering documents, prospectus, offering memoranda and similar customary documents regarding the business, operations, financial projections and prospects of the Company and its Subsidiaries reasonably required in connection with the Debt Financing) to Parent, Merger Sub and the Financing Sources, in each case that is customary for purposes of the syndication and consummation of the Debt Financing to the extent reasonably requested by Parent to assist in the preparation of customary prospectus, offering or information documents to be used in connection with the Debt Financing (including in connection with the syndication of a credit facility) and that is reasonably available to the Company and (B) reviewing and commenting on Parent’s draft of a business description (solely as it relates to the Company and its Subsidiaries) to be included in offering documents and other marketing materials;
(iv)   providing as promptly as reasonably practicable (and in any event, no less than four (4) Business Days prior to the Closing Date) such other documentation and other information reasonably requested by the Financing Sources at least nine (9) Business Days prior to the Closing Date under applicable “know-your-customer” and anti-money laundering rules and regulations (including the USA PATRIOT Act), including, without limitation, if applicable, a certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230 relating to the Company or any of its Subsidiaries;
(v)   cooperating to facilitate the pledging of, granting of security interests in and obtaining perfection of any Liens on, collateral (including using reasonable efforts to, at the Closing and subject to the occurrence of the Effective Time, deliver original copies of all certificated securities and instruments (with transfer powers executed in blank) required to be provided as collateral under the Debt Commitment Letter), as may be reasonably requested by Parent and the Financing Sources;
(vi)   executing and delivering, subject to the occurrence of the Effective Time, financing agreements and such pledge and security and related documents and certificates as may be reasonably requested by Parent or the Financing Sources;
(vii)   establishing bank and other accounts, subject to the occurrence of the Effective Time, and blocked account agreements and lock-box arrangements to the extent necessary in connection with the Debt Financing;
(viii)   furnishing Parent and the Financing Sources as promptly as reasonably practicable with such other financial and other information regarding the Company and its Subsidiaries as Parent and the Financing Sources may reasonably request and that is reasonably available to the Company;
(ix)   executing and delivering any certificates as may be reasonably requested by Parent (other than as to solvency matters) with respect to certain financial information in the offering documents not otherwise covered by “comfort” letters described above so long as such certificate does not relate to (A) any financial information concerning the Company and its Subsidiaries that the Company and its Subsidiaries do not maintain in the Ordinary Course or (B) any other information not reasonably available to the Company under its current reporting systems;
(x)   taking all corporate actions, subject to the occurrence of the Effective Time, reasonably requested by Parent that are necessary or customary to permit the consummation of the Debt Financing, and to permit the proceeds thereof to be made available on the Closing Date to consummate the Transactions;
(xi)   reasonable assistance of the senior management of the Company and its Subsidiaries in complying with relevant publicity guidelines with respect to any Debt Financing, including refraining from public comment in respect thereof without the prior consent of Parent, except as may be required by applicable Law;

(xii)   requesting that its independent auditors assist and cooperate with the Debt Financing, including by providing the Specified Auditor Assistance;
(xiii)   delivering to Parent and its Financing Sources the information with respect to the business, operations and financial condition of the Company and its Subsidiaries that is expressly required to be provided by the Debt Commitment Letter (including, without limitation, the Required Information); and
(xiv)   causing the Required Information, when delivered by the Company to Parent and its Financing Sources, not to contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were made.
provided, however, that, notwithstanding the foregoing, (A) no obligation of the Company or any of its Subsidiaries under any such certificate, document or instrument (other than (x) the certificates to provide comfort referred to in clause (x) above and (y) the authorization and representation letters referred to in clause (i) above and “know-your-customer” and beneficial ownership information referred to in clause (iv) above) shall be effective until the Effective Time, (B) none of the Company or any of its Subsidiaries shall be required to execute or take any action under any such certificate, document or instrument (other than (x) the certificates to provide comfort referred to in clause (x) above and (y) the authorization and representation letters referred to in clause (i) above and “know-your-customer” and beneficial ownership information referred to in clause (iv) above) that is not contingent upon the Closing (including the entry into any agreement that is effective before the Closing) or that would be effective prior to the Effective Time, (C) the Company and its Subsidiaries and their respective directors, officers and employees shall not be required to pass any resolution or consent to approve or authorize the Debt Financing that would be effective prior to the Effective Time or take any action that would cause any such director, officer or employee to incur or be exposed to any actual or potential personal liability, (D) the Company and its Subsidiaries shall not be required to take any action that (1) conflicts with any Law or the organizational documents of the Company or any of its Subsidiaries existing on the date hereof, or that conflicts with or would result in a breach of or a default under any Material Contract existing on the date hereof, (2) would require the Company or any of its Subsidiaries to disclose information subject to any attorney-client privilege (provided, however, that the Company shall use its reasonable efforts to allow for such access or disclosure to the extent that does not result in a loss of any such attorney-client privilege), (3) would unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or (4) would require the Company or any of its Subsidiaries to bear any out-of-pocket third party cost or expense or pay any fee prior to the Closing (except to the extent Parent will reimburse such cost, expense or fee, other than as provided in the proviso to subsection (f) below), and (E) the Company and its Subsidiaries shall not be required to deliver any legal opinion or negative assurance letter. Nothing in this Section 6.8 or otherwise shall require the Company or any of its Subsidiaries, prior to the Closing, to be an issuer or other obligor with respect to any of the Debt Financing.
(d)   At the request of Parent, the Company shall review and comment on marketing materials used in connection with the arrangement of the Debt Financing prior to the dissemination of such materials to potential lenders or other counterparties to any proposed financing transaction (or filing with any Government Authority); provided, that the Company shall communicate in writing its comments, if any, to Parent and its counsel within a reasonable period of time under the circumstances. Except as expressly contemplated in subsection (c) above, the Company shall not be required to agree to any contractual obligation relating to the Debt Financing that is not conditioned upon the Closing and that does not terminate without liability to the Company and its affiliates upon the termination of this Agreement. The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing so long as such logos are used solely in connection with the Debt Financing in a manner that is not intended or reasonably likely to harm, disparage or otherwise adversely affect in any material respect the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries.
(e)   Parent shall indemnify and hold harmless the Company and its Subsidiaries, and each of their respective directors, officers, employees, agents and other Representatives, from and against any and all liabilities, costs, losses and expenses suffered or incurred by the Company, its Subsidiaries and their respective officers, directors, agents and employees in connection with the Debt Financing or any assistance or activities provided in connection therewith (other than with respect to any historical information provided in writing by the Company or its Subsidiaries specifically for use in connection therewith); provided, however, that the foregoing shall not apply to the extent that such liabilities, costs, losses or expenses are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct, bad faith or gross negligence of the Company, any of its Subsidiaries or any of their respective directors, officers, employees, agents or other Representatives.
(f)   Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket third party costs and expenses incurred by the Company, its Subsidiaries and their respective officers, directors, agents and employees in connection with the cooperation contemplated by this Section 6.8; provided, that Parent shall not be required to reimburse the Company, any of its Subsidiaries or any of their respective officers, directors, agents or employees for any costs and expenses incurred with respect to the Financial Statements or with respect to other financial statements, financial information or other materials (i) prepared prior to the date hereof that may be used in connection with the Debt Financing (it being understood that this clause (i) shall not exclude the reasonable and documented fees and expenses of the Company’s auditors, accountants and counsel in providing the assistance or comfort required by this Section 6.8) and (ii) prepared after the date hereof in connection with the Proxy Statement or the applicable requirements of the Exchange Act (it being understood that this clause (ii) shall not exclude the reasonable and documented fees and expenses of the Company’s auditors, accountants and counsel in providing the assistance or comfort required by this Section 6.8).
(g)   Subject to the Parent Stockholder Approval, Parent will use its commercially reasonable efforts to cause the Preferred Stock Issuance to be consummated no later than substantially simultaneous with the consummation of the Closing.
Section 6.9   Board Representation.   For such time as the Principal Members continue to collectively own at least (i) fifty percent (50%) of the Restricted Shares issued to the Principal Members pursuant to the Merger, and (ii) six and 6/10 percent (6.6%) of the issued and outstanding shares of Parent Common Stock (in the case of clauses (i) and (ii), whether or not remaining subject to Transfer Restrictions under Section 1.11, and subject to adjustment with respect to any share split, share combination or similar transaction) (the “Director Threshold”), the Principal Members shall have the right to nominate one Eligible Person as director to the Board. As promptly as practicable after such nomination, Parent shall increase the size of the Board by one seat and shall cause such newly created vacancy be filled with the Eligible Person nominated by the Principal Members in accordance with this Section 6.9. With respect to any subsequent general meeting of Parent’s stockholders, Parent shall take all necessary action to recommend to Parent’s stockholders the election of the nominated Eligible Person as a director, subject to the Director Threshold continuing to be met. If a Key Person becomes a Bad Leaver, such Key Person, if then serving on the Board, shall promptly resign from the Board upon the Board’s request; provided, that the right of the Principal Members to nominate an Eligible Person to the Board shall not otherwise be affected by a Key Person becoming a Bad Leaver. If such Eligible Person ceases to serve as a member of the Board during his or her term of office, the Principal Members shall have the right to nominate another Eligible Person to fill the resulting vacancy on the Board, subject to the Director Threshold continuing to be met, in which case Parent shall cause such resulting vacancy be filled with the Eligible Person nominated by the Principal Members in accordance with this Section 6.9. From such time as the Director Threshold is no longer met, the Principal Members shall, and shall cause their Affiliates to, upon the Company’s request, be required to take such action as is necessary to promptly remove such Eligible Person from the Board, whereupon the size of the Board shall automatically be reduced accordingly.
Section 6.10   Employee Matters.
(a)   For the period commencing as of the Closing Date and ending on the first anniversary of the Closing Date, Parent shall, or shall cause one of its Controlled Affiliates to, provide each employee of the Company or any of its Subsidiaries who continues their employment with Parent or one its Controlled Affiliates immediately following the Closing (the “Continuing Employees”) (i) the base salary that is no less favorable than the lesser of the base salary provided to the Continuing Employee immediately prior to the Closing or the base salary provided to similarly situated employees of Parent and its Controlled Affiliates (other than the Group Companies) immediately prior to the Closing and (ii) all other employee benefits (excluding equity, equity-based and change in control benefits) that are, in the aggregate, no less favorable than the lesser of the employee benefits (excluding equity, equity-based and change in control benefits) provided to the Continuing Employee immediately prior to the Closing or the employee benefits (excluding equity, equity-based and change in control benefits) provided to similarly situated employees of Parent and its Controlled Affiliates (other than the Group Companies) immediately prior to the Closing. Parent shall (or shall cause its Controlled Affiliates to) use commercially reasonable efforts to recognize the prior service with the Company and its Subsidiaries of each of the Continuing Employees for purposes of determining eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including, but not limited to, for purposes of vacation, sick and paid time-off accrual and severance benefits). Parent shall (or cause its Controlled Affiliates to) use commercially reasonable efforts to waive all limitations as to pre-existing conditions exclusions (or actively at work or similar limitations), evidence of insurability requirements and waiting periods with respect to participation and coverage requirements applicable to such Continuing Employees under any medical, dental and vision plans that such employees may be eligible to participate in after the Closing. Parent shall (or shall cause its Controlled Affiliates to) use commercially reasonable efforts to also provide such Continuing Employees and their eligible dependents with credit for any co-payments, deductibles and offsets (or similar payments) made under the Benefit Plans for the year in which the Closing occurs under Parent’s (or one of its Controlled Affiliates’) medical, dental and vision plans for the purposes of satisfying any applicable deductible, out-of-pocket, or similar requirements under such employee benefit plans in the year in which the Closing occurs. Notwithstanding anything herein to the contrary, this Section 6.10 shall not operate to (i) duplicate any benefit provided to any such Continuing Employee or to fund any such benefit, (ii) require Parent, the Company or any of their respective Subsidiaries and Affiliates to continue to maintain any employee benefit plan in effect following the Closing for the employees of Parent, the Company or any of their respective Subsidiaries and Affiliates, including such Continuing Employees, or (iii) be construed to mean the employment of such Continuing Employees is not terminable by Parent, the Company or any of their respective Subsidiaries and Affiliates at any time, for any reason and without notice.
(b)   If requested by Parent at least five (5) Business Days prior to the Closing Date, the Company shall (or shall cause its Subsidiaries) to take all actions reasonably necessary or appropriate to terminate, effective no later than the day immediately prior to the Closing Date (the “Plan Termination Date”) any Benefit Plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code (a “Company 401(k) Plan”). If the Company or any of its Subsidiaries is required to terminate any Company 401(k) Plan, then the Company shall provide to Parent prior to the Plan Termination Date written evidence of the adoption by the Company’s, or the applicable Subsidiary’s, board of directors (or comparable governing body) of resolutions authorizing the termination of such Company 401(k) Plan (the form and substance of which resolutions shall be subject to the prior reasonable review of Parent).
Section 6.11   Termination of Certain Contracts.   The Company shall, and shall cause its Subsidiaries to, terminate (A) the Facility Lease Agreement and (B) all other Contracts listed on Schedule 1.4(b)(iv), in each case, effective prior to the consummation of the Closing and with a full release of any further liability or obligation to the Company or any of its Subsidiaries.
Section 6.12   Real Estate Acquisition.   Prior to the Effective Time, the Company shall form a limited liability company as a wholly-owned subsidiary of the Company (such limited liability company, “Real Estate Buyer”). Prior to the Effective Time, but substantially concurrently with the Effective Time, the Company, at its sole cost and expense, shall cause Real Estate Buyer to enter into the Real Estate Transfer Agreement with SCV Real Estate LLC, a Delaware limited liability company (“Real Estate Seller”), in respect of the Facility and consummate the transfer of the Facility from Real Estate Seller to Real Estate Buyer, in conformance with all provisions of the Real Estate Transfer Agreement and Section 4.8(c). The certificate of formation and operating agreement of Real Estate Buyer as well as the deed and transfer documentation shall be in form and substance reasonably acceptable to Parent. The Company shall further cause Real Estate Buyer to obtain a title insurance policy pro forma of an American Land Title Association owner’s title policy by a reputable title insurance company qualified to do business in New Jersey, the form of such pro forma policy approved by the parties is attached hereto as Exhibit P (the “Proforma Policy”), to insure the Real Estate Buyer as the fee simple owner of the Facility upon the closing of the transfer of the Facility in accordance with the Real Estate Transfer Agreement and recordation of the deed, in an amount of no less than $3.5 million and on such other terms and conditions as are reasonably acceptable to Parent (the “Title Insurance Policy”). The Key Persons shall cause the Real Estate Seller to provide such cooperation as is reasonably required for Real Estate Buyer to obtain the Title Insurance Policy. To the extent any Transaction Expenses incurred by the Company or Real Estate Buyer in connection with the transactions contemplated under this paragraph are unpaid at Closing, they shall be borne by the Company Members as Closing Company Transaction Expenses.
Section 6.13   Standstill.   The Key Persons and Principal Members shall not, and shall cause their respective Affiliates and their and their Affiliates’ Representatives not to, until the third anniversary of the Closing Date (such period, the “Standstill Period”), directly or indirectly, without the prior written consent of Parent, except (i) for purposes of the Merger or (ii) with respect to clauses (a), (b) and (g), in connection with the service of an Eligible Person on the Board or of a Key Person as an officer of Parent and/or its Subsidiaries, act alone or in concert or conscious parallelism with others, or cooperate with others, to:
(a)   control or seek to control, or influence or seek to influence, Parent or any of its Subsidiaries, the Board or management of Parent or any of its Subsidiaries or the policies of Parent or any of its Subsidiaries;
(b)   make, or in any way participate or engage in, any solicitation of proxies to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of Parent or any of its Subsidiaries;
(c)   form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of Parent or any of its Subsidiaries;
(d)   except in connection with the enforcement by way of court proceedings of his rights under this Agreement, any agreement contemplated thereby and any other agreement between such Key Person or Principal Member, on the one hand, and Parent or a Subsidiary thereof, on the other hand, make any public statement that is critical of Parent or any of its Subsidiaries, the Board or management of Parent or any of its Subsidiaries or the policies of Parent or any of its Subsidiaries;
(e)   enter into or seek or propose to effect or facilitate any purchase or sale of securities (other than the Restricted Shares, subject to Transfer Restrictions under Section 1.11) or assets of Parent or any of its Subsidiaries, any warrant or option to purchase such securities or assets, any security convertible into any such securities, any derivative or hedging transaction involving securities of Parent or any of its Subsidiaries, or any other right to acquire such securities or assets (other than option grants or other equity grants approved by the Board of Parent and purchases of products or services in the Ordinary Course);
(f)   enter, agree to enter, propose, seek or offer to enter into or facilitate any merger, business combination, recapitalization, restructuring or other extraordinary transaction involving Parent or any of its Subsidiaries (other than the Merger);
(g)   call, request the calling of, or otherwise seek or assist in the calling of a special meeting of the Board or stockholders of Parent or any of its Subsidiaries;
(h)   disclose any intention, plan or arrangement prohibited by, or inconsistent with, any of the foregoing;
(i)   advise, assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other persons in connection with any of the foregoing; or
(j)   have any discussions or communications with, enter into any arrangements, understandings or agreements (whether written or oral) with, advise, finance, assist or encourage, act in concert or conscious parallelism with, or cooperate with, any other person in connection with any of the foregoing, or make any investment in, enter into any arrangement or understanding with, or form a “group”

with or otherwise act in concert or conscious parallelism with, or cooperate with, any other person that engages, or offers or proposes to engage, in any of the foregoing.
Each Key Person and each Principal Member also shall not, and shall cause their respective Affiliates and their and their Affiliates’ Representatives not to, during the Standstill Period, directly or indirectly, without the prior written consent of Parent, (x) make any request directly or indirectly, to amend or waive any of their obligations under this Section 6.13, or (y) take any action that might require Parent to make a public announcement regarding the possibility of a business combination, merger or other type of transaction described under this Section 6.13.
Notwithstanding anything to the contrary set forth herein, (i) upon the occurrence of a Significant Event, the restrictions set forth in this Section 6.13 (other than the restrictions in clause (d) hereof) will immediately terminate and be of no further force or effect; provided that, in the event that (A) the transaction relating to such Significant Event shall not have been consummated and (x) the definitive agreement relating thereto shall have expired or been terminated or (y) there is a public announcement of the withdrawal or abandonment of the intention to pursue such Significant Event by the Person pursuing such transaction and (B) prior to such time, the Key Persons or Principal Members shall not have taken any of the actions contemplated by this Section 6.13, the restrictions set forth in this Section 6.13 shall be reinstated and shall continue to apply in full force and effect on the terms set forth herein; (ii) the Key Persons and Principal Members shall not be precluded from making any confidential offers or proposals to the Board in a manner reasonably believed not to require Parent to make a public announcement of such offer or proposal; provided that the Key Persons and Principal Members shall not, and shall cause their respective Affiliates not to, publicly disclose any such offers or proposals; and (iii) the Key Persons, Principal Members and their respective Affiliates shall not be precluded from owning or acquiring interests in mutual funds or similar entities that own capital stock of Parent.
Section 6.14   Investor Questionnaire.   The Company and the Principal Members shall use their reasonable best efforts to cause each Company Member to promptly and accurately complete a customary investor questionnaire for private offerings of securities (the “Questionnaire”) certifying among other things that the Company Member is either an Accredited Investor and/or has, either alone or with his or her purchaser representative or representatives, such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of owning the Restricted Shares and to deliver the same to Parent prior to the Closing.
Section 6.15   Company Consent Solicitation.   In connection with the Company’s solicitation of the Company Members to enter into the Support Agreement pursuant to which such Company Members shall agree, among other things, to vote all of their Company Interests in favor of the approval of this Agreement and to become a party to this Agreement by way of joinder, the Company and the Principal Members shall take all reasonable action necessary or advisable to secure such consent of Company Members in favor of approval of this Agreement and shall not take any action that could be expected to prevent the consent of Company Members in favor of such approval. Without limiting the generality of the foregoing, the Company and the Principal Members shall cause the Proxy Statement and most recent Form 10-K of Parent to be delivered to each Company Member in such solicitation and shall use their reasonable best efforts to cause each of the Company Members to (a) appoint promptly one of the Principal Members as its “Purchaser Representative” (as that term is defined in Rule 501 under the Securities Act), and (b) execute and deliver to Parent the an accurately completed Questionnaire. The Company, the Principal Members and Parent shall cooperate in connection with such solicitation, including providing all information reasonably requested by the other parties.
Section 6.16   Non-accredited Company Members.   Prior to the Effective Time, neither the Company nor the Principal Members shall consent to, or take any action that would cause or permit, any Company Members to Transfer their outstanding Company Interests to any Person such that the number of Company Members who are not Accredited Investors would increase to more than thirty-five (35), including by way of permitting any Transfers by existing Company Members or issuing any direct or derivative Company Interests to persons who are not existing Company Members.
Section 6.17   Registration Rights.   From and after the Closing, the Company Members shall have the rights, and Parent shall have the obligations, set forth in the Registration Rights Schedule, in each case on the terms and to the extent set forth therein.

Article VII
CONDITIONS PRECEDENT
Section 7.1   Conditions to the Obligation of All Parties.   The obligations of all parties to this Agreement required to be performed by them at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived in whole or in part by the parties as provided herein (except as otherwise required by applicable Law):
(a)   HSR.   All filings required to be made under the HSR Act in connection with the Transactions shall have been made, and all applicable waiting periods with respect to each such filing, including any extensions thereof, shall have expired or been terminated.
(b)   No Injunction.   (i) No court of competent jurisdiction or other Government Authority shall have issued or threatened to issue an Order (including an injunction, whether preliminary or permanent) or taken any other action enjoining, restraining or otherwise prohibiting the consummation of the Merger or any of the other Transactions and (ii) no action shall have been taken, and no statute, rule, regulation or order shall have been promulgated or enacted, by any Government Authority, which would prevent or make illegal the consummation of the Merger or any of the other Transactions.
(c)   Parent Stockholder Approval.   The Equity Issuances shall have been approved by the holders of Parent Common Stock at the Parent Stockholders Meeting (the “Parent Stockholder Approval”).
(d)   ISRA Requirement.   The Company and the Real Estate Seller have met the requirements under ISRA for the transfer of the Facility pursuant to the Real Estate Transfer Agreement and the consummation of the Merger.
Section 7.2   Conditions to the Obligation of Parent and Merger Sub.   The obligations of Parent and Merger Sub required to be performed by them at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived in whole or in part by Parent and Merger Sub as provided herein except as otherwise required by applicable Law:
(a)   Representations and Warranties Regarding the Company.
(i)   Each of the Company Fundamental Representations shall be true and correct in all respects (other than de minimis inaccuracies with respect to the third sentence of Section 4.1 (Organization and Good Standing), Section 4.2(b) (Subsidiaries) insofar as it relates to foreign qualification and Section 4.4(d) (Capitalization) insofar as it relates to any Company Member becoming a resident of India between the date of this Agreement and the Closing Date), in each case as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date).
(ii)   Each of the other representations and warranties contained in Articles III and IV shall be true and correct as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where all failures of such representations and warranties to be so true and correct (in each case, other than with respect to Section 4.6(ii) (Undisclosed Liabilities), the first sentence of Section 4.7 (Absence of Certain Changes), or the word “material” when used in the definition of any defined terms in this Agreement containing the word “Material”, or the word “Material” when used in any defined terms in this Agreement), without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects) or “Company Material Adverse Effect” qualification (including qualifications indicating accuracy with such exceptions as, individually or in the aggregate, do not have, and are not reasonably likely to have, a Company Material Adverse Effect)) do not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Representations and Warranties Regarding the Key Persons and Company Members.   Each of the representations and warranties contained in Article III or in the Support Agreement shall be true and correct in all respects (other than de minimis inaccuracies), in each case as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date).
(c)   Covenants.   The Company shall have performed in all material respects each of the obligations and complied in all material respects with each of the covenants required by this Agreement or any other Transaction Document to be performed or complied with by it on or prior to the Closing Date. Each Key Person and Company Member shall have performed in all material respects each of the obligations and complied in all material respects with each of the covenants required by this Agreement or any other Transaction Document to be performed or complied with by it on or prior to the Closing Date.
(d)   Company Material Adverse Effect.   No circumstance, state of facts or matters, change, event, occurrence, action or omission shall have occurred after the date of this Agreement that, individually or in the aggregate, has had a Company Material Adverse Effect.
(e)   Officer Certificates.   The Company shall have delivered to Parent and Merger Sub a certificate signed on behalf of the Company by an executive officer of the Company, in their capacities as such, to the effect that each of the conditions precedent set forth in Section 7.2(a), the first sentence of Section 7.2(c) and Section 7.2(d) have been satisfied. Each Principal Member shall have delivered to Parent and Merger Sub a certificate signed by a duly authorized signatory, in his capacity as such, of such Principal Member, in its capacity as such, to the effect that the conditions precedent set forth in Section 7.2(b) and the last sentence of Section 7.2(c) have been satisfied as to such Principal Member.
(f)   Delivery of Transaction Documents.   Parent and Merger Sub shall have received each of the certificates, instruments, Contracts or other documents required to be delivered by the Company or the Company Members under this Agreement at or prior to the Closing, including those listed in Section 1.4(a) and Section 1.4(b).
(g)   Employment Agreements.   All Employment Agreements remain in full force and effect and no Key Person has ceased to be employed by the Company for any reason or no reason (other than, in the case of Thorappadi Vijayaraj, as a result of death or disability).
(h)   Real Estate Closing.   The transfer of the Facility by the Real Estate Seller to the Real Estate Buyer shall have been consummated in accordance with the terms and conditions of the Real Estate Transfer Agreement and in accordance with Section 6.12.
(i)   No Liens.   There shall be no Liens on any of the assets of the Company or any of the Subsidiaries other than Permitted Liens or, in the case of the Facility, Real Estate Permitted Liens.
(j)   OAI.   There shall not, with respect to a Group Company, have been an FDA audit that resulted in an OAI (Official Action Indicated).
Section 7.3   Conditions to the Obligation of the Company and the Principal Members.   The obligations of the Company and the Principal Members required to be performed by them at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived in whole or in part by the Company as provided herein except as otherwise required by applicable Law:
(a)   Representations and Warranties.
(i)   Each of the Parent Fundamental Representations shall be true and correct in all respects (other than de minimis inaccuracies), in each case as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date).
(ii)   Each of the other representations and warranties contained in Article V shall be true and correct in all respects, in each case as of the Closing Date, as if made on the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where all failures of such representations and warranties to be so true and correct (in each case, other than with respect to Section 5.5, without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects) or “Parent Material Adverse Effect” qualification (including qualifications indicating accuracy with such exceptions as, individually or in the aggregate, do not have, and are not reasonably likely to have, a Parent Material Adverse Effect)) do not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   Covenants.   Parent and Merger Sub shall have performed in all material respects each of the obligations and complied in all material respects with each of the covenants required by this Agreement or any other Transaction Document to be performed or complied with by them on or prior to the Closing Date.
(c)   Officer Certificate.   Parent and Merger Sub shall have delivered to the Company a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent and Merger Sub to the effect that each of the conditions precedent set forth in Section 7.3(a) and (b) have been satisfied.
(d)   Delivery of Transaction Documents.   The Company shall have received each of the certificates, instruments, Contracts or other documents required to be delivered by Parent or Merger Sub under this Agreement at or prior to the Closing, including those documents listed in Section 1.4(c).
(e)   OAI.   There shall not, with respect to Parent or its Subsidiaries, have been an FDA audit that resulted in an OAI (Official Action Indicated).
Article VIII
TERMINATION
Section 8.1   Termination.
(a)   This Agreement may be terminated at any time prior to the consummation of the Closing:
(i)   by mutual written consent of Parent and the Company;
(ii)   by Parent or the Company, if the Closing shall not have taken place on or prior to 5:00 p.m., New York City time, on December 8, 2021 (as may be extended pursuant to this Section 8.1(a)(ii), the “Termination Date”), which date may be extended by (A) Parent or the Company by up to an additional three months from the original Termination Date if, at the original Termination Date, the only conditions precedent that have not yet been satisfied are the conditions precedent set forth in Section 7.1(a) (HSR) and those conditions precedent that by their terms require the delivery of any documents or the taking of other action at the Closing or (B) the mutual agreement of Parent and the Company; provided, however, that the right to terminate this Agreement under this Section 8.1(a)(ii) shall not be available to (x) Parent if the failure by Parent or Merger Sub to perform any covenant or obligation under this Agreement or the inaccuracy or breach by Parent or Merger Sub of a representation or warranty contained in or made pursuant to this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date or (y) the Company if the failure by any Key Person, Company Member who became party to the Support Agreement or the Company to perform any covenant or obligation under this Agreement or the inaccuracy or breach by any Key Person, Company Member who became party to the Support Agreement or the Company of a representation or warranty contained in or made pursuant to this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;
(iii)   by Parent, if any of the conditions precedent set forth in Section 7.1 or 7.2 shall become incapable of being satisfied; provided, that Parent shall have provided fifteen (15) Business Days’ notice thereof to the Company and the applicable condition precedent shall not have been satisfied within such period; and
(iv)   by the Company, if any of the conditions precedent set forth in Section 7.1 or 7.3 shall become incapable of being satisfied; provided, that Company shall have provided fifteen (15) Business Days’ notice thereof to Parent and the applicable condition precedent shall not have been satisfied within such period.

(b)   If Parent or the Company shall terminate this Agreement pursuant to the provisions hereof, such termination shall be effected by notice to the respective other party specifying the provision hereof pursuant to which such termination is made.
Section 8.2   Effect of Termination.   In the event of the termination and abandonment of this Agreement prior to the consummation of the Closing pursuant to the provisions of this Article VIII, this Agreement shall become void and have no effect (except for the provisions of Section 6.7 (Public Announcements) Section 6.8(e) (Indemnification for Debt Financing Expenses) and Article X (Miscellaneous)), and, except as expressly provided in this Agreement, each party shall pay all of its own expenses incurred in connection herewith, without any liability on the part of any party or its members, managers, partners, directors, officers or stockholders; provided, however, that:
(a)   if this Agreement is validly terminated in accordance with its terms as a result of the condition precedent set forth in Section 7.1(c) (Parent Stockholder Approval) having become incapable of being satisfied prior to the Termination Date due solely to a failure of the Parent Stockholder Approval to be obtained upon a vote taken thereon at the Parent Stockholders Meeting (including any adjournment or postponement thereof), then Parent shall reimburse the Company’s reasonable and documented out-of-pocket legal and accounting fees and expenses incurred by the Company and its Affiliates in connection with this Agreement and the transactions contemplated hereby up to an amount not to exceed $3,000,000 (the “Expense Reimbursement”), it being understood and agreed that:
(i)   in no event shall Parent be required to pay the Expense Reimbursement on more than one occasion;
(ii)   the Expense Reimbursement shall be payable in immediately available funds as promptly as practicable (but, in any event, no later than five (5) Business Days after the Company has provided documentary evidence of its reasonable and documented out-of-pocket expenses) by wire transfer to the account(s) designated by the Company;
(iii)   Parent acknowledges that the agreements contained in this Section 8.2(a) are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Company would not have entered into this Agreement. Parent, on behalf of itself and its Controlled Affiliates, irrevocably waives any right it may have to raise as a defense that any such amounts are excessive or punitive. If Parent fails to timely pay, or cause to be paid, any amount due pursuant to this Section 8.2(a), it shall also pay any costs and expenses incurred by the Company and its Affiliates in connection with a legal action to enforce this Agreement that results in a judgment against Parent for the payment of the Expense Reimbursement, together with interest on the amount of any unpaid fee, cost or expense at the prime rate posted by the Wall Street Journal from the date such fee, cost or expense was required to be paid to (but excluding) the payment date; and
(iv)   notwithstanding anything to the contrary contained in this Agreement, in the event that this Agreement is validly terminated under circumstances where the Expense Reimbursement is payable pursuant to Section 8.2(a), except in the case of a Willful Parent Breach in which case Section 8.2(b)(ii) applies, the Company’s receipt of the Expense Reimbursement and any applicable additional amounts pursuant to Section 6.8(e) (Indemnification for Debt Financing Expenses) and/or the last sentence of Section 8.2(a)(iii) (Enforcement Costs) (such additional amounts, collectively, the “Additional Amounts”) shall be the sole and exclusive remedy of the Company, the Company Members, the Key Persons, the Principal Members and their former, current and future respective Affiliates and Representatives against Parent, Merger Sub or any of their former, current and future Affiliates and Representatives for any loss or other liability of any kind suffered as a result of any breach of any representation, warranty, covenant or agreement hereunder and the termination hereof or the transactions contemplated by this Agreement (and the abandonment thereof) or the failure of the Transactions to be consummated or any matter forming the basis for such termination. Upon payment in full of the Expense Reimbursement and the Additional Amounts to the Company, none of the Parent, Merger Sub or any of its former, current and future Affiliates and Representatives shall have any further liability relating to or arising out of this Agreement, any certificate or ancillary agreement delivered pursuant to the express terms of this Agreement or the transactions contemplated hereby or thereby;

(b)   except if the Expense Reimbursement becomes payable under circumstances not involving a Willful Parent Breach, in which case Section 8.2(a)(iv) applies, no such termination shall in any way limit a claim by any party for (i) willful and material breach by another party of its representations and warranties set forth in this Agreement or (ii) material breach by another party of the other terms of this Agreement (including any Willful Parent Breach), in each case, prior to or in connection with such termination; and
(c)   for the avoidance of doubt, no termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive the termination of this Agreement in accordance with its terms.
Article IX
SURVIVAL AND INDEMNIFICATION
Section 9.1   Survival.   All representations, warranties, covenants and agreements contained in this Agreement or in any other Transaction Document shall survive (and not be affected in any respect by) the Closing, and any investigation conducted by or on behalf of any party hereto and any information which any party may receive or any knowledge any party may have. Notwithstanding the foregoing, other than for Fraud, the representations and warranties contained in or made pursuant to this Agreement and the indemnity obligations for the inaccuracy or breach of such representations and warranties and for the breach or failure to perform of any covenants that by their terms are required to be performed prior to or at the consummation of the Closing shall terminate on, and no claim with respect thereto may be brought after, the first (1st) anniversary of the Closing Date; provided, however, that:
(a)   the Company Fundamental Representations, the representations and warranties contained in Article III (Representations and Warranties of the Key Persons and Company Members) and the Parent Fundamental Representations and the indemnity obligations for the inaccuracy or breach of such representations and warranties shall not terminate until the sixth (6th) anniversary of the Closing Date;
(b)   the representations and warranties contained in Section 4.9 (Taxes), the Benefit Plan Tax Representations and the indemnity obligations for the inaccuracy or breach of such representations and warranties, and Section 6.1(j) and Section 6.6 (Taxes) and the indemnity obligations for the breach or failure to perform of any of the covenants and agreements contained therein, shall not terminate until ninety (90) calendar days after the expiration of the applicable statute of limitations;
(c)   the Facility Representations and the RWI Exclusions and the indemnity obligations for the inaccuracy or breach of such representations and warranties shall not terminate until the second (2nd) anniversary of the Closing Date; and
(d)   the indemnity obligations for the breach or failure to perform of any of the covenants and agreements to be performed after the Closing shall survive until one year after their expiration in accordance with their terms.
The representations, warranties, covenants and agreements and the applicable indemnity obligations for breach thereof that terminate pursuant to this Section 9.1, and the liability of any party to this Agreement with respect thereto pursuant to this Article IX, shall not terminate with respect to any claim, whether or not fixed as to liability or liquidated as to amount, with respect to which the Indemnifying Party (or, in the event one or more Key Persons or Company Members are the Indemnifying Party, the Equityholders’ Representative) has in good faith been given written notice from the Indemnified Party, prior to the expiration of the applicable survival period.
Section 9.2   Indemnification.
(a)   By the Company Members.   From and after the consummation of the Closing, subject to Section 9.1, Parent and Merger Sub and their respective Affiliates (including from and after the Closing, the Company and its Subsidiaries) and their respective Representatives, successors and permitted assigns (collectively, the “Parent Indemnified Parties”) shall be indemnified and held harmless by the Company Members based on their respective Pro Rata Percentages, severally and not jointly (and subject to the limitations set forth in this Section 9.2(a)), from and against any Losses based upon, arising out of, resulting from, in connection with, or otherwise in respect of:
(i)   any inaccuracy or breach, as of the date of this Agreement or the Closing Date, of any representation or warranty contained in or made pursuant to Article IV or in the certificate delivered pursuant to the first sentence of Section 7.2(e) (in each case, other than with respect to Section 4.6(ii) (Undisclosed Liabilities), the first sentence of Section 4.7 (Absence of Certain Changes), or the word “material” when used in the definition of any defined terms in this Agreement containing the word “Material”, or the word “Material” when used in any defined terms in this Agreement), without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects) or “Company Material Adverse Effect” qualification (including qualifications indicating accuracy with such exceptions as, individually or in the aggregate, do not have, and are not reasonably likely to have, a Company Material Adverse Effect));
(ii)   the breach by the Company and/or any of its Subsidiaries of, or the failure by the Company and/or any of its Subsidiaries to perform, any of its covenants or agreements contained in this Agreement to be performed at or prior to the consummation of the Closing;
(iii)   any Debt to the extent not reflected in the Final Cash Merger Consideration;
(iv)   any Closing Company Transaction Expenses to the extent they are unpaid at Closing and not reflected in the Final Cash Merger Consideration;
(v)   any and all amounts payable, due or owed in connection with any Actions or Claims brought at any time (including, for the avoidance of doubt, Actions or Claims brought post-Closing) by or on behalf of any current or former, or alleged current or former, stockholder, warrantholder, optionholder or any other securityholder of the Company or any of its Subsidiaries, in each such case, either (A) alleging a breach of any fiduciary duty of any Person relating to or arising out of any action taken (or failed to be taken) in connection with this Agreement or the negotiation, approval or consummation of the transactions contemplated hereby or (B) with respect to any Equity Interests or otherwise relating to the merger consideration payable pursuant to Section 1.7(a);
(vi)   any Pre-Closing Taxes of the Company and its Subsidiaries, except to the extent of any accrual therefor reflected in Final Net Working Capital;
(vii)   any fees or fines for any violation of or non-compliance with state Laws regarding drug pricing transparency; and
(viii)   any matter listed on Schedule 9.2(a);
provided, however, that:
(A)   other than for Fraud or with respect to Losses based upon, arising out of, resulting from, imposed on, in connection with, or otherwise in respect of any inaccuracy or breach of any of the Company Fundamental Representations, Facility Representations or RWI Exclusions, the Company Members shall not be responsible for any Losses with respect to the matters referred to in Section 9.2(a)(i) unless and until the cumulative aggregate amount of all such Losses exceeds $800,000 (such amount, as shall be stepped down in proportion to the step-down of the retention under Section 2.03 of the RWI Insurance Policy, the “Deductible”), in which event (subject to the other limitations contained herein) the Company Members shall then be liable for such Losses in excess of the Deductible up to the Cap Amount;
(B)   other than for Fraud or with respect to Losses based upon, arising out of, resulting from, imposed on, in connection with, or otherwise in respect of any inaccuracy or breach of any of the Company Fundamental Representations, Facility Representations or RWI Exclusions, the cumulative aggregate indemnity obligation of the Company Members for any Losses with respect to the matters referred to in Section 9.2(a)(i) shall in no event exceed the Indemnity Escrow Amount (such amount, as shall be stepped down in proportion to the step-down of the retention under Section 2.03 of the RWI Insurance Policy, the “Cap Amount”) (and the funds that comprise the Indemnity Escrow Fund, at any given time, shall be Parent

Indemnified Parties’ sole source of recovery for such Losses), and the Parent Indemnified Parties’ sole source of recovery for such Losses in excess the Cap Amount shall be the RWI Insurance Policy;
(C)   other than for Fraud, the cumulative aggregate indemnity obligation of the Company Members for any Losses with respect to the Facility Representations and the RWI Exclusions (regardless of whether such Losses arise under Section 9.2(a)(i) or Section 9.2(b)(i)) shall in no event exceed $21,000,000; and
(D)   notwithstanding anything to the contrary in this Agreement, other than for Fraud, the cumulative aggregate indemnity obligation of any Company Member for any and all Losses indemnified pursuant to Section 9.2(a) and Section 9.2(b) shall, in no event exceed the sum of all amounts actually received by such Company Member pursuant to Section 1.7(a).
(b)   By each Company Member.   From and after the consummation of the Closing, subject to Section 9.1, the Parent Indemnified Parties shall be indemnified and held harmless by each Company Member (which term shall be deemed to include Key Persons for purposes of this Section 9.2(b)) based on their respective Pro Rata Percentages, severally and not jointly (and subject to the limitations set forth in this Section 9.2(b)), from and against any Losses based upon, arising out of, resulting from, in connection with, or otherwise in respect of:
(i)   any inaccuracy or breach, as of the date of this Agreement or the Closing Date, of any representation or warranty of such Company Member contained in or made pursuant to Article III or, in the case of the Principal Members, contained in the certificate delivered pursuant to the second sentence of Section 7.2(e), in each case, without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects); and
(ii)   the breach by such Company Member of, or the failure by such Company Member to perform, any of its covenants or agreements contained in this Agreement (other than any covenants or agreements that require the Company Members to cause the Company to take or not take any action);
provided, however, that:
(A)   other than for Fraud or with respect to Losses based upon, arising out of, resulting from, imposed on, in connection with, or otherwise in respect of any inaccuracy or breach of any of the Company Fundamental Representations or RWI Exclusions, such Company Member shall not be responsible for any Losses with respect to the matters referred to in Section 9.2(b)(i) until the cumulative aggregate amount of all such Losses exceeds the Deductible, in which event (subject to the other limitations contained herein) such Company Member shall then be liable for such Losses in excess of the Deductible up to the Cap Amount; and
(B)   other than for Fraud or with respect to Losses based upon, arising out of, resulting from, imposed on, in connection with, or otherwise in respect of any inaccuracy or breach of any of the Company Fundamental Representations or RWI Exclusions, the cumulative aggregate indemnity obligation of such Company Member for any Losses with respect to the matters referred to in Section 9.2(b)(i) shall in no event exceed the Cap Amount, and the Parent Indemnified Parties’ sole source of recovery for such Losses in excess the Cap Amount shall be the RWI Insurance Policy.
(c)   By Parent and Merger Sub.   From and after the consummation of the Closing, subject to Section 9.1, Parent and Merger Sub shall jointly and severally indemnify and hold harmless the Company Members and their respective Affiliates and their respective Representatives, successors and permitted assigns (collectively, the “Equityholder Indemnified Parties”) from and against any Losses based upon, arising out of, resulting from, in connection with, or otherwise in respect of:
(i)   the inaccuracy or breach, as of the date of this Agreement or the Closing Date, of any representation or warranty contained in or made pursuant to Article V or in the certificate delivered pursuant to Section 7.3(c), in each case, without giving effect to any materiality qualification (including qualifications indicating accuracy in all material respects) or “material adverse effect” qualification; and
(ii)   the breach by Parent or Merger Sub of, or the failure by Parent or Merger Sub to perform, any of their respective covenants or agreements contained in this Agreement;
provided, however, that:
(x)   other than for Fraud or with respect to Losses based upon, arising out of, resulting from, imposed on, in connection with, or otherwise in respect of any inaccuracy or breach of any of the Parent Fundamental Representations, Parent and Merger Sub shall not be responsible for any Losses with respect to the matters referred to in Section 9.2(c)(i) until the cumulative aggregate amount of all such Losses exceeds an amount equal to the Deductible, in which event (subject to the other limitations contained herein) Parent and Merger Sub shall then be liable for all Losses in excess of such amount; and
(y)   other than for Fraud, the cumulative aggregate indemnity obligation of Parent and Merger Sub for any Losses with respect to the matters referred to in Section 9.2(c) shall in no event exceed the total merger consideration payable hereunder.
Section 9.3   Indemnification Procedures.
(a)   If any Parent Indemnified Party, on the one hand, or any Equityholder Indemnified Party, on the other hand (the “Indemnified Party”), has a claim or receives actual notice of any claim, or the commencement of any claim that could give rise to an obligation on the part of any Key Person or Company Member, on the one hand, or Parent or Merger Sub, on the other hand (the “Indemnifying Party”), to provide indemnification pursuant to this Article IX (other than a Third Party Claim), the Indemnified Party shall promptly give the applicable Indemnifying Party (or, if the Indemnified Party is a Parent Indemnified Party, the Equityholders’ Representative) notice thereof (the “Indemnification Claim Notice”); provided, however, that the failure to give such prompt notice shall not prevent any Indemnified Party from being indemnified hereunder for any Losses, except to the extent that the failure to so promptly notify the Indemnifying Party actually materially damages the Indemnifying Party.
(b)   Upon receipt by an Indemnified Party of actual notice of a claim, or the commencement of any claim, by a third party (a “Third Party Claim”) that could give rise to an obligation to provide indemnification pursuant to this Article IX, the Indemnified Party will give the applicable Indemnifying Party (or, if the Indemnified Party is a Parent Indemnified Party, the Equityholders’ Representative) prompt written notice thereof (the “Third Party Indemnification Claim Notice”); provided, however, that the failure of the Indemnified Party to so promptly notify the Indemnifying Party (or, if the Indemnified Party is a Parent Indemnified Party, the Equityholders’ Representative) shall not prevent any Indemnified Party from being indemnified for any Losses, except to the extent that the failure to so promptly notify the Indemnifying Party (or, if the Indemnified Party is a Parent Indemnified Party, the Equityholders’ Representative) actually materially damages the Indemnifying Party or actually materially prejudices the Indemnifying Party’s ability to defend against such Third Party Claim.
(c)   Any Indemnification Claim Notice or Third Party Indemnification Claim Notice will describe the claim in reasonable detail. If the Indemnifying Party confirms in writing to the Indemnified Party within thirty (30) days (or, if prior to such thirtieth (30th) day, the date on which the asserted Third Party Claim requires a response or other action by any Indemnified Party) after receipt of a Third Party Indemnification Claim Notice the Indemnifying Party’s responsibility to indemnify and hold harmless the Indemnified Party therefor (subject to any limitations on such indemnity contained in the proviso to Section 9.2(a), Section 9.2(b) or Section 9.2(c), as applicable), the Indemnifying Party may elect to assume control over, the defense and settlement of such Third Party Claim at the expense of the Indemnifying Party and by counsel selected by the Indemnifying Party, which counsel will be reasonably satisfactory to the Indemnified Party. If the Indemnifying Party so elects to assume control over the compromise and defense of such Third Party Claim, the Indemnifying Party shall within such thirty (30) days (or, if prior to such thirtieth (30th) day, the date on which the asserted Third Party Claim requires a response or other action by any Indemnified Party) notify the Indemnified Party of the intent of the Indemnifying Party to do so, and the Indemnified Party shall cooperate, at the reasonable expense of the Indemnifying Party (for any out-of-pocket expenses), in the compromise of, or defense against, such Third Party Claim; provided, however, that: (i) the Indemnified Party may, if such Indemnified Party so desires, employ counsel at such Indemnified Party’s own expense to assist in the handling (but not control the defense) of any Third Party Claim; (ii) the Indemnifying Party shall keep the Indemnified Party advised of all material events with respect to any Third Party Claim; (iii) the Indemnifying Party shall obtain the prior written approval of the Indemnified Party before ceasing to defend against any Third Party Claim; and (iv) no Indemnifying Party will, without the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened Third Party Claim in respect of which indemnification may be sought hereunder (whether or not any such Indemnified Party is a party to such action), unless such settlement, compromise or consent by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Party Claim (subject to any limitations (other than any caps) on such indemnity contained in Article IX) and includes an unconditional release of all such Indemnified Parties from all liability arising out of such Third Party Claim.
(d)   Notwithstanding anything contained herein to the contrary, the Indemnifying Party shall not be entitled to have sole control over (and if it so desires, the Indemnified Party shall have sole control over) the defense, settlement, adjustment or compromise of (but the Indemnifying Party shall nevertheless be required to pay all Losses (subject to any limitations on such indemnity contained in Article IX and subject to the Indemnified Party being entitled to indemnification hereunder) incurred by the Indemnified Party in connection with such defense, settlement or compromise to the extent the Indemnifying Party has assumed the defense or the Indemnified Party is otherwise entitled to indemnification hereunder): (i) any Third Party Claim that seeks an order, injunction or other equitable relief (other than customary confidentiality obligations) against any Indemnified Party or any of its Affiliates; (ii) any Third Party Claim in which both the Indemnifying Party and the Indemnified Party are named as parties and either the Indemnifying Party or the Indemnified Party determines with advice of counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the other party or that a conflict of interest between such parties may exist in respect thereto; (iii) any Third Party Claim pursuant to Section 9.2(a)(i) or Section 9.2(b)(i), as the case may be, prior to such time as the aggregate amount of the Losses of the Parent Indemnified Parties pursuant to such Third Party Claim and all prior claims pursuant to Section 9.2(a)(i) and Section 9.2(b)(i) are not reasonably expected to exceed the Deductible (as applicable) or after such time as the aggregate amount of the Losses of Parent Indemnified Parties pursuant to such Third Party Claim and all prior claims pursuant to Section 9.2(a)(i) and Section 9.2(b)(i) are reasonably expected to exceed the Cap Amount; (iv) any Third Party Claim involving the liability of Parent or any of its Affiliates (including the Company and its Subsidiaries) for Taxes for any Post-Closing Tax Period; and (v) any criminal proceeding.
(e)   If the Indemnifying Party elects not to assume the defense, settlement, adjustment or compromise of an asserted liability, fails to timely and properly notify the Indemnified Party of its election as herein provided, or, at any time after assuming such defense, fails to diligently defend against such Third Party Claim in good faith, fails to have sufficient financial resources to pay the full amount of such potential liability in connection with such Third Party Claim or if the Indemnified Party is otherwise entitled pursuant to this Agreement to have control over the defense, settlement or compromise of any Third Party Claim, the Indemnified Party may, at the Indemnifying Party’s expense, pay, defend, settle, adjust or compromise such asserted liability (but the Indemnifying Party shall nevertheless be required to pay all Losses (subject to any limitations on such indemnity contained in Article IX and subject to the Indemnified Party being entitled to indemnification hereunder) incurred by the Indemnified Party in connection with such payment, defense, settlement, adjustment or compromise); provided, however, that: (i) the Indemnifying Party may, if such Indemnifying Party so desires, employ counsel at such Indemnifying Party’s own expense to assist in the handling (but not control the defense) of such Third Party Claim; and (ii) the Indemnified Party shall keep the Indemnifying Party advised of all material events with respect to such Third Party Claim. Notwithstanding the foregoing, the Indemnified Party will not without the prior written consent of the Indemnifying Party, settle or compromise or consent to the entry of any judgment in any pending or threatened Third

Party Claim without the prior written consent of the Indemnifying Party (such consent not to be unreasonably withheld or delayed). In connection with any defense of a Third Party Claim (whether by the Indemnifying Parties, the Equityholders’ Representative or the Indemnified Parties), all of the parties hereto shall, and shall cause their respective Affiliates to, cooperate in the defense or prosecution thereof and to in good faith retain and furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested by a party hereto in connection therewith.
(f)   Notwithstanding anything to the contrary in this Agreement, without limitation to Section 10.15, the Equityholders’ Representative shall have the full and exclusive power and authority to act on behalf of any Company Member that is an Indemnifying Party or an Indemnified Party hereunder, including giving and receiving notices on behalf of Company Members in their capacities as Indemnifying Parties or Indemnified Parties, as the case may be.
Section 9.4   Adjustment.   Any payment made by any Key Person or Company Member or Parent or Merger Sub pursuant to this Article IX will be deemed an adjustment to the Final Cash Merger Consideration.
Section 9.5   Exclusive Remedy.   Except to the extent provided in Sections 1.9 and 1.12(b), from and after the Effective Time, the rights and remedies of the Indemnified Parties under this Article IX are the sole and exclusive remedy for monetary claims due to any breach of the representations or warranties or nonperformance of or default under any covenants or agreements contained in this Agreement or otherwise in connection with the Merger, and in lieu of all other rights and remedies that the Indemnified Parties may have; provided, however, that nothing contained in this Section 9.5 shall in any way limit or foreclose (x) the availability of injunctive or other relief (including monetary damages) pursuant to Section 6.5 or where equitable relief (including specific performance) is sought pursuant to Section 10.11 or (y) the rights and remedies of the parties in the case of Fraud by a party.
Section 9.6   No Contribution From the Company, Etc.   Notwithstanding anything in this Agreement to the contrary: (a) by approval of this Agreement or receipt of any consideration hereunder, each Key Person and Company Member acknowledges and agrees that he, she or it does not have any right of indemnification, contribution or reimbursement from or remedy against the Company or any of its Subsidiaries as a result of any indemnification he, she or it is required to make under or arising out of the breach or inaccuracy of any representation, warranty, covenant or other obligation contained in this Agreement or in any certificate, document or other instrument delivered in connection herewith; and (b) each Key Person and Company Member hereby releases, waives and forever discharges any right to indemnification, contribution or reimbursement that he, she or it may have at any time against the Company or any of its Subsidiaries under or arising out of any indemnification he, she or it is required to make under or arising out of the breach or inaccuracy of any representation, warranty, covenant or other obligation in this Agreement or in any certificate, document or other instrument delivered in connection herewith.
Section 9.7   Taxes.   Section 9.3 shall have no application to Claims regarding Taxes relating to Pass-Through Income Tax Proceedings, contest procedures for which shall be governed exclusively by Section 6.6. Any indemnity payment made pursuant to Article IX shall be treated as an adjustment to the Final Cash Merger Consideration for all Tax purposes unless otherwise required by applicable Law.
Section 9.8   Indemnity Escrow Fund.   The Indemnity Escrow Fund shall be held and disbursed by the Escrow Agent in accordance with the terms of the Escrow Agreement and this Agreement; provided, that in the event of conflict between the Escrow Agreement and this Agreement, this Agreement shall prevail as among the parties to this Agreement. The Indemnity Escrow Fund shall constitute an escrow fund securing any indemnification claim of the Parent Indemnified Parties pursuant to this Article IX, and shall be used, if the Parent Indemnified Parties become entitled to indemnification from the Key Persons and Company Members pursuant to this Article IX, solely to promptly satisfy the amount owed or payable to the Parent Indemnified Parties in connection therewith. Promptly following the first (1st) anniversary of the Closing Date, Parent and the Equityholders’ Representative will jointly instruct the Escrow Agent to disburse any remaining portion of the Indemnity Escrow Fund, less an amount equal to the Losses claimed by the Parent Indemnified Parties pursuant to any Indemnification Claim Notice or Third Party Indemnification Claim Notice timely delivered by Parent that has not been finally resolved pursuant to this Article IX (each, a “Pending Claim”). Upon the resolution of any Pending Claim, to the extent that amount remaining in the Indemnity Escrow Fund exceeds the amount of all unresolved Pending Claims, if any, Parent and the Equityholders’ Representative will jointly instruct the Escrow Agent to release such excess (or the total remaining amount, if applicable) to the Exchange Agent for distribution to the Company Members in accordance with their respective Pro Rata Percentages.
Section 9.9   PPP Loan Escrow Fund.   The PPP Loan Escrow Fund shall be held and disbursed by the PPP Lender (or its designee) in accordance with the terms of the PPP Loan Escrow Agreement and this Agreement; provided, that in the event of conflict between the Escrow Agreement and this Agreement, this Agreement shall prevail as among the parties to this Agreement. The PPP Loan Escrow Fund shall be used by the PPP Lender (or its designee) to satisfy any portion of the indebtedness under the PPP Loan that is not forgiven. Promptly following the completion of the forgiveness process with respect to the PPP Loan, (a) the PPP Loan Escrow Funds shall first be disbursed to repay any remaining (unforgiven) balance on the PPP Loan and (b) the remainder of the PPP Loan Escrow Funds will be released by the PPP Lender (in its capacity as escrow agent under the PPP Loan Escrow Agreement) to the Exchange Agent for distribution to the Company Members in accordance with their respective Pro Rata Percentages. Parent will cause the Company to deliver instructions to the PPP Lender to release the PPP Loan Escrow Fund if required by, and in accordance with, this Section 9.9. Notwithstanding anything in this Agreement to the contrary, to the extent that no amounts remain outstanding under the PPP Loan as of immediately prior to Closing, whether because such amounts have been forgiven or repaid (or a combination of both), there shall be no need or requirement to enter into a PPP Loan Escrow Agreement and the PPP Loan Escrow Amount shall not be deducted from the Closing Cash Merger Consideration.
Section 9.10   Set-Off.   If an Indemnified Party becomes entitled to indemnification from an Indemnifying Party pursuant to this Agreement, such Indemnified Party may, at its option and from time to time, set off any amount owed or payable by such Indemnified Party or any of its Affiliates to the applicable Indemnifying Party or any of its Affiliates under this Agreement (whether pursuant to this Article IX, Sections 1.7, 1.9(e), 1.12 or otherwise), other than, if the Indemnifying Party is a Key Person, any amount payable under any Employment Agreement (any such amount, a “Set-Off Amount”) against all or a portion of such indemnification payment; provided, that such Indemnified Party shall have deposited such Set-Off Amount in escrow with a reputable banking institution reasonably acceptable to the Indemnifying Party with an instruction by the Indemnified Party to release such Set-Off Amount to (i) the applicable Indemnifying Party to the extent it shall have been mutually agreed between the applicable Indemnified Party and the applicable Indemnifying Party or finally determined in accordance with this Agreement that the Indemnifying Party did not owe such indemnification payment to the Indemnified Party under this Article IX and/or (ii) to the Indemnified Party to the extent it shall have been mutually agreed between the applicable Indemnified Party and the applicable Indemnifying Party or finally determined in accordance with this Agreement that the Indemnifying Party owed such indemnification payment to the Indemnified Party under this Article IX.
Section 9.11   Order and Manner of Payment.
(a)   Following the third anniversary of the Closing, with respect to Losses for which the Parent Indemnified Parties are entitled to indemnification both hereunder and under the RWI Insurance Policy based upon, arising out of, resulting from, imposed on, in connection with, or otherwise in respect of the Pre-Closing Taxes of the Company and its Subsidiaries or any inaccuracy or breach of any of the Company Fundamental Representations or Facility Representations to the extent that the Losses in question would reasonably be expected to be covered under RWI Insurance Policy (collectively, the “Exempted Claims”), the Parent Indemnified Parties shall use commercially reasonable efforts to pursue coverage for such Losses under the RWI Insurance Policy before seeking recovery from the Key Persons or Company Members directly.
(b)   Prior to the third anniversary of the Closing, the Parent Indemnified Parties, may elect, but are not required, to seek recovery for Losses resulting from Exempted Claims from the RWI Insurance Policy or from the Key Persons or Company Members directly (severally and not jointly, on the basis of their respective Pro Rata Percentages); provided, that if:
(i)   the Parent Indemnified Parties elect to recover such Losses resulting from Exempted Claims from the RWI Insurance Policy (the aggregate amount of any such recoveries, the “Exempted Claims Recovery Amount”); and

(ii)   at any point prior to the third anniversary of the Closing, Parent incurs additional Losses for which it would have been entitled to recovery under the RWI Insurance Policy with respect to the matters referred to in Section 9.2(a)(i) (other than in respect of any inaccuracy or breach of any of the Company Fundamental Representations, Facility Representations or RWI Exclusions) (any such claims, “Excess Ordinary Claims”); but
(iii)   Parent is unable to fully recover the Losses for such Excess Ordinary Claims from the RWI Insurance Policy due solely to the Exempted Claims Recovery Amount having previously been recovered under the RWI Insurance Policy and the coverage provided for under the RWI Insurance Policy having been eroded (any such unrecovered amount, the “Excess Ordinary Claims Amount”); then
(iv)   the parties agree that the Parent Indemnified Parties may seek recovery from the Key Persons or Company Members directly for any such Excess Ordinary Claims Amount (severally and not jointly, on the basis of their respective Pro Rata Percentages); provided, however, that, for the avoidance of doubt, in no event shall the aggregate liability of the Key Persons and Company Members under this subsection (iv) exceed the Exempted Claims Recovery Amount.
Article X
MISCELLANEOUS
Section 10.1   Expenses.   Each of the parties (other than the Equityholders’ Representative) hereto shall pay its own Transaction Expenses in connection with this Agreement and the other Transaction Documents and the Transactions, whether or not the Transactions are consummated; provided, however, that the Company Members shall (by virtue of the merger consideration adjustment in Section 1.9 or the indemnity in Section 9.2(a)(iii) or, if this Agreement is terminated and Parent has paid any such Transaction Expenses, by payment to Parent on a several and not joint basis in proportion to the Pro Rata Percentages) bear all of the Closing Company Transaction Expenses which shall include (i) fifty percent (50%) of the due diligence fees, underwriting fees, insurance premium, broker fees, surplus lines tax and other costs and expenses in connection with the RWI Insurance Policy, (ii) fifty percent (50%) of all escrow fees and expenses payable under the Escrow Agreement and the PPP Loan Escrow Agreement, (iii) fifty percent (50%) of all fees and expenses payable under the Exchange Agent Agreement (iv) fifty percent (50%) of any filing fees under any Antitrust Law, (v) any Transfer Taxes to the extent that the Company Members are responsible for such Transfer Taxes pursuant to Section 6.6(e); (vi) one hundred percent (100%) of any other Transaction Expenses in respect of the transactions contemplated under the Real Estate Transfer Agreement, including payments to release mortgages, recording fees, title insurance premiums and all other title related costs and (vii) one hundred percent (100%) of the Leerink Fees.
Section 10.2   Certain Interpretative Matters.   The captions of Articles and Sections of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement. As used herein: (a) words in the singular shall be held to include the plural and vice versa and words of one gender (or neuter) shall be held to include the other gender (or the neuter) as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Exhibits and the Company Disclosure Schedule) and not to any particular provision of this Agreement; (c) Article, Section, paragraph and Exhibit references are to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; (d) unless the context otherwise requires, the word “or” is not exclusive; (e) the headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any provision hereof; (f) references to “$”, dollars or other monetary amounts are to the lawful currency of the United States unless otherwise specified; (g) the word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends and such phrase shall not simply mean “if;” (h) unless the context otherwise requires, any reference to a “party” means the Company, the Key Persons, the Principal Members and any other Company Member that executes and delivers a Support Agreement, on the one hand, and Parent and Merger Sub, on the other hand, and (i) references to any statute, listing rule, rule, standard, regulation or other Law include a reference to (x) the corresponding rules and regulations and (y) each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time. Whenever the words “included,” “includes” or

“including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The parties intend that each representation, warranty and covenant herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant, as the case may be. Time periods within or following which any payment is to be made or act is to be done under this Agreement shall be calculated by excluding the day on which the period commences and including the day on which the period ends, and by extending the period to the next Business Day following if the last day of the period is not a Business Day.
Section 10.3   Notices.   All notices or other communications required or permitted hereunder shall be given in writing and given by certified or registered mail, return receipt requested, internationally recognized overnight delivery service, such as Federal Express, e-mail (or like transmission) with confirmation of transmission by the transmitting equipment or personal delivery against receipt to the party to whom it is given, in each case, at such party’s address, e-mail address set forth below or such other address, or e-mail address as such party may hereafter specify by notice to the other parties hereto given in accordance herewith. Any such notice or other communication shall be deemed to have been given as of the date so personally delivered or transmitted by e-mail or like transmission (or, if delivered or transmitted after normal business hours, on the next Business Day), on the next Business Day when sent by overnight delivery services, or five (5) days after the date so mailed if by certified or registered mail:
If (prior to the consummation of the Closing) to the Company:
Novitium Pharma LLC
70 Lake Drive
East Windsor, NJ 08520
E-mail Address: samy.shanmugam@novitiumpharma.com;
chad.gassert@novitiumpharma.com
Attention: Muthusamy Shanmugam; Chad Gassert
with a copy (which shall not constitute delivery of notice hereunder) to:
Orrick, Herrington & Sutcliffe LLP
51 W 52nd St
New York, NY 10019
E-mail Address: kmilling@orrick.com; druff@orrick.com.
Attention: R. King Milling; David Ruff
If to Parent, Merger Sub or (from and after the consummation of the Closing) the Surviving Company:
ANI Pharmaceuticals, Inc.
210 Main St West
Baudette, MN 56623
E-mail Address: nikhil.lalwani@anipharmaceuticals.com
Attention: Nikhil Lalwani, President and Chief Executive Officer
with a copy (which shall not constitute delivery of notice hereunder) to:
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, NY 10004
E-mail Address: ken.lefkowitz@hugheshubbard.com
Attention: Kenneth A. Lefkowitz

If to Esjay, Muthusamy Shanmugam, Thorappadi Vijayaraj:
Esjay LLC
16732 Strasbourg Lane
Delray Beach, FL 33446
Email: samy.shanmugam@novitiumpharma.com; vijayaraj@hotmail.com
Attention: Muthusamy Shanmugam and Thorappadi Vijayaraj
If to Chali or Chad Gassert:
Chali Properties LLC
2 Crestwood Drive
Chatham, NJ 07928
E-mail Address: chad.gassert@novitiumpharma.com
Attention: Chad Gassert
If to the Equityholders’ Representative:
Shareholder Representative Services LLC
950 17th Street, Suite 1400
Denver, CO 80202
Attention: Managing Director
Email: deals@srsacquiom.com
Facsimile: (303) 623-0294
Telephone: (303) 648-4085
with a copy (which shall not constitute delivery of notice hereunder) to:
Orrick, Herrington & Sutcliffe LLP
51 W 52nd St
New York, NY 10019
E-mail Address: kmilling@orrick.com; druff@orrick.com.
Attention: R. King Milling; David Ruff
If to any other Company Member that executes and delivers the Support Agreement, to the address set forth in the Support Agreement.
Section 10.4   Assignment.   This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and the provisions of Article IX and Section 10.13 shall inure to the benefit of the Indemnified Parties; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties (except that Parent and Merger Sub may (x) assign, without the consent of any other party hereto, any or all of their respective rights, interests and obligations under this Agreement (including their rights under covenants, representations, warranties and indemnities) to any of their Affiliates or to any Person who acquires all or substantially all of their properties or assets or (y) collaterally assign, without the consent of any other party hereto, any or all of their respective rights, interests and obligations under this Agreement (including their rights under covenants, representations, warranties and indemnities) to any and all Financing Sources, and any assignee pursuant to the preceding clause (x) or (y) may enforce their rights and remedies at law or in equity). No assignment permitted by the preceding sentence shall relieve the assigning party of its obligations hereunder. Any purported assignment or delegation in violation of this Agreement shall be null and void ab initio.
Section 10.5   Entire Agreement.   This Agreement and the other Transaction Documents (including the Company Disclosure Schedule and the Exhibits hereto) embody the entire agreement and understanding of the parties and their respective Affiliates with respect to the Transactions and merge in, supersede and cancel all prior written or oral commitments, arrangements or understandings with respect thereto, including that certain Letter of Intent between the Company and Parent dated January 5, 2021 and the Term Sheet dated February 25, 2021; provided, that the Confidentiality Agreement dated as of June 20, 2019 between the

Company and Parent (the “Confidentiality Agreement”) shall survive until the consummation of the Closing and shall thereupon terminate without any further action by the Company or Parent). There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the Transactions other than those expressly set forth in this Agreement and such other Transaction Documents.
Section 10.6   Modifications, Amendments and Waivers.
(a)   This Agreement may not be modified or amended except by an instrument or instruments in writing signed by (a) prior to the consummation of the Closing, Parent and the Company or (b) after the consummation of the Closing, Parent and the Equityholders’ Representative, and in each case, any such modification or amendment shall be binding on the other parties to this Agreement. Any party hereto (or, the Equityholders’ Representative on behalf of any Key Person or Company Member) may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach. Except as expressly provided herein, the rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.
(b)   Notwithstanding anything to the contrary contained herein, Section 10.4, this Section 10.6(b) and Sections 10.10(f), 10.13 and 10.14 (and any provision of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of the foregoing Sections) may not be modified, waived or terminated in a manner that is adverse to the Financing Sources without the prior written consent of the Financing Sources.
Section 10.7   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original, and will become effective when one or more counterparts have been signed by a party and delivered to the other parties. Electronic or digital signatures (including via DocuSign), and copies of executed counterparts transmitted by telefax or email in .pdf format, shall be considered original executed counterparts of this Agreement and all other Transaction Documents.
Section 10.8   GOVERNING LAW.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE THAT APPLY TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 10.9   Severability.   To the fullest extent that they may effectively do so under applicable law, the parties hereto hereby waive any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect. Such parties further agree that any provision of this Agreement which, notwithstanding the preceding sentence, is rendered or held invalid, illegal or unenforceable in any respect in any jurisdiction shall be ineffective, but such ineffectiveness shall be limited as follows: (a) if such provision is rendered or held invalid, illegal or unenforceable in such jurisdiction only as to a particular Person or Persons or under any particular circumstance or circumstances, such provision shall be ineffective, but only in such jurisdiction and only with respect to such particular Person or Persons or under such particular circumstance or circumstances, as the case may be; (b) without limitation of clause (a), such provision shall in any event be ineffective only as to such jurisdiction and only to the extent of such invalidity, illegality or unenforceability, and such invalidity, illegality or unenforceability in such jurisdiction shall not render invalid, illegal or unenforceable such provision in any other jurisdiction; and (c) without limitation of clause (a) or (b), such ineffectiveness shall not render invalid, illegal or unenforceable this Agreement or any of the remaining provisions hereof.
Section 10.10   Submission to Jurisdiction; Waiver of Jury Trial.   Each party to this Agreement, for itself and its Affiliates, hereby irrevocably and unconditionally, other than with respect to matters that must be resolved by the Accounting Firm pursuant to (and to the extent provided in) Section 1.9(d), 1.12(b) and 6.10(c):

(a)   (i) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or to the extent such court does not have subject matter jurisdiction, any state or federal courts located in the State of Delaware (and the appellate courts therefrom) in the event any dispute arises out of or relating to this Agreement or any of the Transactions, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such courts or to assert that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, (iii) agrees that it will not bring any action relating to this Agreement or any of the Transactions in any court other than the Court of Chancery of the State of Delaware or if, and only if, such court lacks subject matter jurisdiction, any state or federal courts located in the State of Delaware and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law;
(b)   agrees that service of all writs, process and summonses in any suit, action or proceeding pursuant to Section 10.10(a) may be effected by the mailing of copies thereof by registered or certified mail, postage prepaid, to Parent, Merger Sub, the Company, the Key Persons, the Principal Members, any other Company Member that executes and delivers the Support Agreement or the Equityholders’ Representative, as the case may be, at the addresses for notices pursuant to Section 10.3 hereof (with copies to such other Persons as specified therein); provided, however, that nothing contained in this Section 10.10(b) shall affect the right of Parent, Merger Sub, the Company, the Key Persons, the Principal Members, any other Company Member that executes and delivers the Support Agreement or the Equityholders’ Representative, as the case may be, to serve process in any other manner permitted by law;
(c)   (i) waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court specified in Section 10.10(a), (ii) waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and (iii) agrees not to plead or claim either of the foregoing;
(d)   HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS OR THE ACTIONS OF THE KEY PERSONS, THE COMPANY, THE PRINCIPAL MEMBERS, ANY OTHER COMPANY MEMBER, PARENT OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(d);
(e)   to the extent it has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or its property, hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement; and
(f)   notwithstanding anything herein to the contrary, hereby agrees (i) that any action of any kind or nature, whether at law or equity, in contract, in tort or otherwise, against a Financing Source in connection with this Agreement, the Debt Financing or the Transactions shall be brought exclusively in the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern

District of New York sitting in New York County (and the appellate courts thereof), and each party submits for itself and its property with respect to any such action to the exclusive jurisdiction of such courts, (ii) that service of process, summons, notice or document by registered mail addressed to it at its address provided in Section 10.3 shall be effective service of process against it for any such action brought in any such court, (iii) to waive and hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such action in any such court, (iv) that a final judgment in any such action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, (v) that the Laws of the State of New York shall govern any such action and (vi) TO IRREVOCABLY WAIVE AND HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH ACTION TO THE SAME EXTENT SUCH RIGHTS ARE WAIVED PURSUANT TO SECTION 10.10(d) AS IN EFFECT ON THE DATE OF THIS AGREEMENT.
Section 10.11   Specific Performance.   Each of the parties hereto acknowledges that the other parties hereto would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements set forth in this Agreement were not performed by the other parties hereto and, if applicable, their Affiliates in accordance with their terms; and therefore, each party hereto agrees that the other parties hereto shall be entitled to specific performance, injunctive and other equitable relief in addition to any other remedy to which they may be entitled at law or in equity (without the necessity of proving the inadequacy as a remedy of money damages or the posting of a bond).
Section 10.12   No Presumption.   With regard to each and every term and condition of this Agreement or any other Transaction Document, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto.
Section 10.13   No Third Party Beneficiary.   This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and, except as provided in (i) Section 9.2 (which is intended to and shall inure to the benefit of, and may be enforced by, each Parent Indemnified Party or Equityholder Indemnified Party, as the case may be) and (ii) Section 10.4, Section 10.6(b), Section 10.10(f), this Section 10.13 and Section 10.14 (with respect to the Financing Sources, which shall be express third party beneficiaries of and have the right to enforce such Sections), nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Without limitation of the right of any Indemnified Party directly to bring and to maintain an action pursuant to Section 9.2 hereof, Parent may make any indemnification claim under, and may bring and maintain any action in respect of, Section 9.2 hereof on behalf of any Parent Indemnified Party.
Section 10.14   Non-Recourse.
(a)   Except for fraud by such Person, no past, present or future Financing Source, or shareholder, partner, member, Representative or Affiliate (other than Parent or Merger Sub) of Parent or Merger Sub (and no Representative of any such Affiliate) shall have any liability for any liabilities of Parent or Merger Sub under this Agreement. Except for Fraud, no past, present or future, stockholder, partner, member, Representative or Affiliate (other than the Key Persons) of any Principal Member (and no Representative of any such Affiliate) shall have any liability for any liabilities of any Principal Member under this Agreement.
(b)   This Agreement may only be enforced against, and any claim or cause of action (whether in contract or in tort, in law or in equity, or granted by statute) based upon, arising out of, or related to this Agreement may only be brought against, the persons who are expressly named as parties hereto and against the Company Members and then only with respect to the specific obligations set forth herein with respect to such person. None of the Financing Sources shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the Transactions, including any dispute arising out of or relating in any way to the Debt Commitment Letter or, in each case, the performance thereof; provided, that in no event shall the foregoing relieve the Financing Sources from any obligations to Parent or Merger Sub (and following the Closing Date, the Company and its Subsidiaries) arising under the Debt Commitment Letter or the Debt Financing Documents.
Section 10.15   Equityholders’ Representative.
(a)   Upon approval of this Agreement pursuant to the LLCA, each of the Company Members shall be deemed to have irrevocably appointed, authorized and directed Shareholder Representative Services LLC to act as of the Closing as such Company Member’s agent, representative, proxy and attorney-in-fact for all purposes in connection with this Agreement and the agreements ancillary hereto, including for the purpose of effecting the consummation of the Transactions and exercising, on behalf of all Company Members, the rights and powers of the Company Members hereunder and thereunder. Without limiting the generality of the foregoing, the Equityholders’ Representative shall have full power and authority, and is hereby directed, for and on behalf of the Company Members, to take such action, and to exercise such rights, power and authority, as are authorized, delegated and granted to the Equityholders’ Representative hereunder in connection with the Transactions and to exercise such rights, power and authority as are incidental thereto, to represent any Company Member at the Closing, to give or receive any notices required or permitted to be given hereunder and thereunder, to accept service of process on behalf of any Company Members, to execute and deliver, or hold in escrow and release, any exhibits or amendments to this Agreement or any other agreements, certificates, stock powers, statements, notices, approvals, extensions or waivers relating to the Transactions (any such agreements executed by the Equityholders’ Representative, together with this Agreement, the “Representative Agreements”) (it is nevertheless understood and agreed that, notwithstanding anything to the contrary contained in this Section 10.15, each Principal Member (and not the Equityholders’ Representative) shall sign the certificates contemplated by Section 7.2(e) and any exhibit to this Agreement that calls for the signature of such Principal Member and this Section 10.15 shall in no event apply to any Employment Agreement), to conduct or cease to conduct the defense of all claims against any Company Member in connection with this Agreement and to settle all such claims on behalf of all Company Members and exercise any and all rights that the Company Members are permitted or required to do or exercise under Article IX, and in connection with any claim against or by any Company Member under this Agreement. The appointment and agency created hereby is irrevocable, and shall be deemed to be coupled with an interest. The parties hereto acknowledge and agree that, as to all matters arising under this Agreement, the Equityholders’ Representative shall act for and on behalf of the Company Members. When this Agreement provides that a determination or any other action or event is conclusive and binding upon the Company Members, such determination, action or event of the Equityholders’ Representative shall be conclusive and binding upon the Company Members. In addition, the Equityholders’ Representative shall have all such incidental powers as may be necessary or desirable to carry into effect the provisions of this Section 10.15, including, at the expense of the Company Members, to retain attorneys, accountants and other advisors to assist the Equityholders’ Representative in the performance of its or their duties hereunder.
(b)   Subject to the provisions of this Section 10.15(b), the Equityholders’ Representative shall serve as such from the date of Closing until the earlier of its removal or the completion of its obligations hereunder. In the event that the Person who is acting as the Equityholders’ Representative is terminated by the Company Members (which termination shall require the vote or written consent of two-thirds of the Company Members (the “Required Majority”)) or resigns or is otherwise unable or unwilling to continue to serve as the Equityholders’ Representative, or otherwise ceases to be the Equityholders’ Representative, its successor shall be appointed in accordance with this Section 10.15(b). Upon the termination or resignation of any Equityholders’ Representative, the Required Majority shall cause a successor Equityholders’ Representative (and, if necessary, further successor Equityholders’ Representatives) to be appointed before the effective date of such termination or resignation. Any successor to a Equityholders’ Representative shall for purposes of this Agreement be deemed to be, for the time of the appointment thereof, a Equityholders’ Representative and from and after such time, the term “Equityholders’ Representative” as used herein shall be deemed to refer to any successor. No appointment of a successor shall be effective unless such successor agrees in writing to be bound by the terms of this Agreement.

(c)   The Key Persons and Company Members agree that the provisions set forth in this Section 10.15 shall in no way impose any liability or obligation on Parent or Merger Sub other than those explicitly set forth in this Agreement. In particular, notwithstanding any notice received by Parent and Merger Sub to the contrary, Parent and Merger Sub shall be fully protected in relying upon and shall be entitled (i) to rely upon actions, decisions and determinations of the Equityholders’ Representative that the Equityholders’ Representative is entitled to make hereunder and (ii) to assume that all actions, decisions and determinations of the Equityholders’ Representative are fully authorized and binding upon the Equityholders’ Representative and the Company Members.
(d)   Certain Company Members have entered into an engagement agreement (the “Equityholders’ Representative Engagement Agreement”) with the Equityholders’ Representative to provide direction to the Equityholders’ Representative in connection with its services under the Representative Agreements and the Equityholders’ Representative Engagement Agreement (such Company Members, including their individual representatives, collectively hereinafter referred to as the “Advisory Group”). Neither the Equityholders’ Representative nor its members, managers, directors, officers, contractors, agents and employees nor any member of the Advisory Group (collectively, the “Equityholders’ Representative Group”), shall be liable to the Company Members or Key Persons for any liability, loss, damage, penalty, fine, cost or expense incurred, without gross negligence, willful misconduct or fraud by the Equityholders’ Representative, while acting in good faith and arising out of or in connection with the acceptance or administration of its duties or the exercise of its rights under the Representative Agreements or the Equityholders’ Representative Engagement Agreement. The Equityholders’ Representative shall be entitled to engage such counsel, experts and other agents and consultants as it shall deem necessary in connection with exercising its powers and performing its functions hereunder and shall be entitled to: (i) conclusively rely on the opinions and advice of such Persons, (ii) rely upon the Member Allocation Schedule, (iii) rely upon any signature believed by it to be genuine, and (iv) reasonably assume that a signatory has proper authorization to sign on behalf of the applicable Company Member or other party. The Equityholders’ Representative shall not be liable for any action or omission pursuant to the advice of counsel. The Company Members will indemnify, defend and hold harmless, on the basis of their Pro Rata Percentages, the Equityholders’ Representative Group from and against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs, judgments, amounts paid in settlement and expenses (including the fees and expenses of counsel and experts and their staffs, in connection with seeking recovery from insurers and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Equityholders’ Representative’s execution and performance of the Representative Agreements and the Equityholders’ Representative Engagement Agreement, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been directly caused by the gross negligence, willful misconduct or fraud of the Equityholders’ Representative, the Equityholders’ Representative will reimburse the Company Members the amount of such indemnified Representative Loss to the extent attributable to such gross negligence, willful misconduct or fraud. If not paid directly to the Equityholders’ Representative by the Company Members, any such Representative Losses may be recovered by the Equityholders’ Representative from (i) the funds in the Representative Expense Fund and (ii) the amounts in the Indemnity Escrow Fund and any other funds that become payable to the Company Members under this Agreement at such time as such amounts would otherwise be distributable to the Company Members; provided, that while this Section 10.15 allows the Equityholders’ Representative to be paid from the aforementioned sources of funds, this does not relieve the Company Members from their obligation to promptly pay such Representative Losses as they are suffered or incurred, nor does it prevent the Equityholders’ Representative from seeking any remedies available to it at law or otherwise. In no event will the Equityholders’ Representative be required to advance or risk its own funds on behalf of the Company Members or otherwise incur any financial liability in the exercise or performance of any of its powers, rights, duties or privileges or pursuant to the Representative Agreements, the Equityholders’ Representative Engagement Agreement or the transactions contemplated hereby or thereby. Furthermore, the Equityholders’ Representative shall not be required to take any action unless the Equityholders’ Representative has been provided with funds, security or indemnities which, in its determination, are sufficient to protect the Equityholders’ Representative against the costs, expenses and liabilities which may be incurred by the Equityholders’ Representative in performing such actions. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Company Members set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Equityholders’ Representative under this Section 10.15. The Company Members acknowledge and agree that the foregoing indemnities will survive the resignation or removal of the Equityholders’ Representative or the termination of this Agreement.
(e)   All Representative Losses incurred by the Equityholders’ Representative in performing its duties hereunder shall be paid first from the Representative Expense Fund (to the extent sufficient funds are available therein). The Representative Expense Fund will be used (i) for the purposes of paying directly, or reimbursing the Equityholders’ Representative for, any Representative Losses or third party expenses incurred pursuant to any Representative Agreement or the Equityholders’ Representative Engagement Agreement, or (ii) as otherwise determined by the Advisory Group. The Equityholders’ Representative is not providing any investment supervision, recommendations or advice and will not be liable for any loss or diminution of the Representative Expense Fund other than as a result of its gross negligence, willful misconduct or fraud. The Equityholders’ Representative will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. The Equityholders’ Representative is not acting as a withholding agent or in any similar capacity in connection with the Representative Expense Fund, and has no tax reporting or income distribution obligations. The Company Members will not receive any interest or earnings on the Representative Expense Fund and irrevocably transfer and assign to the Equityholders’ Representative any ownership right that they may otherwise have had in such interest or earnings. Subject to Advisory Group approval, the Equityholders’ Representative may contribute funds to the Representative Expense Fund from any consideration otherwise distributable to the Company Members. As soon as practicable following the completion of the Equityholders’ Representative’s responsibilities, the Equityholders’ Representative will deposit the remaining Representative Expense Fund with the Exchange Agent for distribution to the Company Members in accordance with their respective Pro Rata Percentages.
(f)   In this Section 10.15, to the extent that any Key Person is not also a Company Member, the term Company Member shall include each such Key Person.
Section 10.16   Schedules.   The disclosure schedules delivered by the Company to Parent and Merger Sub prior to the execution and delivery of this Agreement (the “Company Disclosure Schedule”) and by Parent to the Company prior to the execution and delivery of this Agreement (the “Parent Disclosure Schedule”), shall each be arranged in sections and subsections corresponding to the numbered section and lettered subsections of this Agreement, and the exceptions and disclosures in each such section and subsection of the Company Disclosure Schedule or Parent Disclosure Schedule shall, except as provided in the next sentence, apply only to the correspondingly numbered section and lettered subsection of this Agreement. The information contained in any section or subsection of the Company Disclosure Schedule or Parent Disclosure Schedule shall be deemed to be incorporated by reference in other applicable sections and subsections therein to the extent the applicability of such information to such other sections and subsections is reasonably apparent on its face.
Section 10.17   Privileged Communications.
(a)   Parent agrees, on behalf of itself and, after the Closing, on behalf of the Company, that all communications in any form or format whatsoever between or among any of Orrick, Herrington & Sutcliffe LLP (the “Firm”), the Company, any of the Company Members, or any of their respective Representatives to the extent that they relate in any way to the negotiation, documentation and consummation of the transactions contemplated by this Agreement or, beginning on the date of this Agreement, any dispute arising under this Agreement (collectively, the “Deal Communications”) shall be deemed to be retained and owned collectively by the Company Members, shall be controlled by the Equityholders’ Representative on behalf of the Company Members and shall not pass to or be claimed by Parent or, following the Closing, the Company. All Deal Communications that are attorney-client privileged (the “Privileged Deal Communications”) shall remain privileged after the Closing and the privilege and the expectation of client confidence relating thereto shall belong solely to the Equityholders’ Representative and the Company Members, shall be controlled by the Equityholders’ Representative on behalf of the Company Members and shall not pass to or be claimed by any of Parent or, following the Closing, the Company; provided, further, that nothing contained herein shall be deemed to be a waiver by Parent or any of its Affiliates (including, after the Closing, the Company and its Affiliates) of any applicable privileges or protections that can or may be asserted to prevent disclosure of any such communications to any third party.
(b)   Notwithstanding the foregoing, in the event that a dispute arises between Parent or, after the Closing, the Company, on the one hand, and a third party other than a Company Member or Key Person, on the other hand, Parent or, following the Closing, the Company may assert the attorney-client privilege to prevent the disclosure of the Privileged Deal Communications to such third party; provided, however, that neither Parent nor, following the Closing, the Company may waive such privilege without the prior written consent of the Equityholders’ Representative (such consent not to be unreasonably withheld, conditioned or delayed). In the event that Parent or, following the Closing, the Company is legally required by governmental order or otherwise to access or obtain a copy of all or a portion of the Privileged Deal Communications, Parent shall, unless prohibited by Law, immediately (and, in any event, within five (5) Business Days) notify the Equityholders’ Representative in writing (including by making specific reference to this Section 10.17(b)) so that the Equityholders’ Representative may, at its own expense (on behalf of the Company Members), seek a protective order and Parent agrees to use, at the Equityholders’ Representative’s expense (on behalf of the Company Members), all commercially reasonable efforts to assist therewith.
(c)   To the extent that Privileged Deal Communications maintained by the Firm constitute property of its clients, only the Equityholders’ Representative and the Company Members shall hold such property rights and the Firm shall have no duty to reveal or disclose any such Privileged Deal Communications by reason of any attorney-client relationship between the Firm, on the one hand, and the Company, on the other hand so long as such Privileged Deal Communications would be subject to a privilege or protection if they were being requested in a Claim by an unrelated third party.
(d)   Parent agrees on behalf of itself and, following the Closing, the Company, (i) to the extent that Parent or, after the Closing, the Company receives or takes physical possession of any Privileged Deal Communications, (A) such physical possession or receipt shall not, in any way, be deemed a waiver by any of the Company Members or any other Person, of the privileges or protections described in this section, and (B) neither Parent nor, following the Closing, the Company shall assert any claim that any of the Company Members, Key Persons or any other Person waived the attorney-client privilege, attorney work-product protection or any other right or expectation of client confidence applicable to any Privileged Deal Communications and (ii) not to seek to obtain the Privileged Deal Communications from the Firm so long as such Privileged Deal Communications would be subject to a privilege or protection if they were being requested in a Claim by an unrelated third party.
[The next page is the signature page]

The parties hereto have caused this Agreement and Plan of Merger to be executed as of the date first written above.
ANI PHARMACEUTICALS, INC.
By:
/s/ Nikhil Lalwani

Name:
Nikhil Lalwani

Title:
President & Chief Executive Officer

NILE MERGER SUB LLC
By:
/s/ Robert Schrepfer

Name:
Robert Schrepfer

Title:
Authorized person

NOVITIUM PHARMA LLC
By:
/s/ Chad Gassert

Name:
Chad Gassert

Title:
Chief Executive Officer

ESJAY LLC
By:
/s/ Muthusamy Shanmugam

Name:
Muthusamy Shanmugam

Title:
Manager

CHALI PROPERTIES LLC
By:
/s/ Chad Gassert

Name:
Chad Gassert

Title:
Manager

/s/ Chad Gassert

CHAD GASSERT

/s/ Muthusamy Shanmugam

MUTHUSAMY SHANMUGAM

/s/ ThorappadiVijayaraj

THORAPPADI VIJAYARAJ
SHAREHOLDER REPRESENTATIVE SERVICES LLC
solely in its capacity as Equityholders’ Representative
By:
/s/ Sam Riffe

Name:
Sam Riffe

Title:
Managing Director

EXHIBIT A
CERTAIN DEFINED TERMS
1.   For purposes of the Agreement to which this Exhibit A is attached, the following terms shall have the respective meanings specified below.
“505(b)(2) Products” means the products listed in Exhibit T; provided that this list shall be subject to adjustment both prior to and following the Closing upon mutual agreement of Parent and each of the Key Persons.
“Accounting Principles” means GAAP consistent with the historical assumptions, practices, classifications, policies and methodologies used in the preparation of Parent’s most recent financial statements filed with the SEC.
“Action” means any legal action, claim, complaint, petition, suit, lawsuit, arbitration, investigation or other proceeding, whether civil or criminal, at law or in equity, before any Government Authority.
“Adjustment Amount” means the Closing Net Cash/Debt Amount plus the Closing Net Working Capital Excess or minus the Closing Net Working Capital Shortfall, as the case may be, minus any Closing Company Transaction Expenses. The Adjustment Amount can be a positive or a negative number.
“Affiliate” means, with respect to any Person, any other Person that directly, or through one or more intermediaries, Controls or is Controlled by or is under common Control with such first Person.
“ANDA” means Abbreviated New Drug Application.
“Anti-Bribery Laws” means the anti-bribery provisions of the Foreign Corrupt Practices Act of 1977 and all other applicable anti-corruption and bribery Laws (including the U.K. Bribery Act 2010 or other Laws of other countries implementing the OECD Convention on Combating Bribery of Foreign Officials).
“Antitrust Laws” means the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.
“Bad Leaver” means any Key Person who (A) is terminated for Cause (as defined in such Key Person’s Employment Agreement), whether during or after the Gross Profit Earn-Out Period, or (B) ceases his or her employment with Parent or any of its Subsidiaries during the Gross Profit Earn-Out Period without Good Reason (as defined in such Key Person’s Employment Agreement).
“Benefit Plan Tax Representations” means to the extent (but only to the extent) related to Liabilities arising in respect of Taxes, the representations and warranties set forth in Sections 4.17(b), (e), (f), (g), (i), (k), (l), (m), (n) and (o) and Sections 4.26(c), (g) and (i).
“Blocked Person” refers to: (a) an individual or entity included in a restricted or prohibited list pursuant to one or more of the Trade Laws; (b) an entity in which one or more Blocked Persons has in the aggregate, whether directly or indirectly, a fifty percent (50%) or greater Equity Interest; or (c) an entity that is controlled by a Blocked Person.
“Business Day” means a day other than Saturday, Sunday or any other day which commercial banks in New York, New York are authorized or required by Law to close.
“Business Intellectual Property” means, collectively, all Owned Intellectual Property and Licensed Intellectual Property, including the Intellectual Property listed in Section 4.15 of the Company Disclosure Schedule.
“Cash” means the amount of cash and cash equivalents of the Company and its Subsidiaries as of the Effective Time and after giving effect to the consummation of the Closing (but disregarding any effect of any action or omission by Parent after the consummation of the Closing), all as determined in accordance with the Accounting Principles; provided, however, that “Cash” shall be reduced by (i) restricted cash,

(ii) checks and drafts issued by the Company or any of its Subsidiaries, which checks or drafts have not been cleared and (iii) pending electronic debits by the Company or any of its Subsidiaries.
“Cash Bonus” means any payment to a Cash Bonus Recipient out of the Cash Bonus Pool.
“Cash Bonus Pool” means an amount not to exceed $5,000,000 in the aggregate, payable as set forth in the Company Disclosure Schedule; provided, that such amount shall include the amount of any employer Taxes (including payroll taxes) payable with respect to any payment of a Cash Bonus to a Cash Bonus Recipient.
“Cash Bonus Recipient” means each payee of a Cash Bonus that is an employee of the Company and, prior to the Closing, has entered into a letter agreement with the Company with respect to the payment of such Cash Bonus, provided, that such employee remains employed and such letter agreement remains in full force and effect as of the Closing.
“Cash Merger Consideration” means $89,500,000.
“Cash Merger Consideration Adjustment Escrow Amount” means $4,000,000.
“Cash Merger Consideration Adjustment Escrow Fund” means the escrow fund established under the Escrow Agreement with respect to the Cash Merger Consideration Adjustment Escrow Amount (which shall include any interest, dividends etc.).
“Change of Control Payments” means all bonuses, severance payments and other similar cash benefits that are payable by the Company or its Subsidiaries in connection with, or are triggered by, the Merger or the other Transactions (excluding any such bonuses, severance payments or other similar cash benefits that become due as a result of (i) any action of the Company or any of its Subsidiaries taken prior to the Closing at the written direction Parent or (ii) any action of Parent or one of its Subsidiaries (including the Company and its Subsidiaries following the Effective Time) taken following the Effective Time), any payments required to obtain third-party consents, waivers or approvals in connection with the Merger or the other Transactions under any Contracts to which the Company or any of its Subsidiaries is a party or by which its assets are bound, and all termination, balloon or similar payments resulting from the early termination of any contract, or the repayment of outstanding Debt, in connection with the Merger or the other Transaction, if any. For the avoidance of doubt, to the extent unpaid at the consummation of the Closing, any portion of the Promised Class C Units Bonuses and the Cash Bonuses payable to Incentive Grantees and Cash Bonus Recipients, respectively, shall constitute Change of Control Payments.
“Claim” means, collectively, any claim, action, arbitration, suit, litigation, investigation, inquiry, review, demand, request for information or proceeding.
“Closing Cash Merger Consideration” means the Cash Merger Consideration, plus the applicable Adjustment Amount if it is a positive number or minus the applicable Adjustment Amount if it is a negative number, as the case may be, minus the Cash Merger Consideration Adjustment Escrow Amount, minus the Indemnity Escrow Amount, minus the PPP Loan Escrow Amount, if any, minus the Representative Expense Fund.
“Closing Company Transaction Expenses” means all Transaction Expenses incurred by the Company and its Subsidiaries (including those expressly referred to in Section 10.1) and any Change of Control Payments, in each case as of the consummation of the Effective Time and after giving effect to the consummation of the Merger and the other Transactions.
“Closing Net Cash/Debt Amount” means an amount (which can be a positive or a negative number) equal to the Cash minus the Debt (excluding any indebtedness under the PPP Loan) of the Company and its Subsidiaries, in each case as of the Effective Time and after giving effect to the consummation of the Closing (but disregarding any effect of any action or omission by Parent after the consummation of the Closing), all as determined in accordance with the Accounting Principles.
“Closing Net Working Capital” means the Company’s consolidated current assets (other than Cash) of the Company and its Subsidiaries minus the Company’s consolidated current liabilities (including accrued current Tax liabilities but excluding Debt, Closing Company Transaction Expenses, and accrued and unpaid lease payments in respect of the Facility pursuant to the Facility Lease Agreement) of the Company and its Subsidiaries, in each case as of the Effective Time and after giving effect to the consummation of the Closing (but disregarding any effect of any action or omission by Parent after the consummation of the Closing), all as determined in accordance with the Accounting Principles. A sample calculation of Closing Net Working Capital is set forth in Exhibit R.
“Closing Net Working Capital Excess” means the amount by which (i) the Closing Net Working Capital exceeds (ii) the sum of (A) the Target Working Capital and (B) the Collar Amount.
“Closing Net Working Capital Shortfall” means the amount by which (i) the Target Working Capital exceeds (ii) the sum of (A) the Closing Net Working Capital and (B) the Collar Amount.
“Collar Amount” means (i) if the Closing occurs prior to June 1, 2021: $400,000, (ii) if the Closing occurs between June 1, 2021 and September 30, 2021 (inclusive): $500,000, and (iii) if the Closing occurs from and after October 1, 2021: $750,000.
“Company Agreements” means all Contracts to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may otherwise be bound or affected.
“Company Class A Common Unit” means a “Class A Unit” as defined in the Company LLC Agreement.
“Company Class B Common Unit” means a “Class B Unit” as defined in the Company LLC Agreement.
“Company Class C Common Unit” means a “Class C Unit” as defined in the Company LLC Agreement.
“Company Fundamental Representations” means, collectively, the representations and warranties contained in Section 4.1 (Organization and Good Standing) (other than insofar as it relates to foreign qualification), Section 4.2 (Subsidiaries), Section 4.3 (other than subsection (d)(ii) through (v) thereof) (Authorization; Valid and Binding Agreement; No Breach), Section 4.4 (Capitalization), the first sentence of Section 4.7 (Absence of Certain Developments) and Section 4.27 (Brokerage).
“Company Interests” means, collectively, the Company Class A Common Units, Company Class B Common Units and Company Class C Common Units.
“Company LLC Agreement” means that certain Amended and Restated Operating Agreement of Novitium Pharma LLC, made as of September 21, 2016 by and among the Company and its members, as amended by that certain Amendment No. 1 to Amended and Restated Operating Agreement of Novitium Pharma LLC, dated as of September 20, 2017 by and among the Company and its members, as further amended by that certain Amendment No. 2 to Amended and Restated Operating Agreement of Novitium Pharma LLC, dated as of January 26, 2021 by and among the Company and its members and as further amended by that certain Amendment No. 3 to Amended and Restated Operating Agreement of Novitium Pharma LLC, dated as of February 26, 2021 by and among the Company and its members.
“Company Material Adverse Effect” means any circumstance, state of facts or matters, change, event, occurrence, action or omission that has or is reasonably likely to have or result in a material adverse effect on (a) the business, results of operation, EBITDA, operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company, the Key Persons or the Company Members to perform their respective obligations under this Agreement or any of the other Transaction Documents to which any of them is a party; provided, however, that, in the case of subclause (a) above, a “Company Material Adverse Effect” shall not be deemed to mean or include any such circumstance, state of facts or matters, change, event, occurrence, action or omission to the extent arising as a result of: (i) general changes or developments in the industries in which the Company and its Subsidiaries operate; (ii) changes after the date of this Agreement in Laws of general applicability or interpretations thereof by courts or other Government Authorities; (iii) any change to the United States economy in general or global economic condition; (iv) any natural disaster, epidemic or pandemic (including COVID-19), acts of nature or change in climate; (v) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions; or (vi) actions of the Company or any Subsidiary thereof that Parent has expressly requested in writing, except, in the case of each of clauses (i) through (v), to the extent those circumstances, states of facts or matters, changes, events, occurrences, actions or omissions disproportionately impact (relative to similarly situated businesses) the business, results of operation, EBITDA, operations or financial condition of the Company and its Subsidiaries taken as a whole.
“Company Members” means the holders of Company Interests.
“Confidential Intellectual Property” means (a) all confidential, proprietary, non-public or sensitive Proprietary Information constituting Business Intellectual Property, and (b) any Personal Data of any Person in the possession, custody or control of the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries have access.
“Contract” means any agreement, contract, commitment, instrument other legally binding undertaking or arrangement, whether written or oral.
“Control” (including, with correlative meanings, the terms “Controlling,” “Controlled by” and “under common Control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise; provided, that such power shall conclusively be presumed to exist upon possession of beneficial ownership, or the power to direct the voting, of Voting Securities entitling to more than fifty percent (50%) of the voting rights of such Person.
“Controlled Substance” means any substance set forth in 21 U.S.C. § 812, and/or attendant federal or state regulations, including but not limited to, 21 C.F.R. Part 1308.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks
“DEA” means the United States Drug Enforcement Administration.
“Debt” means the following Liabilities of the Company or any of its Subsidiaries, without duplication, calculated using the Accounting Principles: (a) all of the indebtedness for borrowed money of the Company or any of its Subsidiaries, or advances to the Company or any of its Subsidiaries (whether contingent or not and whether secured or unsecured, and including any loans under the Small Business Association’s Paycheck Protection Program, unless forgiven), or indebtedness or advances issued to or incurred by the Company or any of its Subsidiaries in substitution or exchange for any such indebtedness for borrowed money or advances, (b) all notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money of such Person, including all obligations of the Company or any of its Subsidiaries evidenced by notes, bonds, debentures or similar instruments (other than trade accounts payable in the Ordinary Course and not past due for more than ninety (90) days after the date on which such trade account was created), (c) leases categorized as “capital leases” under GAAP, (d) all indebtedness of the Company or any of its Subsidiaries created or arising under any conditional sale, other title retention agreement, deferred purchase price of property or services or earn-out or similar obligation (assuming the maximum payable), other than with respect to the arrangement set forth on Section 4.6 of the Company Disclosure Schedule, (e) all outstanding obligations (contingent or otherwise) of the Company or any of its Subsidiaries under acceptance, letter of credit or similar facilities or under surety or other performance bonds, (f) all obligations in respect of dividends or other distributions (in cash or in kind) with respect to any Equity Interests of such Person, (g) all obligations of the Company or any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests of such Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all loans to the Company or any of its Subsidiaries by any of its suppliers and any penalties payable by such Person to any such supplier, (i) any obligations of the Company or any of its Subsidiaries under interest rate or currency swap transactions, to the extent payable if terminated, (j) all obligations of any Person of the type described in clauses (a) through (i) above guaranteed, directly or indirectly, in any manner by the Company or any of its Subsidiaries, including interest and penalties thereon, (j) all obligations of any Person of the type described in clauses (a) through (i) above secured by (or for which the obligor has an existing right, contingent or otherwise, to be secured by) any Lien on assets or property of the Company or any of its Subsidiaries, (k) any prepayment premiums, accrued interest, fees and expenses relating to any of the foregoing items. Without limitation of the foregoing, “Debt” shall include all fees, costs and other expenses incurred in connection with the repayment at or prior to the consummation of the Closing of any obligations described in clauses (a) through (k) above.
“Debt Commitment Letter” means the debt commitment letter, dated the date hereof, together with any related fee letters (with pricing, other economic and “market flex” terms redacted), in each case, as amended, restated, supplemented or replaced from time to time, pursuant to which the Financing Sources party thereto have agreed to provide or cause to be provided the debt financing set forth therein for the purposes of financing the Transactions, including payment of the Final Cash Merger Consideration.
“Debt Financing” means the debt financing incurred or intended to be incurred pursuant to the Debt Commitment Letter and/or any other debt or preferred equity financing the proceeds of which will be used for the purposes of financing the Transactions, including payment of the Final Cash Merger Consideration.
“Debt Financing Documents” means the agreements, documents and certificates contemplated by the Debt Financing, including: (a) all credit agreements, loan documents, purchase agreements, underwriting agreements, indentures, debentures, notes, intercreditor agreements and security documents pursuant to which the Debt Financing will be governed or otherwise contemplated by the Debt Commitment Letter; (b) officer, secretary, solvency and perfection certificates, legal opinions, corporate organizational documents, good standing certificates, Lien searches, and resolutions contemplated by the Debt Commitment Letter or reasonably requested by Parent or its Financing Sources; (c) all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and (d) agreements, documents or certificates that facilitate the creation, perfection or enforcement of liens securing the Debt Financing (including original copies of all certificated securities (with transfer powers executed in blank), control agreements, surveys, title insurance, landlord consent and access letters) as are reasonably requested by Parent or its Financing Sources.
“Determination Date” means the respective first date on which the Final Net Cash/Debt Amount, Final Net Working Capital and/or the Final Company Transaction Expenses, as the case may be, have been determined pursuant to Section 1.9 of this Agreement.
“EBITDA” means, for any Person for any period, the “Adjusted non-GAAP EBITDA,” of such Person calculated in a manner consistent with the calculation of “Adjusted non-GAAP EBITDA” set forth in Parent’s earnings release, dated November 5, 2020, attached as Exhibit 99.1 to that certain Current Report on Form 8-K filed with the SEC on November 5, 2020.
“Eligible Person” means Chad Gassert, Muthusamy Shanmugam or any other individual reasonably acceptable to the Board.
“Environmental Laws” means all applicable Laws relating to: (a) emissions, discharges, releases or threatened releases of any Hazardous Material into the environment (including ambient air, surface water, ground water, land surface or subsurface strata); (b) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Material; (c) liability for personal injury or property damage arising out of the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, handling, emission, discharge, release, threatened release, or presence of Hazardous Materials; (d) remediation, reclamation or restoration of real property (whether or not owned, leased or used by the Company or any of its Subsidiaries); and (e) workplace health and safety and protection of employees from workplace hazards to the extent related to exposure to Hazardous Materials, and all Environmental Permits. For the avoidance of doubt, Environmental Laws are not intended to include the FDC Act or other Laws applicable to the Products, or active pharmaceutical ingredients, any intermediates or bulk products used to produce Products (except in each case if disposed of as wastes or off-specification products).
“Environmental Permits” means the Permits required under Environmental Laws to operate the business of the Company and its Subsidiaries.
“Equity Interests” means all (i) shares, units of membership interests, partnership interests, joint venture interests, participations or equivalents (however designated) of a Person, (ii) other ownership interests of such Person, (iii) phantom equity interests, stock appreciation rights, swaps and other derivatives of any of the foregoing and (iv) any warrants, options, convertible or exchangeable securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.
“Equity Issuances” means, collectively, (i) the issuance of the Restricted Shares and (ii) the Preferred Stock Issuance.
“Escrow Agent” means Wells Fargo Bank, N.A. or such other escrow agent of national recognition as Parent and the Equityholders’ Representative may reasonably agree to.
“Escrow Agreement” means the Escrow Agreement in respect of the Cash Merger Consideration Adjustment Escrow Fund and the Indemnity Escrow Fund among Parent, the Equityholders’ Representative and the Escrow Agent substantially in the form attached to this Agreement as Exhibit M.
“Estimated Cash Merger Consideration” means the Closing Cash Merger Consideration, provided, that all references to Closing Net Cash/Debt Amount, Closing Net Working Capital and Closing Company Transaction Expenses in the definition of Adjustment Amount (and in the definitions of Closing Net Working Capital Excess and Closing Net Working Capital Shortfall, as applicable) shall be replaced by Estimated Net Cash/Debt Amount, Estimated Net Working Capital and Estimated Company Transaction Expenses, respectively.
“Estimated Company Transaction Expenses” means the good faith estimate by the Company of Closing Company Transaction Expenses pursuant to Section 1.9(a).
“Estimated Net Cash/Debt Amount” means the good faith estimate by the Company of the Closing Net Cash/Debt Amount determined in accordance with Section 1.9(a).
“Estimated Net Working Capital” means the good faith estimate by the Company of the Closing Net Working Capital determined in accordance with Section 1.9(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Agent Agreement” means the Exchange Agent Agreement to be entered into by Parent and the Exchange Agent prior to the Closing Date, in form and substance reasonably agreeable to Parent and the Company.
“Existing Pipeline ANDAs” means ANDAs in respect of the products set forth on Exhibit S.
“Export Laws” means the Export Administration Regulations and the International Traffic in Arms Regulations.
“Facility” means the facility located at 70 Lake Drive, East Windsor, New Jersey 08520 and currently used by the Company under the Facility Lease Agreement.
“Facility Lease Agreement” means the Lease Agreement between Real Estate Seller and the Company, dated January 1, 2021, regarding the Facility.
“Facility Representations” means the representations and warranties contained in Section 4.8 in respect of the Facility.
“Facility Lease Termination Agreement” means the termination agreement in respect of the Facility Lease Agreement between the Company and the Real Estate Seller, in the form attached hereto as Exhibit H.
“FDA” means the United States Food and Drug Administration.
“FDA Approval” means final regulatory approval by the FDA to distribute, market and sell a drug.
“FDA Filing” means a filing of an application for FDA Approval, provided, that such filing is accepted by the FDA.
“FDC Act” means the federal Food, Drug, and Cosmetic Act, as amended, and all regulations and Orders and Permits issued pursuant thereto.

“Final Cash Merger Consideration” means the Closing Cash Merger Consideration, provided, that all references to Closing Net Cash/Debt Amount, Closing Net Working Capital and Closing Company Transaction Expenses in the definition of Adjustment Amount (and in the definitions of Closing Net Working Capital Excess and Closing Net Working Capital Shortfall, as applicable) shall be replaced by Final Net Cash/Debt Amount, Final Net Working Capital and Final Company Transaction Expenses, respectively.
“Final Company Transaction Expenses” means Closing Company Transaction Expenses as finally determined pursuant to Section 1.9(c) or Section 1.9(d), as the case may be.
“Final Net Cash/Debt Amount” means Closing Net Cash/Debt Amount as finally determined pursuant to Section 1.9(c) or Section 1.9(d), as the case may be.
“Final Net Working Capital” means Closing Net Working Capital as finally determined pursuant to Section 1.9(c) or Section 1.9(d), as the case may be.
“Financing Sources” means the Persons that have committed to provide or arrange or have otherwise entered into agreements in connection with all or any part of the Debt Financing (including, without limitation, the Persons that are party to the Debt Commitment Letter, including any amendments thereto) or other financings in connection with the Merger and the other Transactions, including the parties to any commitment letters, engagement letters, joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their affiliates and their affiliates’ officers, directors, employees, attorneys, partners (general or limited), controlling parties, shareholders, advisors, members, managers, accountants, consultants, agents, representatives and funding sources involved in the Debt Financing and their respective successors and permitted assigns.
“Foreign Government Authority” means any Government Authority of a nation other than the United States.
“Fraud” means common law fraud (under Delaware law) in the making of a representation or warranty contained in this Agreement or any other Transaction Document.
“GAAP” means generally accepted accounting principles in the United States as in effect from time to time.
“Government Authority” means supranational, national, state, provincial, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other authority thereof, or any quasi-governmental body exercising any regulatory, judicial, administrative, taxing, importing or other governmental or quasi-governmental body or arbitral tribunal, panel or body.
“Gross Profit” means net sales minus costs of goods sold (in each case as determined in accordance with the Accounting Principles).
“Group Companies” means, collectively, the Company and its Subsidiaries.
“Group Tax Return” means any affiliated, combined, consolidated, unitary or similar group Tax Return that includes Parent.
“Hazardous Materials” means any solid, liquid or gaseous material, alone or in combination, mixture or solution, which is defined, listed or identified as hazardous (including “hazardous substances” or “hazardous wastes”), “toxic”, a “pollutant” or a “contaminant” pursuant to any Environmental Law, including asbestos, urea formaldehyde, polychlorinated biphenyls (PCBs), radon, petroleum (including its derivatives, by-products or other hydrocarbons); and any other hazardous or toxic substance which is subject in any respect to any Environmental Law. For the avoidance of doubt, as used herein, “Hazardous Materials” is not intended to apply to any Product or active pharmaceutical ingredients, any intermediates or bulk products used to produce Products (except in each case if disposed of as wastes or off-specification products).
“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and rules and regulations promulgated thereunder.
“Incentive Grantee” has the meaning set forth in the Company Disclosure Schedule.

“Indemnity Escrow Amount” means $800,000.
“Indemnity Escrow Fund” means the escrow fund established under the Escrow Agreement with respect to the Indemnity Escrow Amount (which shall include any interest, dividends etc.).
“Indian Intercompany Loan” means that certain intercompany loan, dated as of December 29, 2017, granted by the Company to the Indian Subsidiary in an aggregate principal amount of ₹20,000,000 Indian Rupees.
“Indian Subsidiary” means Novitium Labs Private Limited, a private company limited by shares under the laws of India.
“Insider” means:
(a)   any Key Person, Company Member or any manager or officer of the Company or any of its Subsidiaries;
(b)   with respect to a particular individual: (i) each Relative of such individual; (ii) any entity that is an Affiliate of such individual or one or more Relatives of such individual; and (iii) any entity with respect to which such individual or one or more Relatives of such individual serves as a director, officer, partner, executor, or trustee (or in a similar capacity); and
(c)   with respect to a specified Person that is not an individual, any entity that is an Affiliate of such Person; provided, however, that none of the Company’s Subsidiaries shall be deemed to be an Insider of the Company.
“Intellectual Property” means the following as such may exist or be created in any jurisdiction worldwide (a) all trademarks, service marks, trade names, business names, corporate names, trade dress, look and feel, product and service names, logos, brand names, slogans, 800 numbers, Internet domain names, URLs, social media usernames, handles, hashtags and account names, symbols, emblems, insignia and other distinctive identification and indicia of source of origin, whether or not registered, including all common law rights thereto, and all applications and registrations therefor, and all goodwill associated with any of the foregoing and/or the business connected with the use of and symbolized by the foregoing; (b) all copyrights, author’s rights, moral rights and copyrightable subject matter and all other works of authorship, whether or not published and whether or not registered, and all applications and registrations therefor; (c) all patents, applications for patents and statutory invention registrations, including reissues, divisions, provisionals, non-provisionals, continuations, renewals, re-examinations, extensions and continuations-in-part of the foregoing; (d) all Software; (e) all designs, design registrations and design registration applications; (f) all rights in databases and data collections (including design databases, knowledge databases and customer databases); (g) all trade secrets and confidential or Proprietary Information; (h) all other proprietary information and intellectual property in all forms and media, and all goodwill associated therewith, and whether or not subject to patent, copyright, trademark, design or other intellectual property registration or classification, now known or hereafter recognized in any jurisdiction worldwide; (i) all rights pertaining to the foregoing, including those arising under international treaties and convention rights; (j) all rights and powers to assert, defend and recover title to any of the foregoing; (k) all rights to assert, defend, sue, and recover damages for any past, present and future infringement, misuse, misappropriation, impairment, unauthorized use or other violation of any rights in or to any of the foregoing; (l) all proceeds, income, royalties, damages and payments now and/or hereafter due and payable under and/or in respect of all of the foregoing (including with respect to past, present or future infringement or violation thereof); and (m) all administrative rights arising from the foregoing, including the right to prosecute applications and oppose, interfere with or challenge the applications of others, the rights to obtain renewals, continuations, divisions, and extensions of legal protection pertaining to any of the foregoing.
“IRS” means the Internal Revenue Service.
“ISRA” means the Industrial Site Recovery Act, N.J. Stat. Ann. section 13:1K-6 et seq. and N.J.A.C. 7:26B.
“IT Systems” means information technology, computing, networking and communications systems, resources, equipment and information, including (a) mainframe, midrange, server, distributed or hosted computing and other equipment, (b) personal computers, laptop computers, mobile devices and workstations, (c) voice/video, telecommunications, productivity, remote communications and network equipment, (d) associated attachments, features, accessories, peripheral devices, wiring and cabling, and (e) Software.
“Knowledge of the Company” means, with respect to the Company, the actual knowledge of the Key Persons and George Schwab after inquiry of their direct reports, or any one of the foregoing.
“Law” or “Laws” means all statutes, codes, ordinances, decrees, rules, regulations, standards, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, injunctions, decisions, or rulings of any Government Authority, or any provisions or interpretations of the foregoing, including general principles of common and civil law and equity, binding on the Person referred to in the context in which such word is used.
“Letter of Transmittal” means a letter of transmittal in form and substance reasonably acceptable to Parent and the Company.
“Liabilities” means any and all debts, liabilities (including Tax liabilities), financial commitments and other financial obligations, whether accrued or otherwise, known or unknown, fixed or contingent, matured or unmatured, determined or determinable, direct or indirect or due or to become due, including those arising under any applicable Action, Law, Order or Contract.
“Licensed Intellectual Property” means all Intellectual Property licensed or otherwise made available, in whole or in part to the Company or any of its Subsidiaries by any Person.
“Lien” means any lien (including Tax liens), charge, claim, pledge, security interest, conditional sale agreement or other title retention agreement, lease, mortgage, security agreement, right of first refusal, option, restriction, tenancy, license, covenant, right-of-way, easement or other encumbrance (including the filing of, or agreement to give, any financing statement under the UCC or any other Law of any jurisdiction).
“LLCA” means the Limited Liability Company Act of Delaware, as amended from time to time.
“Losses” means any and all diminution in value, losses, damages, Actions, Taxes or Liabilities (including those arising out of any Action (including with respect to any Third Party Claim), such as any settlement or compromise thereof or Order or award therein) and any fees, costs and expenses related thereto, including interest, fines, penalties, fees, disbursements and amounts paid in settlement (including any reasonable attorney’s fees), including, for the avoidance of doubt, any fees, costs and expenses arising out of or in connection with the Indemnified Party’s defense of any Third Party Claim; provided, that Losses shall exclude (a) any consequential or speculative damages that are not reasonably foreseeable and (b) any punitive or exemplary damages, except, in each case to the extent actually awarded to a third party in respect of any Third Party Claim.
“Marketing Period” shall mean the first period of twenty (20) consecutive Business Days after the date hereof and throughout and on the last day of which (a) Parent has received from the Company all Required Information and (b) the conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their nature are to be satisfied at the Closing) shall be satisfied or waived; provided, however, that (i) the Marketing Period in any event shall end on any earlier date on which all of the Debt Financing has been funded, (ii) the Marketing Period shall not be deemed to have commenced if, prior to the completion of such twenty (20) consecutive Business Day period, (A) the independent public accountants of the Company shall have withdrawn their audit opinion with respect to any audited financial statements included in the Required Information, in which case such twenty (20) consecutive Business Day period shall not commence unless and until a new unqualified audit opinion is issued with respect to such audited financial statements by the independent public accountant of the Company or another independent public accounting firm of recognized national standing or (B) the Company or its independent public accountants shall have announced any intention to restate any financial statements included in the Required Information, in which case such twenty (20) consecutive Business Day period shall not commence unless and until such restatement has been completed and the applicable Required Information has been amended or the Company or its independent public accountants, as applicable, has announced that it has concluded that no restatement shall be required in accordance with GAAP, and (iii) if at any time the Company shall believe in good faith that it has provided the Required Information, the Company may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the requirement to deliver the Required Information shall be deemed to have been satisfied as of the date of such delivery of such Required Information as has been identified in such notice, unless Parent in good faith reasonably believes the Company has not completed the delivery of the Required Information and, within three (3) Business Days after the receipt of such notice from the Company, delivers a written notice to the Company to that effect (stating with reasonable specificity which portion of the Required Information that the Company has not delivered).
“Member Allocation Schedule” means the schedule attached as Exhibit N.
“Net Profit” means Gross Profit minus sales and marketing costs (as determined in accordance with the Accounting Principles).
“Novitium Portfolio” means Section 4.14(c) of the Company Disclosure Schedule; provided that this list shall be subject to adjustment both prior to and following the Closing upon mutual agreement of Parent and each of the Key Persons.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Order” means any judgment, order, award, injunction (whether temporary, preliminary or permanent), decree, ruling, verdict, writ, settlement or other decision issued, promulgated or entered by or with any Government Authority or any arbitrator.
“Ordinary Course” means, with respect to an action taken by a Person:
(a)   such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;
(b)   such action is not required to be authorized by the board of directors (or similar governing body) or equityholders of such Person (or by any Person or group of Persons exercising similar authority) and is not required to be specifically authorized by the parent company (if any) of such Person; and
(c)   such action is consistent with the representations and warranties in Sections 4.7 and 4.19(a), including any disclosures made against such representations and warranties.
“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned, in whole or in part, by the Company or any of its Subsidiaries.
“Parent Class C Special Stock” means the class C special stock of Parent, par value $0.0001 per share.
“Parent Common Stock” means the common stock of Parent, par value $0.0001 per share.
“Parent Confidential Information” means any and all confidential, proprietary or Trade Secret information of Parent or its Controlled Affiliates not within the public domain, whether disclosed, directly or indirectly, verbally, in writing (including electronically) or by any other means in tangible or intangible form, applicable to or in any way related to: (i) the present or future business activities, products and services, and customers of the Parent or its Controlled Affiliates; (ii) the research and development of Parent or its Controlled Affiliates; or (iii) the business of any customers or suppliers of Parent or its Controlled Affiliates. Such Parent Confidential Information includes the following property or information of Parent or its Controlled Affiliates, by way of example and without limitation, trade secrets, processes, formulas, data, program documentation, customer lists, pricing information, designs, drawings, algorithms, source code, object code, technology, formulae, models, know-how, improvements, pharmaceutical drug and/or devise technologies, inventions, licenses, techniques, all plans or strategies for marketing, development and pricing, government filings and/or reports, inventions, research, development, schematics, designs, test methods and samples, documents, agreements, business plans, financial statements, profit margins and all information concerning existing or potential clients, suppliers or vendors. Parent Confidential Information also means all similar information disclosed to Parent or its Controlled Affiliates by third parties that is subject to confidentiality obligations.

“Parent Fundamental Representations” means Section 5.1 (Organization and Good Standing) (other than insofar as it relates to foreign qualification), Section 5.2 (other than subsection (d)(ii) through (v) thereof) (Authorization; Valid and Binding Agreement; No Breach), Section 5.3 (Capitalization) and Section 5.5 (Absence of Certain Developments).
“Parent Material Adverse Effect” means any circumstance, state of facts or matters, change, event, occurrence, action or omission that has or is reasonably likely to have or result in a material adverse effect on (a) the business, results of operation, EBITDA, operations or financial condition of Parent and its Subsidiaries, taken as a whole, or (b) the ability of Parent or Merger Sub to perform their respective obligations under this Agreement or any of the other Transaction Documents to which any of them is a party; provided, however, that, in the case of subclause (a) above, a “Parent Material Adverse Effect” shall not be deemed to mean or include any such circumstance, state of facts or matters, change, event, occurrence, action or omission to the extent arising as a result of: (i) general changes or developments in the industries in which Parent and its Subsidiaries operate; (ii) changes after the date of this Agreement in Laws of general applicability or interpretations thereof by courts or other Government Authorities; (iii) any change to the United States economy in general or global economic condition; (iv) any natural disaster, epidemic or pandemic (including COVID-19), acts of nature or change in climate; (v) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, except, in the case of each of clauses (i) through (v), to the extent those circumstances, states of facts or matters, changes, events, occurrences, actions or omissions disproportionately impact (relative to similarly situated businesses) the business, results of operation, EBITDA, operations or financial condition of Parent and its Subsidiaries taken as a whole.
“Parent Preferred Stock” means the preferred stock of Parent, par value $0.0001 per share.
“Parent Product” means any pharmaceutical product in respect of which Parent or any of its Subsidiaries (i) holds an ANDA (whether dormant or commercialized) or (ii) has placed the exhibit batch on stability at any time and from time to time during the Term, including:
(a)   for a period of ten (10) years from the Closing Date, Achtar Gel or a Cortisol release NDA or sNDA program for a previously approved NDA for a Cortisol release product or Cortrophin (including any drug that could compete with Cortrophin), including products sourced from animal or synthetic origin that include ACTH-(1-39), ACTH-(1-24) or N25D-ACTH(1-39); and
(b)   the following products acquired through Parent’s acquisition of BioSante:
(i)
LibiGel;

(ii)
GVAX;

(iii)
Cold Genesys; and

(iv)
Elestrin.

“Parent SEC Documents” means, collectively, all reports, schedules, forms, definitive proxy statements, registration statements, prospectuses, schedules and other documents required to be filed or furnished by Parent with the SEC under the Securities Act or the Exchange Act.
“Pass-Through Income Tax Return” means any income Tax Return of a Group Company involving Pass-Through Taxes.
“Pass-Through Taxes” means any Taxes of the Company and its Subsidiaries that are primary payable by the Company Members (rather than by the Group Company itself).
“Permit” means any approval, permit, certification, authorization, license, registration, certificate or other similar authorization from any Government Authority.
“Permitted Liens” means: (a) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings to the extent an adequate reserve for the underlying Tax Obligation was reflected (if required to be so reflected) in the Final Net Cash/Debt Amount or Final Net Working Capital (or, prior to the Determination Date, the Estimated Net Cash/Debt Amount or Estimated Net Working

Capital, respectively); and (b) statutory Liens or other Liens arising by operation of law, including mechanics’, carriers’, workers’, repairers’ and similar Liens, in each case arising or incurred in the Ordinary Course with respect to amounts not yet due and payable or being contested in good faith by appropriate proceedings with respect to which a reserve including such amounts is reflected in Final Net Working Capital (or, prior to the determination of Final Net Working Capital, Estimated Net Working Capital).
“Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization, limited liability company, estate, association, joint stock company, company other form of business or legal entity or Government Authority.
“Personal Data” means any information (including a Person’s name, physical address, telephone number, e-mail address, gender, photograph, social security number, tax identification number, payment card number, bank account information and other financial information, customer or account numbers, codes and passwords, IP address, drivers license, geographic location, family members, platform or transaction history, persistent identifier, order and purchase histories, platform behavior, conduct, preferences, demographic data and any other analytics, data and information) which, whether alone or in combination with other information, identifies or is associated with an identified natural Person.
“Post-Closing Tax Period” means any taxable period or portion of a taxable period beginning after the Closing Date and, in the case of a Straddle Period, the portion of such Straddle Period beginning after the Closing Date.
“PPP Lender” means Peapack-Gladstone Bank.
“PPP Loan” means the loan obtained by the Company pursuant to that certain Note, dated April 14, 2020, between the Company and the PPP Lender.
“PPP Loan Escrow Agreement” means the Escrow Agreement in respect of the PPP Loan Escrow Fund, to be entered into by the Company and the PPP Lender (or its designee) on or about the Closing Date, in form and substance reasonably agreeable to Parent and the Company.
“PPP Loan Escrow Amount” means an amount equal to the outstanding principal balance and accrued interest in respect of the PPP Loan to the extent not forgiven as of the Effective Time.
“PPP Loan Escrow Fund” means the escrow fund established under the PPP Loan Escrow Agreement with respect to the PPP Loan Escrow Amount (which shall include any interest, dividends etc.).
“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date.
“Pre-Closing Taxes” means (a) any Taxes of, imposed on or with respect of any Group Company attributable to any Pre-Closing Tax Period, including (i) any imputed underpayments and related interest, penalties and additions to Taxes imposed pursuant to Section 6225 of the Code or any similar provision of any state, local or non-U.S. Law, (ii) any Pass-Through Taxes, and (iii) any Taxes imposed on Parent or any of its Subsidiaries arising as a result of inclusions under Section 951 or 951A of the Code with respect to earnings of each Group Company that is a controlled foreign corporation within the meaning of Section 957 of the Code for the portion of the year ending of the day on the Closing Date (b) any Taxes of any other Person imposed on any of the Group Companies (i) by reason of being a member of an affiliated, consolidated, combined or unitary group in existence on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Law, (ii) as a result of any Contract (including any Tax sharing, indemnity or allocation agreement or arrangement, other than any agreement or arrangement entered into in the Ordinary Course the purpose of which is not primarily related to Taxes), or (iii) as a transferee or successor, or otherwise under applicable Law, and (c) the Company Members’ share of Transfer Taxes described in Section 6.6(e) to the extent that such Transfer Taxes are not taken into account in Final Company Transaction Expenses.
“Preferred Stock Issuance” means the issuance of shares of convertible preferred stock of Parent to one or more investors with aggregate proceeds to Parent not to exceed $25 million.

“Privacy Agreements” means data and privacy related policies (e.g., privacy policies, acceptable use policies, terms of service, platform terms, etc.) and other Contracts in effect between the Company or any of its Subsidiaries, on the one hand, and any customers, clients, licensees, end users or any other Persons, on the other hand, that are applicable to or otherwise implicate any collection, protection, storage, processing, transfer, administration, review, monitoring, use or disclosure of Personal Data.
“Privacy Laws” means all Laws concerning or otherwise applicable to the collection, protection, storage, processing, transfer, administration, review, disposal, monitoring, use or disclosure of Personal Data, including the General Data Protection Regulation (EU) 2016/679.
“Pro Rata Percentage” means the percentage set forth opposite the applicable Company Member’s name on the Member Allocation Schedule.
“Product” means any item produced by the Company for commercial sale to third parties that is regulated pursuant to the FDC Act, the Controlled Substances Act or the Generic Drug Enforcement Act of 1992.
“Promised Class C Units Bonus” has the meaning set forth in the Company Disclosure Schedule.
“Promised Incentive Grants” has the meaning set forth in the Company Disclosure Schedule.
“Proprietary Information” means proprietary information, including inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, testing information, processes and techniques, research and development information, methods, formulations, drawings, specifications, designs, algorithms, plans, proposals, financial information, improvements, discoveries, ideas, developments, data, processes, techniques, manuals, instructions, blueprints, plans, descriptions, financial, technical, marketing and business data, sales, plans, pricing and cost information, vendor, customer, distributor, end user and supplier lists, Personal Data, prospect lists, projections, analyses and copies and tangible embodiments of all of the foregoing, in whatever form or medium.
“Proxy Statement” means the proxy statement of the Parent for the purpose of approving such matters in connection with the transactions contemplated herein, including the Equity Issuances, to the extent the Parent determines necessary pursuant to the Exchange Act and the rules or regulation thereunder and under the listing rules of Nasdaq at the Parent Stockholders Meeting.
“Real Estate Permitted Liens” means: (i) unpaid real estate taxes for the year 2021 which are not yet due and payable; (ii) unpaid water and sewer charges which are not yet due and payable; (iii) those matters disclosed by the survey prepared by Crest Engineering Associates Inc., dated September 25, 2018, with respect to the Facility; (iv) with respect to the Facility, those exceptions shown on the Proforma Policy; (v) zoning, entitlement, building codes and other land use Laws; (vi) with respect to the Company Leased Real Property easements, rights, covenants, conditions and restrictions, and other matters of record; (vii) matters shown or which would have shown on a current ALTA/NSPS survey of the Company Leased Real Property with all Table A requirements; (viii) statutory, common law or contractual liens of landlords for amounts that are not yet due and payable or are being contested in good faith by appropriate proceedings; (ix) in the case of the Company Leased Real Property, any Liens in respect of the landlord’s fee or freehold interest in the underlying real property; and (x) with respect to the Owned Real Property, the Real Estate Permitted Liens
“Real Estate Transfer Agreement” means the Real Estate Transfer Agreement between the Real Estate Buyer and the Real Estate Seller, in the form attached hereto to as Exhibit G.
“Registration Rights Schedule” means the Registration Rights Schedule in respect of the Restricted Shares attached to this Agreement as Exhibit Q.
“Relative” of a Person means such Person’s spouse, such Person’s parents, sisters, brothers, lineal descendants and the spouses of the foregoing, and any other relative that is a member of the immediate household of such Person.
“Remedial Action” means all action required under applicable Laws: (x) to cleanup, remove, treat or in any other way remediate any Hazardous Material or waste containing any chemical or Hazardous Material in the environment; (y) to prevent the release of any Hazardous Material or waste containing any chemical or Hazardous Material so that they do not endanger or otherwise adversely affect the environment or public health or welfare; or (z) to perform pre-remedial studies, investigations or monitoring, in or under any real property, assets or facilities with respect to Hazardous Materials.
“Representative Expense Fund” means $250,000 deposited at Closing with the Equityholders’ Representative for the purposes set forth in Section 10.15.
“Representatives” of any Person mean such Person’s officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives.
“Required CapEx” means capital expenditures that are required for one specific product in the Novitium Portfolio or among the 505(b)(2) Products, as applicable, and that will not be used for any other product (as determined in accordance with the Accounting Principles). For the avoidance of doubt, (a) capital expenditures for facility and capacity expansion that are not required for one specific product in the Novitium Portfolio or among the 505(b)(2) Products shall not constitute Required CapEx and (b) NDA and ANDA filing fees shall not constitute Required CapEx.
“Required Information” means the financial statements relating to the Company and its Subsidiaries identified in clauses (c) and (d) of paragraph 4 of Exhibit C of the Debt Commitment Letter and such other information relating to the Company and its Subsidiaries reasonably requested by Parent and necessary pursuant to clause (y) of paragraph 11 of Exhibit C of the Debt Commitment Letter.
“Requisite Company Members” means Company Members representing in the aggregate the holders of ninety-five percent (95%) of the Company Interests.
“Restricted Shares” means an aggregate of 2,466,667 shares of Parent Common Stock.
“RWI Exclusions” means the exclusions and qualifications set out in Section 3.01(j), (l), (m), (n) and (p) of the RWI Insurance Policy.
“Sanctions” means any sanctions administered or enforced by OFAC, the European Union, Her Majesty’s Treasury, or any other sanctions authority existent within a country in which Group Companies operate.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Significant Event” means (i) the entry into a definitive agreement providing for, directly or indirectly, (x) any acquisition or purchase by any person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than by the Key Persons or any of their respective Affiliates, of securities representing or convertible into fifty percent (50%) or more of the then outstanding voting securities of Parent or any of its Subsidiaries, (y) any merger, consolidation, business combination or similar transaction involving Parent or any of its Subsidiaries pursuant to which the stockholders of Parent immediately preceding such transaction will hold less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity of such transaction; or (z) any sale, lease, exchange, transfer, license or disposition of all or a majority of the consolidated assets of Parent and its Subsidiaries (any of the transactions described in the foregoing clauses (x), (y) or (z), an “Acquisition Transaction”) or (ii) commencement or other public announcement by a person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Key Persons or any of their respective Affiliates, of a tender offer or exchange offer which, if consummated, would constitute an Acquisition Transaction (a “Tender Offer”).
“Software” means all (a) software, firmware, middleware, computer programs, applications, interfaces, tools, operating systems, software code of any nature (including all object code, source code, interpreted code, data files, rules, definitions and methodology derived from the foregoing) and any derivations, updates, enhancements and customization of any of the foregoing, together with all processes, technical data, scripts, algorithms, APIs, subroutines, techniques, procedures, screens, report formats, templates, menus, buttons, icons and user interfaces, (b) electronic data, databases and data collections, and (c) documentation, including user manuals, technical manuals, programming comments, descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing, and training materials, relating to any of the foregoing.
“Specified Auditor Assistance” means (a) providing customary “comfort letters” (including customary “negative assurances” and change period comfort) for a public registration statement, a private placement transaction or the financial statements included in the Required Information and assistance with the due diligence activities of the Financing Sources, (b) (c) providing consent to offering memoranda that include or incorporate the Company’s consolidated financial statements and the notes thereto and audit reports, (c) providing customary consents to references to the auditor as an expert in any public registration statement, and (d) attending accounting due diligence sessions in connection with the Debt Financing.
“Subsidiary” means any Person at least fifty percent (50%) of the outstanding Voting Securities of which is owned or controlled, directly or indirectly, by the Company.
“Target Working Capital” means (i) if the Closing occurs prior to June 1, 2021: $19,308,000, (ii) if the Closing occurs between June 1, 2021 and June 30, 2021 (inclusive): $21,651,000, (iii) if the Closing occurs between July 1, 2021 and July 31, 2021 (inclusive): $23,994,000, (iv) if the Closing occurs between August 1, 2021 and August 31, 2021 (inclusive): $26,337,000, (v) if the Closing occurs between September 1, 2021 and September 30, 2021: (inclusive), $28,680,000, (vi) if the Closing occurs between October 1, 2021 and October 31, 2021 (inclusive): $29,100,667, (vii) if the Closing occurs between November 1, 2021 and November 30, 2021 (inclusive): $29,521,333 and (viii) if the Closing occurs from and after December 1, 2021: $29,942,000.
“Tax” or Taxes” means (i) all Federal, state, local, and foreign taxes, and other charges, duties or assessments of any kind whatsoever in the nature of a tax (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, imposed by any Taxing Authority, and (ii) any liability in respect of the items described in clause incurred under Treasury Regulation section 1.1502-6 (or any similar provision of state, local, or non-U.S. Tax Law), as a transferee, indemnitor or successor, by Contract, or otherwise.
“Tax Audit” means any audit, assessment, or other examination relating to Taxes by any Taxing Authority or any judicial or administrative proceedings relating to Taxes.
“Tax Returns” means any return, report, claims of refunds, declaration of estimated Tax, information return or other document (including schedules or any related or supporting information and any amendments thereto) required to be filed with any Taxing Authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws or administrative requirements relating to any Tax.
“Taxing Authority” means any Government Authority having jurisdiction over the assessment, determination, collection, or other imposition of any Tax.
“Term” means the period beginning on the Closing Date and ending on the later of (i) the fifth anniversary of the Closing Date and (ii) with respect to a Key Person, the second anniversary of the applicable Key Person ceasing to be an employee of Parent or any of its Subsidiaries.
“Trade Laws” means all import and export Laws and regulations, including but not limited economic and financial sanctions, export controls, and anti-boycott and customs laws and regulations that are applicable to the Company, any of its Affiliates or any of its or their Representatives.
“Trade Secret” shall have the meaning given in the Delaware enactment of the Uniform Trade Secrets Act, and shall include, without limitation, the whole or any portion or phase of any scientific or technical information, design, process, formula, concept, data organization, manual, other system documentation, or any improvement of any thereof, in any case that is valuable and secret (in the sense that it is not generally known to Parent’s and its Subsidiaries’ competitors).
“Transaction Document” means this Agreement, the Support Agreement, the Employment Agreements, the Amended Company LLC Agreement, the Escrow Agreement, the PPP Loan Escrow Agreement, the Real Estate Transfer Agreement, and the other agreements, instruments, certificates and documents contemplated thereby, including each exhibit and schedule thereto.

“Transaction Expenses” means any and all fees and expenses of any party and its Subsidiaries (including the fees of any attorneys, accountants, investment bankers or others engaged by such party or any of its Subsidiaries) incurred in connection with this Agreement and the other Transaction Documents and the Transactions, in each case to the extent unpaid at the consummation of Closing.
“Transactions” means, collectively, the Merger and the other transactions contemplated by this Agreement and the other Transaction Documents.
“Transfer” means to (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Shares or any securities convertible into or exercisable or exchangeable for Restricted Shares; or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Restricted Shares, whether any such transaction described in subclause (a) above or this subclause (b) is to be settled by delivery of Restricted Shares or other securities, in cash or otherwise. A “Transfer” of Restricted Shares shall include any Transfer of any Equity Interests in a holder of Restricted Shares.
“UCC” means the Uniform Commercial Code, as amended.
“Voting Securities” means any class or classes of Equity Interests of a Person pursuant to which the holders thereof have the general power under ordinary circumstances to vote with respect to the election of the board of directors (or similar body), irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.
“Willful Parent Breach” means, with respect to the covenants and agreements of Parent and Merger Sub relating to the Parent Stockholder Approval, a breach that is a consequence of an act deliberately undertaken or omitted to be taken by such party with the specific intent that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of the relevant covenant or agreement.

2.   The following terms are defined on the Sections indicated below.
Term	Section
505(b)(2) Earn-Out	1.12(a)(ii)
Accounting Firm	1.9(d)
Accredited Investor	3.9
Acquisition Proposal	6.4
Acquisition Transaction	Exhibit
Additional Amounts	8.2(a)(iv)
Advisory Group	10.15(d)
Aggregate Downward Adjustment Amount	1.9(e)(ii)
Aggregate Downward Adjustment Insufficiency	1.9(e)(ii)(A)
Aggregate Upward Adjustment Amount	1.9(e)(i)
Agreement	Preamble
Alternative Financing	6.8(b)
Amended Company LLC Agreement	1.5
ANDA Filing Earn-Out	1.12(a)(i)(B)
Anti-Money Laundering Laws	4.21
Benefit Plans	4.17(a)
Board	Recitals
Cap Amount	9.2(a)(viii)(B)
Certificate of Merger	1.3
Chali	Preamble
Closing	1.2
Closing Date	1.2
Closing Statement	1.9(b)
Code	2.4
Company	Preamble
Company 401(k) Plan	6.10(b)
Company Confidential Information	3.6
Company Creditor	4.5(b)
Company Debtor	4.5(b)
Company Disclosure Schedule	10.16
Company Employee	4.26(a)
Company Health Plan	4.17(n)
Company Insurance Policies	4.18
Company Leased Real Property	4.8(d)
Competing Business	6.5(a)
Confidentiality Agreement	10.5
Continuing Employees	6.10(a)
Deal Communications	10.17(a)
Debt Financing Agreements	6.8(a)
Deductible	9.2(a)(viii)(A)
Designated IT Systems	4.15(f)

Term	Section
Director Threshold	6.9
Earn-Out Payments	1.12(a)
Effective Time	1.3
Employment Agreements	Recitals
Equityholder Indemnified Parties	9.2(c)
Equityholders’ Representative	Preamble
Equityholders’ Representative Engagement Agreement	10.15(d)
Equityholders’ Representative Group	10.15(d)
ERISA	4.17(a)
ERISA Affiliate	4.17(f)
Esjay	Preamble
Estimated Individual Closing Date Payment	1.7(a)
Excess Ordinary Claims	9.11(b)(ii)
Excess Ordinary Claims Amount	9.11(b)(iii)
Exchange Agent	2.1(a)
Exempted Claims	9.11(a)
Exempted Claims Recovery Amount	9.11(b)(i)
Existing Accounting Firm	6.6(a)
Expense Reimbursement	8.2(a)
FCPA	4.20
FDA Application Integrity Policy	4.28(i)
Financial Statements	4.5(a)
Firm	10.17(a)
General Advertisement	6.5(b)
Government Contract	4.10(a)(xiii)
GP Earn-Out	1.12(a)(i)(A)
Gross Profit Earn-Out	1.12(a)(i)
Gross Profit Earn-Out Period	1.12(a)(i)(A)
Healthcare Reform Laws	4.17(n)
Indemnification Claim Notice	9.3(a)
Indemnified Party	9.3(a)
Indemnifying Party	9.3(a)
Insider Transactions	3.7
Intellectual Property Registrations	4.15(b)
IRCA	4.26(d)
Key Persons	Preamble
Latest Balance Sheet	4.5(a)
Latest Balance Sheet Date	4.5(a)
Leases	4.8(d)
Leerink Fees	4.27
Material Contract	4.10(a)
Material Contracts	4.10(a)
Material Customers	4.14(a)

Term	Section
Material Suppliers	4.14(b)
Member Consent	Recitals
Merger	Recitals
Merger Sub	Preamble
Notice of Disagreement	1.9(c)
Owned Real Property	4.8(c)
Parent	Preamble
Parent Board Recommendation	6.2(d)
Parent Disclosure Schedule	10.16
Parent Entities	6.5(b)
Parent Indemnified Parties	9.2(a)
Parent SEC Financial Statements	5.4(a)
Parent Stockholder Approval	7.1(c)
Parent Stockholders Meeting	6.2(h)
Pass-Through Income Tax Proceeding	6.6(d)
Pending Claim	9.8
Plan Termination Date	6.10(b)
Potential Purchasers	6.3(c)(i)
Potential Sale Transaction	6.3(c)
Pre-Closing Tax Returns	6.6(a)
Preliminary Disagreement Notice	1.9(a)
Preliminary Statement	1.9(a)
Principal Members	Preamble
Privileged Deal Communications	10.17(a)
Proceeding Notice	6.6(d)
Proforma Policy	6.12
Program	4.28(j)
Questionnaire	6.14
R&D Expenses	1.12(a)(i)(B)
Real Estate Buyer	6.12
Real Estate Seller	6.12
Real Property	4.8(d)
Regulatory Licenses	4.28(a)
Representative Agreements	10.15(a)
Representative Losses	10.15(d)
Required Majority	10.15(b)
Required Vote	4.3(b)
RWI Insurance Policy	Recitals
Sarbanes-Oxley Act	5.4(b)
Set-Off Amount	9.10
Standstill Period	6.13
Straddle Period	6.6(b)
Support Agreement	Recitals

Term	Section
Surviving Company	1.1
Tender Offer	Exhibit
Termination Date	8.1(a)(ii)
Third Party Claim	9.3(b)
Third Party Indemnification Claim Notice	9.3(b)
Title Insurance Policy	6.12
Transfer Restrictions	1.11(b)
Transfer Taxes	6.6(e)

Annex B
EXECUTION COPY

ANNEX B — INVESTMENT AGREEMENT
EQUITY COMMITMENT AND INVESTMENT AGREEMENT
dated as of March 8, 2021
by and among
ANI Pharmaceuticals, Inc.
and
Ampersand 2020 Limited Partnership

INDEX OF DEFINED TERMS
Term	Location of Definition
Affiliate	5.9(f)
Agreement	Preamble
Aggregate Purchase Price	1.1
Alternative Financing	5.9(g)
Board	2.1(e)(ii)
Business Day	5.9(d)
Cash Merger Consideration	5.9(h)
Change of Control	5.9(i)
Class C Special Stock	5.9(j)
Closing	1.2(a)
Closing Date	1.2(a)
Code	4.2(a)
Common Stock	Recitals
Company	Preamble
Company Disclosure Schedule	5.18
Company Material Adverse Effect	5.9(k)
Company SEC Documents	5.9(l)
Company SEC Financial Statements	2.1(e)(i)
Confidentiality Agreement	3.4
Contract	5.9(m)
Conversion Price	5.9(n)
control/controlled by/under common control with	5.9(f)
Debt Financing	5.9(o)
Exchange Act	5.9(p)
FATCA	5.9(q)
Final Cash Merger Consideration	5.9(r)
GAAP	5.9(s)
Governmental Entity	5.9(t)
herein/hereof/hereunder	5.9(c)
including/includes/included/include	5.9(b)
Knowledge of the Purchaser	5.9(u)
Law	5.9(v)
Lien	5.9(w)
Merger	5.9(x)
Merger Agreement	5.9(y)
Merger Closing	5.9(z)
Merger Sub	5.9(aa)
NASDAQ	1.3(b)(ii)
Non-Recourse Party	5.17
Order	5.9(bb)
Permit	5.9(cc)

Term	Location of Definition
person	5.9(e)
Preferred Stock	Recitals
Purchase Price	1.1
Purchased Shares	1.1
Purchaser	Preamble
Representatives	5.9(dd)
Sarbanes-Oxley Act	2.1(e)(ii)
SEC	5.9(ee)
Securities Act	5.9(ff)
Series A Certificate	Recitals
Series A Preferred Stock	Recitals
Significant Event	5.9(gg)
Standstill Period	4.5
Subsidiary	5.9(hh)
Target	5.9(ii)
Taxes	5.9(jj)
Transaction Documents	5.9(kk)
Transfer	5.9(ll)
Treasury Regulations	5.9(mm)

This EQUITY COMMITMENT AND INVESTMENT AGREEMENT, dated as of March 8, 2021 (this “Agreement”), is by and between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Ampersand 2020 Limited Partnership, a Delaware limited partnership (the “Purchaser”).
RECITALS:
WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company is entering into the Merger Agreement in substantially the form attached hereto as Schedule A;
WHEREAS, the Company proposes to issue and sell to the Purchaser (including its permitted assignees pursuant to Section 5.8) shares of its preferred stock, par value $0.0001 per share (“Preferred Stock”), designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), having the terms set forth in the Certificate of Designation (the “Series A Certificate”) in substantially the form attached to this Agreement as Schedule B, subject to the terms and conditions set forth in this Agreement;
WHEREAS, the Series A Preferred Stock will be convertible into shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”); and
WHEREAS, capitalized terms used in this Agreement have the meanings set forth in Section 5.9 or such other section indicated in the preceding Index of Defined Terms.
NOW, THEREFORE, in consideration of the premises recited above and the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
PURCHASE; CLOSING
1.1    Purchase.   On the Closing Date, the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company, 25,000.00 shares of Series A Preferred Stock in the aggregate (the “Purchased Shares”), free and clear of any Liens (other than Liens incurred by the Purchaser or restrictions arising under applicable securities Laws or this Agreement), at a purchase price of $1,000.00 per share of Series A Preferred Stock (the “Purchase Price” per share of Series A Preferred Stock; the Purchase Price multiplied by the number of Purchased Shares, the “Aggregate Purchase Price”), subject to the terms and conditions of this Agreement, including the conditions to Closing set forth in Section 1.3.
1.2   Closing.
(a)   Subject to the satisfaction or waiver (to the extent any such waiver is permitted by applicable Law) of the conditions set forth in this Agreement, the closing of the purchase by the Purchaser of the Purchased Shares referred to in Section 1.1 pursuant to this Agreement (the “Closing”) shall take place by electronic exchange of documents and signatures via e-mail substantially simultaneously with the consummation of the Merger or at such other date and time and in such other manner as the Company and the Purchaser agree (the “Closing Date”).
(b)   Subject to the satisfaction or waiver (to the extent any such waiver is permitted by applicable Law) on or prior to the Closing Date of the applicable conditions to the Closing in Section 1.3, at the Closing:
(i)   the Company will deliver to the Purchaser (1) evidence of book-entry with the Company’s transfer agent of the Purchaser’s ownership of the Purchased Shares reasonably acceptable to the Purchaser and (2) all other documents, instruments and writings required to be delivered by the Company to the Purchaser pursuant to this Agreement; and
(ii)   the Purchaser will deliver or cause to be delivered (1) to a bank account designated by the Company in writing at least two (2) Business Days prior to the Closing Date, the Aggregate Purchase Price by wire transfer of immediately available funds, and (2) all other documents, instruments and writings required to be delivered by the Purchaser to the Company pursuant to this Agreement.

(c)   All deliveries at the Closing will be deemed to occur simultaneously.
1.3   Closing Conditions.
(a)   The obligation of the Purchaser, on the one hand, and the Company, on the other hand, to effect the Closing is subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by the Purchaser and the Company prior to the Closing of the following conditions:
(i)   no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Order (whether temporary, preliminary or permanent), in any case that is in effect and prevents or prohibits the consummation of the transactions contemplated hereby; and
(b)   The obligation of the Purchaser to effect the Closing is also subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by the Purchaser at or prior to the Closing of the following conditions:
(i)   the Company shall have adopted and filed the Series A Certificate with the Secretary of State of the State of Delaware, and the Series A Certificate shall be in full force and effect, subject to the consummation of the Closing;
(ii)   the shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall have been approved for listing on the NASDAQ Global Market (“NASDAQ”), subject to official notice of issuance;
(iii)   the Merger shall have been consummated or shall be consummated substantially simultaneously with the Closing on the terms and conditions contemplated by the Merger Agreement (subject to any amendment, supplement, waiver or other modification to the Merger Agreement that is (a) not a Restricted Modification or (b) consented to in writing by the Purchaser);
(iv)   the Company shall have performed in all material respects all obligations required to be performed by it pursuant to Article III of this Agreement at or prior to the Closing;
(v)   the Purchaser shall have received a certificate signed on behalf of the Company by a duly authorized person certifying to the effect that the condition in Section 1.3(b)(iv) has been satisfied; and
(vi)   the Company shall have provided the Purchaser with written notice of the Closing Date at least three (3) Business Days prior to the Closing Date.
(c)   The obligation of the Company to effect the Closing is also subject to the satisfaction or written waiver (to the extent any such waiver is permitted by applicable Law) by the Company prior to the Closing of the following conditions:
(i)   (1) the representations and warranties of the Purchaser set forth in Section 2.2 hereof (other than Sections 2.2(a), 2.2(b)(i), 2.2(b)(ii)(1)(A), 2.2(c), 2.2(f) and 2.2(j)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Purchaser to fully perform its covenants and obligations under the Transaction Documents, and (2) the representations and warranties of the Purchaser set forth in Sections 2.2(a), 2.2(b)(i), 2.2(b)(ii)(1)(A), 2.2(c), 2.2(f) and 2.2(j) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date;
(ii)   the Purchaser shall have performed in all material respects all obligations required to be performed by it pursuant to this Agreement at or prior to the Closing;

(iii)   the Company shall have received a certificate signed on behalf of the Purchaser by a duly authorized person certifying to the effect that the conditions set forth in Sections 1.3(c)(i) and (ii) have been satisfied; and
(iv)   the Merger shall have been consummated or shall be consummated substantially simultaneously with the Closing.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
2.1   Representations and Warranties of the Company.   Except as disclosed in the Company SEC Documents (excluding risk factors or any forward-looking language), the Company represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date (except to the extent made only as of a specified date in which case as of such date), that:
(a)   Organization and Corporate Power.   The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as currently conducted and currently contemplated to be conducted. The Company is duly qualified or licensed to do business in each jurisdiction where the actions required to be performed by it hereunder make such qualification or licensing necessary, except in those jurisdictions where failure to be so licensed or qualified would not result in a Company Material Adverse Effect.
(b)   Authorization; Valid and Binding Agreement; No Breach.
(i)   The Company has the corporate power and authority to enter into this Agreement and the other Transaction Documents to which it is or will be a party, and, subject to receipt of the Parent Stockholder Approval (as defined in the Merger Agreement), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby.
(ii)   The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is or will be a party has been duly and validly authorized and approved by all necessary corporate on the part of the Company and except for the Parent Stockholder Approval (as defined in the Merger Agreement), no other corporate proceedings of the Company are necessary for the Company to authorize and approve this Agreement and the other Transaction Documents to which the Company is or will be a party, the performance by the Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated by this Agreement.
(iii)   This Agreement and each of the other Transaction Documents to which the Company is or will be a party have been or, when executed and delivered by the Company, will be duly executed and delivered by the Company and when so executed and delivered by the parties hereto and thereto (assuming the due authority, execution and delivery by any party thereto other than the Company), constitutes (or will constitute) a valid and legally binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies (regardless of whether enforcement is sought in a proceeding at Law or in equity).
(iv)   The execution, delivery and performance of this Agreement and the other Transaction Documents to which any of the Company is or will be a party and the consummation of the transactions contemplated by this Agreement by it do not and will not (after notice or lapse of time or both, or the taking of any action by another person): (A) conflict with or violate any provision of its certificate of incorporation or bylaws, (B) result in the creation of any material Lien (other than Permitted Liens (as defined in the Merger Agreement) or Liens imposed in connection with the Debt Financing) upon any of its assets, (C) require on its part any notice or filing with, or any Permit or other authorization of, or any exemption by, any Governmental Entity other than actions required under the Exchange Act and the rules and regulations of NASDAQ (except as relates to the Parent Stockholder Approval (as defined in the Merger Agreement)), (D) with such exceptions as, individually or in the aggregate, have not had, and are not reasonably likely to have, a Company Material Adverse Effect, conflict with, result in a violation or breach of, constitute a default under, result in the acceleration of, give rise to any right to accelerate, terminate, modify or cancel, or require any notice, consent, authorization, approval or waiver under, or result in any other adverse consequence under, any (x) Permit or (y) Contract to which it is a party or by which it is bound or to which any of its assets or properties is subject, or (E) violate or breach the terms of or cause any default under any Law applicable to it or any of its properties, assets or securities.
(c)   Capitalization.
(i)   As of the close of business on March 8, 2021, the authorized capital stock of the Company consisted of (i) 33,333,334 shares of Common Stock, of which 12,429,916 shares were issued, 12,354,398 shares were outstanding and 75,518 shares were held in treasury, (ii) 781,281 shares of Class C Special Stock, of which 10,864 shares were issued and outstanding and none of which were held in treasury and (iii) 1,666,667 shares of Preferred Stock, none of which were issued and outstanding and none of which were held in treasury. In addition, as of the close of business on March 8, 2021, approximately 996,363 shares of Common Stock were subject to outstanding options and approximately 380,569 shares of Common Stock were subject to outstanding restricted stock awards. The foregoing constituted all of the issued and outstanding capital stock of the Company as of the close of business on March 8, 2021. All of the capital stock of the Company has been duly authorized, is validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. All shares of the capital stock of the Company were issued in compliance with applicable Law. None of the shares of capital stock of the Company was issued in violation of any agreements, arrangements or commitment to which the Company or any equityholder is a party or is subject to or in violation of any preemptive or similar rights granted by the Company or any person.
(ii)   Except for the capital stock of the Company described in Section 2.1(c)(i), as of the close of business on March 8, 2021, there are no securities, options, warrants, rights, calls, subscriptions, agreements, commitments or understandings of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the issuance, redemption, sale, pledge or other disposition of any capital stock or other equity awards of the Company or any securities convertible into, or other rights to acquire, any capital stock or other equity awards of the Company, (ii) obligates the Company to grant, offer or enter into any of the foregoing, or (iii) relates to the voting or control of such capital stock, securities or rights. Except for the capital stock of the Company described in Section 2.1(c)(i), as of the close of business on March 8, 2021, there are no outstanding (i) equity securities or interests or voting debt or equity securities of the Company, (ii) securities convertible or exchangeable into equity securities or interests of the Company, (iii) debt or debt instruments, options or warrants that require the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem equity securities or interests of the Company or (iv) “phantom stock,” stock appreciation rights or other similar rights with respect to the Company.
(d)   Status of Securities.   As of the Closing, the shares of Series A Preferred Stock to be issued pursuant to this Agreement and the shares of Common Stock to be issued upon conversion of the Series A Preferred Stock will have been duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefor as provided in this Agreement or the Series A Certificate, as applicable, the shares of Series A Preferred Stock will be validly issued, fully paid and nonassessable, will not be subject to preemptive rights of any other stockholder of the Company, free and clear of all Liens, except restrictions imposed by the Securities Act, any applicable state, foreign or other securities Laws, this Agreement, and Liens incurred by the Purchaser. Upon any conversion of any shares of Series A Preferred Stock into, or the redemption of any shares of Series A Preferred Stock in exchange for, shares of Common Stock pursuant to and in accordance with the terms and conditions of the Series A Certificate, the shares of Common Stock issued upon such conversion or redemption will be validly issued, fully paid and nonassessable, and will not be subject to preemptive rights of any other stockholder of the Company, and will effectively vest in the Purchaser good title to all such securities, free and clear of all Liens, except restrictions imposed by the Securities Act, any applicable state, foreign or other securities Laws, this Agreement, and Liens incurred by the Purchaser. The respective rights, preferences, privileges, and restrictions of the Series A Preferred Stock and the Common Stock are as stated in the Series A Certificate or the Company’s certificate of incorporation, respectively. As of the Closing, the shares of Common Stock to be issued upon any conversion or redemption of the Purchased Shares shall have been duly reserved for such issuance.
(e)   Financial Statements.
(i)   Each of the consolidated financial statements of the Company (including, in each case, any related notes thereto) contained or incorporated by reference in the Company SEC Documents (collectively, the “Company SEC Financial Statements”) fairly presents, in all material respects, the financial condition and the results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries (on a consolidated basis) as of the respective dates of and for the periods referred to in the Company SEC Financial Statements, and was prepared in accordance with GAAP (as in effect on the date of such Company SEC Financial Statement) as applied on a consistent basis by the Company during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), subject, in the case of interim Company SEC Financial Statements, to normal year-end adjustments (which, individually or in the aggregate, are not material) and the absence of notes.
(ii)   The Company has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act; or (ii) the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) with respect to all applicable Company SEC Documents. The Company maintains a system of internal disclosure controls and procedures over financial reporting as required by Rule 13a-15 or Rule 15d-15 promulgated under the Exchange Act, which such controls and procedures are designed to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to, and recorded, processed, summarized and reported by, the individuals responsible for the preparation of the Company SEC Documents and to enable the Company’s relevant officers to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Such system of internal disclosure controls and procedures is intended to provide reasonable assurances regarding the reliability of financial reporting for the Company and the consolidated Subsidiaries of the Company for external purposes in accordance with GAAP, including policies and procedures that provide reasonable assurances (a) that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with authorizations of management and the board of directors of the Company (the “Board”) and (b) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s and its Subsidiaries’ assets that could have a material effect on the Company’s financial statements. To the Company’s knowledge, since January 1, 2020, the Company has disclosed to the Company’s auditors and the audit committee of the Board any fraud or allegation of fraud known to the Company, whether or not material, that involves management or other employees of the Company and the Subsidiaries of the Company who have a significant role in the Company’s internal controls over financial reporting. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangements” that would be required to be disclosed under Item 303(a) of Regulation S-K promulgated by the SEC. There were no significant deficiencies or material weaknesses (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X) identified in management’s assessment of internal control over financial reporting as of and for the year ended December 31, 2019 (nor has any such deficiency or weakness been identified).
(iii)   The management of the Company has: (i) designed disclosure controls and procedures to ensure that material information relating to the Company is made known to the management of the Company by others within the organization; and (ii) disclosed, based on its most recent evaluation, to the Board (A) any significant deficiencies in the design or operation of internal controls which would reasonably be expected to adversely affect the ability of the Company to record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves (x) executive management or (y) other employees who have a significant role in the internal controls of the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(iv)   During the past three (3) years, neither the Company nor, to the knowledge of the Company, any Representative of the Company has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting practices, procedures, methodologies or methods of the Company with respect to its financial statements or the internal accounting controls of the Company, including any written or oral complaint, allegation, assertion or claim that the Company has engaged in improper accounting practices. No attorney representing the Company, whether or not employed by the Company, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation the Company or any of its Representatives to the governing bodies of the Company or any committee thereof or to any manager or officer of the Company.
(v)   To the knowledge of the Company, no employee of the Company has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any Law. The Company has not, and, to the knowledge of the Company, no contractor, subcontractor or agent of the Company has, discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. §1514A(a).
(vi)   The Company is not subject to any “off-balance sheet arrangement” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended).
(f)   Absence of Certain Developments.   Since September 30, 2020, there has been no development, change, event or occurrence that, individually or in the aggregate, has had, or is reasonably likely to have, a Company Material Adverse Effect.
(g)   No Additional Representations.   Except as expressly set forth in this Section 2.1, none of the Company or the Company’s Subsidiaries, nor any other person, makes any representation or warranty, express or implied, at law or in equity, by statute or otherwise, and any other representations or warranties are hereby expressly disclaimed, including any implied representation or warranty as to condition, merchantability, suitability or fitness for a particular purpose. Notwithstanding anything to the contrary, (a) none of the Company or the Company’s Subsidiaries, nor any other person, shall be deemed to make to Purchaser or any of its Affiliates any representation or warranty other than as expressly made by the Company in this Agreement and except as expressly covered by a representation and warranty contained in this Section 2.1, and (b) none of the Company or the Company’s Subsidiaries, nor any other person, makes any representation or warranty to the Purchaser or any of its Affiliates with respect to (i) any projections, estimates or budgets heretofore delivered to or made available to Purchaser or its Affiliates or their respective counsel, accountants or advisors of future revenues, expenses or expenditures or future results of operations of the Company and the Company’s Subsidiaries, (ii) any other information or documents (financial or otherwise) made available to the Purchaser or its Affiliates or their respective counsel, accountants or advisors with respect to the Company and the Company’s Subsidiaries. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit the right of the Purchaser to rely on the representations, warranties, covenants and agreements expressly set forth in this Agreement or in any certificate delivered pursuant hereto, nor will anything in this Agreement operate to limit any claim by the Purchaser for actual and intentional fraud.

2.2   Representations and Warranties of the Purchaser.   The Purchaser hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date (except to the extent made only as of a specified date in which case as of such date), that:
(a)   Organization and Authority.   The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except where failure to be so qualified would not reasonably be expected to materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis, and the Purchaser has the limited partnership power and authority and governmental authorizations to own its properties and assets and to carry on its business as it is now being conducted.
(b)   Authorization.
(i)   The Purchaser has the limited partnership power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Purchaser and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Purchaser, and no further approval or authorization by any of its stockholders, partners, members or other equity owners, as the case may be, is required. This Agreement has been and (as of the Closing) the other Transaction Documents will be, duly and validly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Company, is, and (as of the Closing) each of the other Transaction Documents will be, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).
(ii)   Neither the execution, delivery and performance by the Purchaser of this Agreement or the other Transaction Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Purchaser with any of the provisions hereof or thereof, will (1) require notice, consent or approval pursuant to, violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Purchaser under any of the terms, conditions or provisions of (A) its organizational documents or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Purchaser is a party or by which it may be bound, or to which the Purchaser or any of the properties or assets of the Purchaser may be subject, or (2) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any Laws applicable to the Purchaser or any of their respective properties or assets, except, in the case of clauses (1)(B) and (2), for such violations, conflicts and breaches as would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement or have a material adverse effect on the Purchaser’s ability to fully perform its respective covenants and obligations under this Agreement.
(iii)   No notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary in connection with the consummation by the Purchaser of the transactions contemplated by this Agreement or the other Transaction Documents.
(c)   Purchase for Investment.   The Purchaser acknowledges that the Purchased Shares and the shares of Common Stock issuable upon the conversion of the Purchased Shares have not been registered under the Securities Act or under any state securities Laws. The Purchaser (i) acknowledges that it is acquiring the Purchased Shares and the shares of Common Stock issuable upon the conversion of the

Purchased Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the Purchased Shares or the shares of Common Stock issuable upon the conversion of the Purchased Shares to any person in violation of applicable securities Laws, (ii) will not sell, transfer, or otherwise dispose of any of the Purchased Shares or shares of Common Stock issuable upon the conversion of the Purchased Shares, except in compliance with this Agreement, the registration requirements or exemption provisions of the Securities Act, any other applicable securities Laws, (iii) acknowledges that the Purchased Shares and the shares of Common Stock issuable upon the conversion of the Purchased Shares will not be eligible for release pursuant to Rule 144A promulgated under the Securities Act, (iv) understands and agrees that the Purchased Shares and the shares of Common Stock issuable upon the conversion of the Purchased Shares will be subject to transfer restrictions set forth in Section 4.1 and Section 4.6 of this Agreement and, as a result of these transfer restrictions, the Purchaser may not be able to readily resell the Purchased Shares and may be required to bear the financial risk of an investment in the Purchased Shares for an indefinite period of time, (v) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Purchased Shares and the shares of Common Stock issuable upon the conversion of the Purchased Shares and of making an informed investment decision, (vi) is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act), and (vii) without prejudice to any claim of Purchaser hereunder for breach of the Company’s representations and warranties or for actual and intentional fraud, (1) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares and the shares of Common Stock issuable upon the conversion of the Purchased Shares, (2) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access and (3) can bear the economic risk of (A) an investment in the Purchased Shares and the shares of Common Stock issuable upon the conversion of the Purchased Shares indefinitely and (B) a total loss in respect of such investment. The Purchaser has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and form an investment decision with respect to, its investment in the Purchased Shares and the shares of Common Stock issuable upon the conversion of the Purchased Shares and to protect its own interest in connection with such investment.
(d)   Litigation.   There is no action, suit or proceeding pending or, to the Knowledge of the Purchaser, investigation, action, suit or proceeding threatened (including “cease and desist” letters) against, nor any outstanding Order against, the Purchaser or any of its Affiliates or any of their respective assets before or by any Governmental Entity, that would, individually or in the aggregate, reasonably be expected to materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.
(e)   Compliance with Laws.   Neither the Purchaser nor any of its Affiliates is in material violation of any applicable Law that would, individually or in the aggregate, reasonably be expected to materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis. To the Knowledge of the Purchaser as of the date of this Agreement, neither the Purchaser nor any of its Affiliates is being investigated with respect to any applicable Law, or has received written notice from any Governmental Entity inquiring about or asserting any violation of any applicable Law, or is subject to any adverse inspection, examination, finding of deficiency, finding of noncompliance, penalty, fine, sanction, assessment, audit, request for corrective or remedial action, or other supervisory, compliance or enforcement action by any Governmental Entity that would, individually or in the aggregate, reasonably be expected to materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.
(f)   Financial Capability.   The Purchaser has as of the date hereof and at the Closing will have available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement and to make any other necessary payment contemplated hereunder and under the other Transaction Documents. The Purchaser is not aware of any reason why the funds sufficient to fulfill its obligations under Article I (including the Aggregate Purchase Price) and under the other Transaction Documents will not be available on the Closing Date.
(g)   Ownership of Company Securities.   Neither the Purchaser nor any of its Affiliates beneficially owns any share of Common Stock or any other securities of the Company.
(h)   Access to Information.   The Purchaser and its Affiliates have been given access to all Company documents, records and other information, and have had adequate opportunity to ask questions of, and to receive answers from, the Company’s officers, employees, agents, accountants, and representatives concerning the Company’s business, operations, financial condition, assets, liabilities and all other matters the Purchaser has deemed relevant to its investment in the Purchased Shares. The representations and warranties of the Purchaser contained in this Section 2.2(h) shall not affect the ability of the Purchaser to rely on the representations and warranties made by the Company pursuant to Section 2.1 of this Agreement.
(i)   Interested Stockholder.   Neither the Purchaser nor any of its Affiliates is an “interested stockholder” (as defined in Section 203(c)(5) of the General Corporation Law of the State of Delaware) of the Company.
(j)   Brokers and Finders.   None of the Purchaser, any of its Affiliates or any of their respective officers, directors, employees or agents has employed any broker or finder for which the Company will incur any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees with respect to the purchase of the Purchased Shares or any investment in the Company.
(k)   Non-Reliance.   Except as expressly set forth in Section 2.1, the Purchaser acknowledges and agrees that none of the Company or its Company Subsidiaries, nor any other person, has made any representation or warranty, express or implied, at law or in equity, by statute or otherwise, and any other representations or warranties are hereby expressly disclaimed by the Company, including any implied representation or warranty as to condition, merchantability, suitability or fitness for a particular purpose. Notwithstanding anything to the contrary, (a) none of the Company or its Company Subsidiaries, nor any other person, shall be deemed to make to Purchaser or any of its Affiliates any representation or warranty other than as expressly made by the Company in this Agreement and except as expressly covered by a representation and warranty contained in Section 2.1, and (b) none of the Company or its Company Subsidiaries, nor any other person, has made any representation or warranty to the Purchaser or any of its Affiliates with respect to (1) any projections, estimates or budgets heretofore delivered to or made available to Purchaser or its Affiliates or their respective counsel, accountants or advisors of future revenues, expenses or expenditures or future results of operations of the Company and its Company Subsidiaries, (2) any other information or documents (financial or otherwise) made available to the Purchaser or its Affiliates or their respective counsel, accountants or advisors with respect to the Company and its Company Subsidiaries. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit the right of the Purchaser and its Affiliates to rely on the representations, warranties, covenants and agreements expressly set forth in this Agreement or in any certificate delivered pursuant hereto, nor will anything in this Agreement operate to limit any claim by the Purchaser or any of its Affiliates for actual and intentional fraud.
2.3   Survival.   The representations and warranties of the parties contained in this Agreement shall survive for twelve (12) months following the Closing, except that (a) the representations and warranties of the Company contained in Sections 2.1(a), 2.1(b)(i), 2.1(c) and 2.1(d) will survive for two (2) years following the Closing, and (b) the representations and warranties of the Purchaser contained in Sections 2.2(a), 2.2(b)(i), 2.2(c) or 2.2(h) will survive until the expiration of the applicable statute of limitations. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance.
ARTICLE III
COVENANTS
3.1   Commercially Reasonable Efforts to Close.   During the period commencing on the date hereof and terminating on the earlier to occur of (a) the Closing, and (b) the termination of this Agreement in accordance with Section 6.15 (the “Pre-Closing Period”), the Company (subject to any limitations set forth in the Merger Agreement) and the Purchaser will use their respective commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary under applicable Laws so as to permit consummation of the transactions contemplated hereby as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate reasonably with the other party to that end, including in relation to the satisfaction of the conditions to Closing set forth in Sections 1.3(a), (b) and (c).
3.2   Authorized Common Stock.   At any time that any Purchased Shares are issued and outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of Common Stock to satisfy the conversion requirements of all shares of Series A Preferred Stock then issued and outstanding pursuant to Article VII of the Series A Certificate. All shares of Common Stock delivered upon conversion of the Series A Preferred Stock shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and free and clear of any Liens (other than Liens incurred by the Purchaser or restrictions arising under applicable securities Laws or this Agreement).
3.3   Certain Adjustments.   If, after the date hereof and prior to the Closing, the Company effects any transaction that would have resulted in an adjustment to the Conversion Price pursuant to Article IX of the Series A Certificate if the Series A Preferred Stock had been issued since the date hereof, the Company shall adjust the Conversion Price, effective as of the Closing, in the same manner as would have been required by Article IX of the Series A Certificate if the Series A Preferred Stock had been issued and outstanding since the date hereof. Notwithstanding the foregoing, the Purchaser agrees that the transactions contemplated by the Merger Agreement, including the issuance of any Common Stock in connection with the Merger, would not result in an adjustment to the Conversion Price pursuant to the Series A Certificate, and agrees that even if it were to result in such an adjustment that such an adjustment shall not be made.
3.4   Confidentiality.   Each of the Non-Disclosure Agreement, dated as of February 2, 2021, by and between the Company and Ampersand Capital Partners and the Joinder Agreement, dated as of February 9, 2021, by and among the Company, Target and Ampersand Capital Partners (such agreements, together, the “Confidentiality Agreement”), shall remain in full force and effect.
3.5   NASDAQ Listing of Shares.   (i) To the extent it has not already done so, the Company shall apply for listing on the NASDAQ, subject to official notice of issuance, any share of Common Stock issuable upon the conversion of the Series A Preferred Stock.
3.6   Merger Agreement.   The Company shall, subject to any confidentiality limitations and limitations under Law, use commercially reasonable efforts to keep the Purchaser reasonably informed regarding the transactions contemplated by the Merger Agreement, including the expected timing of the Merger Closing.
3.7   Investor Information.   The Purchaser agrees that the information relating to the Purchaser and its Affiliates that is or will be supplied in writing by the Purchaser or its Affiliates for inclusion in any document (a) filed with the SEC by the Company in connection with this Agreement (including any report filed with the SEC by the Company in connection with the consummation of the transactions contemplated by this Agreement on Form 8-K pursuant to the Exchange Act), or (b) prepared in connection with the consummation of the Debt Financing (or any Alternative Financing), in each case, will not, at the time such document is so filed, furnished or prepared, as applicable, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
ARTICLE IV
ADDITIONAL AGREEMENTS
4.1   Legend.
(a)   The Purchaser agrees that all certificates (if any) or other instruments or records representing the Purchased Shares subject to this Agreement (or the shares of Common Stock issuable upon conversion thereof) will bear or contain a legend substantially to the following effect:
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE

SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN EQUITY COMMITMENT AND INVESTMENT AGREEMENT, DATED AS OF MARCH 8, 2021, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER.
(b)   Upon request of the Purchaser , upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company and of any other related materials reasonably requested by the Company to the effect that such legend is no longer required under the Securities Act and applicable state Laws, the Company shall promptly cause the first paragraph of the legend to be removed from, or no longer applied to, any certificate for, or record representing, any share of Series A Preferred Stock to be transferred in accordance with this Agreement. The Purchaser acknowledges that the Purchased Shares and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock have not been registered under the Securities Act or under any state securities Laws and will not sell or otherwise dispose of any of the Purchased Shares or shares of Common Stock issuable upon conversion of the Series A Preferred Stock, except in compliance with the registration requirements or exemption provisions of the Securities Act, any other applicable securities Laws and this Agreement.
4.2   Tax Matters.
(a)   Each holder of Series A Preferred Stock will timely furnish the Company and its agents with any tax form or certification (including Internal Revenue Service Form W-9, an applicable Internal Revenue Service Form W-8 (together with all applicable attachments), or any successor to such Internal Revenue Service forms) that the Company or its agents reasonably request (i) to permit the Company and its agents to make payments to such holder without, or at a reduced rate of, deduction or withholding, (ii) to enable the Company and its agents to qualify for a reduced rate of reduction or withholding in any jurisdiction from or through which they receive payments, and (iii) to enable the Company and its agents to satisfy reporting and other obligations under the United States Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, or any other applicable Law or regulation, and will update or replace such tax form or certification in accordance with their terms or subsequent amendments or upon the Company’s reasonable request. Each holder of Series A Preferred Stock acknowledges that the failure to provide, update or replace any such form or certificate may result in the imposition of withholding or back-up withholding on payments to such holder, or to the Company. Amounts withheld by the Company or its agents that are, in their reasonable judgment, required to be withheld pursuant to applicable tax Laws will be treated as having been paid to the holder of Series A Preferred Stock by the Company. Each holder of Series A Preferred Stock will also provide the Company or its agents with any correct, complete and accurate information or documentation that may be required for the Company to comply with FATCA and to prevent the imposition of United States federal withholding tax under FATCA on payments to or for the benefit of the Company.
(b)   Amounts withheld by the Company or its agents that are, in their reasonable judgment, required to be withheld pursuant to applicable tax Laws will be treated as having been paid to the holder of Series A Preferred Stock by the Company. Each holder of Series A Preferred Stock will also provide the Company or its agents with any correct, complete and accurate information or documentation that may be required for the Company to comply with FATCA and to prevent the imposition of United States federal withholding tax under FATCA on payments to or for the benefit of the Company.
(c)   Absent a change in Law or Internal Revenue Service practice, or a contrary determination (as defined in Section 1313(a) of the Code), the Purchaser and the Company agree for United States federal income tax and withholding tax purposes not to treat the Purchased Shares (based on their terms as set forth in the Series A Certificate) as “preferred stock” within the meaning of Section 305 of the Code and Treasury Regulations Section 1.305-5      and shall not take any position inconsistent with such treatment.

(d)   The Company shall pay any and all documentary, stamp and similar issue or transfer tax due on (i) the issuance of the Purchased Shares or (ii) the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock. However, in the case of conversion of Series A Preferred Stock, the Company shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or Series A Preferred Stock in a name other than that of the holder of the shares to be converted, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that any such tax or duty has been paid.
4.3   Registration Rights.   The Company and the Purchaser hereby agree, effective from and after the consummation of the Closing, to the provisions set forth in Schedule C, which are incorporated herein by reference as if they were set forth in their entirety in this Agreement.
4.4   Observer Rights.   From and after the Closing, as long as (a) the Purchaser owns all the Series A Preferred Stock that it has purchased hereunder, (b) the Purchaser owns all the Series A Preferred Stock that it has purchased hereunder except for any such Series A Preferred Stock that have been converted into, at the initiation of the Company, shares of Common Stock, but only if the Purchaser owns all the shares of Common Stock into which such Series A Preferred Stock were converted into or (c) the Observer Threshold is equal to or greater than $25,000,000, the Company shall invite a representative of the Purchaser to attend all meetings of the Board in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors substantially at the same time and substantially in the same manner as provided to such directors; provided, however, that such representative shall, prior to receiving any such information, agree to hold in confidence all information so provided pursuant to a customary confidentiality agreement provided by the Company; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets, a conflict of interest or a violation of Law, or if the Purchaser, any of its Affiliates or its representative is a competitor of the Company or its Subsidiaries. Such representative shall (x) not have been involved in any of the events enumerated under Item 401(f) of Regulation S-K under the Securities Act, or any successor provision thereto, (y) satisfy all such other criteria and qualifications for service as an observer of the Board, as determined by the Board from time to time reasonably and in good faith and (z) be either (I) a partner of Ampersand Capital Partners and reasonably acceptable to the Company, which approval shall not be unreasonably withheld or (II) otherwise acceptable to the Company in its sole discretion. If, from and after the Closing, the Purchaser, at any point in time, satisfies none of clauses (a), (b) or (c) of the first sentence of this Section 4.4, then the Purchaser shall permanently lose its rights under this Section 4.4. The “Observer Threshold” means the sum of (1) the product of (i) the number of shares of Series A Preferred Stock owned by the Purchaser and (ii) the Purchase Price and (2) the product of (i) the number of shares of Common Stock owned by the Purchaser resulting from a conversion of Series A Preferred Stock owned by the Purchaser and (ii) the fair market value of each share of Common stock. Notwithstanding anything to the contrary, the rights in this Section 4.4 shall inure solely to the benefit of the Purchaser and shall not be assignable in whole or in part to any person, regardless of any assignment hereunder or any Transfer of the Series A Preferred Stock. Any assignment in violation of this Section 4.4 shall be void ab initio and the Company shall not be required to give any effect thereto.
4.5   Standstill.   The Purchaser shall not, and shall cause its Affiliates and its and its Affiliates’ Representatives not to, until the third anniversary of the Closing Date (such period, the “Standstill Period”), directly or indirectly, without the prior written consent of the Company, except for purposes of the acquisition of the Purchased Shares hereunder, act alone or in concert or conscious parallelism with others, or cooperate with others, to:
(a)   control or seek to control, or influence or seek to influence, the Company or any of its Subsidiaries, the Board or management of the Company or any of its Subsidiaries or the policies of the Company or any of its Subsidiaries;
(b)   make, or in any way participate or engage in, any solicitation of proxies to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of the Company or any of its Subsidiaries;

(c)   form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company or any of its Subsidiaries;
(d)   except in connection with the enforcement by way of court proceedings of its rights under this Agreement, any agreement contemplated thereby and any other agreement between the Purchaser, on the one hand, and the Company or a Subsidiary thereof, on the other hand, make any public statement that is critical of the Company or any of its Subsidiaries, the Board or management of the Company or any of its Subsidiaries or the policies of the Company or any of its Subsidiaries;
(e)   enter into or seek or propose to effect or facilitate any purchase or sale of securities (other than the Purchased Shares, subject to Transfer restrictions under Section 4.6) or assets of the Company or any of its Subsidiaries, any warrant or option to purchase such securities or assets, any security convertible into any such securities, any derivative or hedging transaction involving securities of the Company or any of its Subsidiaries, or any other right to acquire such securities or assets;
(f)   enter, agree to enter, propose, seek or offer to enter into or facilitate any merger, business combination, recapitalization, restructuring or other extraordinary transaction involving the Company or any of its Subsidiaries (other than the Merger);
(g)   call, request the calling of, or otherwise seek or assist in the calling of a special meeting of the Board or stockholders of the Company or any of its Subsidiaries;
(h)   disclose any intention, plan or arrangement prohibited by, or inconsistent with, any of the foregoing;
(i)   advise, assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other persons in connection with any of the foregoing; or
(j)   have any discussions or communications with, enter into any arrangements, understandings or agreements (whether written or oral) with, advise, finance, assist or encourage, act in concert or conscious parallelism with, or cooperate with, any other person in connection with any of the foregoing, or make any investment in, enter into any arrangement or understanding with, or form a “group” with or otherwise act in concert or conscious parallelism with, or cooperate with, any other person that engages, or offers or proposes to engage, in any of the foregoing.
The Purchaser also shall not, and shall cause its Affiliates and its and its Affiliates’ Representatives not to, during the Standstill Period, directly or indirectly, without the prior written consent of the Company, (x) make any request directly or indirectly, to amend or waive any of their obligations under this Section 4.5, or (y) take any action that might require the Company to make a public announcement regarding the possibility of a business combination, merger or other type of transaction described under this Section 4.5.
Notwithstanding anything to the contrary set forth herein, (i) upon the occurrence of a Significant Event, the restrictions set forth in this Section 4.5 (other than the restrictions in clause (d) hereof) will immediately terminate and be of no further force or effect; provided that, in the event that (A) the transaction relating to such Significant Event shall not have been consummated and (x) the definitive agreement relating thereto shall have expired or been terminated or (y) there is a public announcement of the withdrawal or abandonment of the intention to pursue such Significant Event by the person pursuing such transaction and (B) prior to such time, the Purchaser shall not have taken any of the actions contemplated by this Section 4.5, the restrictions set forth in this Section 4.5 shall be reinstated and shall continue to apply in full force and effect on the terms set forth herein; (ii) the Purchaser shall not be precluded from making any confidential offers or proposals to the Board in a manner reasonably believed not to require the Company to make a public announcement of such offer or proposal; provided that the Purchaser shall not, and shall cause its Affiliates not to, publicly disclose any such offers or proposals; and (iii) the Purchaser and its Affiliates shall not be precluded from owning or acquiring interests in mutual funds or similar entities that own capital stock of the Company.
4.6   Transfer Restrictions.
(a)   Until the earlier of (x) twelve (12) months following the Closing, and (y) the occurrence of a transaction resulting in a Change of Control, the Purchaser shall not Transfer any share of Series A

Preferred Stock or any share of Common Stock issued upon conversion of any share of Series A Preferred Stock except as otherwise permitted pursuant to the terms and conditions of this Agreement, including Section 4.6(b).
(b)   Notwithstanding anything to the contrary in Section 4.6(a), the Purchaser shall be permitted to Transfer any portion or all of its shares of Series A Preferred Stock or shares of Common Stock issued upon conversion of any share of Series A Preferred Stock at any time under the following circumstances:
(i)   Transfers pursuant to an amalgamation, merger, tender offer or exchange offer or other business combination, acquisition of assets or similar transaction entered into by the Company or any transaction resulting in a Change of Control; or
(ii)   Transfers that have been approved in writing by the Board prior to such Transfer.
(c)   Any attempted Transfer in violation of this Section 4.6 shall be null and void ab initio and the Company shall not be required to give any effect thereto.
ARTICLE V
MISCELLANEOUS
5.1   Expenses.   Each of the parties will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated pursuant to this Agreement except as set forth in Section 4.2(c), provided that if the Closing is consummated, the Company shall bear up to $150,000 of the costs and expenses incurred by the Purchaser or on its behalf in connection with the transactions contemplated pursuant to this Agreement.
5.2   Amendment; Waiver.   No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No waiver of any party will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
5.3   Counterparts; Electronic Transmission.   For the convenience of the parties, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or other means of electronic transmission and such facsimiles or other means of electronic transmission will be deemed as sufficient as if actual signature pages had been delivered.
5.4   Governing Law.   This Agreement will be governed by and construed in accordance with the Laws of the State of Delaware (excluding those choice-of-law principles of such State that would permit the application of the Laws of a jurisdiction other than such State), without regard to any conflicts of laws principles that would result in the application of the Laws of another jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction state and federal courts located in New Castle County, State of Delaware for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby; provided, however, that any judgment in any such suit, action or proceeding may be enforced in any court with jurisdiction over the subject matter. The parties hereby irrevocably and unconditionally waive, to the fullest extent permitted by applicable Law, any objection that they may now or hereafter have to the laying of venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party in accordance with the procedures provided in Section 5.6 shall be deemed effective service of process on such party.
5.5   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
5.6   Notices.   Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by facsimile or electronic communication, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other address as may be designated in writing by the party to receive such notice.
(a)   If to Purchaser:
c/o Ampersand Capital Partners
55 William St., Ste. 240
Wellesley, MA 02481
United States
Attn: Herbert H. Hooper, Managing Partner and Dana Niles, Chief Operating Officer
E-mail: HHH@ampersandcapital.com;
E-mail: DNL@ampersandcapital.com
with a copy to (which copy alone shall not constitute notice):
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attn: James Barrett and Ettore Santucci
E-mail: JBarrett@goodwinlaw.com;
E-mail: ESantucci@goodwinlaw.com
If to the Company:
Nikhil Lalwani
President & CEO
ANI Pharmaceuticals, Inc.
210 Main Street West
Baudette, MN 56623
E-mail: Nikhil.lalwani@anipharmaceuticals.com
with a copy to (which copy alone shall not constitute notice):
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, NY 10004
Attn: Kenneth A. Lefkowitz
E-mail: ken.lefkowitz@hugheshubbard.com
Additionally, so long as the Purchaser owns any shares of Series A Preferred Stock issued pursuant to this Agreement, the Company shall provide to the Purchaser and the Purchaser shall provide to the Company, as applicable, in the manner set forth in this Section 5.6 a copy of any notice, request, instruction or other document given under the Series A Certificate to the Purchaser or the Company, respectively.
5.7   Entire Agreement.   This Agreement (including the Schedules hereto and the documents and instruments referred to in this Agreement) and the Confidentiality Agreement, constitute the entire agreement among the parties, and this Agreement supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and transactions contemplated hereby, other than the Confidentiality Agreement.

5.8   Assignment.   Neither this Agreement, nor any of the rights, interests or obligations hereunder may be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, however, that, subject to Section 4.6, the Purchaser may (i) assign this Agreement and its rights, interests and obligations hereunder to an Affiliate and (ii) assign its rights under Schedule C of this Agreement to any permitted transferee, in the case of each of clause (i) and (ii) as long as (x) the assignee shall agree in writing with the Company to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned, and Schedule C, as applicable, and (y) no assignment will relieve the Purchaser of its obligations hereunder. Any assignment not expressly permitted by this Agreement shall be void ab initio.
5.9   Interpretation; Other Definitions.   Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:
(a)   the word “or” is not exclusive;
(b)   the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;
(c)   the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;
(d)   the term “Business Day” shall mean a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York, generally are authorized or obligated by Law to close.
(e)   the term “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.
(f)   “Affiliate” shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with, such person; provided, however, that the Company, any Company Subsidiary, or any of the Company’s other controlled Affiliates, in each case, will not be deemed to be Affiliates of the Purchaser or any of the Purchaser’s Affiliates for purposes of this Agreement; and provided, further, that any portfolio companies of the Purchaser whose Actions, as defined below, neither the Purchaser nor any of its Affiliates has the power to prevent shall not be deemed to be Affiliates of the Purchaser or any of the Purchaser’s Affiliates for purposes of this Agreement. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, “Actions” means any action that if undertaken directly by the Purchaser would be restricted under this Agreement.
(g)   “Alternative Financing” shall have the meaning set forth in the Merger Agreement.
(h)   “Cash Merger Consideration” shall have the meaning set forth in the Merger Agreement.
(i)   “Change of Control” shall have the meaning set forth in the Series A Certificate.
(j)   “Class C Special Stock” means the class C special stock of the Company, par value $0.0001 per share.
(k)   “Company Material Adverse Effect” shall mean any circumstance, state of facts or matters, change, event, occurrence, action or omission that has or is reasonably likely to have or result in a material adverse effect on (a) the business, results of operation, operations, financial condition or

EBITDA (as determined in accordance with GAAP) of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform their respective obligations under this Agreement or any of the other Transaction Documents to which it is a party; provided, however, that, in the case of subclause (a) above, a “Company Material Adverse Effect” shall not be deemed to mean or include any such circumstance, state of facts or matters, change, event, occurrence, action or omission to the extent arising as a result of: (i) general changes or developments in the industries in which the Company and its Subsidiaries operate; (ii) changes after the date of this Agreement in Laws of general applicability or interpretations thereof by courts or other Government Entities; (iii) any change to the United States economy in general or global economic condition; (iv) any natural disaster, epidemic or pandemic (including COVID-19), acts of nature or change in climate; (v) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, except, in the case of each of clauses (i) through (v), to the extent those circumstances, states of facts or matters, changes, events, occurrences, actions or omissions disproportionately impact (relative to similarly situated businesses) the business, results of operation, operations, financial condition or EBITDA (as determined in accordance with GAAP) of the Company and its Subsidiaries taken as a whole.
(l)   “Company SEC Documents” means, collectively, all reports, schedules, forms, definitive proxy statements, registration statements, prospectuses, schedules and other documents filed or furnished by the Company with the SEC under the Securities Act or the Exchange Act on or prior to the date hereof.
(m)   “Contract” means any agreement, contract, commitment, instrument or other legally binding undertaking or arrangement, whether written or oral.
(n)   “Conversion Price” shall have the meaning set forth in the Series A Certificate.
(o)   “Debt Financing” shall have the meaning set forth in the Merger Agreement.
(p)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(q)   “FATCA” shall mean Section 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, and applicable intergovernmental agreements and related legislation or official administrative rules or practices with respect thereto.
(r)   “Final Cash Merger Consideration” shall have the meaning set forth in the Merger Agreement.
(s)   “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.
(t)   “Governmental Entity” shall mean any court, administrative or regulatory agency or commission or other governmental or arbitral body or authority or instrumentality, including any state-controlled or -owned corporation or enterprise, in each case whether federal, state, local or foreign, and any applicable industry self-regulatory organization.
(u)   “Knowledge of the Purchaser” shall mean the actual knowledge, after reasonable inquiry, of one or more of Herbert H. Hooper and David J. Parker.
(v)   “Law” shall mean any law, statute, constitution, principle of common law, ordinance, regulation and Order of any Governmental Entity.
(w)   “Lien” shall mean any lien (including liens relating to Taxes), charge, claim, pledge, security interest, conditional sale agreement or other title retention agreement, lease, mortgage, security agreement, right of first refusal, option, restriction, tenancy, license, covenant, right-of-way, easement or other encumbrance (including the filing of, or agreement to give, any financing statement under the UCC or any other Law of any jurisdiction).
(x)   “Merger” shall have the meaning set forth in the Merger Agreement.

(y)   “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of March 8, 2021, by and among the Company, Merger Sub, the Target, the Principal Members (as set forth in the Merger Agreement), the Key Persons (as set forth in the Merger Agreement) and the Equityholders’ Representative (as set forth in the Merger Agreement), as amended from time to time (subject to the parenthetical in Section 1.3(b)(iii)).
(z)   “Merger Closing” shall mean the “Closing” as defined in the Merger Agreement.
(aa)   “Merger Sub” shall mean Nile Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company.
(bb)   “Order” shall mean any judgment, order, writ, injunction, ruling, stipulation, determination, award or decree of or by, or any settlement under the jurisdiction of, any Governmental Entity.
(cc)   “Permit” shall mean any approval, permit, certification, authorization, license, registration, certificate or other similar authorization from any Governmental Entity.
(dd)   “Representatives” of any person mean such person’s officers, directors or employees, or, acting on behalf of such person, such person’s agents, counsel, accountants, financial advisors, consultants or other representatives.
(ee)   “Restricted Modification” shall mean, without the prior written consent of the Purchaser, the Company, prior to the Closing, making any amendment, supplement, waiver or other modification to the Merger Agreement that would, taking into account any other amendments, supplements, waivers, or other modifications, in the aggregate, be materially adverse to the Company. Without limiting the foregoing, any of the following actions shall constitute a Restricted Modification: (a) materially increasing the Cash Merger Consideration or Final Cash Merger Consideration, or (b) modifying the conditions to the Merger Closing set forth in Article VII of the Merger Agreement in a manner that is materially adverse to the Company.
(ff)   “SEC” shall mean the U.S. Securities and Exchange Commission
(gg)   “Securities Act” means the Securities Act of 1933, as amended.
(hh)   “Significant Event” means (i) the entry into a definitive agreement providing for, directly or indirectly, (x) any acquisition or purchase by any person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than by the Purchaser or any of its Affiliates, of securities representing or convertible into fifty percent (50%) or more of the then outstanding voting securities of the Company Parent or any of its Subsidiaries, (y) any merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries pursuant to which the stockholders of the Company immediately preceding such transaction will hold less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity of such transaction; or (z) any sale, lease, exchange, transfer, license or disposition of all or a majority of the consolidated assets of the Company and its Subsidiaries (any of the transactions described in the foregoing clauses (x), (y) or (z), an “Acquisition Transaction”) or (ii) the commencement or other public announcement by a person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Purchaser or any of its Affiliates, of a tender offer or exchange offer which, if consummated, would constitute an Acquisition Transaction.
(ii)   “Subsidiary” means, with respect to any person, any company, corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such person, is directly or indirectly owned by such person and/or one or more subsidiaries thereof.
(jj)   “Target” shall mean Novitium Pharma LLC, a Delaware limited liability Company.
(kk)   “Taxes” shall mean all United States federal, state, local or foreign taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real and personal property, profits, estimated, severance, occupation, production, capital gains, capital stock, goods and services, environmental, employment, withholding, stamp, value added, alternative or add-on minimum, sales, transfer, use, license, payroll and franchise taxes or any other tax of any kind whatsoever, and such term shall include any interest, penalties, fines, or additions to tax attributable to such taxes, charges, fees, levies or other assessments, and any liability for Taxes (as heretofore defined) payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulations Section 1.1502-6(a) (or any predecessor or successor thereof and any analogous or similar provision under Law).
(ll)   “Transaction Documents” shall mean this Agreement and the Series A Certificate.
(mm)   “Transfer” shall mean, with respect to any security, to (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, such security or any securities convertible into or exercisable or exchangeable for such security; or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such security, whether any such transaction described in subclause (a) above or this subclause (b) is to be settled by delivery of such security or other securities, in cash or otherwise. A “Transfer” of securities shall include any Transfer of any equity interest in a holder of such security.
(nn)   “Treasury Regulations” shall mean the regulations promulgated under the Code, as such regulations may be amended from time to time.
5.10   Captions.   The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.
5.11   Severability.   If any provision of this Agreement or the application thereof to any person (including the officers and directors of the parties) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
5.12   No Third Party Beneficiaries.   Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties (and their permitted assigns), any benefit, right or remedy.
5.13   Public Announcements.   The Purchaser shall not (and shall not permit any of its Affiliates or Representatives to) issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Company, except (1) any press releases or public statements containing information that is substantially the same as the information contained in press releases or public statements issued by the Company pursuant to the following sentence and (2) as required by applicable Law. The parties acknowledge that the Company will file a current report on Form 8-K under the Exchange Act and otherwise issue press releases or make other public statements with respect to this Agreement or the transactions contemplated hereby on a conference call with analysts and other investors or as otherwise required by applicable Law, court process or by obligations pursuant to any listing agreement with NASDAQ, as applicable, but shall, where practicable, use reasonable efforts to consult with the Purchaser regarding the timing, scope and content of any such press release or public statement.
5.14   Specific Performance.   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not fully performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in the event of any breach or threatened breach of any covenant or agreement set forth in this Agreement, without the necessity of posting bond or other undertaking, the parties shall be entitled to seek specific performance of the terms hereof or an injunction or injunctions restraining any such breach or threatened breach, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at law.
5.15   Termination.   Prior to the Closing, this Agreement may only be terminated:
(a)   by mutual written agreement of the Company and the Purchaser; or
(b)   by the Company or the Purchaser, upon written notice to the other party, if the Merger Agreement is terminated in accordance with its terms at any time prior to the Closing;
(c)   by written notice given by the Company to the Purchaser in accordance with the terms and conditions of this Agreement, if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by the Purchaser in this Agreement such that the conditions in Section 1.3(c)(i) or (ii) would not be satisfied and, if curable, which have not been cured by the Purchaser thirty (30) days after receipt by the Purchaser of written notice from the Company requesting such inaccuracies or breaches to be cured.
5.16   Effects of Termination.   In the event of any termination of this Agreement in accordance with Section 5.15, neither party (nor any of its Affiliates) shall have any liability or obligation to the other (or any of its Affiliates) under or in respect of this Agreement, except to the extent of (a) any liability arising from any breach by such party of its obligations pursuant to this Agreement arising prior to such termination, and (b) any actual and intentional fraud, or intentional or willful breach of this Agreement. In the event of any such termination, this Agreement shall become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the parties, in each case, except (x) as set forth in the preceding sentence and (y) that the provisions of Sections 3.4 (Confidentiality), 5.2 to 5.14 (Amendment, Waiver; Counterparts, Electronic Transmission; Governing Law; Waiver of Jury Trial; Notices; Entire Agreement, Assignment; Interpretation; Other Definitions; Captions; Severability; No Third Party Beneficiaries; Public Announcements; and Specific Performance) and Section 5.17 (Non-Recourse) shall survive the termination of this Agreement.
5.17   Non-Recourse.   This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties, including entities that become parties after the date hereof, including permitted assignees and successors, or that agree in writing for the benefit of the Company to be bound by the terms of this Agreement applicable to the Purchaser, and no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any party or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.
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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first herein above written.
Ampersand 2020 Limited Partnership
By:
AMP-20 Management Company Limited Partnership, its General Partner

By:
AMP-20 MC LLC, its General Partner

By:
/s/ Herbert H. Hooper

Herbert H. Hooper, Managing Member
ANI PHARMACEUTICALS, INC.
By:
/s/ Nikhil Lalwani

Nikhil Lalwani
President & CEO

SCHEDULE A
Form of Merger Agreement

SCHEDULE B
Form of Series A Certificate

EXECUTION COPY
SCHEDULE B
Form of Series A Certificate
ANI PHARMACEUTICALS, INC.
CERTIFICATE OF DESIGNATION
OF PREFERENCES, RIGHTS AND LIMITATIONS
OF
SERIES A CONVERTIBLE PREFERRED STOCK
PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW
The undersigned, [•], does hereby certify that:
1.   I am the [•] of ANI Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”).
2.   The Corporation is authorized to issue 1,666,667 shares of preferred stock, par value $0.0001 per share, none of which has been issued prior to the date hereof.
3.   The following resolutions were duly adopted by the Board of Directors of the Corporation (the “Board of Directors”):
WHEREAS, the certificate of incorporation of the Corporation (the “Charter”) provides for a class of its authorized stock known as Preferred Stock, consisting of 1,666,667 shares, par value $0.0001 per share, issuable from time to time in one or more series;
WHEREAS, the Board of Directors is expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix, without further stockholder approval, the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, and the number of shares of such series; and
WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the powers, preferences, rights, qualifications, limitations, restrictions and other matters relating to a series of shares of preferred stock, which shall initially consist of 25,000 shares of preferred stock that the Corporation has the authority to issue as Series A Convertible Preferred Stock, as follows:
NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:
ARTICLE I
DESIGNATION AND FORM
The shares of such series shall be designated “Series A Convertible Preferred Stock” and the number of shares constituting such series shall initially be 25,000 (the “Series A Preferred Stock”). Series A Preferred Stock will be evidenced in book-entry form and shall not be certificated.
ARTICLE II
CURRENCY
All shares of Series A Preferred Stock shall be denominated in United States dollars, and all payments and distributions thereon or with respect thereto shall be made in United States dollars. All references herein to “$” or “dollars” refer to United States dollars.

ARTICLE III
RANKING
The Series A Preferred Stock shall, with respect to dividend rights and rights upon a Liquidation Event, rank:
A.   senior to each other class or series of Capital Stock of the Corporation now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with, or senior to, the shares of Series A Preferred Stock with respect to dividend rights or rights upon a Liquidation Event, including the shares of common stock of the Corporation, par value $0.0001 per share (the “Common Stock”) (all such Capital Stock, including the Common Stock, collectively, the “Junior Stock”);
B.   on a parity basis with each other class or series of Capital Stock of the Corporation now existing or hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks on a parity basis with the shares of Series A Preferred Stock with respect to dividend rights or rights upon a Liquidation Event (all such Capital Stock collectively, the “Parity Stock”); and
C.   junior to each other class or series of Capital Stock of the Corporation now existing or hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks senior to the shares of Series A Preferred Stock with respect to dividend rights or rights upon a Liquidation Event (all such Capital Stock collectively, the “Senior Stock”).
The Series A Preferred Stock shall, with respect to dividend rights and rights upon a Liquidation Event, rank junior to any and all existing or future claims in respect of Indebtedness of the Corporation or any of its Subsidiaries.
ARTICLE IV
DIVIDENDS
A.   Each share of Series A Preferred Stock shall be entitled to receive, when, as and if authorized and declared by the Board of Directors, out of any funds legally available therefor, cumulative dividends in an amount equal to (i) 6.50% per annum of the Stated Value of such share as of the Record Date for such dividend (such rate per annum, as may be adjusted pursuant to the terms and conditions hereof, including Section (H) of this Article IV, the “Dividend Rate”; each such dividend on the Series A Preferred Stock, a “Regular Dividend” and, collectively, the “Regular Dividends”), and (ii) on an as-converted basis, any dividend or other distribution, whether paid in cash, in-kind or in other property (including, for the avoidance of doubt, any securities), authorized and declared by the Board of Directors on the issued and outstanding shares of Common Stock in an amount determined by assuming that the number of shares of Common Stock into which such share of such Series A Preferred Stock could be converted pursuant to Section (C) of Article VII on the applicable Record Date for such dividend or distribution on the Common Stock were issued to, and held by, the Holder of such share of Series A Preferred Stock on such Record Date (each such dividend on the Series A Preferred Stock pursuant to this clause (ii), a “Participating Dividend” and, collectively, the “Participating Dividends” and, together with the Regular Dividends, the “Dividends”). For purposes of this Certificate of Designation, the term “Stated Value” shall mean $1,000.00 per share of Series A Preferred Stock, as adjusted pursuant to Sections (C) and (D) of this Article IV, as applicable.
B.   Regular Dividends shall be payable quarterly in arrears, if, as and when authorized and declared by the Board of Directors, or any duly authorized committee thereof, to the extent not prohibited by law, on March 31, June 30, September 30 and December 31 of each year (unless any such day is not a Business Day, in which event such Regular Dividends shall be payable on the next succeeding Business Day, without accrual of interest thereon to the actual payment date), commencing on [•], 20211 (each such payment date, a “Regular Dividend Payment Date,” and the period from, and including, the Issue Date to, and

1 NTD:
First Regular Dividend Payment Date following the Issue Date.

including, the first Regular Dividend Payment Date and each such quarterly period thereafter from, but excluding, the immediately preceding Regular Dividend Payment Date to, and including, the next occurring Regular Dividend Payment Date, a “Regular Dividend Period”). The amount of Regular Dividends payable in respect of each share of Series A Preferred Stock for any period shall be computed on the basis of a 360-day year consisting of twelve thirty-day months. Regular Dividends shall begin to accrue from the Issue Date whether or not declared and whether or not the Corporation has assets legally available to make payment thereof, at a rate equal to the applicable Dividend Rate and, if not declared and paid, shall be cumulative, regardless of whether or not in any Regular Dividend Period there are funds of the Corporation legally available for the payment of such Regular Dividend. In the event that the Board of Directors has authorized the payment of any Regular Dividend, the Corporation may, in its sole discretion and notwithstanding anything to the contrary in this Certificate of Designation, settle such Regular Dividend in cash out of funds legally available therefor, in-kind pursuant to the terms and conditions of Section (C) of this Article IV, or a combination of cash and in-kind settlement pursuant to the terms and conditions of Section (D) of this Article IV, and the Corporation shall set aside sufficient funds for the portion of any Regular Dividend to be paid in whole or in part in cash before the Board of Directors or any other authorized Person may declare, set apart funds for or pay any dividend on the Junior Stock. Participating Dividends shall be payable as and when paid to the holders of shares of Common Stock (each such date, a “Participating Dividend Payment Date” and, together with a Regular Dividend Payment Date, a “Dividend Payment Date”). Participating Dividends are payable on a cumulative basis once declared, regardless of whether or not there are then funds of the Corporation available for the payment of such Participating Dividend pursuant to law.
C.   With respect to each share of Series A Preferred Stock, any Regular Dividend or portion thereof in respect of such share of Series A Preferred Stock that has accrued during any applicable Regular Dividend Period but is not paid (in whole or in part) in cash on the applicable Regular Dividend Payment Date (the amount of any accrued and unpaid Regular Dividend with respect to any share of Series A Preferred Stock for any Regular Dividend Period, regardless of whether such Regular Dividend is paid in cash or kind, the “Accrued Dividend Amount” with respect to such share of Series A Preferred Stock for such Regular Dividend Period) shall, regardless of whether or not such Regular Dividend is authorized and declared by the Board of Directors, or whether the Corporation has assets legally available to make payment thereof, be added to the Stated Value of such share of Series A Preferred Stock immediately following the Close of Business on such Regular Dividend Payment Date. Any such addition of the Accrued Dividend Amount in respect of a share of Series A Preferred Stock to the Stated Value of such share of Series A Preferred Stock pursuant to this Section (C) of Article IV is referred to herein as a “PIK Dividend.” The Accrued Dividend Amount in respect of any Regular Dividend Period that is not paid (in whole or in part) in cash shall, without duplication of any prior PIK Dividends (if any) only be added to the Stated Value of such share of Series A Preferred Stock once. Regular Dividends with respect to each share of Series A Preferred Stock shall continue, from and after the date of each PIK Dividend, if any, to accrue, (i) in the case of Regular Dividends in an amount per annum equal to the Dividend Rate (as such amount per annum may be adjusted pursuant to the terms and conditions hereof) of the Stated Value of such share of Series A Preferred Stock as of the relevant Record Date and (ii) in the case of Participating Dividends on an as-converted basis, in each case after giving effect to all prior PIK Dividends pursuant to the immediately preceding sentence. Notwithstanding anything to the contrary in this Certificate of Designation, the Corporation will not be permitted to make any PIK Dividend election to the extent such election would violate the listing standards of the Principal Stock Exchange; provided, however, that nothing herein will affect the compounding of any Regular Dividend that the Corporation does not pay in cash (which compounding will apply even if the Corporation is otherwise prohibited from electing to make any PIK Dividend pursuant to this sentence).
D.   In the event that the Board of Directors has authorized and declared the payment of a Regular Dividend and the settlement of such Regular Dividend payment in part by payment of cash to each Holder of shares of Series A Preferred Stock and in part pursuant to a PIK Dividend (any such Regular Dividend, a “Cash and PIK Dividend”), the Corporation shall, on the applicable Regular Dividend Payment Date and in respect of each share of Series A Preferred Stock, (i) pay to the Holder thereof an amount of cash equal to the Cash and PIK Dividend Cash Settlement Amount in respect of such share of Series A Preferred Stock, and (ii) add to the Stated Value of such share of Series A Preferred Stock an amount equal to (A) the Accrued Dividend Amount with respect to such share of Series A Preferred Stock for the Regular Dividend

Period ending on, and including, such Regular Dividend Payment Date, minus (B) the Cash and PIK Dividend Cash Settlement Amount in respect of such share of Series A Preferred Stock. If the Board of Directors declares a Cash and PIK Dividend, and any portion of the cash payment of such Cash and PIK Dividend per share of Series A Preferred Stock is not paid pursuant to the terms of this Article IV, then such portion shall be added to the Stated Value of such share of Series A Preferred Stock in accordance with the terms of this Section (D) of Article IV.
E.   In the event that the Board of Directors has authorized and declared the payment of a Participating Dividend, such Participating Dividend shall be paid in a manner consistent with the payments of dividends on the shares of Common Stock. The Corporation will not declare any dividend or distribution on the Common Stock unless, concurrently therewith, (i) the Corporation declares a corresponding Participating Dividend in accordance with Section (A) of this Article IV, (ii) the Conversion Price is adjusted in connection with such dividend or distribution pursuant to Section (A) of Article IX or (iii) such dividend or distribution is consistent with any of clauses (1) through (5) of Section (H) of this Article IV.
F.   Except as otherwise provided herein, if at any time the Corporation pays, in cash, less than the total amount of Dividends then accrued, but unpaid, with respect to the shares of Series A Preferred Stock, such cash payment shall be distributed pro rata among the Holders thereof based upon the Stated Value of all shares of Series A Preferred Stock held by each such Holder as of the Record Date for such payment. When Dividends are not paid in full upon the Series A Preferred Stock, all dividends declared on Series A Preferred Stock and any other class or series of Parity Stock shall be paid pro rata so that the amount of dividends so declared on the shares of Series A Preferred Stock and each such other class or series of Parity Stock shall in all cases bear to each other the same ratio as accrued, but unpaid, Dividends (for the full amount of dividends that would be payable for the most recently completed Regular Dividend Period if dividends were declared in full on non-cumulative Parity Stock) on the Series A Preferred Stock and such other class or series of Parity Stock bear to each other.
G.   Within one Business Day of the Record Date for any Regular Dividend, the Corporation will send written notice to each Holder of shares of Series A Preferred Stock stating (i) whether such Regular Dividend will be paid in cash, by increasing the Stated Value of each share of Series A Preferred Stock pursuant to Section (C) of this Article IV, or pursuant to a Cash and PIK Dividend pursuant to Section (D) of this Article IV, and (ii) if such Regular Dividend will be paid, at least in part, by increasing the Stated Value of a share of Series A Preferred Stock pursuant to Section (C) of this Article IV or pursuant to a Cash and PIK Dividend pursuant to Section (D) of this Article IV, the Stated Value of each share of Series A Preferred Stock immediately before and immediately after the applicable increase. If the Corporation fails to send such written notice at or before the Close of Business on the Business Day immediately following the Record Date for any Regular Dividend, then the Corporation will be deemed to have irrevocably elected to pay such Regular Dividend solely by increasing the Stated Value of each share of Series A Preferred Stock pursuant to Section (C) of this Article IV.
H.   Subject to the terms and conditions of Articles VII and VIII, for so long as any share of Series A Preferred Stock remains issued and outstanding, from and after the time, if any, that the Corporation shall have failed to pay or distribute, as applicable, any unpaid Participating Dividend in accordance with the terms and conditions of this Article IV, no dividend shall be declared, paid or set apart for payment, and no other distribution declared or made, upon any Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (nor shall any moneys be paid to or made available for a sinking fund for the redemption or other purchase of any such Junior Stock) by the Corporation, directly or indirectly, unless (x) the Corporation declares a corresponding Participating Dividend in accordance with Section (A) of this Article IV with such dividend or distribution or (y) the Conversion Price is adjusted in connection with such dividend, distribution, redemption, purchase or other acquisition pursuant to Section (A) of Article IX, until the amount of all unpaid Participating Dividends, if any, with respect to each share of Series A Preferred Stock shall have been paid in full, in each case without the prior written consent of the Majority Holders; provided, however, that the foregoing limitation shall not apply to:
1.   purchases, redemptions or other acquisitions of shares of Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors, managers or consultants of or to the Corporation or any of its Subsidiaries;

2.   an exchange, redemption, reclassification or conversion of any class or series of Junior Stock solely for any other class or series of Junior Stock (and cash payments in lieu of issuing fractional shares of such Junior Stock);
3.   any dividend in the form of shares, warrants, options or other rights where the dividended shares or the shares issuable upon exercise of such warrants, options or other rights are the same shares as those on which the dividend is being paid or ranks equal or junior to such shares, provided that appropriate adjustments, if any, are made to the then-applicable Conversion Price pursuant to Section (A) of Article IX prior to the issuance of such shares, warrants, options or other rights;
4.   any distribution, to holders of Junior Stock, of Junior Stock or rights to purchase Junior Stock, provided that appropriate adjustments, if any, are made to the then-applicable Conversion Price pursuant to Section (A) of Article IX prior to such distribution; or
5.   any dividend in connection with the implementation of a bona fide stockholder rights or similar plan, or a redemption or repurchase of any Junior Stock pursuant to any such stockholder rights or similar plan.
ARTICLE V
LIQUIDATION, DISSOLUTION OR WINDING UP
A.   Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (each, a “Liquidation Event”), after satisfaction of all liabilities and obligations to creditors of the Corporation, subject to the rights of any class or series of Senior Stock and before any distribution or payment shall be made to any holder of any Junior Stock, and subject to Section (C) of this Article V, each Holder shall be entitled to receive, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) legally available therefor, an amount per share of Series A Preferred Stock equal to the greater of:
1.   the sum of (a) the Stated Value with respect to such share, plus (b) any unpaid Participating Dividend as of the date of the liquidating payment, plus (c) without duplication of any accrued and unpaid Regular Dividends previously added to the Stated Value of such share of Series A Preferred Stock, all accrued and unpaid Regular Dividends with respect to such share through, but excluding, the date of the liquidating payment; and
2.   the amount that such Holder would have received had such Holder, as of the commencement of such Liquidation Event, converted each share of Series A Preferred Stock held by such Holder into Conversion Shares pursuant to Section (C) of Article VII using the then-applicable Conversion Price (the greater of the applicable amounts referred to in Sections (A)(1) and (A)(2) of this Article V, the “Liquidation Preference”).
B.   No Holder shall (i) be entitled to any payment in respect of its shares of Series A Preferred Stock in the event of any Liquidation Event other than payment of the Liquidation Preference expressly provided for in Section (A) of this Article V, or (ii) have any further right or claim to any of the Corporation’s remaining assets, including any right or claim to participate in the receipt of any payment on Junior Stock in connection therewith (except as provided in Section (A)(2) of this Article V).
C.   If, in connection with any liquidating distribution pursuant to Section (A) of this Article V, the assets of the Corporation or proceeds thereof are not sufficient to pay in full the applicable Liquidation Preference payable on the shares of Series A Preferred Stock and the corresponding liquidating distributions payable on the shares of Parity Stock, if any, then such assets, or the proceeds thereof, shall be paid pro rata in accordance with the full respective aggregate liquidating distributions that would be payable on all such shares if all amounts payable thereon were paid in full.
D.   For purposes of this Article V, the (i) merger, consolidation, exchange, amalgamation or combination of the Corporation with or into any other entity, (ii) merger, consolidation, exchange, amalgamation or combination of any other entity with or into the Corporation, or (iii) sale, conveyance, lease or other disposition of all or substantially all of the assets of the Corporation, in each case, shall not constitute a Liquidation Event.
ARTICLE VI
VOTING RIGHTS
A.   Except as otherwise required by law, (i) each Holder shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which all shares of Series A Preferred Stock held of record by such Holder could then be converted pursuant to Section (C) of Article VII as of the Record Date for the determination of stockholders entitled to vote or consent on the applicable matter(s) or, if no such Record Date is established, at the date such vote or consent is taken or any written consent of such stockholders is first executed, (ii) except as otherwise provided in this Article VI and subject to the requirements of applicable law, the Holders shall be entitled to vote as a single class together with the holders of shares of Common Stock (and, to the extent applicable, with the holders of any other class or series of Capital Stock of the Corporation) on all matters submitted for a vote of or consent by holders of shares of Common Stock, and (iii) each Holder shall be entitled to notice of all meetings of the holders of shares of Common Stock (or of any proposed action by written consent of such holders) in accordance with the Bylaws as if the Holders were holders of shares of Common Stock.
B.   For so long as any share of Series A Preferred Stock remains issued and outstanding, the Corporation shall not, without first obtaining the written consent of the Majority Holders or the affirmative vote of the Majority Holders at a meeting of all Holders called for that purpose issue any additional shares of Series A Preferred Stock. For so long as any share of Series A Preferred Stock remains issued and outstanding, the Holders shall be entitled to vote as a separate class from the holders of shares of Common Stock (and, to the extent applicable, as a separate class from the holders of any other class or series of Capital Stock of the Corporation) on any amendment to this Certificate of Designation that amends and relates solely to the terms of the Series A Preferred Stock, and holders of shares of Common Stock or any other class or series of Capital Stock of the Corporation shall not be entitled to vote thereon. Upon the first date that all shares of Series A Preferred Stock cease to be issued and outstanding, the provisions set forth in the foregoing sentence of this Sections (B) of this Article VI shall (unless terminated earlier in accordance with the terms and conditions of any such provision) automatically terminate and be of no further force or effect without the requirement of any additional action by any of the Holders or the Corporation.
C.   For so long as any share of Series A Preferred Stock remains issued and outstanding, any action required or permitted to be taken by the Holders of shares of Series A Preferred Stock may be effected without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Majority Holders and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of holders of any other class or series of Capital Stock of the Corporation are recorded.
ARTICLE VII
CONVERSION
A.   Mandatory Conversion Right of the Corporation.   Subject to the terms and conditions of this Article VII (including the conversion procedures set forth in Section (D) of this Article VII), at any time after the second anniversary of the Issue Date, if the 20/30-Day VWAP, measured as of the date that the Corporation’s Notice of Mandatory Conversion is sent pursuant to Section (B) of this Article VII, exceeds 170% of the Conversion Price, the Corporation shall have the right (but not the obligation) to convert (a “Mandatory Conversion”) all (and not less than all) of the then-issued-and-outstanding shares of Series A Preferred Stock into shares of Common Stock (the date selected by the Corporation for any Mandatory Conversion pursuant to this Section (A) of Article VII, the “Mandatory Conversion Date” and the foregoing right of the Corporation, the “Mandatory Conversion Right”). In the case of a Mandatory Conversion, each Holder shall be entitled to receive, in respect of all of such Holder’s shares of Series A Preferred Stock (the number of such shares, a Holder’s “Mandatory Converting Amount”), (i) a number of whole shares of Common Stock equal to the product of (A) such Holder’s Mandatory Converting Amount, multiplied by (B) the quotient of (1) the sum of (x) the Stated Value of one share of Series A Preferred Stock as of the Mandatory Conversion Date, plus (y) the aggregate amount of unpaid Participating Dividends, if any, with respect to one share of Series A Preferred Stock, as of the Mandatory Conversion Date, plus (z) without duplication of all accrued and unpaid Regular Dividends previously added to the Stated Value of such share of Series A Preferred Stock, all accrued and unpaid Regular Dividends per share of Series A Preferred Stock through, but excluding, the Mandatory Conversion Date, divided by (2) the Conversion Price as of the Mandatory Conversion Date, and (ii) cash in lieu of any fractional share of Common Stock otherwise due (but for the requirement to deliver only whole shares) under clause (i), determined in accordance with Section (H) of Article IX; provided, however, that, if the Mandatory Conversion Date occurs on or after the Record Date for a Dividend and on or before the immediately following Dividend Payment Date and Dividends have been declared for such Dividend Payment Date, then (aa) on such Dividend Payment Date, such Dividend will be paid to the Holder of each share of Series A Preferred Stock as of the Close of Business on the applicable Record Date for such Dividend, notwithstanding the Corporation’s exercise of its Mandatory Conversion Right, and (bb) the amount of such Dividend, if a Regular Dividend, will not be included in the Stated Value referred to in clause (i)(B)(1)(x) above or added pursuant to clause (i)(B)(1)(z) above; provided, further, that the Corporation will in no event fix a Mandatory Conversion Date that is on or after the Record Date for a Dividend and on or before the immediately following Dividend Payment Date unless the Board of Directors shall have authorized and declared such Dividend and the Corporation shall have set aside the full amount of such Dividend due on such Dividend Payment Date.
B.   Mandatory Conversion Process.   If the Corporation elects to effect a Mandatory Conversion, the Corporation shall provide written notice of the Mandatory Conversion to each Holder of shares of Series A Preferred Stock (such notice, a “Notice of Mandatory Conversion”). The Mandatory Conversion Date selected by the Corporation shall be at least five (5) Business Days and not more than fifteen (15) Business Days after the date on which the Corporation provides the Notice of Mandatory Conversion to each such Holder pursuant to this Section (B) of Article VII. The Notice of Mandatory Conversion shall state, as appropriate: (i) the Mandatory Conversion Date selected by the Corporation; (ii) the Conversion Price as in effect on the date of the Notice of Mandatory Conversion; (iii) the number of shares of Common Stock to be issued (and the amount of cash to be paid in lieu of any fractional share) to such Holder upon conversion of the shares of Series A Preferred Stock held by such Holder, calculated in accordance with the Conversion Price referred to in the immediately preceding clause (ii); and (iv) to the extent applicable pursuant to the first proviso in Section (A) of this Article VII, the amount of Dividends to be paid to such Holder on the next Dividend Payment Date. Notwithstanding anything to the contrary in this Article VII, the Corporation may not issue a Notice of Mandatory Conversion or effect a Mandatory Conversion or settle any such conversion unless the Liquidity Conditions are satisfied, as of the date such notice is sent, as of the related Mandatory Conversion Date and as of the date the Mandatory Conversion is settled, with respect to the shares of Common Stock to be issued in connection therewith.
C.   Optional Conversion Right of the Holders.   Subject to the terms and conditions of this Article VII (including the conversion procedures set forth in Section (D) of this Article VII), at any time after the Issue Date, each Holder of shares of Series A Preferred Stock shall have the right, at such Holder’s option, to convert any or all of such Holder’s shares of Series A Preferred Stock (a Holder’s “Optional Conversion Right”), and the total number of shares of Series A Preferred Stock subject to a Holder’s exercise of its Optional Conversion Right (such number, a Holder’s “Optional Converting Amount”) shall be converted into (i) a number of whole shares of Common Stock equal to the product of (A) such Holder’s Optional Converting Amount, multiplied by (B) the quotient of (1) the sum of (x) the Stated Value of one share of Series A Preferred Stock as of the related Optional Conversion Date, plus (y) the aggregate amount of unpaid Participating Dividends, if any, with respect to one share of Series A Preferred Stock, as of such Optional Conversion Date, plus (z) without duplication of any accrued and unpaid Regular Dividends previously added to the Stated Value of such share of Series A Preferred Stock, all accrued and unpaid Regular Dividends per share of Series A Preferred Stock through, but excluding, such Optional Conversion Date, divided by (2) the Conversion Price as of such Optional Conversion Date, and (ii) cash in lieu of any fractional share otherwise due (but for the requirement to deliver only whole shares) under clause (i), determined in accordance with Section (H) of Article IX; provided, however, that, if the applicable Optional Conversion Date for the conversion of any share of Series A Preferred Stock occurs on or after the Record Date for a Dividend and on or before the immediately following Dividend Payment Date and Dividends have been declared for such Dividend Payment Date, then (x) on such Dividend Payment Date, such Dividend will be paid to the applicable Holder of each share of Series A Preferred Stock as of the Close of Business on the applicable Record Date for such Dividend, notwithstanding any such Holder’s exercise of its Optional Conversion Right, and (y) the amount of such Dividend, if a Regular Dividend, will not be included in the Stated Value referred to in clause (i)(B)(1)(x) above or added pursuant to clause (i)(B)(1)(z) above. Notwithstanding anything to the contrary set forth in this Section (C) of Article VII, in no event shall a Holder be entitled to exercise its Optional Conversion Right in respect of fewer than 12,500 shares of Series A Preferred Stock (unless such Holder’s exercise of its Optional Conversion Right is in respect of all remaining shares of Series A Preferred Stock held by such Holder and its Affiliates).
D.   Conversion Procedures.   A Holder must comply with each of the following requirements in order to convert its Optional Converting Amount pursuant to Section (C) of this Article VII:
1.   complete and manually sign the conversion notice substantially in the form of Annex A attached hereto (the “Notice of Conversion”), and deliver such Notice of Conversion to the Conversion Agent;
2.   if required, furnish appropriate endorsements and transfer documents in form and substance reasonably acceptable to the Corporation; and
3.   if required, pay any share transfer, documentary, stamp or similar taxes not payable by the Corporation pursuant to the Investment Agreement.
The “Optional Conversion Date” shall mean the date on which a holder complies with the procedures set forth in this Section (D) of this Article VII.
E.   Effect of Conversion.   Except to the extent provided in the first proviso to Section (A) of this Article VII or in the proviso to Section (C) of this Article VII, effective immediately as of to the Close of Business on the Mandatory Conversion Date or the Optional Conversion Date, Dividends shall no longer accrue or be declared on any such shares of Series A Preferred Stock and such shares of Series A Preferred Stock shall cease to be outstanding.
F.   Record Holder of Securities Underlying a Conversion or Redemption; Settlement of Conversion Shares.   The Holder of shares of Series A Preferred Stock subject to any exercise of (i) the Corporation’s Mandatory Conversion Right or (ii) a Holder’s Optional Conversion Right, in each case, entitled to receive the shares of Common Stock issuable upon such conversion or redemption (such shares of Common Stock, the “Conversion Shares”) shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Close of Business on the Mandatory Conversion Date or the Optional Conversion Date, respectively; provided, however, that, subject to compliance with the Investment Agreement, such Holder may identify one or more other Persons to receive such Conversion Shares in connection with any such conversion in such Holder’s Notice of Conversion (or, in the case of a Mandatory Conversion, in a written notice sent to the Corporation no later than the Business Day immediately following the related Mandatory Conversion Date), as applicable. In the case of a conversion, as promptly as practicable on or after the applicable Optional Conversion Date or Mandatory Conversion Date (and in no event later than the third Trading Day thereafter), the Corporation shall issue to such record holder(s) the number of whole Conversion Shares issuable upon such conversion (and deliver payment of cash in lieu of any fractional share of Common Stock otherwise due (but for the requirement to issue only whole shares), as determined in accordance with Section (H) of Article IX)). Conversion Shares shall not be certificated and shall be registered in the name of Continental’s nominee and delivered to Continental (or the Continental custodian of the Common Stock) or, if directed otherwise by the applicable Holder, to the account so directed. In the event that a Holder shall not by written notice comply with any of the requirements set forth in this Section (F) of Article VII, the Corporation shall be entitled to register and deliver such Conversion Shares or, as applicable, cash to and in the name of the Holder in the manner shown in the books and records of the Corporation.
G.   Status of Converted or Acquired Shares.   Without limiting the right of Holders to receive any Dividend on a Dividend Payment Date pursuant to the first proviso to Section (A) of this Article VII or the proviso to Section (C) of this Article VII, (i) shares of Series A Preferred Stock duly converted in accordance with this Certificate of Designation, or otherwise acquired by the Corporation in any manner whatsoever, shall be canceled upon the conversion or acquisition thereof, and (ii) all such shares of Series A Preferred Stock shall upon their cancelation constitute authorized but unissued shares of Preferred Stock, without designation or classification as to series, until such shares are once more designated or classified as part of a particular series by the Board of Directors pursuant to the provisions of the Charter.
ARTICLE VIII
REDEMPTION
A.   Mandatory Redemption Upon the Occurrence of a Change of Control.
1.   In the event of the consummation of a transaction resulting in a Change of Control, the Corporation (or its successor) shall be required to redeem, by irrevocable written notice to the Holders, all of the then-issued-and-outstanding shares of Series A Preferred Stock held by all Holders. Upon such redemption, the Corporation will pay or deliver, as applicable, to each Holder in respect of each share of Series A Preferred Stock held by such Holder, an amount equal to the greater of (a) cash in an amount equal to the sum of (1) the Stated Value of one share of Series A Preferred Stock as of the Mandatory Redemption Date plus the aggregate amount of unpaid Participating Dividends, if any, with respect to one share of Series A Preferred Stock as of the Mandatory Redemption Date, plus (2) the aggregate amount of accrued and unpaid Dividends from the Dividend Payment Date immediately preceding the Mandatory Redemption Date through, but excluding, the Mandatory Redemption Date, and (b) the amount of cash and/or other assets (including securities and other property or rights, whether actual, deferred, contingent or otherwise, to receive securities or other property, such as contingent value or similar rights) that such Holder would have received had such Holder, as of the Close of Business on the Business Day immediately prior to the effective date of such transaction resulting in a Change of Control, converted such share of Series A Preferred Stock into Conversion Shares pursuant to Section (C) of Article VII and participated in such transaction resulting in such Change of Control as a holder of shares of Common Stock (such greater amount, the “Mandatory Redemption Price”). No later than the consummation of any transaction resulting in a Change of Control, the Corporation (or its successor) shall deliver or cause to be delivered to each Holder the Mandatory Redemption Price with respect to such Holder’s shares of Series A Preferred Stock; provided, that, in each case, the Corporation shall only be required to pay the Mandatory Redemption Price to the extent such payment can be made out of funds legally available therefor. Notwithstanding anything to the contrary in this Certificate of Designation (including the terms and conditions of Section (I) of Article IX), the Corporation will (I) not be permitted to deliver any shares of Common Stock upon the occurrence of a Change of Control to the extent such delivery would violate the rules and regulations of the Principal Stock Exchange, and (II) in such case, be required to settle any such amount in cash or other non-stock assets.
2.   On or prior to the tenth (10th) Business Day prior to the date on which the Corporation anticipates consummating a transaction which would result in a Change of Control (or, if later, promptly after the Corporation shall have discovered that a transaction resulting in a Change of Control has occurred), the Corporation shall send written notice (a “Change of Control Notice”) in the manner set forth in Article XI to the Holders of record of shares of Series A Preferred Stock, which such Change of Control Notice shall include (a) the date on which the transaction that would result in a Change of Control is anticipated to be effected (or, to the extent applicable, the date on which a Schedule TO or other similar schedule, form or report disclosing the occurrence of a Change of Control was filed), (b) a description of the material terms and conditions of such transaction, (c) a statement that all shares of Series A Preferred Stock shall be redeemed by the Corporation (or its successor) on a date specified in such Change of Control Notice (the “Mandatory Redemption Date”), which such date must be a Business Day of the Corporation’s choosing that is no later than the date of the consummation of the transaction resulting in such Change of Control, (d) the Mandatory Redemption Price with respect to each share of Series A Preferred Stock, and (e) the procedures that Holders of shares of Series A Preferred Stock must follow in order for their shares of Series A Preferred Stock to be redeemed. Any Change of Control Notice mailed or delivered as provided in this Section (A)(2) of Article VIII shall be conclusively presumed to have been duly given, whether or not any applicable Holder receives such notice, but failure to duly give such notice by mail or delivery, or any defect in such notice or in the mailing or delivery thereof, to any Holder of shares of Series A Preferred Stock to be redeemed pursuant to this Section (A) of Article VIII shall not affect the validity of the proceedings for the redemption of any other share(s) of Series A Preferred Stock to the extent that such failure to duly give notice or any defect in such notice or the mailing or delivery thereof (in each case, to the extent such failure or defect is not promptly cured or corrected) does not materially prejudice any such Holder. The Holder of shares of Series A Preferred Stock subject to any redemption pursuant to this Section (A) of Article VIII entitled to receive any securities or other assets payable upon such redemption pursuant to Section (A)(1)(b) of this Article VIII shall be treated for all purposes as the record holder of such securities or assets as of the Close of Business on the Mandatory Redemption Date; provided, however, that such Holder may identify one or more other Persons to receive such securities or assets in connection with any such redemption in a written notice sent to the Corporation no later than three Business Days prior to the Mandatory Redemption Date.
3.   If, in connection with a transaction resulting in a Change of Control, the Corporation or its successor shall not have sufficient funds legally available under the DGCL to redeem all outstanding shares of Series A Preferred Stock, then the Corporation shall (a) redeem, pro rata among the Holders, a number of shares of Series A Preferred Stock equal to the number of shares of Series A Preferred Stock that can be redeemed with the maximum amount legally available for the redemption of such shares of Series A Preferred Stock under the DGCL, and (b) redeem all remaining shares of Series A Preferred Stock not redeemed because of the foregoing limitations at the applicable Mandatory Redemption Price as soon as practicable after the Corporation (or its successor) is able to make such redemption out of assets legally available for the purchase of such share of Series A Preferred Stock. The inability of the Corporation (or its successor) to make a redemption payment for any reason shall not relieve the Corporation (or its successor) from its obligation to effect any required redemption when, as and if permitted by applicable law.
C.   Status of Redeemed Shares.   (i) Shares of Series A Preferred Stock duly redeemed in accordance with this Certificate of Designation, or otherwise acquired by the Corporation in any manner whatsoever, shall be canceled upon the acquisition thereof, and (ii) all such shares of Series A Preferred Stock shall upon their cancelation constitute authorized but unissued shares of Preferred Stock, without designation or classification as to series, until such shares are once more designated or classified as part of a particular series by the Board of Directors pursuant to the provisions of the Charter.
ARTICLE IX
CONVERSION ADJUSTMENTS
A.   Anti-Dilution Adjustments.   The Conversion Price will be subject to adjustment under the following circumstances at any time or from time to time while any share of Series A Preferred Stock is issued and outstanding:
1.   If a subdivision or consolidation of the shares of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock occurs, then the Conversion Price will be adjusted based on the following formula:
where:
CP0 =
the Conversion Price in effect immediately prior to the Open of Business on the effective date of such subdivision, consolidation or reclassification;

CP1 =
the new Conversion Price in effect immediately after the Open of Business on such effective date;

OS0 =
the number of shares of Common Stock issued and outstanding immediately prior to the Open of Business on such effective date, without giving effect to such subdivision, consolidation or reclassification; and

OS1 =
the number of shares of Common Stock that would be issued and outstanding immediately after, and solely as a result of, such subdivision, consolidation or reclassification.

Any adjustment made pursuant to this Section (A)(1) of Article IX shall be effective as of the time set forth in the definition of CP1 above. If any such event is declared but does not occur, the Conversion Price shall be readjusted, effective as of the date the Corporation announces that such event shall not occur, to the Conversion Price that would then be in effect if such event had not been declared.
2.   If the Corporation or one or more of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Common Stock (other than any such payment (A) made (x) pursuant to an “open market” transaction in compliance with Rule 10b-18 under the Exchange Act, or (y) in connection with an “accelerated share repurchase” on customary terms, and (B) that does not constitute a “tender offer” under the Exchange Act), where the cash and value (determined in good faith by the Board of Directors as of the time such tender or exchange offer expires (such time, the “Expiration Time”)) of any other consideration included in the payment per share of Common Stock tendered into such tender offer or exchanged pursuant to such exchange offer exceeds the Closing Price per share of Common Stock on the Trading Day immediately after the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) (such last date, the “Expiration Date”), then the Conversion Price will be decreased based on the following formula:
where:
CP0 =
the Conversion Price in effect immediately prior to the Expiration Time;

CP1 =
the new Conversion Price in effect immediately after the Expiration Time;

AC =
the fair market value (as determined in good faith by the Board of Directors), as of the Expiration Time, of the aggregate value of all cash and any other consideration paid or payable for such shares of Common Stock in such tender or exchange offer;

OS1 =
the number of shares of Common Stock issued and outstanding immediately after the Expiration Time (excluding all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS0 =
the number of shares of Common Stock issued and outstanding immediately before the Expiration Time (before giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP =
the Closing Price per share of Common Stock on the Trading Day immediately after the Expiration Date;

provided, however, that, if the application of such adjustment with respect to such purchase would result in an increase to the Conversion Price, then no such adjustment will be made for such purchase. Any adjustment made pursuant to this Section (A)(2) of Article IX shall become effective as of the time set forth in the definition of CP1 above. In the event that the Corporation or any of its Subsidiaries becomes obligated to purchase shares of Common Stock in a transaction that resulted in an adjustment to the Conversion Price pursuant to this Section (A)(2) of Article IX but is prevented by applicable law from effecting such purchase, or such purchase is rescinded, then the Conversion Price shall be readjusted to be the Conversion Price that would then be in effect if such adjustment had not been made (and shall be re-adjusted again if such purchase shall later be permitted to occur).
B.   Calculation of Adjustments.   All adjustments to the Conversion Price shall be calculated by the Corporation to the nearest $0.0001 (with $0.00005 rounded upward).

C.   When No Adjustment Required.
1.   Except as otherwise provided in this Article IX, the Conversion Price will not be adjusted for the issuance of shares of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing.
2.   No adjustment of the Conversion Price shall be made as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.
3.   Notwithstanding anything to the contrary set forth in this Article IX, no adjustment to the Conversion Price shall be made:
(a)   upon the issuance of Conversion Shares;
(b)   upon the issuance of any share of Common Stock or option or right to purchase, or other securities convertible into or exchangeable or exercisable for, shares of Common Stock pursuant to any former, present or future employee, director, manager or consultant benefit plan or program of or assumed by the Corporation or any of its Subsidiaries or of any employee or director agreement, arrangement or program, in each case where such issuance, plan, program, agreement or arrangement is or has been approved by the Board of Directors or a committee thereof (including, for the avoidance of doubt, the Corporation’s Fifth Amended and Restated 2008 Stock Incentive Plan and 2016 Employee Stock Purchase Plan, in each case, as amended from time to time;
(c)   upon the issuance of any share of Common Stock pursuant to the conversion, exchange or exercise of any Parity Stock or Junior Stock;
(d)   upon the issuance of any Parity Stock or Junior Stock in connection with any “business combination” (as defined in the rules and regulations promulgated by the SEC) or otherwise in connection with bona fide acquisitions of securities or substantially all of the assets of another Person, business unit, division or business;
(e)   upon the issuance of capital stock of a Subsidiary or joint venture of the Corporation issued to the Corporation or any Subsidiary of the Corporation; or
(f)   for a change in the par value of the shares of Common Stock.
D.   Successive Adjustments; Multiple Adjustments.   For the avoidance of doubt, (i) after an adjustment to the Conversion Price under this Article IX, any subsequent event requiring an adjustment under this Article IX shall cause an adjustment to such Conversion Price as so adjusted, and (ii) if an event occurs that would trigger an adjustment to the Conversion Price pursuant to more than one subsection of Section (A) of this Article IX, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that, if more than one subsection of Section (A) of this Article IX is applicable to a single event, the subsection shall be applied that produces the largest adjustment.
E.   Other Adjustments.   Subject to the applicable listing standards of the Principal Stock Exchange, the Corporation may, but shall not be required to, make such decreases to the Conversion Price, in addition to those required by this Article IX, as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holder of shares of Common Stock resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any event treated as such for income tax purposes or for any other reason.
F.   Notice of Adjustments.   Subject to the terms and conditions of Section (B) of this Article IX, the Corporation shall, as soon as reasonably practicable following the occurrence of an event that requires an adjustment under Section (A) of this Article IX (or, if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) or the date the Corporation makes an adjustment pursuant to Section (E) of this Article IX:
1.   compute the adjusted applicable Conversion Price in accordance with this Article IX and prepare and transmit to the Conversion Agent an officer’s certificate setting forth the applicable

Conversion Price, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and
2.   provide a written notice to the Holders of shares of Series A Preferred Stock then issued and outstanding of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Price was determined and setting forth the adjusted applicable Conversion Price.
G.   Conversion Agent.   The Conversion Agent shall not at any time be under any duty or responsibility to any Holder of shares of Series A Preferred Stock to determine whether any fact or event exists or has been approved or authorized that may require any adjustment of the applicable Conversion Price or with respect to the nature, extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any notice delivered pursuant to Section (F) of this Article IX and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such notice or certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any share of Series A Preferred Stock or any share of Common Stock, or of any securities or property, that may at the time of any adjustment or conversion be issued or delivered with respect to any share of Series A Preferred Stock, and the Conversion Agent makes no representation with respect thereto. The Conversion Agent, if other than the Corporation, shall not be responsible for any failure of the Corporation to issue, transfer or deliver any share of Common Stock pursuant to the conversion of shares of Series A Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Corporation contained in this Article IX.
H.   Fractional Shares.   The Corporation shall not issue any fractional share of Common Stock upon conversion of any share of Series A Preferred Stock. In lieu of fractional shares otherwise issuable, Holders of shares of Series A Preferred Stock will be entitled to receive an amount in cash equal to the product of (i) such fraction of a share of Common Stock, multiplied by (ii) the 20-Day VWAP, measured as of (A) in the event of the Corporation’s exercise of its Mandatory Conversion Right pursuant to Section (A) of Article VII, the date that the Corporation provides the Holders with the Notice of Mandatory Conversion pursuant to Section (B) of Article VII or (B) in the event that a Holder has exercised its Optional Conversion Right pursuant to Section (C) of Article VII, the date that the Corporation receives such Holder’s Notice of Conversion pursuant to Section (D) of Article VII. In order to determine whether the number of shares of Common Stock to be delivered to a Holder of shares of Series A Preferred Stock upon the conversion of such Holder’s shares of Series A Preferred Stock will include a fractional share (in lieu of which cash would be paid hereunder), such determination shall be based on the aggregate number of shares of Series A Preferred Stock of such Holder that are being converted with the same Conversion Date.
I.   Reorganization Events.
1.   Unless it is a Change of Control and the Corporation complies with its obligations under Section (A) of Article VIII to redeem the Series A Preferred Stock, if there occurs:
(a)   any reclassification, statutory exchange, merger, amalgamation, consolidation or other similar business combination of the Corporation with or into another Person, in each case, pursuant to which the Common Stock is changed or converted into, or exchanged for, or represent solely the right to receive, cash, securities or other property;
(b)   any sale, transfer, lease or conveyance to another Person of all or substantially all the property and assets of the Corporation, in each case pursuant to which the shares of Common Stock are converted into cash, securities or other property; or
(c)   any statutory exchange of securities of the Corporation with another Person (other than in connection with a merger or amalgamation covered by Section I(1)(a) of this Article IX) or reclassification, recapitalization or reorganization of the shares of Common Stock into other securities, (each of which is referred to as a “Reorganization Event,” with such cash, securities or other property being referred to as “Reference Property” and the amount and kind of Reference Property that a holder of one share of Common Stock would be entitled to receive on account of such Reorganization Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property and without any interest on such Reference Property or any right to any dividend or distribution on such Reference Property that has a record date that is prior to the effective time of such Reorganization Event) being referred to as a “Reference Property Unit”)) then, effective as of the effective time (or consummation, if applicable) of such Reorganization Event, without the requirement of any action by or receipt of any consent from any Holder of shares of Series A Preferred Stock (but subject to the terms and conditions of Section (I)(2) of this Article IX), (I) the consideration due upon conversion of any share of Series A Preferred Stock, the adjustments to the Conversion Price, the determination of the amount and kind of Participating Dividends that Holders of Series A Preferred Stock will be entitled to receive, and the conditions to any Mandatory Conversion, will each be determined in the same manner as if each reference to any number of shares of Common Stock in this Certificate of Designation were instead a reference to the same number of Reference Property Units; and (II) for purposes of the definition of “Change of Control,” the “Capital Stock” of the Corporation will be deemed to mean the common equity, if any, forming part of such Reference Property. For these purposes, the Closing Price or VWAP of any Reference Property Unit or portion thereof that does not consist of a class of securities will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Corporation (or, in the case of cash denominated in U.S. dollars, the face amount thereof).
If such Reorganization Event provides for different treatment of shares of Common Stock held by Affiliates of the Corporation and non-Affiliates or by the Person with which the Corporation amalgamated or consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, then the composition of the Reference Property Unit will be determined based on the cash, securities or other property that were distributed in such Reorganization Event to holders of shares of Common Stock that are not Constituent Persons or Affiliates of the Corporation or Constituent Persons. In addition, if the kind or amount of cash, securities or other property receivable upon a Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person other than a Constituent Person or an Affiliate of the Corporation or a Constituent Person, then for the purpose of this Section (I) of Article IX, the composition of the Reference Property Unit will be determined based on the weighted average, as determined by the Corporation in good faith, of the types and amounts of consideration received by the holders of shares of Common Stock.
2.   Exchange Property Election.   In the event that the holders of shares of Common Stock have the opportunity to elect the form of consideration to be received in a Reorganization Event, such consideration that the Holders of shares of Series A Preferred Stock shall be entitled to receive shall be determined by the Majority Holders on or before the earlier of (a) the deadline for elections by holders of shares of Common Stock, and (b) two Business Days before the anticipated effective date (or consummation, if applicable) of such Reorganization Event.
3.   Reorganization Event Notice.   The Corporation (or any successor) shall, no less than ten (10) Business Days prior to the anticipated effective date (or consummation, if applicable) of any Reorganization Event, provide written notice to the Holders of shares of Series A Preferred Stock of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Reference Property Unit. Failure to deliver such notice shall not affect the operation of the remainder of this Section (I) of Article IX.
4.   Limitation on Reorganization Event Agreements.   The Corporation shall not enter into any agreement with respect to a transaction that, upon consummation, would constitute a Reorganization Event unless (a) such agreement provides for or does not interfere with or prevent (as applicable) conversion or other settlement of all shares of Series A Preferred Stock then-issued-and-outstanding in accordance with the terms and conditions of Section (I)(1) of this Article IX, and (b) to the extent that the Corporation is not the surviving entity in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreement or series of agreements governing such Reorganization Event for:

(I)   the conversion or other settlement of all shares of Series A Preferred Stock issued and outstanding as of the Reorganization Event in accordance with the terms and conditions of Section (I)(1) of this Article IX, and
(II)   in the case of a Reorganization Event described in Section (I)(1)(b) of this Article IX, an exchange of all shares of Series A Preferred Stock issued and outstanding as of the Reorganization Event for comparable shares of the Person to whom the Corporation’s assets are conveyed or transferred, having voting powers, preferences, and relative, participating, optional or other special rights as nearly equal as possible to those provided in this Certificate of Designation.
5.   Change of Control.   Nothing in this Section (I) of Article IX will affect the Corporation’s obligation to redeem the Series A Preferred Stock pursuant to Section (A) of Article VIII.
J.   Stockholder Rights Plans.   If the Corporation distributes any right pursuant to any stockholder rights plan on or after the Issue Date, then such distribution will not require a Participating Dividend except to the extent provided in the immediately following sentence. If any share of Common Stock is issued upon conversion of any share of Series A Preferred Stock and, at the time of such conversion, the Corporation has in effect a stockholder rights plan, then the Holder of such shares of Series A Preferred Stock will be entitled to receive or have the benefit of, in addition to, and concurrently with the delivery of, the consideration otherwise payable under this Certificate of Designation upon such conversion, the rights set forth in such stockholder rights plan.
ARTICLE X
RESERVATION OF SHARES
The Corporation shall, at all times when any share of Series A Preferred Stock is issued and outstanding, reserve and keep available, free from preemptive rights, for issuance upon the conversion of shares of Series A Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all then issued and outstanding shares of Series A Preferred Stock. Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion or redemption of the shares of Series A Preferred Stock, the Corporation shall comply with all applicable laws and regulations that require action to be taken by the Corporation to authorize, permit or cause such delivery. Each share of Common Stock, when issued upon conversion or redemption of any share of Series A Preferred Stock, will be duly authorized, validly issued, fully paid and non-assessable and will be listed on each stock exchange, if any, on which the shares of Common Stock are then listed.
ARTICLE XI
NOTICES
Except as otherwise expressly provided herein, any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, (ii) the date of actual receipt by the party to whom such notice is given, and (iii) five (5) days following the date of mailing if sent by registered or certified mail, return receipt requested to the address of the recipient set forth in this Article XI or, if not so set forth, as otherwise reflected in the Corporation’s records. The addresses for such communications shall be: (A) if to the Corporation, to: ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, MN 56623, Attn: Nikhil Lalwani, President & CEO, E-mail: nikhil.lalwani@anipharmaceuticals.com with a copy to (which copy alone shall not constitute notice): Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, NY 10004, Attn: Kenneth A. Lefkowitz, E-mail: ken.lefkowitz@hugheshubbard.com or (B) if to a Holder of shares of Series A Preferred Stock, to the address appearing on the Corporation’s shareholder records or such other address as such holder may provide to the Corporation in accordance with this Article XI. The address for the initial Holders of the shares of Series A Preferred Stock on the Issue Date is c/o Ampersand Capital Partners, 55 William St., Ste. 240, Wellesley, MA 02481, United States, Attn: Herbert H. Hooper, Managing Partner, E-mail: HHH@ampersandcapital.com. Notwithstanding the foregoing, if the shares of Series A Preferred Stock are issued in book-entry form through Continental or any similar facility, any such notice may be given to a Holder of the Series A Preferred Stock in any manner permitted by such facility.
ARTICLE XII
CERTAIN DEFINITIONS
As used in this Certificate of Designation, the following terms shall have the following meanings, unless the context otherwise requires:
“20/30-Day VWAP” per share of Common Stock, measured as of any date of determination, shall mean the highest possible arithmetic average of the VWAP per share of Common Stock for any twenty VWAP Trading Days out of the thirty (30) consecutive VWAP Trading Days ending on, and including, the VWAP Trading Day immediately preceding such date of determination.
“20-Day VWAP” per share of Common Stock, measured as of any date of determination, shall mean the arithmetic average of the VWAP per share of Common Stock for each of the twenty (20) consecutive VWAP Trading Days ending on, and including, the VWAP Trading Day immediately preceding such date of determination.
“Accrued Dividend Amount” shall have the meaning ascribed to it in Section (C) of Article IV.
“Affiliate” shall have the meaning ascribed to it in Rule 144(a) under the Securities Act.
“Board of Directors” shall have the meaning ascribed to it in the recitals.
“Business Day” shall mean a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York, generally are authorized or obligated by law, regulation or executive order to close.
“Bylaws” shall mean the Bylaws of the Corporation as in effect on any date of determination.
“Capital Stock” shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) shares issued by the Corporation, including the Common Stock and the Corporation’s preferred stock, par value $0.0001 per share.
“Cash and PIK Dividend” shall have the meaning ascribed to it in Section (D) of Article IV.
“Cash and PIK Dividend Aggregate Cash Amount” shall mean, with respect to any Cash and PIK Dividend authorized and declared by the Board of Directors (or any duly authorized committee thereof), the aggregate amount of cash authorized and declared to be paid to the Holders in respect of all issued and outstanding shares of Series A Preferred Stock as of the Record Date for such Cash and PIK Dividend.
“Cash and PIK Dividend Cash Settlement Amount” shall mean, with respect to each share of Series A Preferred Stock, an amount equal to the quotient of (A) the Cash and PIK Dividend Aggregate Cash Amount, divided by (B) the aggregate number of shares of Series A Preferred Stock issued and outstanding as of the Record Date for the applicable Cash and PIK Dividend.
“Certificate of Designation” shall mean this Certificate of Designation of Rights, Preferences and Limitations of the Series A Preferred Stock.
“Change of Control” shall mean the occurrence of any of the following:
A.   the Corporation becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the acquisition by any Person or Group, including any Group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or a series of related transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (as defined below) of more than fifty percent (50.0%) of the voting power of all of the Corporation’s then-outstanding common equity (directly or through the acquisition of voting power of the common equity of any of the Corporation’s direct or indirect parent entities); or

B.   the consummation of (1) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person, or (2) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that (a) any transaction in which the Corporation or any direct or indirect parent entity of the Corporation becomes a Subsidiary of another Person, or any transaction described in clause (B)(2) above, shall not constitute a Change of Control if the Persons beneficially owning all of the voting power of the common equity of the Corporation or such parent entity immediately prior to such transaction beneficially own, directly or indirectly through one or more intermediaries, more than fifty percent (50.0%) of all voting power of the common equity of the Corporation or such parent entity or the surviving, continuing or acquiring company or other transferee, as applicable, immediately following the consummation of such transaction, and (b) a “person” or “group” shall not be deemed to beneficially own securities subject to a stock purchase agreement, merger agreement or similar agreement (or any voting or option agreement related thereto) until the consummation of the transactions contemplated by such agreement.
For the purposes of this definition, (x) any transaction or event described in both clause (A) and in clause (B)(1) or (B)(2) above (without giving effect to the proviso set forth in this definition) will be deemed to occur solely pursuant to clause (B) above (subject to such proviso); and (y) whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.
“Change of Control Notice” shall have the meaning ascribed to it in Section (A)(2) of Article VIII.
“Charter” shall have the meaning ascribed to it in the recitals.
“Close of Business” shall mean 5:00 p.m., New York City time, on any Business Day.
“Closing Price” of the shares of Common Stock for any Trading Day shall mean the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the shares of Common Stock are then listed. If the shares of Common Stock are not listed on a U.S. national or regional securities exchange on such Trading Day, then the Closing Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the shares of Common Stock are not so quoted on such Trading Day, then the Closing Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm selected by the Corporation in good faith.
“Code” shall mean the United States Internal Revenue Code of 1986.
“Common Stock” shall have the meaning ascribed to it in Section (A) of Article III.
“Constituent Person” shall have the meaning ascribed to it in Section (I) of Article IX.
“Continental” shall mean Continental Stock Transfer and Trust Company.
“Conversion Agent” shall mean the Person acting as conversion agent for the Series A Preferred Stock, as provided in Article XVI.
“Conversion Date” shall mean any Mandatory Conversion Date or Optional Conversion Date.
“Conversion Number” shall mean the 20-Day VWAP on the Issue Date; provided that if the Conversion Number is equal to or more than $33.17292, then the Conversion Number shall be $33.17292 and if the Conversion Number is equal to or less than $27.14148, then the Conversion Number shall be $27.14148.

“Conversion Price” shall mean 125% of the Conversion Number, as adjusted in accordance with the terms and conditions of Article IX.
“Conversion Shares” shall have the meaning ascribed to it in Section (F) of Article VII.
“Corporation” shall have the meaning ascribed to it in the recitals.
“DGCL” shall mean the Delaware General Corporation Law.
“Dividends” shall have the meaning ascribed to it in Section (A) of Article IV.
“Dividend Payment Date” shall have the meaning ascribed to it in Section (B) of Article IV.
“Dividend Rate” shall have the meaning ascribed to it in Section (A) of Article IV.
“Ex-Dividend Date” shall mean, with respect to an issuance, dividend or distribution on shares of Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.
“Exchange Act” shall mean the Securities Exchange Act of 1934.
“Expiration Date” shall have the meaning ascribed to it in Section (A)(2) of Article IX.
“Expiration Time” shall have the meaning ascribed to it in Section (A)(2) of Article IX.
“Group” shall mean any group of one or more persons if such group would be deemed a “group” as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.
“Holder” shall mean a Person in whose name any share of Series A Preferred Stock is registered, which such Person shall be treated by the Corporation, the Transfer Agent, Registrar, Paying Agent and Conversion Agent as the absolute owner of such shares of Series A Preferred Stock for the purpose of making any payment and settling any conversion and for all other purposes under this Certificate of Designation; provided that, to the fullest extent permitted by applicable law, (A) no Person that has received any share of Series A Preferred Stock in violation of the Investment Agreement shall be deemed a Holder, (B) the Transfer Agent, Registrar, Paying Agent and Conversion Agent, as applicable, shall not, unless otherwise directed by the Corporation, recognize any such Person as a Holder, and (C) the Person in whose name such share of Series A Preferred Stock was registered immediately prior to such transfer shall remain the Holder of such share.
“Indebtedness” shall mean any indebtedness (including principal and premium) in respect of borrowed money.
“Investment Agreement” shall mean that certain Investment Agreement, dated as of March 8, by and among the Corporation and Ampersand 2020 Limited Partnership, a Delaware limited partnership.
“Issue Date” shall mean the date this Certificate of Designation is filed with, and accepted by, the Secretary of State of the State of Delaware.
“Junior Stock” shall have the meaning ascribed to it in Section (A) of Article III.
“Liquidation Event” shall have the meaning ascribed to it in Section (A) of Article V.
“Liquidation Preference” shall have the meaning ascribed to it in Section (A)(2) of Article V.
“Liquidity Conditions” shall mean, with respect to any share of Common Stock, that (A) such share (1) will be issued in book-entry form through the facilities of the Depository Trust Company under an “unrestricted” CUSIP number; and (2) is either (a) freely transferrable, in the hands of the Holder to whom such share is to be issued, pursuant to Rule 144 under the Securities Act, without limitation as to volume, manner-of-sale, notice or the availability of public information; or (b) covered by a resale shelf registration statement that is effective under the Securities Act and that names such Holder as a selling stockholder, the prospectus accompanying which does not contain any material misstatement or omission; and (B) to the knowledge of the Corporation, the resale of such share by such Holder during the next fifteen (15) calendar days is not expected in good faith by the Corporation to be restricted by any blackout or similar period under any policy or contract (including the Investment Agreement) of the Corporation that is applicable to such Holder.
“Majority Holders” means, as of any date of determination, the Holders of a majority of the issued and outstanding shares of Series A Preferred Stock.
“Mandatory Conversion” shall have the meaning ascribed to it in Section (A) of Article VII.
“Mandatory Conversion Date” shall have the meaning ascribed to it in Section (A) of Article VII.
“Mandatory Conversion Right” shall have the meaning ascribed to it in Section (A) of Article VII.
“Mandatory Converting Amount” shall have the meaning ascribed to it in Section (A) of Article VII.
“Mandatory Redemption Date” shall have the meaning ascribed to it in Section (A)(2) of Article VIII.
“Mandatory Redemption Price” shall have the meaning ascribed to it in Section (A)(1) of Article VIII.
“Market Disruption Event” shall mean, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which shares of Common Stock are listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) of shares of Common Stock or of any option, contract or future contract relating to shares of Common Stock.
“Notice of Conversion” shall have the meaning ascribed to it in Section (D)(1) of Article VII.
“Notice of Mandatory Conversion” shall have the meaning ascribed to it in Section (B) of Article VII.
“Open of Business” shall mean 9:00 a.m., New York City time, on any Business Day.
“Optional Conversion Date” shall have the meaning ascribed to it in Section (D) of Article VII.
“Optional Conversion Right” shall have the meaning ascribed to it in Section (C) of Article VII.
“Optional Converting Amount” shall have the meaning ascribed to it in Section (C) of Article VII.
“Parity Stock” shall have the meaning ascribed to it in Section (B) of Article III.
“Participating Dividend Payment Date” shall have the meaning ascribed to it in Section (B) of Article IV.
“Participating Dividend” or “Participating Dividends” shall have the meanings ascribed to such terms in Section (A) of Article IV.
“Paying Agent” shall mean the Person acting as paying agent for the Series A Preferred Stock, as provided in Article XVI.
“Person” shall mean any individual, company, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.
“PIK Dividend” shall have the meaning ascribed to it in Section (C) of Article IV.
“Principal Stock Exchange” shall mean (A) the NASDAQ Global Market, or (B) in the event that the shares of Common Stock are no longer listed or quoted on the NASDAQ Global Market, the principal United States or foreign national securities exchange on which the shares of Common Stock are so listed or quoted, or if the shares of Common Stock are not so listed or quoted on a United States or foreign national securities exchange, the last quoted Trading Day bid price for shares of Common Stock in the over-the-counter market as reported by OTC Markets Group Inc.
“Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of shares of Common Stock or shares of Series A Preferred Stock, as applicable, have the right to receive any cash, securities or other property or in which the shares of Common Stock or shares of Series A Preferred Stock (or other applicable security), as applicable, is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or a committee thereof, or by statute, contract, this Certificate of Designation or otherwise). With respect to any Regular Dividend payable on any Regular Dividend Payment Date, the Record Date therefor will be the immediately preceding March 15, June 15, September 15 or December 15, as applicable.
“Reference Property” shall have the meaning ascribed to it in Section (I)(1)(c) of Article IX.
“Registrar” shall mean the Person acting as registrar for the Series A Preferred Stock, as provided in Article XVI.
“Regular Dividend Payment Date” shall have the meaning ascribed to it in Section (B) of Article IV.
“Regular Dividend Period” shall have the meaning ascribed to it in Section (B) of Article IV.
“Regular Dividend” or “Regular Dividends” shall have the meanings ascribed to such terms in Section (A) of Article IV.
“Reorganization Event” shall have the meaning ascribed to it in Section (I) of Article IX.
“SEC” shall mean the United States Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933.
“Senior Stock” shall have the meaning ascribed to it in Section (C) of Article III.
“Series A Preferred Stock” shall have the meaning ascribed to it in Article I.
“Stated Value” shall have the meaning ascribed to it in Section (A) of Article IV.
“Subsidiary” shall mean, with respect to any Person, (A) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (B) any partnership or limited liability company where (1) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (2) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.
“Trading Day” shall mean any day on which (A) trading of shares of Common Stock generally occurs on the principal U.S. national or regional securities exchange on which shares of Common Stock are then listed or, if shares of Common Stock are not then listed on a U.S. national or regional securities exchange, on the principal other market on which shares of Common Stock are then traded, and (B) there is no Market Disruption Event. If shares of Common Stock are not so listed or traded, then “Trading Day” means a Business Day.
“Transfer Agent” shall mean the Person acting as transfer agent for the Series A Preferred Stock, as provided in Article XVI.

“VWAP” shall mean, for any VWAP Trading Day, the per share volume-weighted average price of Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “ANIP <EQUITY> AQR” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Corporation in good faith. The VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.
“VWAP Market Disruption Event” shall mean, with respect to any date, (A) the failure by the principal U.S. national or regional securities exchange on which shares of Common Stock are then listed, or, if shares of Common Stock are not then listed on a U.S. national or regional securities exchange, the principal other market on which shares of Common Stock are then traded, to open for trading during its regular trading session on such date, or (B) the occurrence or existence, for more than one half-hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) of shares of Common Stock or, if traded on such exchange, of any option, contract or future contract relating to shares of Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.
“VWAP Trading Day” shall mean a day on which (A) there is no VWAP Market Disruption Event, and (B) trading of shares of Common Stock generally occurs on the principal U.S. national or regional securities exchange on which shares of Common Stock are then listed or, if shares of Common Stock are not then listed on a U.S. national or regional securities exchange, on the principal other market on which shares of Common Stock are then traded. If shares of Common Stock are not so listed or traded, then “VWAP Trading Day” means a Business Day.
ARTICLE XIII
HEADINGS
The headings of the paragraphs of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.
ARTICLE XIV
RECORD HOLDERS
To the fullest extent permitted by applicable law, the Corporation may deem and treat the record holder of any share of Series A Preferred Stock as the absolute owner of such share of Series A Preferred Stock for the purpose of making any payment and settling any conversion or redemption of such share of Series A Preferred Stock and for all other purposes under this Certificate of Designation, and the Corporation shall not be affected by any notice to the contrary; provided that, to the fullest extent permitted by applicable law, (i) no Person that has received any share of Series A Preferred Stock in violation of the Investment Agreement shall be deemed a record holder of any share of Series A Preferred Stock, (ii) the Transfer Agent, Registrar, Paying Agent and Conversion Agent, as applicable, shall not, unless otherwise directed by the Corporation, recognize any such Person as a record holder of such share of Series A Preferred Stock, and (iii) the Person in whose name such share of Series A Preferred Stock was registered immediately prior to such transfer shall remain the record holder of such share of Series A Preferred Stock.
ARTICLE XV
CALCULATIONS
Whenever any provision of this Certificate of Designation requires the Corporation to calculate the Closing Prices or the VWAPs, or any function thereof, over a span of multiple days (including to calculate an adjustment to the Conversion Price), the Corporation will make appropriate adjustments to account for any adjustment to the Conversion Price that becomes effective, or any transaction or other event requiring an adjustment to the Conversion Price or requiring a Participating Dividend, where the Ex-Dividend Date or effective date, as applicable, of such transaction or event occurs, at any time during the period when such Closing Prices, VWAPs or function thereof are to be calculated. The Corporation will make all calculations under this Certificate of Designation in good faith, which calculations will, absent manifest error, control for purposes this Certificate of Designation.
ARTICLE XVI
TRANSFER AGENT, CONVERSION AGENT, AND REGISTRAR
The duly appointed Transfer Agent, Paying Agent, Conversion Agent, and Registrar for the shares of Series A Preferred Stock shall be Continental Stock Transfer and Trust Company. The Corporation may, in its sole discretion, remove the Transfer Agent, Paying Agent, Conversion Agent or Registrar in accordance with the terms and conditions of any agreement between the Corporation and such Person(s); provided that the Corporation shall appoint a successor Transfer Agent, Paying Agent, Conversion Agent or Registrar, as applicable, who shall accept such appointment prior to the effectiveness of any such removal. Upon any such removal or appointment, the Corporation shall send notice thereof to the Holders of the shares of Series A Preferred Stock.
ARTICLE XVII
SEVERABILITY
If any term of this Certificate of Designation is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein that can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless expressed stated herein.
ARTICLE XVIII
OTHER RIGHTS
The shares of Series A Preferred Stock shall not have any right, preference, privilege or voting power or relative, participating, optional or other special right, or qualification, limitation or restriction thereof, other than as set forth herein or in the Charter, Bylaws or as provided by applicable law.
ARTICLE XIX
TRANSFER RIGHTS
The shares of Series A Preferred Stock and any share of Common Stock issued upon the conversion or redemption of any share of Series A Preferred Stock may not be sold or otherwise transferred except as permitted in the Investment Agreement.
ARTICLE XX
WITHHOLDING
All payments and distributions (or deemed distributions) on the shares of Series A Preferred Stock (and any share of Common Stock issued upon the conversion or redemption of any share of Series A Preferred Stock) shall be subject to withholding and backup withholding of taxes to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the Holders to the extent timely paid by the Corporation or the Paying Agent to the appropriate taxing authority.
ARTICLE XXI
SECTION HEADINGS; CONSTRUCTION
The headings of Sections in this Certificate of Designation are provided for convenience only and will not affect its construction or interpretation. Unless otherwise specified, all references to “Section”, “Sections”,

“clause” or “clauses” refer to the corresponding Section, Sections, clause or clauses of this Certificate of Designation. All words used in this Certificate of Designation will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms and shall have the meaning “including, without limitation,” whether or not so specified. If any period expires on a day that is not a Business Day or any event or condition is required by the terms of this Certificate of Designation to occur or be fulfilled on a day that is not a Business Day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding Business Day. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean “if”. The words “herein”, “hereof” or “hereunder” and similar terms refer to this Certificate of Designation as a whole and not to any specific provision; the word “or” is not exclusive. All references herein to “$” or “dollars” refer to United States dollars and cents. Terms that are defined in this Certificate of Designation in the singular have a comparable meaning when used in the plural, and vice versa. Any contract, instrument, law or regulation defined or referred to herein means such contract, instrument, law or regulation as from time to time amended, modified or supplemented or otherwise in effect, whether or not so specified, together with any rules or regulations promulgated under any such laws.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, ANI Pharmaceuticals, Inc. has caused this Certificate of Designation to be duly executed by its authorized officer this        day of                  , 2021.
ANI PHARMACEUTICALS, INC.
By:

Name:
Title:

ANNEX A
CONVERSION NOTICE
ANI PHARMACEUTICALS, INC.
Series A Convertible Preferred Stock
Subject to the terms of the Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) of ANI Pharmaceuticals, Inc. (the “Corporation”), by executing and delivering this Conversion Notice, the undersigned Holder of [•] shares of Series A Preferred Stock directs the Corporation to convert:
[•] shares of Series A Preferred Stock registered in the name of the undersigned.
The undersigned hereby directs the Corporation to cause the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”) issued by the Corporation in response to this Conversion Notice to be registered in the following name:
      ,
and to mail evidence of book-entry of such issuance of shares of Common Stock and the cash, if any, payable in lieu of any fractional share of Common Stock otherwise issuable to the following address:

Date:

(Legal Name of Holder)
By:

Name:
Title:
[Signature Page to Conversion Notice]

SCHEDULE C
REGISTRATION RIGHTS
Section 1. Definitions.   As used in this Schedule C, the following terms have the following meanings, and terms used herein but not otherwise defined herein have the meanings assigned to them in the Agreement:
“Adverse Disclosure” means public disclosure of material non-public information that the Company has determined in good faith (after consultation with legal counsel): (i) would be required to be made in any Registration Statement or Prospectus filed with the SEC by the Company so that such Registration Statement or Prospectus would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement or Prospectus; and (iii) the Company has a bona fide business purpose for not disclosing publicly.
“Automatic Shelf Registration Statement” has the meaning set forth in Rule 405 of the Securities Act.
“Demand Notice” has the meaning set forth in Section 3(b) of this Schedule C.
“Demand Registration” has the meaning set forth in Section 3(b) of this Schedule C.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Indemnified Party” has the meaning set forth in Section 8(c) of this Schedule C.
“Indemnifying Party” has the meaning set forth in Section 8(c) of this Schedule C.
“Long-Form Registration” has the meaning set forth in Section 3(b) of this Schedule C.
“Losses” has the meaning set forth in Section 8(a) of this Schedule C.
“Marketed Offering” means a registered underwritten offering of Registrable Securities (including any registered underwritten Shelf Offering) that is consummated, withdrawn or abandoned by the applicable Shareholders following the participation by the Company’s management in a customary “road show” (including an “electronic road show”) or other similar marketing effort by the Company.
“Offering Persons” has the meaning set forth in Section 6(o) of this Schedule C.
“Piggyback Notice” has the meaning set forth in Section 4(a) of this Schedule C.
“Piggyback Registration” has the meaning set forth in Section 4(a) of this Schedule C.
“Piggyback Request” has the meaning set forth in Section 4(a) of this Schedule C.
“Proceeding” means an action, claim, suit, arbitration or proceeding (including an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or Rule 430B of the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
“Public Offering” means the sale of shares of Common Stock to the public pursuant to an effective Registration Statement (other than Form S-4 or Form S-8 or any successor form) filed under the Securities Act or any comparable law or regulatory scheme of any foreign jurisdiction.
“Registrable Securities” means, as of any date of determination, any shares of Common Stock that the Shareholders have acquired or have the right to acquire upon conversion of the Preferred Stock, and any other securities issued or issuable with respect to any such shares by way of share split, share subdivision, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise acquired. As to any particular Registrable Securities, once issued, such securities shall cease to be

Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities have been otherwise transferred, new certificates for such securities not bearing a restrictive legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) subsequent public distribution of them shall not require registration under the Securities Act and is permitted under Rule 144 without any volume, manner-of-sale or other conditions; or (iv) such securities shall cease to be issued and outstanding.
“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Rule 144” means Rule 144 of the Securities Act.
“Shelf Offering” has the meaning set forth in Section 4(c) of this Schedule C.
“Short-Form Registration” has the meaning set forth in Section 3(b) of this Schedule C.
“Take-Down Notice” has the meaning set forth in Section 4(c) of this Schedule C.
“Triggering Demand Notice” has the meaning set forth in Section 2(b) of this Schedule C.
“underwritten registration” or “underwritten offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.
“Well-Known Seasoned Issuer” has the meaning set forth in Rule 405 of the Securities Act.
Section 2. Holders of Registrable Securities.   A holder of Registrable Securities means a Shareholder that owns or has a right to acquire such Registrable Securities.
Section 3. Shelf Registration; Demand Registrations.
(a)   Filing and Effectiveness of Shelf Registration Statement.   Subject to the other applicable provisions of this Agreement, the Company shall use its reasonable best efforts to (i) prepare, file and cause to be declared effective by the SEC (if such Registration Statement is not an Automatic Shelf Registration Statement), within sixty (60) days following the Closing, a Registration Statement, in the form of a Short-Form Registration (if the Company is then eligible for the same) or in the form of a Long-Form Registration (if the Company is not then eligible for a Short-Form Registration), as applicable, covering the sale or distribution from time to time by the Shareholders pursuant to a plan of distribution acceptable to a majority of the Shareholders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities; and (ii) cause such Registration Statement (including by filing a new, replacement Registration Statement as required under the Securities Act) to remain effective under the Securities Act continuously until no Registrable Securities are outstanding.
(b)   Requests for Registration.   Subject to the following paragraphs of this Section 3(b), following the Closing, one or more Shareholders shall have the right, by delivering or causing to be delivered a written notice to the Company, to require the Company to register pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the offer, sale and distribution of the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement on Form S-3 (which, unless all Shareholders delivering such notice request otherwise, shall be (A) filed pursuant to Rule 415 of the Securities Act and (B) if the Company is a Well-Known Seasoned Issuer at the time of filing such Registration Statement with the SEC, designated by the Company as an Automatic Shelf Registration Statement), if the Company is then eligible for such short-form, or any similar or successor short-form registration (each, a “Short-Form Registration”) or, if the Company is not then eligible for such short form registration, on Form S-1 or any similar or successor long-form registration (each, a “Long-Form Registration”) (any such written notice, a “Demand

Notice” and any such registration, a “Demand Registration”), as soon as reasonably practicable after delivery of such Demand Notice, but, in any event, the Company shall be required to make the initial filing of the Registration Statement within sixty (60) days following receipt of such Demand Notice in the case of a Short-Form Registration or within ninety (90) days following receipt of such Demand Notice in the case of a Long-Form Registration; provided, however, that, unless a Shareholder requests to have registered all of its Registrable Securities, a Demand Notice may only be made if the sale of the Registrable Securities requested to be registered by such Shareholders is reasonably expected to result in aggregate gross cash proceeds in excess of $25,000,000 (without regard to any underwriting discount or commission). Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(b), the Company shall use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as promptly as practicable after the filing thereof (if such Registration Statement is not an Automatic Shelf Registration Statement).
(i)   No Demand Registration shall be deemed to have occurred for purposes of this Section 3(b) or Section 4(c), and any Demand Notice delivered in connection therewith shall not count as a Demand Notice for purposes of Section 3(f) or 4(c), if (A) the Registration Statement relating thereto (and covering not less than all Registrable Securities specified in the applicable Demand Notice for sale in accordance with the intended method or methods of distribution specified in such Demand Notice) (1) does not become effective, or (2) is not maintained as effective for the period required pursuant to this Section 3, (B) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, or (C) the conditions to closing specified in any underwriting agreement, purchase agreement, or similar agreement entered into in connection with the registration relating to such request are not satisfied other than as a result of the Shareholders’ actions.
(ii)   Each Demand Notice made pursuant to this Section 3(b) must: (A) state that it is a notice to initiate a Demand Registration under this Agreement; (B) identify the Shareholders effecting the request; and (C) specify the number of Registrable Securities of each such Shareholder to be registered and the intended method(s) of disposition thereof.
(iii)   Except as otherwise agreed by all Shareholders with Registrable Securities subject to a Demand Registration, the Company shall maintain the continuous effectiveness of the Registration Statement with respect to such Demand Registration until the earliest to occur of (x) the date on which such securities cease to be Registrable Securities, (y) the date on which such Registrable Securities have actually been sold and (z) one hundred eighty (120) days after the effective date of such Registration Statement.
(iv)   Within five (5) Business Days after receipt by the Company of a Demand Notice pursuant to this Section 3(b) (the “Triggering Demand Notice”), the Company shall deliver a written notice of any such Demand Notice to all other holders of Registrable Securities, and the Company shall, subject to the provisions of Section 3(c), include in such Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein meeting all of the requirements of a Demand Notice under this Agreement (whether or not any of the other Shareholders demanding such inclusion have exercised such Shareholders’ conversion rights) within five (5) days after the date that such notice from the Company has been delivered; provided that (A) all of such other Shareholders must agree to the plan of distribution proposed by the Shareholders who delivered the Triggering Demand Notice and (B) in connection with any underwritten registration, such holders must agree to abide and be bound by the underwriting agreement approved by the Company and the Shareholders who delivered the Triggering Demand Notice as if they were such Shareholders. All requests made pursuant to the preceding sentence shall specify the aggregate amount of Registrable Securities to be registered and the intended method of distribution of such securities.
(v)   For the avoidance of doubt, an underwritten registration pursuant to a Demand Registration must be made pursuant to an effective shelf Registration Statement filed pursuant to Section 3(a) hereof, if an effective shelf Registration Statement is available.

(c)   Priority on Demand Registration.   If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in an underwritten offering, and the managing underwriter(s) advise the holders of such securities in writing that in its good faith opinion the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the price, timing or distribution of such underwritten offering, then there shall be included in such underwritten offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter(s) can be sold without adversely affecting such underwritten offering, and such number of Registrable Securities shall be allocated pro rata among the Shareholders of Registrable Securities that have requested to participate in such Demand Registration on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by such holders. No Registrable Securities excluded from the underwriting by reason of the managing underwriter’s marketing limitations shall be included in such offering.
(d)   Postponement of Registration.   The Company shall be entitled to postpone the filing (but not the preparation) or the initial effectiveness of, or suspend the use of, a Registration Statement, in each case for a reasonable period of time not more than twice in any twelve (12) month period and that does not exceed (x) sixty (60) days on any one occasion or (y) in the aggregate together with all other such postponements or suspensions, ninety (90) days in any twelve (12) month period, if the Company delivers, as applicable, to the Shareholders requesting registration or the Shareholders named in a Registration Statement filed pursuant to Section 3(a) a certificate signed by an executive officer certifying that such registration and offering would (A) require the Company to make an Adverse Disclosure or (B) materially interfere with any bona fide material financing, acquisition, disposition or other similar transaction involving the Company or any of its Subsidiaries then under consideration. Such certificate shall contain a statement of the reasons for such postponement and an estimate of the anticipated delay. The Shareholders receiving such certificate shall keep the information contained in such certificate confidential subject to the same extent and on the same terms and conditions as set forth in Section 6(o).
(i)   If the Company shall so postpone the filing of a Registration Statement in accordance with this Section 3(d) or suspend its use following the delivery of a Demand Notice, the Shareholders who sent the Demand Notice initiating such registration shall have the right to withdraw such Demand Notice pursuant to Section 3(b) by giving written notice to the Company during the period beginning from the date of postponement notice to the tenth (10th) day prior to the anticipated termination date of the postponement period, as provided in the certificate delivered to the applicable Shareholders and, for the avoidance of doubt, upon such withdrawal, the withdrawn request shall not constitute a Demand Notice; provided that, in the event such Shareholders do not so withdraw their Demand Notice, the Company shall continue to prepare a Registration Statement during such postponement such that, if the Company exercises its rights under this Section 3(d), it shall be in a position to and shall, as promptly as practicable following the expiration of the applicable deferral or suspension period, file or update and use its reasonable efforts to cause the effectiveness of the applicable deferred or suspended Registration Statement.
(ii)   In the event the Company exercises its rights to postpone the initial effectiveness of, or suspend the use of, a Registration Statement, the Shareholders participating in such Demand Registration shall suspend, promptly upon their receipt of the certificate referred to above, use of the Prospectus relating to such Demand Registration or the Prospectus contained within the Registration Statement filed pursuant to Section 3(a) in connection with any sale or offer to sell Registrable Securities.
(e)   Cancellation of a Demand Registration.   Holders of a majority of the Registrable Securities subject to the original Triggering Demand Notice shall have the right to notify the Company that they have determined that the applicable Registration Statement be abandoned or withdrawn by giving written notice of such abandonment or withdrawal at any time prior to the effective time of such Registration Statement, in which event the Company shall abandon or withdraw such Registration Statement; provided that any Demand Notice underlying such abandonment or withdrawal shall not be deemed to be a Demand Notice for purposes of Section 3(f) if such Demand Notice is abandoned or withdrawn in response to a material adverse change regarding the Company or a material adverse change in the financial markets generally. The Company shall cease all efforts to secure registration following any such abandonment or withdrawal.
(f)   Number of Demand Notices.   In connection with the provisions of this Section 3, the Shareholders collectively shall have two (2) Demand Notices in connection with Marketed Offerings, which they are permitted to deliver (or cause to be delivered) to the Company hereunder; provided that in connection therewith, the Company shall cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including participation in “road shows”); provided that (A) the Shareholders may not make a Demand Registration request commencing on the date on which the Company, previously or simultaneously notified the holders of Registrable Securities of its intention to file a Registration Statement ( such Registration Statement being hereinafter referred to as the “Preceding Registration Statement”) and ending with the earliest of (1) if such Preceding Registration Statement is filed within 15 days after such notification of intention to file but has not become effective, 60 days following the filing of such Preceding Registration Statement, (2) if such Preceding Registration Statement has not been filed on or before the 30th day after such notification of intention to file, 75 days after notification of intention to file and (3) the date of abandonment by the Company of its intention to file such Preceding Registration Statement or the date of withdrawal of the request by a holder making the request; provided, however, that the Company may not give another notification to the holders of Registrable Securities of its intention to file a Preceding Registration Statement unless (X) following the last day of the period described in clauses (1), (2) or (3) above, as applicable, the Company has performed its obligations hereunder with respect to a Demand Notice in connection with a Marketed Offering and an underwritten offering thereunder has been launched and priced or (Y) 60 days have elapsed since the end of the period described in clauses (1), (2) or (3) above, as applicable, and (B) the Shareholders may not make a Demand Registration requesting to launch an underwritten offering within the period commencing ten days prior to the end of any fiscal quarter of the Company and ending two (2) Business Days following the date on which the Company shall publicly announce its earnings for such fiscal quarter or the year ending on such fiscal quarter. For the avoidance of doubt, the Shareholders shall have no further rights to Demand Registrations of its Registrable Securities other than pursuant to this Section 3(f).
Section 4. Piggyback Registration; Shelf Take Down.
(a)   Right to Piggyback.   Except with respect to a Demand Registration, the procedures for which are addressed in Section 3, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock, whether or not for sale for its own account and whether or not an underwritten offering or an underwritten registration (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed to effectuate an exchange offer or any employee benefit or dividend reinvestment plan), then the Company shall give prompt written notice of such filing no later than five (5) Business Days prior to the filing date (the “Piggyback Notice”) to all of the holders of Registrable Securities. The Piggyback Notice shall offer such holders the opportunity to include (or cause to be included) in such Registration Statement the number of Registrable Securities as each such holder may request (each registration wherein a holder participates in accordance with this Section 4, a “Piggyback Registration”). Subject to Section 4(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein (each a “Piggyback Request”) within five (5) Business Days after notice has been given to the applicable holder. The Company shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (x) one hundred twenty (120) days after the effective date thereof and (y) consummation of the distribution of the Common Stock (other than the Registrable Securities identified in such Piggyback Requests) that are the subject of such Registration Statement proposed to be filed by the Company.
(b)   Priority on Piggyback Registrations.   If any of the Registrable Securities to be registered pursuant to the registration giving rise to the rights under this Section 4 are to be sold in an underwritten offering, the Company shall use reasonable best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit holders of Registrable Securities who have timely submitted a Piggyback Request in connection with such offering to include in such offering all Registrable Securities included in each holder’s Piggyback Request on the same terms and subject to the same conditions as any other shares, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter(s) of such underwritten offering advise the Company in writing that it is their good faith opinion the total number or dollar amount of securities that such holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the price, timing or distribution of the securities in such offering, then there shall be included in such underwritten offering the number or dollar amount of securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows:
(i)   if the registration involves an underwritten primary offering on behalf of the Company, (A) first, all securities proposed to be sold by the Company for its own account; (B) second, all Registrable Securities requested to be included in such registration by the Shareholders pursuant to this Section 4, pro rata among such holders on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by all holders that made such Piggyback Request; and (C) third, all other securities requested to be included in such Registration Statement by other holders of securities entitled to include such securities in such Registration Statement pursuant to piggyback registration rights; provided that any Shareholder may, prior to the earlier of (x) the effectiveness of the Registration Statement and (y) the time at which the offering price or underwriter’s discount are determined with the managing underwriter(s), withdraw its request to be included in such registration pursuant to this Section 4.
(ii)   if the registration involves an underwritten offering that was initially requested by any Person(s) (other than a Shareholder) to whom the Company has granted registration rights which are not inconsistent with the rights granted in, and do not otherwise conflict with the terms of, this Agreement, (A) first, the securities requested to be included in such underwritten offering by such other Person(s) pro rata among such Person(s) on the basis of the percentage of the securities requested to be included in such Registration Statement by all holders that made such request; (B) second, all Registrable Securities requested to be included in such registration by the Shareholders pursuant to this Section 4, pro rata among such holders on the basis of the percentage of the Registrable Securities requested to be included in such Registration Statement by all holders that made such Piggyback Request; (C) third, all other securities requested to be included in such Registration Statement by other holders of securities entitled to include such securities in such Registration Statement pursuant to piggyback registration rights; and (D) fourth, all securities requested to be included in such Registration Statement by the Company for its own account; provided that any Shareholder may, prior to the earlier of (x) the effectiveness of the Registration Statement and (y) the time at which the offering price or underwriter’s discount are determined with the managing underwriter(s), withdraw its request to be included in such registration pursuant to this Section 4.
(c)   Shelf-Take Downs.   At any time that a shelf Registration Statement covering Registrable Securities pursuant to Section 3 or Section 4 (or otherwise) is effective, if any Shareholder delivers a notice to the Company (each, a “Take-Down Notice”) stating that it intends to sell all or part of its Registrable Securities included by it on the shelf Registration Statement (each, a “Shelf Offering”) and provides all information necessary to permit inclusion of such Registrable Securities on such shelf Registration Statement, then the Company shall amend or supplement the shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering. In connection with any Shelf Offering, including any Shelf Offering that is an underwritten offering (including a Marketed Offering):
(i)   such proposing holder(s) shall also deliver the Take-Down Notice to all other holders of Registrable Securities included on such shelf Registration Statement and permit each such holder to include its Registrable Securities included on the shelf Registration Statement in the Shelf Offering if such holder notifies the proposing holder(s) and the Company within five (5) days after delivery of the Take-Down Notice to such holder; and
(ii)   if the Shelf Offering is underwritten, in the event that the managing underwriter(s) of such Shelf Offering advise such holders in writing that it is their good faith opinion the total number or dollar amount of securities proposed to be sold exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be included, then the managing underwriter(s) may limit the number of Registrable Securities which would otherwise be included in such Shelf Offering in the same manner as described in Section 3(c) with respect to a limitation of shares to be included in a registration; and the Shareholder request shall be deemed to be a demand subject to the provisions of Section 3(b) (subject to Section 3(e)), and shall decrease by one the number of Demand Notices the Shareholders are entitled to pursuant to Sections 3(f)(i) and 3(f)(ii), as applicable.
Section 5. Restrictions on Public Sale by Holders of Registrable Securities.
(a)   If any registration pursuant to Section 3 or Section 4 of this Schedule C shall be in connection with any: (i) Marketed Offering (including with respect to a Shelf Offering pursuant to Sections 3(a) or 4(c) hereof), the Company will cause each of its executive officers and directors to sign a customary “lock-up” agreement containing provisions consistent with those contemplated pursuant to Section 5(b); or (ii) underwritten offering (including with respect to a Shelf Offering pursuant to Sections 3(a) or 4(c) hereof), the Company will also not effect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) (other than a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account, within sixty (60) days after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a shelf Registration Statement) for such offering except as may otherwise be agreed with the holders of the Registrable Securities in such offering.
(b)   Each Shareholder agrees, in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 3 or Section 4 of this Schedule C, as applicable, that, if requested in writing by the managing underwriter or underwriters in such offering, it will not (i) subject to customary exceptions, effect any public sale or distribution of any of the Company’s securities (except as part of such underwritten offering), including, without limitation, a sale pursuant to Rule 144 or any swap or other economic arrangement that transfers to another Person any of the economic consequences of owning Common Stock, or (ii) give any Demand Notice during the period(s) set forth under Section 3(f)(B) hereof. In connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 3 or Section 4 of this Schedule C, the Company, or, if Shareholders will be selling more Registrable Securities in the offering than the Company, Shareholders holding a majority of the Registrable Securities shall be responsible for negotiating all “lock-up” agreements with the underwriters and, in addition to the foregoing provisions of this Section 5, the Shareholders agree to execute the form so negotiated; provided that the form so negotiated is reasonably acceptable to the Company or the Shareholders, as applicable, and consistent with the agreement set forth in this Section 5 and that the Company’s executive officers and directors shall also have executed a form of agreement substantially similar to the agreement so negotiated, as applicable, subject to customary exceptions applicable to natural persons.
Section 6. Registration Procedures.   If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3 or Section 4 of this Schedule C, the Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall use its reasonable best efforts, as promptly as practicable to the extent applicable, to:
(a)   prepare and file with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the holders thereof or by the Company in accordance with the intended method or methods of distribution thereof and in accordance with this Agreement, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that, before filing a Registration Statement or Prospectus or any amendment or supplement thereto (including documents that would be incorporated or deemed to be incorporated therein by reference, except to the extent that such documents shall have previously been filed with or furnished to the SEC or are in final, executed form), the Company shall furnish or otherwise make available to counsel for the holders of the Registrable Securities covered by such Registration Statement (who may share such documents with their clients) and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors; provided that nothing in this Section 6(a) is intended to effect any waiver of the Company’s attorney-client or other legal privilege. The Company shall not file any such Registration Statement or Prospectus or any amendment or supplement thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein, except to the extent that such documents shall have previously been filed with or furnished to the SEC or are in final, executed form) with respect to a Demand Registration to which the holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company’s counsel, such filing is necessary to comply with applicable law;
(b)   prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 of the Securities Act;
(c)   notify counsel to each selling holder of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person or such selling holder) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (if such Registration Statement is not an Automatic Shelf Registration Statement), (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceeding for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 6(n) of this Schedule C cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) if the Company has knowledge of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any change in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling Shareholders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);
(d)   prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practicable;
(e)   if requested by the managing underwriters, if any, or the holders of a majority of the then-issued and outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the managing underwriters, if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any action under this Section 6(e) that is not, in the opinion of counsel for the Company, in compliance with applicable law;
(f)   furnish or make available to counsel for each selling holder of Registrable Securities and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such counsel, the holder such counsel represents or such underwriter); provided that the Company may furnish or make available any such document in electronic format;
(g)   deliver to each selling holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; provided that the Company may furnish or make available any such document in electronic format (other than, in the case of a Marketed Offering, upon the request of the managing underwriters thereof for printed copies of any such Prospectus or Prospectuses); and the Company, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;
(h)   prior to any Public Offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to taxation or general service of process in any such jurisdiction where it would not otherwise be subject but for this Agreement;
(i)   cooperate with, and direct the Company’s transfer agent to cooperate with, the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely settlement of any offering or sale of Registrable Securities, including the preparation and delivery of certificates (not bearing any legend) or book-entry (not bearing stop transfer instructions) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement and, in connection therewith, if reasonably required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of any Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorization, certificate, or direction required by the transfer agent that authorizes and directs the transfer agent to issue such Registrable Securities without restriction upon sale by the holder of such shares of Registrable Securities under the Registration Statement;
(j)   upon the occurrence of, or, if later, the Company’s receipt of knowledge of, any event contemplated by Section 6(c)(vi) of this Schedule C, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus (then in effect) or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such that the Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(k)   prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;
(l)   provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;
(m)   cause all shares of Registrable Securities covered by such Registration Statement to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time listed on such exchange, as the case may be, prior to the effectiveness of such Registration Statement;
(n)   enter into such agreements (including underwriting agreements in form, scope and substance as is customary in underwritten offerings and such other documents reasonably required under the terms of such underwriting agreements, including customary legal opinions and auditor “comfort” letters) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities;
(o)   in connection with a customary due diligence review, make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by such selling holders or underwriter (collectively, the “Offering Persons”), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such Offering Persons in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Offering Persons except (i) where disclosure of such information is requested or legally compelled (in either case pursuant to the terms of a valid and effective subpoena or order issued by a court of competent jurisdiction or a federal, state or local governmental or regulatory body or pursuant to a civil investigative demand or similar judicial process), (ii) where such information is or becomes generally known to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Offering Persons in violation of this Agreement, (iii) where such information (A) was known to such Offering Persons on a nonconfidential basis (prior to its disclosure by the Company) from a source other than the Company that, after reasonable inquiry, is entitled to disclose such information and is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) was in the possession of the Offering Persons on a nonconfidential basis prior to its disclosure to the Offering Persons by the Company or (C) is subsequently developed by the Offering Persons without using all or any portion of such information or violating any of the obligations of such Persons under this Agreement or (iv) for disclosure in connection with any suit, arbitration, claim or litigation involving this Agreement or against any Offering Person under federal, state or other securities laws in connection with the offer and sale of any Registrable Securities. In the case of a proposed disclosure pursuant to (i) (or, unless such Person and the Company are adversaries in such suit, arbitration, claim or litigation, (iv)) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and to cooperate with the Company, at the Company’s cost, in any effort the Company undertakes to obtain a protective order or other remedy. In the event that such protective order or other remedy is not obtained, or that the Company waives compliance with this provision, the Offering Persons will furnish only that portion of such information that the Offering Persons are advised by legal counsel is legally required and will exercise their reasonable best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded such information;
(p)   cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of reasonable best efforts to obtain FINRA’s pre-clearance or pre-approval of the Registration Statement and applicable Prospectus upon filing with the SEC; and
(q)   cause its officers and employees to use their respective reasonable best efforts to support the reasonable marketing of the Registrable Securities covered by the Registration Statement (including participation in, and preparation of materials for, any “road show”) in a Marketed Offering.
Each holder of Registrable Securities as to which any registration is being effected shall promptly furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing as a condition for any Registrable Securities to be included in the applicable registration hereunder. For the avoidance of doubt, failure of any holder of Registrable Securities to furnish the Company with such information as requested by the Company pursuant to the preceding sentence shall relieve the Company of any obligation hereunder to include the applicable Registrable Securities of such holder in the Registration Statement with respect to which such information was requested.
Each Shareholder agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), (iii), (iv) or (v) of this Schedule C, such holder will forthwith discontinue disposition of such Registrable Securities pursuant to such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(j) of this Schedule C, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filing that is incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the holder is required to discontinue disposition of such securities.
Section 7. Registration Expenses.   All fees and expenses incurred by the Company and incident to the performance of or compliance with this Agreement by the Company (including (i) all registration and filing fees (including fees and expenses with respect to (A) all SEC, stock exchange or trading system and FINRA registration, listing, filing and qualification and any other fees associated with such filings, including with respect to counsel for the underwriters and any qualified independent underwriter in connection with FINRA qualifications, (B) rating agencies and (C) compliance with securities or “blue sky” laws, including any reasonable fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 6(h) of this Schedule C), (ii) fees and expenses of the financial printer, (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants, including the expenses of any special audits or “comfort letters” required by or incident to such performance and compliance) and all reasonable fees and expenses of one counsel (together with any appropriate local counsel(s)) retained by the holders of Registrable Securities, shall be borne by the Company, whether or not any Registration Statement is filed or becomes effective. All underwriters’ discounts and selling commissions, in each case related to Registrable Securities registered in accordance with this Agreement, shall be borne by the holders of Registrable Securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.
Section 8. Indemnification.
(a)   Indemnification by the Company.   The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, its officers, directors, partners and managing members and each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all reasonably foreseeable losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses actually incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, in each case arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, Prospectus, offering circular, any amendments or supplements thereto, “issuer free writing prospectus” (as such term is defined in Rule 433 of the Securities Act) or other document (including any related Registration Statement, notification, or the like or any materials prepared by or on behalf of the Company as part of any “road show” (as defined in Rule 433(h) of the Securities Act)) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and (without limitation of the preceding portions of this Section 8(a)) will reimburse each such holder, each of its officers, directors, partners and managing members and each Person who controls each such holder, for any reasonable and documented out-of-pocket legal and any other expenses actually incurred in connection with investigating and defending or, subject to the last sentence of this Section 8(a), settling any such Loss or action; provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such holder, but only if such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information regarding such holder of Registrable Securities furnished to the Company by such holder of Registrable Securities or its authorized representatives expressly for inclusion therein. It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld).
(b)   Indemnification by Holder of Registrable Securities.   In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder of Registrable Securities shall indemnify, to the fullest extent permitted by law, severally and not jointly with any other participating holder of Registrable Securities, the Company, its officers, directors and managing members and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) against all Losses arising out of or based on any untrue statement of a material fact contained in such Registration Statement, Prospectus, offering circular, any amendments or supplements thereto, “issuer free writing prospectus” (as such term is defined in Rule 433 of the Securities Act) or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company or such officers, directors, managing members and control persons for any reasonable and documented out-of-pocket legal or any other expenses actually incurred in connection with investigating or defending any such Loss or action, subject to the immediately following proviso, settling any such Loss or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular, any amendments or supplements thereto, “issuer free writing prospectus” (as such term is defined in Rule 433 of the Securities

Act) or other document in reliance upon and in conformity with written information regarding such holder of Registrable Securities furnished to the Company by such holder of Registrable Securities or its authorized representatives expressly for inclusion therein; provided, however, that the foregoing obligations shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such holder of Registrable Securities shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities covered by such Registration Statement.
(c)   Conduct of Indemnification Proceedings.   If any Person shall be entitled to indemnification hereunder (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (each, an “Indemnifying Party”) of any claim or of the commencement of any Proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, in which case the Indemnified Party shall have the right to employ separate counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 8) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification under this Section 8).
(d)   Contribution.   If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total net proceeds received by such holder from the sale of the Registrable Securities giving rise to such contribution obligation and sold by such holder exceeds the amount of any damages that such holder has otherwise been required to pay by reason of the applicable action, statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the holders of Registrable Securities to contribute pursuant to this Section are several and not joint.
(e)   Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
Section 9. Rule 144.   The Company shall use reasonable best efforts to: (i) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, to the extent required from time to time to enable all holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144; and (ii) so long as any Registrable Securities are issued and outstanding, furnish holders thereof upon request (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act and (B) a copy of the most recent annual or quarterly report of the Company (except to the extent the same is available on EDGAR).
Section 10. Underwritten Registrations.   In connection with any underwritten offering of Registrable Securities included in any Demand Registration, the investment banker or investment bankers and managers shall be selected by the Shareholders holding the majority of Registrable Securities included in such Demand Registration, including any Shelf Offering, initiated by such Shareholders, subject to the reasonable satisfaction of the Company.
Section 11. Miscellaneous.
(a)   Amendments and Waivers.   The provisions of this Schedule C, including the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given by, but only with, the written consent of the Shareholders holding a majority of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement.
(b)   Successors and Assigns; Shareholder Status.   The provisions of this Schedule C shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent holders of Registrable Securities acquired, directly or indirectly, from the Shareholders in compliance with any restrictions on transfer or assignment; provided, however, that (x) the Company may not assign this Agreement (in whole or in part) without the prior written consent of the holders of a majority of the Registrable Securities and (y) such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A of this Schedule C promptly following the acquisition of such Registrable Securities (including the provision of an address, which the Company may use as the Shareholder’s notice address for purposes of Section 11(b) of this Schedule C unless such address is changed in accordance with such Section by notice).
(c)   [INTENTIONALLY OMITTED].
(d)   Securities Held by the Company or its Subsidiaries.   Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.
(e)   Specific Performance; Further Assurances.   The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach. The parties hereto agree that in the event the registrations and sales of Registrable Securities are effected pursuant to the laws of any jurisdiction outside of the United States, such parties shall use their respective reasonable best efforts to give effect as closely as possible to the rights and obligations set forth in this Schedule C, taking into account customary practices of such foreign jurisdiction, including executing such documents and taking such further actions as may be reasonably necessary in order to carry out the foregoing.
(f)   Term; Other Agreements.   The provisions of this Schedule C shall terminate with respect to a Shareholder on the date on which such Shareholder ceases to hold Registrable Securities; provided that such Shareholder’s rights and obligations pursuant to Section 8 of this Schedule C, as well as the Company’s obligations to pay expenses pursuant to Section 7 of this Schedule C, shall survive with respect to any Registration Statement in which any Registrable Securities of such Shareholders were included. From and after the date of this Agreement, the Company shall not, without the consent of the Shareholders holding a majority of the Registrable Securities, enter into any agreement with any Person, including any holder or prospective holder of any securities of the Company, giving any registration rights (i) the terms of which are more favorable than, senior to or conflict with, the registration rights granted to the Shareholders hereunder or (ii) permitting such Person to exercise a demand registration right during the period expiring on the second anniversary of the date hereof; provided that the Company may enter into an agreement granting such rights if such agreement provides the Shareholders with piggyback rights consistent with those granted to the Shareholders pursuant to Section 4 of this Schedule C, and, if such agreement contains any underwriter cutbacks consistent with Section 4(b) of this Schedule C, then the Shareholders shall participate with such other holders on a pro rata basis; and provided, further, that the Company may enter into an agreement granting such demand rights in connection with the issuance of securities of the Company pursuant to (i) a bona fide material acquisition, disposition or other similar transaction involving the Company or any of its Subsidiaries, (ii) an exchange of indebtedness of the Company into equity and (iii) a proposed resale of convertible securities of the Company by any holder thereof, in each case, to the extent that the entering into of such an agreement is customary in a transaction of the type contemplated.
[Signature Page Follows]

EXHIBIT A
ADDENDUM AGREEMENT
This Addendum Agreement (this “Addendum Agreement”) is made this [•] day of [•], 20[•], by and between [•], a [•] (the “New Shareholder”), and ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to an Equity Commitment and Investment Agreement dated as of March 8, 2021 (the “Agreement”), by and among the Company and Ampersand 2020 Limited Partnership, a Delaware limited partnership. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
W I T N E S S E T H:
WHEREAS, the Company has agreed to provide registration rights with respect to the Registrable Securities on the terms and subject to the conditions set forth in the Agreement; and
WHEREAS, the New Shareholder has acquired the number and type of Registrable Securities specified below directly or indirectly from a Shareholder in accordance with the Agreement and all applicable law;
WHEREAS, the Company and the Shareholders have required in the Agreement that all Persons desiring registration rights pursuant to the Agreement must enter into an Addendum Agreement binding the New Shareholder to the Agreement to the same extent as if it were an original party thereto; and
WHEREAS, the New Shareholder has caused this Addendum Agreement to be executed by a duly authorized individual.
NOW, THEREFORE, in consideration of the premises recited above and intending to be bound, the New Shareholder acknowledges that it has received and read the Agreement and that the New Shareholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement (or as otherwise provided therein) and shall be deemed to be a Shareholder thereunder. The Company may rely on the foregoing acknowledgement without further inquiry and is relieved of any liability for such reliance.

[Name of New Shareholder]
By:

Name:
By:

Name:
Title:
Registrable Securities:
Type:
Number:
Notice Address:
Attn:
Email:

[Name of New Shareholder]
By:

Name:
By:

Name:
Title:
Registrable Securities:
Type:
Number:
Notice Address:
Attn:
Email:

Annex C
ANNEX C — OPINION OF HOULIHAN LOKEY CAPITAL, INC.
March 8, 2021
ANI Pharmaceuticals, Inc.
210 Main Street West
Baudette, MN 56623
Attn: Board of Directors
Dear Members of the Board of Directors:
We understand that ANI Pharmaceuticals, Inc. (“Parent”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) by and among Parent, Nile Merger Sub LLC, a wholly owned subsidiary of Parent (“Merger Sub”), Novitium Pharma LLC (the “Company”), Esjay LLC, Chali Properties, LLC, Chad Gassert, Muthusamy Shanmugam, Thorappadi Vijayaraj and Shareholder Representative Services LLC as representative of the members of the Company, pursuant to which, among other things, (i) Merger Sub will merge (the “Merger”) with the Company, (ii) the Company will survive the Merger as a wholly owned subsidiary of Parent, and (iii) all of the outstanding units of membership interest (“Company Interests”) of the Company will be converted into the right to receive, in the aggregate, (a) $89,500,000 in cash (the “Cash Consideration”), subject to adjustment as provided in the Agreement, (b) 2,466,667 shares (the “Stock Consideration”) of common stock, par value $0.0001 per share (“Parent Common Stock”), of Parent and (c) the contingent right to receive up to $46,500,000 in cash following the consummation of the Merger subject to and in accordance with the terms and conditions set forth in the Agreement (as to which terms and conditions we express no view or opinion) (the “Earn-Out Consideration” and, together with the Cash Consideration and the Stock Consideration, the “Consideration”). We in addition understand that in connection with the Merger, Parent intends to issue convertible preferred stock of Parent to one or more investors with aggregate proceeds of up to $25,000,000 (the “Equity Financing”).
The Board of Directors (the “Board”) of Parent has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Board as to whether, as of the date hereof, the Consideration to be issued and paid by Parent in the Merger pursuant to the Agreement is fair to Parent from a financial point of view.
In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:
1.
reviewed a draft, dated March 7, 2021, of the Agreement;

2.
reviewed certain publicly available business and financial information relating to Parent and the Company that we deemed to be relevant;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Parent made available to us by Parent, including financial projections prepared by the management of Parent relating to Parent (the “Parent Projections”);

4.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company and Parent, including financial projections prepared by the management of the Company relating to the Company (the “Company Projections”);

5.
spoken with certain members of the managements of Parent and the Company and certain of their respective representatives and advisors regarding the respective businesses, operations, financial condition and prospects of Parent, the Company, the Merger and related matters;
6.
compared the financial and operating performance of Parent and the Company with that of companies with publicly traded equity securities that we deemed to be relevant;

7.
considered the publicly available financial terms of certain transactions that we deemed to be relevant;

8.
reviewed the current and historical market prices for certain of Parent’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that we deemed to be relevant; and

9.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. You have advised us, and at your direction we have assumed, that the Parent Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Parent as to the future financial results and condition of Parent and the other matters covered thereby. In addition, at your direction, we have assumed that the Company Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial results and condition of the Company and the other matters covered thereby. At your direction, we have assumed that the Parent Projections and the Company Projections provide a reasonable basis on which to evaluate Parent, the Company and the Merger, and we have, at your direction, used and relied upon the Parent Projections and the Company Projections for purposes of our analyses and this Opinion. We express no view or opinion with respect to the Parent Projections, the Company Projections or the respective assumptions on which they are based. For purposes of our analyses and this Opinion, we have assumed with your consent that the entire amount of the Earn-Out Consideration will be paid, without reference to the timing or amounts of the payments comprising the Earn-Out Consideration that may be indicated by the Company Projections. We express no view or opinion with respect to the timing or amounts of such payments or the circumstances under which the Earn-Out Consideration is payable pursuant to the Agreement, including, without limitation, the timing or likelihood of achieving such circumstances. We have relied upon and assumed, without independent verification, that there has been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or Parent since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We also have relied upon, without independent verification, the assessments of the management of Parent as to the validity and marketability of, and risks associated with, the current and future products of Parent and the Company (including, without limitation, development, testing and marketing of such products; the receipt of all necessary governmental and other regulatory approvals for the development, testing and marketing of such products; and the life of all relevant patents and other intellectual and other property rights associated with such products), and we have assumed, at your direction, that there will be no developments with respect to any such matters that would adversely affect our analyses or this Opinion.
We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger will be satisfied without waiver thereof, and (d) the Merger will be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all respects with all applicable federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of the Company or Parent, or otherwise have an effect on the Merger, the Company or Parent or any expected benefits of the Merger that would be material to our analyses or this Opinion. At your direction, we have also relied upon and assumed, without independent verification, that any adjustments to the Cash Consideration pursuant to the Agreement or otherwise will not be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any respect from the draft of the Agreement identified above.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of Parent, the Company or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Parent or the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Parent or the Company is or may be a party or is or may be subject.
This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Merger, and this Opinion does not purport to address potential developments in any such markets. Furthermore, as you are aware, there is significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on our analyses and this Opinion. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof.
We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Merger, the securities, assets, businesses or operations of Parent, the Company or any other party, or any alternatives to the Merger, (b) negotiate the terms of the Merger, (c) advise the Board, Parent or any other party with respect to alternatives to the Merger, or (d) identify, introduce to the Board, Parent or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the Merger. We are not expressing any opinion as to what the value of the Parent Common Stock actually will be when issued in the Merger pursuant to the Agreement or the price or range of prices at which the Parent Common Stock or Company Interests may be purchased or sold, or otherwise be transferable, at any time.
This Opinion is furnished for the use of the Board in its capacity as such in connection with its evaluation of the Merger and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, Parent, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise, including, without limitation, whether any party should participate in the Equity Financing.
In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Parent, the Company or any other party that may be involved in the Merger and their respective affiliates or security holders or any currency or commodity that may be involved in the Merger.

Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Parent, the Company, other participants in the Merger, or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and such affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Parent, the Company, other participants in the Merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
Houlihan Lokey will receive a fee for rendering this Opinion, which is not contingent upon the consummation of the Merger. In addition, Parent has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.
We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, Parent, its security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of Parent, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available for Parent or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of Parent’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Parent’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) the appropriate capital structure of Parent, whether Parent should be issuing debt or equity securities or a combination of both in the Merger, or the form, structure or any aspect or terms of any debt or equity financing for the Merger (including, without limitation, the Equity Financing) or the likelihood of obtaining such financing, (vii) the allocation of the Consideration among the Cash Consideration, the Stock Consideration and the Earn-Out Consideration, (viii) whether or not Parent, the Company, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (ix) the solvency, creditworthiness or fair value of Parent, the Company or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (x) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Consideration or otherwise. Furthermore, we are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the assessments by the Board, Parent, the Company and their respective advisors, as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to Parent, the Company and the Merger or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Consideration to be issued and paid by Parent in the Merger pursuant to the Agreement is fair to Parent from a financial point of view.
Very truly yours,
HOULIHAN LOKEY CAPITAL, INC.

APPENDIX A
Adjusted EBITDA Reconciliation
(unaudited, in thousands)
December 31, 2020
Net (Loss)/Income	$(22,548)
Add/(Subtract):
Interest expense, net and other expense, net	9,946
Provision/(Benefit) for income taxes	(3,414)
Depreciation and amortization	44,638
Cortrophin pre-launch charges	11,263
Stock-based compensation(1)	9,470
CEO transition items(2)	7,386
Cortrophin team restructuring	401
Acquired IPR&D expense	3,784
Excess of fair value over cost of acquired inventory	4,296
Asset impairments(3)	1,330
Charges related to market exits	567
Transaction and integration expenses	—
Adjusted EBITDA	$67,119

(1)
For the year ended December 31, 2020, Stock-based compensation excludes $3.4 million of stock-based compensation expense associated with the departure of our former President and CEO. This amount is included in this table as part of CEO transition items.

(2)
CEO transition items for the year ended December 31, 2020 is comprised of $3.4 million of stock-based compensation expense and $3.1 million of expense for salary continuation, bonus and other fringe benefits associated with the departure of our former President and CEO, as well as certain legal and recruiting costs related to the search for a permanent replacement.

(3)
For the three months ended December 31, 2020, Asset impairments is comprised of the impairment of a marketing and distribution right intangible asset. For the year ended December 31, 2020, Asset impairments is comprised of finished goods inventory reserves for Bretylium, accounts receivable reserves due to customer bankruptcy, and the impairment of the marketing and distribution right intangible asset, tempered by a modest recovery of previously reserved inventory related to market exits. For the three and twelve month period ended December 2019, Asset impairments was comprised of the impairment of a product right intangible asset.

Appendix B
Adjusted non-GAAP Net Income and Adjusted non-GAAP Diluted Earnings per Share Reconciliation
(unaudited, in thousands, except per share amounts)
December 31, 2020
Net (Loss)/Income	$(22,548)
Add/(Subtract):
Non-cash interest expense	1,788
Depreciation and amortization expense	44,638
Cortrophin pre-launch charges	11,263
Expensed FDA approval milestone payment	—
Acquired IPR&D expense	3,784
Stock-based compensation(1)	9,470
CEO transition items(2)	7,386
Cortrophin team restructuring	401
Asset impairments(3)	1,330
Excess of fair value over cost of acquired inventory	4,296
Charges related to market exits	567
Transaction and integration expenses	—
Less:
Tax impact of adjustments	(20,382)
Discrete tax benefit related to ANI Canada transfer pricing agreement	—
Adjusted Non-GAAP Net Income	$41,993
Diluted Weighted-Average Shares Outstanding	11,964
Less: Dilutive Effect of Notes	—
Adjusted Diluted Weighted-Average Shares Outstanding	11,986
Adjusted Non-GAAP Diluted Earnings per Share	$3.50

(1)
For the year ended December 31, 2020, Stock-based compensation excludes $3.4 million of stock-based compensation expense associated with the departure of our former President and CEO. This amount is included in this table as part of CEO transition items.

(2)
CEO transition items for the year ended December 31, 2020 is comprised of $3.4 million of stock-based compensation expense and $3.1 million of expense for salary continuation, bonus and other fringe benefits associated with the departure of our former President and CEO, as well as certain legal and recruiting costs related to the search for a permanent replacement.

(3)
For the three months ended December 31, 2020, Asset impairments is comprised of the impairment of a marketing and distribution right intangible asset. For the year ended December 31, 2020, Asset impairments is comprised of finished goods inventory reserves for Bretylium, accounts receivable reserves due to customer bankruptcy, and the impairment of the marketing and distribution right intangible asset, tempered by a modest recovery of previously reserved inventory related to market exits. For the three and twelve month period ended December 2019, Asset impairments was comprised of the impairment of a product right intangible asset.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANI PHARMACEUTICALS, INC. (the "Company")

CONTROL NUMBER:

Please be sure to sign and date this voting instruction card. Date

Participant sign here

NOTE: THIS PROXY, WHEN PROPERLY EXECUTED. WILL BE VOTED AS DIRECTED HEREIN. UNLESS CONTRADICTORY INSTRUCTIONS ARE PROPERLY GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR' ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1. "FOR' PROPOSALS 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT IS PROPERLY PRESENTEDATTHE MEETING.

In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominees in Item 1 and FOR approval of Items 2, 3 4 and 5.

Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope.

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PLEASE MARK VOTESAS IN THIS EXAMPLEANI PHARMACEUTICALS, INC. (the “Company”)1. Election of DirectorsForAgainstAbstainRobert E. Brown, Jr.Thomas HaugheyNikhil LalwaniDavid B. Nash, M.D., M.B.A.Antonia R. PeraJeanne A. ThomaPatrick D. WalshThe Board of Directors recommends a voteFOR the election of all nominees in Item 1 and FOR approval of Items 2, 3, 4 and 5.2. To approve the compensation of the Company’s named executive officers, on an advisory basis.For Against Abstain Mark box at right if an address change has been noted on the reverse side of this card.3. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.For Against Abstain CONTROL NUMBER:4. To approve, in connection with the Company pending acquisition of Novitium Pharma LLC (“Novitium”), the issuances of (a) 2,466,667 shares of common stock to certain members of Novitium and (b) 25,000 shares of Series A Convertible Preferred Stock to Ampersand 2020 Limited Partnership (“Ampersand”), as required by and in accordance with applicable NASDAQ listing rules.For Against Abstain 5. To

Vote By MailMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.Do not return your Instruction Card if you are voting by Telephone or InternetImportant Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:The Notice and Proxy Statement and Annual Report on Form 1 0-K of ANI Pharmaceuticals, Inc. are available at www.proxyvote.com.Proxy CardVirtual Annual Meeting of Stockholdersto be held June [ ], 2021ANI PHARMACEUTICALS, INC.PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned acknowledge(s) rece ipt of a Notice of the Virtual Annual Meeting of Stockholders to be held on June [ ], 2021. The undersigned further hereby appoint (s) Nikhil Lalwani and Stephen P. Carey or either of them, with power to act as proxy and attorney-in-fact and with full power of substitution and hereby authorize(s) them to represent and vote, as provided on the reverse side, all the voting shares of ANI Pharmaceuticals, Inc. that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Virtual Annual Meeting and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Virtual Annual Meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, AND IN